UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.
(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406
(Address of principal executive offices) (Zip code)

Andrew J. McNally
BNY Mellon Investment Servicing (US) Inc.
760 Moore Rd.
King of Prussia, PA 19406
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.

Annual Report

October 31, 2016

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

Old Westbury Funds, Inc.

This Page Intentionally Left Blank

Old Westbury Funds, Inc.
A Letter From the President (Unaudited)

Dear Shareholders:

The fiscal year ended October 31, 2016 was marked by two pronounced rotations within financial markets away from risk assets. The first came at the turn of the calendar year. Global equities sold off as oil prices declined precipitously and investors worried about economic growth in China and the future path of its currency, the renminbi. Another concern feeding into the sell-off was the impact that negative European and Japanese interest rates may have on banks and the effectiveness of monetary policy. Equities recovered as oil prices stabilized, only to be whipsawed once again in June after the U.K.’s surprise referendum mandate to leave the European Union (called “Brexit”). Again, recovery was relatively quick, as central banks pledged to maintain liquidity, valuations became more attractive, and investors questioned whether the U.K. would in fact ultimately leave the European Union.

After the Brexit vote in June, equity markets enjoyed a respite from volatility until uncertainty escalated over the outcome of the U.S. presidential and congressional elections. For the fiscal year, global equities posted gains of about 2%. The U.S. outperformed other developed markets and emerging markets, while small-cap stocks generally outperformed large-cap names. By sector, the global leaders were materials, information technology, and utilities, while financials, consumer discretionary, and healthcare lagged.

Global central banks were more active earlier in the fiscal year. The Fed delivered one rate increase in December 2015 – its first in nine years, but kept its policy intact thereafter in the face of heightened uncertainty over Brexit and the U.S. elections. Other notable actions included the Bank of Japan’s implementation of negative interest rates and expanded asset purchases as well as the European Central Bank’s reduction of its deposit-facility rate further below zero. Later in the year, the Bank of England announced monetary stimulus measures and reduced interest rates in the wake of the Brexit vote, while the Bank of Japan announced new fiscal stimulus and yield-curve targeting measures that aim to keep its 10-year government bond yield near 0%.

During the year, bonds slightly outperformed global equities, benefitting from the intra-year rotations out of risk assets. For most of the year, bond yields declined across the globe, with certain global non-U.S. 10-year bond yields entering negative territory. During the summer, the 10-year U.S. Treasury yield fell to a record low of 1.32% as lackluster economic growth and low inflation pushed yields downward. The U.S. yield curve flattened, with short-term rates rising and long-term rates declining. Global bond yields moved higher later in the year, driven by a view that central banks may dial back their accommodative policies. In the U.S., inflation began to tick higher, and economic prospects began to improve as markets began to expect some form of stimulative fiscal spending from the new U.S. administration.

The oil-price slump early in the year was driven by fears of a slowdown in China, and reports of a supply build-up. U.S. drillers idled rigs, which helped prices to stabilize. Later in the year, OPEC members appeared to reach an agreement to cut production by up to one million barrels per day, though details have yet to be finalized. The drop in oil prices had a negative impact on the energy sector — both in equities and high yield bonds.

Global economic growth continued to be muted. In the U.S., growth was lackluster through the first three quarters of the fiscal year, with growth rates under 1.5%. However, the economy accelerated in the calendar third quarter, rising around 3% with employment and consumer spending holding up relatively well. Europe and Japan remained mired in low inflation, and extraordinarily easy monetary policy has reduced the urgency for policymakers to tackle structural reforms. To date, Europe has weathered the immediate aftermath of Brexit surprisingly well; a bright spot is an acceleration in European loan growth.

In this environment, our portfolio results varied. On a total-return basis, the Small & Mid Cap Fund posted solid outperformance due to strong stock selection. The Old Westbury Large Cap Core Fund underperformed as a result of sector allocation and stock selection within the technology sector, and the Old Westbury Large Cap Strategies Fund slightly underperformed. Elevated cash holdings early in the year detracted slightly from the performance of each of the equity funds. The Old Westbury Strategic Opportunities Fund’s return was short of its primary and secondary benchmarks. Most components outperformed, but de-risking measures taken early in the year detracted. The Old Westbury Fixed Income Fund underperformed, mainly due to its conservative underweight position in interest-rate exposure. The Old Westbury Municipal Bond Fund’s return was essentially in-line with its benchmark.

During the fiscal year, the adviser, Bessemer Investment Management, LLC (the “Adviser” or “BIM”), made several key changes. It added Bessemer-managed quantitative low-volatility equity sleeves to the Old Westbury Large Cap Strategies and Small & Mid Cap Funds. BIM also added an external manager with a low-volatility U.S. small-cap strategy to the Old Westbury Small & Mid Cap Fund. In the Old Westbury Strategic Opportunities Fund, positions were eliminated in master limited partnerships (MLPs) and global government bonds.

2

Old Westbury Funds, Inc.
A Letter From the President (Unaudited) - (Continued)

At year-end, we remain committed to the Adviser’s longstanding investment approach, characterized by independent research, a global orientation, and long-term perspective. We believe these disciplines will continue to reap competitive long-term results for shareholders and position the Adviser to fulfill the central mandate of participating in strong market environments while preserving capital during difficult ones.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

3

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Core Fund (the “Fund”) for the fiscal year ended October 31, 2016 was 0.73%. In comparison, the return of the MSCI ACWI Large Cap Index (Net) was 2.01%. The MSCI All Country World Large Cap Index (Net)is comprised of large-capitalization stocks in 23 developed and 23 emerging market countries. With close to 1,200 constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Net means that the return calculation for the index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The most significant positive contributors to the Fund’s relative performance during the year were an overweight position in the utilities sector (4.7% of the Fund as of October 31, 2016) and an underweight position in consumer staples (6.7%). Stock selection overall was a positive contributor. By sector, healthcare and financials stock selection contributed positively. Stocks that contributed the most included American Water Works Company, Broadcom Limited, and Raytheon. American Water Works shares appreciated as the market rewarded a higher valuation to its steady and growing earnings power. Broadcom benefited from its continued strategy of consolidating the semiconductor industry via acquisition. Raytheon’s shares outperformed as the market came to appreciate the improving outlook for defense spending and the durable nature of the company’s long-term prospects.

The Fund’s results were held back by an overweight position in the consumer discretionary sector (23.8%), an underweight position in materials (1.3%), and an allocation to cash (4.8%). Stock selection within the information technology sector also detracted from returns. Stocks with the highest negative contributions included Nokia Oyi, Nike, and ConocoPhillips. Nokia shares have fallen as the outlook networking equipment sales has declined due to a slowdown in customer spending on wireless networks. Nike shares have pulled back after having a strong run in the previous year, as the market worried that growth and market-share gains were slowing. Oil and gas company ConocoPhillips saw its share price fall with the price of crude oil.

At fiscal year-end, the Fund maintained overweight positions in consumer discretionary and utilities; these overweights were largely the result of Comcast, Aramark, Dollar General, PVH Corp., and Lowe’s. The Fund maintained underweight positions in consumer staples, telecoms, financials, materials, and energy, due to a general caution over commodity prices and the high valuations among consumer staples. The Fund continues to be overweight U.S. stocks (66.6%) versus non-U.S. stocks (28.4%); the remainder was cash. Within non-U.S. stocks, the Fund is underweight Europe, Japan, and emerging markets.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/ reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

4

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Banks	9.6%
Consumer Discretionary	23.8
Consumer Staples	6.7
Diversified Financials	5.1
Energy	4.9
Health Care	11.2
Industrials	7.1
Information Technology	16.1
Insurance	2.5
Materials	1.3
Real Estate	1.0
Telecommunication Services	1.1
Utilities	4.7
Other**	4.9
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
5

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns

For the Period Ended October 31, 2016

Large Cap Core Fund
One Year	0.73%
Five Year	6.76%
Ten Year	1.82%

MSCI ACWI Large Cap Index (Net)
One Year	2.01%
Five Year	7.95%
Ten Year	3.66%

S&P Global LargeCap Index (Net)
One Year	1.96%
Five Year	7.84%
Ten Year	3.64%

On November 16, 2011, the Fund changed its name to Large Cap Core Fund (formerly U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.00%, as disclosed in the Funds’ prospectus dated March 1, 2016. The Board has approved, the termination of this fee waiver agreement (subject to shareholder approval, which was given at a shareholder meeting held on December 22, 2016, of a proposed fee change in connection with a modification of the Fund’s investment strategy). The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.01%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

6

Old Westbury Funds, Inc.
Large Cap Core Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. On January 1, 2016, the Fund changed its primary benchmark from the S&P Global LargeCap Index (Net) to the MSCI ACWI Large Cap Index (Net) to more closely reflect the Fund’s current investment strategy. The S&P Global LargeCap Index (Net) and MSCI ACWI Large Cap Index (Net) also include the reinvestment of distributions but not fees and expenses associated with an investment in the Fund. The S&P Global LargeCap Index (Net) and the MSCI ACWI Large Cap Index (Net) are unmanaged. Investments cannot be made directly in an index. The Board has approved a change in the Fund’s primary benchmark to MSCI ACWI Investible Market Index (Net) in conjunction with a modification of the Fund’s investment strategy, all of which will become effective on or about December 30, 2016.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

7

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Large Cap Strategies Fund (the “Fund”) for the fiscal year ended October 31, 2016, was 1.93%. In comparison, the return of the MSCI ACWI Large Cap Index (Net) (“the Index”) was 2.01%. The Index is comprised of large-capitalization stocks in 23 developed and 23 emerging market countries. With close to 1,200 constituents, the index covers approximately 70% of the free float-adjusted market capitalization in each country. Net means that the return calculation for the index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

During the fiscal year, each of the Fund’s main components outperformed the Index, while holdings of cash, exchange-traded funds, and currency hedges detracted from performance.

Stocks that contributed the most to relative performance were Hewlett Packard Enterprise (1.24%), Texas Instruments (1.90%), and Tencent Holdings (1.21%). Hewlett Packard Enterprise posted resilient earnings and announced two well-received divestitures. U.S. semiconductor company Texas Instruments continued to benefit from the stable growth of its analog business. Tencent Holdings, the largest internet company in Asia, saw significant appreciation as it found new ways to monetize its dominant position in Chinese social media.

Stocks that detracted from relative performance were Gilead Sciences (0.90%), Apple (1.19%), and Regeneron Pharmaceuticals (0.33%). Gilead and Regeneron, two biotechnology firms, suffered from a broad sell-off across the health care sector caused by worries around the sustainability of high drug prices in the U.S. under a new president. An underweight position in Apple detracted from performance as excitement around a new product launch supported the shares.

At fiscal year-end, the Fund was overweight the following sectors: consumer discretionary (14.7% versus the Index’s 11.4%), consumer staples (14.1% versus 11.1%), industrials (9.7% versus 9.1%), and information technology (22.4% versus 16.8%).The Fund was underweight the following sectors: energy (2.6% versus the Index’s 7.4%), financials (14.9% versus 21.0%), materials (1.4% versus 4.1%), telecommunications (1.7% versus 4.1%), and utilities (0.4% versus 2.9%). The health care sector weighting was relatively neutral (11.7% versus the Index’s 12.1%).

The Fund held a significant overweight to the U.S. (+5.5% as of 10/31/16), given the country’s improving economy and strengthening currency, combined with U.S. companies’ greater focus on economic value creation than companies in other global regions. At fiscal year-end, the Fund was underweight developed Europe and Japan, and slightly overweight emerging markets.

8

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.0	%***
Belgium	0.2
Bermuda	0.4
Brazil	1.6
Canada	1.8
Chile	0.0	***
China	4.2
Columbia	0.0	***
Czech Republic	0.1
Egypt	0.0	***
Finland	2.2
France	1.4
Germany	0.8
Guernsey	0.1
Hong Kong	2.0
Hungary	0.1
India	2.3
Indonesia	0.2
Japan	5.9
Kenya	0.0	***
Luxembourg	0.1
Mexico	0.3
Netherlands	3.1
Peru	0.0	***
Philippines	0.0	***
Poland	0.1
Russia	0.3
Singapore	0.7
South Africa	0.8
South Korea	0.9
Sweden	1.8
Switzerland	1.5
Taiwan	0.8
Thailand	0.7
Turkey	0.0	***
United Arab Emirates	0.1
United Kingdom	2.6
United States	56.7
Other**	6.2
	100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, participation notes, exchange traded funds, U.S. government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
9

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2016

Large Cap Strategies Fund
One Year	1.93%
Five Year	9.18%
Ten Year	2.78%

MSCI ACWI Large Cap Index (Net)
One Year	2.01%
Five Year	7.95%
Ten Year	3.66%

S&P Global LargeCap Index (Net)
One Year	1.96%
Five Year	7.84%
Ten Year	3.64%

On November 16, 2011, the Fund changed its name to Large Cap Strategies Fund (formerly Non-U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

10

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding, Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 1.15% (current net operating expense is 1.11%), as disclosed in the Funds’ prospectus dated March 1, 2016. The Board has approved the termination of this fee waiver agreement. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.15%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. On January 1, 2016, the Fund changed its primary benchmark from the S&P Global LargeCap Index (Net) to the MSCI ACWI Large Cap Index (Net) to more closely reflect the Fund’s current investment strategy. The S&P Global LargeCap Index (Net) and MSCI ACWI Large Cap Index (Net) also include the reinvestment of distributions but not fees and expenses associated with an investment in the Fund. The S&P Global LargeCap Index (Net) and the MSCI ACWI Large Cap Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

11

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Small & Mid Cap Fund (the “Fund”) for the fiscal year ended October 31, 2016, was 5.13%. In comparison, the return of the MSCI All Country World Small Mid Cap Index (Net) (the “Index”) was 3.17%. The Index is comprised of mid- and small-cap stocks in 23 developed and 23 emerging market countries. With around 7,500 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Net means that the return calculation for the index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Relative to the Index, strong outperformance came from the Bessemer Investment Management LLC’s mid-cap segment (18.18%) of the Fund as of October 31, 2016), non-U.S. developed-market small-cap stocks managed by London-based Mondrian Investment Partners (10.1%), and small- and mid-cap stocks managed by Vermont-based Champlain Investment Partners LLC (16.4%). Global small-cap stocks managed by Texas-based Dimensional Fund Advisors LP (15.5%) slightly outperformed. Small-cap stocks in emerging markets managed by Mondrian (13.7%) modestly underperformed. Elevated cash holdings early in 2016 also detracted from performance.

The Fund benefited from excellent stock selection in the healthcare and consumer staples sectors. In healthcare, strong performers included C.R. Bard (1.82%), a medical technologies company that benefitted from a sustained and meaningful increase in organic growth partially attributable to a successful launch of a drug-coated balloon for treatment of vascular diseases. Cooper Companies (1.71%), a medical devices company, performed well thanks to the continued patient trade-up to higher-priced daily contact lenses. In the consumer staples sector, Spectrum Brands (2.13%), a diversified consumer products company, benefitted from increased confidence in the sustainability of organic revenue growth and robust free cash flow generation. Ingredion (0.25%), a global ingredients company, benefitted from lower input costs, higher capacity utilization, and the success of many new value-added and higher-margin products. J.M. Smucker (1.26%), a food products company, benefitted from a significant rebound in branded coffee profitability and better synergies and cash-flow generation from a recent acquisition. From a sector-allocation perspective, the Fund benefited from an overweight position in consumer staples and an underweight position in financials.

Sectors that detracted from performance included materials and utilities; the Fund was underweight both of these sectors. Stocks that were challenged included auto parts retailer Advance Auto Parts (1.16%), which faced significant integration challenges from a recent acquisition that negatively impacted sales and profits. Wyndham Worldwide (1.97%), a global hospitality company that specializes in vacation ownership, managed home rentals, and hotel management, struggled to contain an increase in vacation ownership defaults, which modestly weighed on revenue and profit growth. Tupperware Brands, a relationship-based seller of consumer products, disappointed investors with continued sales growth challenges in both developed and emerging markets.

At fiscal year-end, the Fund was overweight the consumer staples, healthcare, and industrials sectors. The Fund was underweight energy, financials, materials, and utilities.

The Fund was regionally overweight the U.S. market (63.3%) thanks to the country’s low interest rates, reasonable valuations, and promising earnings outlook. Conversely, the Fund was underweight developed Europe (11.4%), Japan (6.2%), and emerging markets (7.9%).

12

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	1.7%
Austria	0.2
Belgium	0.2
Bermuda	1.2
Brazil	0.3
Cambodia	0.0	***
Canada	2.3
Cayman Islands	0.0	***
Chile	0.1
China	1.2
Curacao	0.1
Denmark	0.5
Faeroe Islands	0.0	***
Finland	0.4
France	1.4
Germany	1.6
Gibraltar	0.0	***
Greece	0.0	***
Guernsey	0.0	***
Hong Kong	1.1
Hungary	0.0	***
India	1.3
Indonesia	0.5
Ireland	0.3
Isle of Man	0.0	***
Israel	1.5
Italy	0.3
Japan	6.1
Jersey Channel Islands	0.1
Luxembourg	0.2
Malaysia	0.4
Malta	0.0	***
Martinique	0.0	***
Mexico	0.4
Monaco	0.0	***
Netherlands	0.5
New Zealand	0.7
Norway	0.1
Peru	0.1
Philippines	0.2
Poland	0.1
Portugal	0.0	***
Puerto Rico	0.0	***
Romania	0.0	***
Singapore	1.0
South Africa	0.4
South Korea	1.0
Spain	0.3
Sweden	0.8
Switzerland	1.5
Taiwan	0.8
Thailand	0.3
Turkey	0.0	***
Ukraine	0.0	***
United Arab Emirates	0.0	***
United Kingdom	3.6
United States	59.0
Other**	6.2
	100.0%
*	Stated as a percentage of net assets.
**	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
13

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2016

Small & Mid Cap Fund
One Year	5.13%
Five Year	9.37%
Ten Year	7.61%

MSCI ACWI SMID Cap Index (Net)
One Year	3.17%
Five Year	8.82%
Ten Year	4.99%

S&P Global MidSmallCap Index (Net)
One Year	3.30%
Five Year	8.94%
Ten Year	4.94%

Prior to October 2, 2008, the Fund was named Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. Effective January 1, 2014, the Board approved changes to the Fund’s name (formerly Global Small & Mid Cap Fund), and investment strategies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

14

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.11%, as disclosed in the Funds’ prospectus dated March 1, 2016. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.18%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. On January 1, 2016, the Fund changed its primary benchmark from the S&P Global MidSmallCap Index (Net) to the MSCI ACWI SMID Cap Index (Net) to more closely reflect the Fund’s current investment strategy. The S&P Global MidSmallCap Index (Net) and the MSCI ACWI SMID Cap Index (Net) also include the reinvestment of distributions but not fees and expenses associated with an investment in the Fund. The S&P Global MidSmallCap Index (Net) and the MSCI ACWI SMID Cap Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger and more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

15

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Strategic Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2016, was 0.17%. In comparison, the return of the Fund’s primary benchmark, the MSCI All Country World Investable Market Index (IMI) (Net), was 2.34%. The MSCI All Country World IMI (Net) is comprised of large-, mid- and small-capitalization stocks in 23 developed market and 23 emerging market countries. With around 8,600 constituents, the index covers approximately 99% of the global investable equity opportunity set. Net means that the return calculation for the index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The return for the Fund’s secondary benchmark, the BofA Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index (40%) and the MSCI All Country World (IMI) (Net) (60%), was 2.65%. The BofA Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 10 years and rated AAA through A3, inclusive.

During the fiscal year, segments of the Fund that outperformed the primary benchmark included Bessemer Investment Management LLC’s (“Bessemer”) quantitative equities (8% of the Fund as of October 31, 2016), global high yield (4%, managed by sub-advisor Muzinich & Co., Inc.), non-agency mortgage-backed securities (16%, managed by sub-advisor BlackRock Financial Management, Inc.), collateralized loan obligations (5%, managed by Bessemer and BlackRock), closed-end funds (7%, managed by Bessemer), and convertible bonds (5%, managed by Bessemer). Non-agency mortgage-backed securities were boosted by an improving housing market. In quantitative equities, results were driven by strong stock selection in Japan, overweight positions in consumer staples and utilities, and outperformance in the volatile January-February 2016 period. Global high yield benefitted from a narrowing of credit spreads due to the oil rally that began earlier in the year. Also, the Fund’s derivative strategies (41%) contributed positive absolute return as many of the seasoned options positions, primarily sold puts, earned option premium throughout the year.

Earlier in the calendar year, de-risking measures undertaken by the Fund detracted from performance. Despite the U.S. dollar overweight, exposure to other currencies was a detractor in absolute terms. Other segments of the Fund that underperformed included Bessemer’s commodity alpha (1%), global government bonds (now exited, previously managed by sub-advisor Franklin Advisers, Inc.) and master limited partnerships, or MLPs (now exited, previously managed by sub-advisor TPH Asset Management LLC). Commodity alpha’s results were hurt by a soybean swap trade in the second quarter. Global government bonds fell as bond yields dropped in line with negative interest rates becoming a global theme. The volatility in the energy sector negatively impacted MLPs.

The Fund’s primary benchmark consists of global equities, and the Fund’s secondary benchmark consists of equities and U.S. Treasuries. Relative to the benchmarks, therefore, at year-end, the Fund was overweight convertible bonds, collateralized loan obligations, non-agency mortgage-backed securities, global high yield, and closed-end credit funds. The investment team views each of these asset classes as having a better risk-adjusted return profile than U.S. Treasuries. The Fund has limited interest rate risk — despite U.S. Treasuries comprising 40% of the secondary benchmark — as this asset class does not currently fit the Fund’s criteria established for all investments: equity-like returns, facing a market dislocation, and upside potential greater than downside risk (positive asymmetry).

At year-end, based on notional exposures for derivatives and underlying regional exposures with exchange traded funds, the Fund had 75.2% of its assets in the U.S., 13.8% in developed Europe, 5.1% in Japan, 5.4% in emerging markets, and 0.5% in other developed markets. The Fund maintains significant exposure to the U.S. dollar, representing 77.8% of the Fund compared to 53.7% for the primary benchmark and 72.2% for the secondary benchmark.

16

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Belgium	0.1
Bermuda	0.5
Bulgaria	0.0	***
Canada	0.1
Cayman Islands	4.8
China	0.3
Cyprus	0.0	***
Czech Republic	0.0	***
Dominican Republic	0.0	***
Finland	0.0	***
France	0.1
Germany	0.1
Hong Kong	0.4
Hungary	0.0	***
Indonesia	0.0	***
Ireland	0.3
Italy	0.1
Japan	1.0
Jersey Channel Islands	0.1
Luxembourg	0.4
Malaysia	0.1
Mexico	0.0	***
Morocco and Antilles	0.1
Netherlands	0.3
New Zealand	0.0	***
Norway	0.0	***
Pakistan	0.1
Peru	0.0	***
Poland	0.0	***
Qatar	0.0	***
Singapore	0.1
South Africa	0.0	***
South Korea	0.1
Spain	0.0	***
Sweden	0.1
Switzerland	0.2
Taiwan	0.1
Thailand	0.0	***
Turkey	0.1
United Arab Emirates	0.1
United Kingdom	0.4
United States	71.8
Other**	18.1
	100.0%

*	Value of Investments in Portfolio as a percentage of net assets.
**	Includes cash and equivalents, closed-end funds, exchange traded funds, purchased or written options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
17

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2016

Strategic Opportunities Fund
One Year	0.17%
Five Year	5.61%
Since Inception (November 28, 2007)	1.61%

S&P Global Broad Market Index (Net)
One Year	2.36%
Five Year	8.18%
November 28, 2007 to October 31, 2016	2.71%

Prior Blended Index (Net)
One Year	2.67%
Five Year	5.86%
November 28, 2007 to October 31, 2016	3.41%

MSCI ACWI Investable Market Index (IMI) (Net)
One Year	2.34%
Five Year	8.19%
November 28, 2007 to October 31, 2016	2.74%

Blended Index (Net)
One Year	2.65%
Five Year	5.86%
November 28, 2007 to October 31, 2016	3.41%

Effective January 1, 2014, the Board approved changes to the Fund’s name (formerly Global Opportunities Fund), investment strategies and primary benchmark. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

18

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any), at 1.20%, as disclosed in the Funds’ prospectus dated March 1, 2016. The expense ratio, prior to fee waivers and including acquired fund fees and expenses (if any), is stated in the prospectus as 1.45%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. On January 1, 2016, the Fund changed its primary benchmark from the S&P Global Broad Market Index (Net) to the MSCI All Country World Investable Market Index (ACWI IMI) (Net) to more closely reflect the Fund’s current investment strategy. In addition, effective January 1, 2016, the Fund also compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 60% weighting in the MSCI All Country World Investable Market Index (ACWI IMI) (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (the “Blended Index”). The Fund previously compared its performance to a blended benchmark, as a secondary benchmark, consisting of a 60% weighting in the S&P Global Broad Market Index (Net) and a 40% weighting in the Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (the “Prior Blended Index”). The ACWI IMI (Net), the Blended Index (Net), the S&P Global Broad Market Index (Net) and the Prior Blended Index (Net) also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The ACWI IMI (Net), the Blended Index (Net), the S&P Global Broad Market Index (Net) and the Prior Blended Index (Net) are unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

19

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

The Old Westbury Fixed Income Fund (the “Fund”) returned 2.08% for the fiscal year ended October 31, 2016. In comparison, the return of the Bank of America Merrill Lynch U.S. Corporate & Government 1-10 Year AAA-A US Corporate & Government Index (the “Index”) was 2.69%.

Short-term interest rates rose slightly during the fiscal year, while longer-term rates dipped in a flattening of the yield curve. Weaker-than-expected growth and inflation prospects in the U.S. economy during the end of 2015 and the first quarter of 2016 pushed yields lower in a move that ran until midyear. As economic prospects improved, other risks kept yields low and prevented the Fed from raising its policy rates further. These risks included Brexit in June, and the U.S. election in November. Finally, as the election approached, long-term yields began to rise, anticipating stimulative fiscal spending from whichever candidate might win the presidency. During the year, credit spreads contracted, and corporate bonds outperformed treasuries and U.S. agency bonds.

The Fund maintained a barbell structure throughout the year, meaning it was underweight bonds with intermediate maturities, and overweight bonds with shorter- and longer-term maturities. A barbell positioning is typically advantageous in a rising-rate environment. For the year, this structure had a slightly negative influence on performance. The Fund also had a lower duration (price sensitivity to interest-rate moves) than the benchmark, and since yields fell sharply in the first quarter, this was a drag on performance. The market does not believe the Fed will raise rates as quickly as its statements have suggested, and long-term yields have been slow to react.

Corporate credit significantly outperformed treasuries and agencies, so the Fund’s large portfolio overweight in corporate bonds, as well as the addition of even more corporate exposure toward year-end, had a positive effect on relative performance. Corporate bonds have benefitted from a slowdown in the pace of new issuance, continued strong investor demand, and a decline in global interest rates.

Further improving U.S. economic strength and a slowly moving Fed are expected as 2017 approaches, and these factors, combined with weak non-U.S. growth, low inflation, and strong demand for bonds will likely keep yields from breaking out significantly to the upside. That said, if the new U.S. administration implements strong fiscal spending measures, yields could rise further.

At fiscal year-end, the Fund maintained its barbell positioning. Credit represented approximately 42% of the market value of the Fund, including an allocation to high-quality asset-backed securities and collateralized loan obligations. Credit exposure is limited to investment-grade securities, with an emphasis on liquid, shorter-duration bonds. In the coming months, the team will closely watch developments in the U.S. and global economy that may drive changes in interest rates and the yield curve.

20

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	55.3%
Corporate Bonds	34.7
Municipal Bonds	1.7
Government Bonds	0.2
Asset Backed Securities	7.4
Collateralized Mortgage Obligations	0.2
Other**	0.5
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
21

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2016

Fixed Income Fund
One Year	2.08%
Five Year	1.43%
Ten Year	3.79%

Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index
One Year	2.69%
Five Year	2.04%
Ten Year	3.79%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.70% (current net operating expense ratio is 0.64%), as disclosed in the Funds’ prospectus dated March 1, 2016. The expense ratio, prior to fee waivers and including acquired fund fees (if any), is stated in the prospectus as 0.74%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

22

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Bank of America Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

23

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2016, was 2.05%. In comparison, the return of the Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index (the “Index”) was 2.09%, and the return of the Fund’s other index, the Lipper Short-Intermediate Municipal Debt Funds Index, was 1.72%.

Throughout the year, the Fund used a barbell maturity structure with a lower concentration in the three- to six-year maturity range. This proved beneficial as the yield curve flattened through October of this year. The Fund maintains this type of structure given the view that the yield curve will flatten further as the Federal Reserve (the “Fed”) increases the federal funds rate. The Fund’s duration is slightly lower than the Index in anticipation of some pressure on interest rates to rise.

While rates ranged widely over the course of the year, the general path of long-maturity municipal yields was lower. The Fund was positioned for an increase in short-term yields, given the expectation that the Fed would move rates higher; the Fed only moved once, in December 2015. This positioning resulted in a slight drag on performance.

Municipal credit spreads were virtually unchanged for the year. The Fund has a greater weighting in A-rated bonds and benefits when the difference between lower- and higher-quality securities narrows. The Fund’s advisor expects that the yield spread between higher- and A-rated municipal bonds will remain somewhat constant.

24

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	1.0%
Arizona	0.8
Arkansas	0.1
California	6.0
Colorado	1.4
Connecticut	3.8
District of Columbia	1.1
Florida	1.8
Georgia	4.2
Hawaii	0.4
Idaho	0.6
Illinois	1.1
Indiana	1.9
Iowa	0.2
Kansas	0.2
Kentucky	0.5
Louisiana	0.1
Maine	0.2
Maryland	1.2
Massachusetts	9.3
Michigan	0.8
Minnesota	1.4
Mississippi	0.2
Missouri	0.9
Montana	0.1
Nevada	0.1
New Hampshire	0.4
New Jersey	2.7
New Mexico	0.5
New York	21.5
North Carolina	1.9
Ohio	2.6
Oklahoma	0.2
Oregon	0.6
Pennsylvania	1.9
Rhode Island	0.6
South Carolina	2.6
Tennessee	0.4
Texas	14.3
Utah	1.9
Virginia	3.6
Washington	2.5
West Virginia	0.0 ***
Other**	2.4
100.0%

*	Stated as a percentage of net assets.
**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.
***	Represents less than 0.1% of net assets.
25

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2016

Municipal Bond Fund
One Year	2.05%
Five Year	1.95%
Ten Year	3.15%

Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index
One Year	2.09%
Five Year	2.49%
Ten Year	3.69%

Bank of America Merrill Lynch 1-12 Year Municipal Bond Index
One Year	2.49%
Five Year	2.83%
Ten Year	3.95%

Lipper Short-Intermediate Municipal Debt Funds Index
One Year	1.72%
Five Year	1.92%
Ten Year	2.84%

The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

26

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

The Adviser has contractually committed through October 31, 2017, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses (if any) at 0.70% (current net operating expense ratio is 0.59%), as disclosed in the Fund’s prospectus dated March 1, 2016. The expense ratio, prior to fee waivers and including acquired fund fees (if any), is stated in the prospectus as 0.70%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2016 can be found in the Financial Highlights.

The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. On January 1, 2016, the Fund changed its primary benchmark from the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index to the Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index to more closely reflect the Fund’s current investment strategy. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. The Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index, Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Bank of America Merrill Lynch 1-12 Year AAA-AA Municipal Securities Index, Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

27

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Period Ended October 31, 2016

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 5/1/16	Actual Ending Account Value 10/31/16	Actual Expenses Paid During Period* 5/1/16-10/31/16	Actual Expense Ratio During Period 5/1/16-10/31/16**
Large Cap Core Fund	$1,000.00	$1,021.60	$5.05	1.00%
Large Cap Strategies Fund	1,000.00	1,031.10	5.69	1.12%
Small & Mid Cap Fund	1,000.00	1,044.30	5.67	1.11%
Strategic Opportunities Fund	1,000.00	1,032.00	6.10	1.20%
Fixed Income Fund	1,000.00	1,004.00	3.16	0.63%
Municipal Bond Fund	1,000.00	1,000.30	2.90	0.58%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.
28

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) - (Continued)
For the Period Ended October 31, 2016

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 5/1/16	Hypothetical Ending Account Value 10/31/16	Hypothetical Expenses Paid During Period* 5/1/16-10/31/16	Hypothetical Expense Ratio During Period 5/1/16-10/31/16**
Large Cap Core Fund	$1,000.00	$1,020.00	$5.05	1.00%
Large Cap Strategies Fund	1,000.00	1,019.40	5.65	1.12%
Small & Mid Cap Fund	1,000.00	1,019.45	5.60	1.11%
Strategic Opportunities Fund	1,000.00	1,019.00	6.06	1.20%
Fixed Income Fund	1,000.00	1,021.85	3.18	0.63%
Municipal Bond Fund	1,000.00	1,022.10	2.93	0.58%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 to reflect the one-half year period.
**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

29

Old Westbury Funds, Inc.
Large Cap Core Fund
Portfolio of Investments	October 31, 2016

Shares		Value
COMMON STOCKS — 95.1%
Banks — 9.6%
485,020	BNP Paribas SA - ADR	$14,075,280
401,070	Citigroup, Inc.	19,712,591
363,160	DBS Group Holdings Ltd. - ADR	15,681,249
169,175	HSBC Holdings Plc - ADR	6,366,055
1,607,445	KeyCorp	22,697,123
696,970	Morgan Stanley	23,397,283
969,100	Nordea Bank AB	10,187,613
1,919,810	Siam Commercial Bank Public Co. Ltd.(b)(c)	7,871,783
		119,988,977
Consumer Discretionary — 23.8%
200,880	Accor SA	7,626,582
28,171	Amazon.com, Inc.(b)	22,250,019
721,200	Aramark	26,850,276
388,240	CBS Corp. - Class B	21,982,149
484,405	Comcast Corp. - Class A	29,945,917
322,290	Dollar General Corp.	22,267,016
2,451,450	Kingfisher Plc	10,841,121
326,910	Lowe’s Cos, Inc.	21,788,552
116,920	Mohawk Industries, Inc.(b)	21,548,356
277,520	Nielsen Holdings Plc	12,493,950
343,460	NIKE, Inc. - Class B	17,234,823
1,422,780	Nissan Motor Co. Ltd.	14,496,428
272,875	Pandora A/S - ADR	8,827,506
243,225	PVH Corp.	26,020,211
245,495	Royal Caribbean Cruises Ltd.	18,871,201
334,860	Tata Motors Ltd. - ADR	13,196,833
		296,240,940
Consumer Staples — 6.7%
240,000	Coca-Cola European Partners Plc	9,254,075
322,310	CVS Health Corp.	27,106,271
240,860	PepsiCo, Inc.	25,820,192
325,440	Unilever NV	13,639,935
326,055	Wilmar International Ltd. - ADR	7,669,792
		83,490,265
Diversified Financials — 5.1%
588,010	Discover Financial Services	33,122,603
860,210	ING Groep NV	11,326,877
578,550	Mediobanca SpA	4,239,335
915,170	ORIX Corp.	14,534,334
		63,223,149
Energy — 4.9%
140,805	China Petroleum & Chemical Corp. - ADR	10,197,098
720,705	ConocoPhillips	31,314,632
372,190	Encana Corp.	3,549,027
1,072,340	ENI SpA	15,550,372
		60,611,129
Shares		Value
Health Care — 11.2%
148,615	Aetna, Inc.	$15,953,820
197,415	AstraZeneca Plc	11,086,303
405,660	DENTSPLY Sirona, Inc.	23,353,846
143,210	Otsuka Holdings Co. Ltd.	6,277,643
589,890	Pfizer, Inc.	18,705,412
236,400	Shionogi & Co. Ltd.	11,672,349
159,260	Shire Plc	9,064,479
204,905	Thermo Fisher Scientific, Inc.	30,127,182
122,915	Zimmer Holdings, Inc.	12,955,241
		139,196,275
Industrials — 7.1%
275,500	J.B. Hunt Transport Services, Inc.	22,483,555
664,600	Obayashi Corp.	6,419,756
250,885	Raytheon Co.	34,273,400
148,460	Union Pacific Corp.	13,091,203
262,480	Xylem, Inc.	12,685,658
		88,953,572
Information Technology — 16.1%
139,000	Alibaba Group Holding Ltd. - ADR(b)	14,134,910
52,900	Alphabet, Inc. - Class C(b)	41,502,166
449,870	Apple, Inc.	51,078,240
126,440	Atos SE	13,133,271
113,345	Broadcom Ltd.	19,300,387
373,800	CDW Corp.	16,787,358
2,212,160	Nokia Oyj	9,878,771
198,840	NXP Semiconductors NV(b)	19,884,000
564,000	Sabre Corp.	14,568,120
		200,267,223
Insurance — 2.5%
176,555	American International Group, Inc.	10,893,444
113,085	CHUBB Ltd.	14,361,795
972,349	RSA Insurance Group Plc - ADR	6,508,904
		31,764,143
Materials — 1.3%
386,690	Rio Tinto Ltd.	15,937,301
Real Estate — 1.0%
809,910	Wharf Holdings Ltd. - ADR	12,096,006
Telecommunication Services — 1.1%
281,015	China Telecom Corp. Ltd. - ADR	14,486,323
Utilities — 4.7%
154,740	American Water Works Co., Inc.	11,456,950
302,905	Edison International	22,257,459
407,310	Electric Power Development Co. Ltd.	9,504,029

30

Old Westbury Funds, Inc.
Large Cap Core Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
Utilities (continued)
549,460	Enagas SA	$15,772,961
		58,991,399
Total Common Stocks (Cost $1,081,748,771)		1,185,246,702

INVESTMENT COMPANY — 4.8%
60,170,000	SEI Daily Income Trust Government II Fund, Class A, 0.01%,(d)	60,170,000
Total Investment Company (Cost $60,170,000)		60,170,000
TOTAL INVESTMENTS — 99.9% (Cost $1,141,918,771)(a)		1,245,416,702
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		780,305
NET ASSETS — 100.0%		$1,246,197,007

(a)	Cost for federal income tax purposes is $1,145,177,115 and net unrealized appreciation of investments is as follows:
Unrealized appreciation	$185,879,755
Unrealized depreciation	(85,640,168)
Net unrealized appreciation	$100,239,587
(b)	Non-income producing security.
(c)	This security is considered either fully or partially illiquid. These securities or portions thereof have a value of $7,785,194 or 0.62% of net assets.
(d)	Rate shown represents current yield at October 31, 2016.

ADR-American Depositary Receipt

31

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments	October 31, 2016

Shares		Value
COMMON STOCKS — 93.6%
ARGENTINA — 0.0%
36,000	MercadoLibre, Inc.	$6,048,360
BELGIUM — 0.2%
387,000	UCB SA	26,207,838
BERMUDA — 0.4%
99,976	RenaissanceRe Holdings Ltd.	12,426,017
784,117	Validus Holdings Ltd.	40,068,379
		52,494,396
BRAZIL — 1.6%
28,950,000	Ambev SA(e)	170,779,605
1,563,900	Ambev SA - ADR	9,227,010
1,170,952	Banco Bradesco SA - ADR	12,189,610
1,150,600	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	6,758,694
331,800	Cia Brasileira de Distribuicao - ADR	6,320,790
715,368	Cielo SA	7,272,460
1,231,662	Itau Unibanco Holding SA - ADR	14,693,731
		227,241,900
CANADA — 1.8%
1,557,000	Canadian Pacific Railway Ltd.	222,574,502
394,979	Peyto Exploration & Development Corp.(e)	10,147,600
360,609	Waste Connections, Inc.	27,121,403
		259,843,505
CHILE — 0.0%
341,100	Banco Santander Chile - ADR	7,794,135
CHINA — 4.2%
289,500	51Job, Inc. - ADR(b)	9,843,000
1,515,000	AAC Technologies Holdings, Inc.	14,455,454
895,000	Alibaba Group Holding Ltd. - ADR(b)	91,012,550
352,700	Baidu, Inc. - ADR(b)	62,378,522
15,369,500	China Shenhua Energy Co. Ltd. - H Shares	31,985,318
122,362	CNOOC Ltd. - ADR	15,353,984
253,800	Ctrip.com International Ltd. - ADR(b)	11,205,270
1,854,000	ENN Energy Holdings Ltd.	8,725,493
273,100	JD.Com, Inc. -ADR(b)	7,086,945
3,404,000	Jiangsu Expressway Co. Ltd. - H Shares	4,634,905
1,239,000	Shenzhou International Group Holdings Ltd.	8,219,475
35,300,000	Sinopharm Group Co. Ltd. - H Shares(e)	171,822,114
6,683,000	Tencent Holdings Ltd.	177,338,989
		614,062,019
Shares		Value
COLUMBIA — 0.0%
208,300	Bancolombia SA - ADR	$7,973,724
CZECH REPUBLIC — 0.1%
254,740	Komercni Banka AS	9,331,018
EGYPT — 0.0%
666,500	Commercial International Bank Egypt SAE - GDR	2,945,929
FINLAND — 2.2%
1,650,000	Kone Oyj - Class B(e)	75,947,637
5,320,000	Sampo Oyj - A Shares(e)	243,939,184
		319,886,821
FRANCE — 1.4%
1,125,000	L’Oreal SA(e)	201,362,589
GERMANY — 0.8%
1,372,000	Bayerische Motoren Werke AG	119,540,743
GUERNSEY — 0.1%
304,290	Amdocs Ltd.	17,785,751
HONG KONG — 2.0%
3,224,000	AIA Group Ltd.	20,348,628
707,709	ASM Pacific Technology Ltd.	6,830,208
3,178,570	China Merchants Holdings International Co. Ltd.	8,237,876
1,582,781	China Mobile Ltd.	18,132,833
238,700	China Mobile Ltd. - ADR	13,708,541
13,244,000	China Unicom Hong Kong Ltd.	15,522,814
214,419	Hong Kong Exchanges and Clearing Ltd.	5,678,728
2,875,718	Jardine Matheson Holdings Ltd.(e)	175,159,983
3,844,400	Sands China Ltd.	16,729,761
8,173,162	Sino Biopharmaceutical Ltd.	5,722,388
2,605,500	Yue Yuen Industrial Holdings Ltd.	9,927,410
		295,999,170
HUNGARY — 0.1%
501,217	Richter Gedeon	10,772,899
INDIA — 2.3%
1,734,071	Ambuja Cements Ltd.	6,236,647
2,329,000	Asian Paints Ltd.(e)	37,513,895
1,942,300	Axis Bank Ltd.	14,183,401
1,249,421	Bharti Airtel Ltd.(b)	5,962,140
1,155,700	Bharti Infratel Ltd.	6,013,277
1,367,134	Dabur India Ltd.	5,978,326
113,233	Eicher Motors Ltd.(e)	40,719,476
4,581,700	Housing Development Finance Corp.	94,499,513
842,800	Maruti Suzuki India Ltd.	74,405,385
4,573,000	Motherson Sumi Systems Ltd.	22,715,560
4,846,000	Titan Co. Ltd.(e)	27,735,897
		335,963,517
INDONESIA — 0.2%
16,775,000	Astra International Tbk PT	10,574,370

32

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
INDONESIA (continued)
13,671,262	Bank Rakyat Indonesia Persero Tbk PT	$12,782,756
		23,357,126
JAPAN — 5.9%
647,800	Adastria Co. Ltd.	16,999,577
819,300	Ajinomoto Co, Inc.	18,253,976
436,000	Bandai Namco Holdings, Inc.	13,096,214
216,100	Daiichikosho Co. Ltd.	9,406,851
100,000	Fast Retailing Co. Ltd.	33,813,293
444,400	Fujifilm Holdings Corp.	16,844,569
1,200,000	Hoshizaki Electric Co. Ltd.(e)	108,477,162
1,055,500	Kyowa Hakko Kirin Co. Ltd.	16,154,072
121,100	Lawson, Inc.	9,215,009
691,900	Megmilk Snow Brand Co. Ltd.	24,114,566
522,100	Mitsubishi Tanabe Pharma Corp.	10,186,103
1,854,000	Morinaga Milk Industry Co. Ltd.	14,956,460
1,083,000	Nichirei Corp.	23,741,938
599,238	Nikon Corp.	9,068,282
766,600	Nippon Telegraph & Telephone Corp.	34,064,613
469,100	Nissin Foods Holdings Co. Ltd.	27,196,796
5,830,000	Nomura Research Institute Ltd.(e)	202,635,167
489,000	NTT Data Corp.	25,273,005
1,708,069	Ono Pharmaceutical Co. Ltd.	43,438,734
4,057,000	Osaka Gas Co. Ltd.	16,894,173
681,400	Otsuka Holdings Co. Ltd.	29,869,322
287,300	Park24 Co. Ltd.	8,889,945
355,500	Sawai Pharmaceutical Co. Ltd.	23,017,498
250,200	Secom Co. Ltd.	18,091,605
201,800	Sohgo Security Services Co. Ltd.	9,217,336
2,370,000	Sumitomo Osaka Cement Co. Ltd.	9,830,743
484,000	Terumo Corp.	18,760,942
1,069,000	Toho Gas Co. Ltd.	9,918,347
2,138,000	Toray Industries, Inc.	19,954,938
595,800	Toyo Suisan Kaisha Ltd.	24,174,015
850,500	Zensho Holdings Co. Ltd.	15,911,900
		861,467,151
KENYA — 0.0%
1,119,379	East African Breweries Ltd.	3,039,337
18,283,520	Safaricom Ltd.	3,570,368
		6,609,705
LUXEMBOURG — 0.1%
337,200	Tenaris SA - ADR	9,509,040
MEXICO — 0.3%
51,200	Fomento Economico Mexicano SAB de CV - ADR	4,898,304
66,100	Grupo Aeroportuario del Sureste SAB de CV - ADR	10,509,900
2,495,100	Grupo Financiero Banorte SAB de CV - Series O	14,718,991
Shares		Value
MEXICO (continued)
509,300	Grupo Televisa SAB - ADR	$12,493,129
		42,620,324
NETHERLANDS — 3.1%
683,000	ASML Holding NV	72,138,460
453,140	Core Laboratories NV	43,940,986
782,843	LyondellBasell Industries NV	62,275,161
758,969	Nostrum Oil & Gas Plc(b)	3,260,726
16,515,211	RELX NV(e)	278,743,476
		460,358,809
PERU — 0.0%
52,100	CrediCorp Ltd.	7,746,228
PHILIPPINES — 0.0%
1,140,100	Universal Robina Corp.	4,285,161
POLAND — 0.1%
316,786	Bank Pekao SA	9,774,280
RUSSIA — 0.3%
333,800	Lukoil PJSC - ADR	16,226,018
2,352,800	Sberbank of Russia - ADR	22,351,600
		38,577,618
SINGAPORE — 0.7%
3,224,444	Jardine Cycle & Carriage Ltd.(e)	97,851,591
SOUTH AFRICA — 0.8%
428,631	AngloGold Ashanti Ltd.(b)	5,742,630
486,700	Aspen Pharmacare Holdings Ltd.	10,602,272
826,380	Discovery Ltd.	7,062,113
1,514,848	Gold Fields Ltd.	6,157,695
318,859	Massmart Holdings Ltd.	2,763,464
401,300	Naspers Ltd. - Class N	67,258,579
276,400	Sasol Ltd.	7,675,141
558,100	Standard Bank Group Ltd.	5,921,334
		113,183,228
SOUTH KOREA — 0.9%
12,515	AMOREPACIFIC Corp.	3,926,489
242,673	Hankook Tire Co. Ltd.	11,706,838
3,783	Hanssem Co. Ltd.	586,832
54,958	Hyundai Mobis	13,160,142
315,671	Korea Electric Power Corp.	13,586,888
952,587	LG Display Co. Ltd.	22,727,223
11,100	LG Household & Health Care Ltd.	7,954,555
12,366	NAVER Corp.	9,261,667
92,684	S-1 Corp.	7,492,480
50,200	Samsung Electronics Co. Ltd. - GDR	35,952,718
		126,355,832
SWEDEN — 1.8%
2,500,000	Atlas Copco AB - A Shares	73,349,092

33

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SWEDEN (continued)
14,300,000	Svenska Handelsbanken AB - A Shares(e)	$195,054,334
		268,403,426
SWITZERLAND — 1.5%
251,985	Allied World Assurance Co. Holdings AG	10,830,315
434,100	Coca-Cola HBC AG - CDI	9,383,474
2,693,000	Nestle SA	195,263,251
		215,477,040
TAIWAN — 0.8%
1,160,000	Advantech Co. Ltd.	9,446,883
454,150	Airtac International Group	3,619,384
310,930	Eclat Textile Co. Ltd.	3,537,158
489,776	Hiwin Technologies Corp.	2,165,056
1,837,275	Hon Hai Precision Industry Co., Ltd.	4,966,159
3,970,000	Kinsus Interconnect Technology Corp.	9,170,974
143,000	Largan Precision Co. Ltd.	16,924,820
5,834,000	Taiwan Semiconductor Manufacturing Co. Ltd.	34,847,786
13,774,000	Uni-President Enterprises Corp.	26,668,507
		111,346,727
THAILAND — 0.7%
2,786,000	Airports of Thailand Public Co. Ltd.	30,329,766
36,923,000	CP ALL Public Co. Ltd.	64,092,357
2,811,600	Siam Commercial Bank Public Co. Ltd.(b)	11,528,383
		105,950,506
TURKEY — 0.0%
603,367	Arcelik AS	3,985,722
774,500	Turkiye Garanti Bankasi AS	2,105,048
		6,090,770
UNITED ARAB EMIRATES — 0.1%
312,200	DP World Ltd.	5,603,990
1,999,000	Emaar Properties PJSC	3,793,417
339,800	MHP SA - GDR	3,211,110
		12,608,517
UNITED KINGDOM — 2.6%
890,768	ASOS Plc(b)(e)	57,317,307
278,302	BGEO Group Plc	10,069,408
1,399,501	Reckitt Benckiser Group Plc	125,271,414
4,637,000	Rolls-Royce Holdings Plc	41,234,042
213,302,000	Rolls-Royce Holdings Plc - C shares	261,083
3,270,000	Whitbread Plc(e)	144,690,243
		378,843,497
UNITED STATES — 56.5%
1,557,381	AGNC Investment Corp. REIT	31,241,063
Shares		Value
UNITED STATES (continued)
661,200	Allergan Plc(b)	$138,151,128
55,000	Alphabet, Inc. - Class A(b)	44,544,500
325,000	Alphabet, Inc. - Class C(b)	254,975,500
306,700	Amazon.com, Inc.(b)	242,237,794
113,875	Amsurg Corp.(b)	6,804,031
1,172,400	Anadarko Petroleum Corp.	69,687,456
2,902,584	Annaly Capital Management, Inc., REIT	30,070,770
1,524,709	Apple, Inc.	173,115,460
2,655,000	Automatic Data Processing, Inc.	231,144,300
123,690	AutoZone, Inc.(b)	91,797,770
2,338,557	Bank of New York Mellon Corp. (The)	101,189,361
1,085,162	Baxter International, Inc.	51,642,860
1,158,000	Becton Dickinson and Co.	194,439,780
1,610,169	Berkshire Hathaway, Inc. - Class B(b)	232,347,387
223,557	Big Lots, Inc.	9,702,374
169,000	Biogen Idec, Inc.(b)	47,350,420
509,000	BioMarin Pharmaceutical, Inc.(b)	40,984,680
2,745,000	Bristol-Myers Squibb Co.	139,747,950
107,762	Cardinal Health, Inc.	7,402,172
483,000	Cerner Corp.(b)	28,294,140
2,110,000	Charles Schwab Corp. (The)	66,887,000
234,797	Cheesecake Factory, Inc. (The)	12,488,852
74,000	Chipotle Mexican Grill, Inc.(b)	26,696,240
392,791	Clorox Co. (The)	47,142,776
1,902,800	Cognizant Technology Solutions Corp. - Class A(b)	97,708,780
2,244,400	Colgate-Palmolive Co.	160,160,384
1,138,454	Comcast Corp. - Class A	70,379,226
4,785,450	Corning, Inc.	108,677,570
1,315,000	Costco Wholesale Corp.	194,449,050
66,854	Cracker Barrel Old Country Store, Inc.	9,225,852
862,748	Darden Restaurants, Inc.	55,897,443
532,000	Edwards Lifesciences Corp.(b)	50,657,040
305,765	Equity Commonwealth REIT(b)	9,237,161
876,000	Facebook, Inc. - Class A(b)	114,747,240
275,780	FLIR Systems, Inc.	9,078,678
1,426,250	Fluor Corp.	74,150,738
275,609	FTI Consulting, Inc.(b)	10,737,727
3,059,650	Gap, Inc. (The)	84,415,744
1,779,200	Gilead Sciences, Inc.	131,002,496
324,102	Hancock Holding Co.	10,873,622
8,058,900	Hewlett Packard Enterprise Co.	181,083,483
320,000	Illumina, Inc.(b)	43,564,800
337,219	International Business Machines Corp.	51,827,188
153,512	Jack Henry & Associates, Inc.	12,437,542
438,205	Johnson & Johnson	50,827,398
1,884,298	JPMorgan Chase & Co.	130,506,479
434,000	Kansas City Southern	38,087,840
2,519,600	Kraft Heinz Co. (The)	224,118,420
856,000	Las Vegas Sands Corp.	49,545,280

34

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
760,024	Lockheed Martin Corp.	$187,254,713
130,280	Magellan Health, Inc.(b)	6,702,906
214,000	Markel Corp.(b)(e)	187,770,020
2,316,500	Mastercard, Inc. - Class A	247,911,830
3,410,700	Mattel, Inc.	107,539,371
429,994	McDonald’s Corp.	48,404,425
579,000	Medidata Solutions, Inc.(b)(e)	27,786,210
361,700	Medtronic Plc	29,666,634
1,174,800	Merck & Co., Inc.	68,984,256
566,000	Monsanto Co.	57,035,820
107,541	Morningstar, Inc.	7,595,621
890,000	NIKE, Inc. - Class B	44,660,200
619,742	NiSource, Inc.	14,415,199
983,220	Occidental Petroleum Corp.	71,686,570
2,786,320	Oracle Corp.	107,050,414
84,948	Panera Bread Co. - Class A(b)	16,204,680
1,424,752	People’s United Financial, Inc.	23,137,972
1,391,500	PepsiCo, Inc.	149,168,800
1,487,000	Philip Morris International, Inc.	143,406,280
1,192,183	PNC Financial Services Group, Inc. (The)	113,972,695
143,300	Priceline Group, Inc. (The)(b)	211,257,159
124,571	Procter & Gamble Co. (The)	10,812,763
1,448,000	QUALCOMM, Inc.	99,506,560
1,869,526	Quest Diagnostics, Inc.	152,254,197
1,870,100	Range Resources Corp.	63,190,679
267,473	Raytheon Co.	36,539,487
138,000	Regeneron Pharmaceuticals, Inc.(b)	47,612,760
771,360	Republic Services, Inc.	40,596,677
186,707	Sanderson Farms, Inc.	16,799,896
291,176	Sykes Enterprises, Inc.(b)	7,786,046
1,513,500	Synchrony Financial	43,270,965
3,912,700	Texas Instruments, Inc.	277,214,795
679,955	TJX Cos., Inc.	50,146,681
376,936	Tyson Foods, Inc. - Class A	26,705,916
288,000	Under Armour, Inc. - Class A(b)	8,956,800
290,044	Under Armour, Inc. - Class C(b)	7,500,538
571,100	UnitedHealth Group, Inc.	80,713,563
5,491,000	US Bancorp	245,777,160
3,212,789	Verizon Communications, Inc.	154,535,151
1,246,000	Visa, Inc. - Class A	102,807,460
1,200,000	Wabtec Corp.	92,772,000
388,200	Walgreens Boots Alliance, Inc.	32,115,786
728,537	Wal-Mart Stores, Inc.	51,012,161
730,000	Walt Disney Co. (The)	67,663,700
799,327	Waste Management, Inc.	52,483,811
3,974,000	Wells Fargo & Co.	182,843,740
1,810,000	Whole Foods Market, Inc.	51,204,900
847,000	Workday, Inc. - Class A(b)	73,417,960
		8,241,336,872
Total Common Stocks (Cost $11,781,930,111)		13,657,007,762
Shares		Value
MASTER LIMITED PARTNERSHIPS — 0.2%
UNITED STATES — 0.2%
185,853	AmeriGas Partners LP(e)	$8,874,481
558,595	Spectra Energy Partners LP(e)	23,818,491
		32,692,972
Total Master Limited Partnerships (Cost $35,627,020)		32,692,972
PREFERRED STOCKS — 0.1%
SOUTH KOREA — 0.1%
11,100	Samsung Electronics Co. Ltd. - GDR, 6.74%	6,387,896
Total Preferred Stocks (Cost $5,313,420)		6,387,896

PARTICIPATION NOTES — 0.0%
UNITED KINGDOM — 0.0%
140,320	HSBC Bank Plc (Qatar National Bank), 3.50 QAR, due 9/9/19(f)	6,219,221
Total Participation Notes (Cost $6,046,417)		6,219,221

Principal
Amount
U.S. GOVERNMENT AGENCIES — 2.5%
Federal Home Loan Bank — 2.5%
$20,000,000	0.28%, 11/04/16(c)	19,999,660
17,000,000	0.33%, 11/09/16(c)	16,999,252
53,000,000	0.27%, 11/14/16(c)	52,996,184
13,900,000	0.28%, 11/14/16(c)	13,898,999
61,100,000	0.28%, 11/18/16(c)	61,094,257
15,400,000	0.27%, 11/23/16(c)	15,398,121
11,400,000	0.25%, 11/28/16(c)	11,398,290
77,000,000	0.29%, 12/09/16(c)	76,982,906
83,000,000	0.27%, 12/16/16(c)	82,978,171
13,200,000	0.26%, 12/19/16(c)	13,196,304
Total U.S. Government Agencies (Cost $364,923,539)		364,942,144

35

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
EXCHANGE TRADED FUNDS — 2.1%
3,000,000	iShares MSCI Emerging Markets Index Fund	$111,420,000
930,000	iShares S&P 500 Index Fund	198,731,700
Total Exchange Traded Funds (Cost $303,874,965)		310,151,700
INVESTMENT COMPANY — 1.7%
248,076,200	Federated Government Obligations Fund, 0.01%(d)	248,076,200
Total Investment Company (Cost $248,076,200)		248,076,200

TOTAL INVESTMENTS — 100.2% (Cost $12,745,791,672)(a)		14,625,477,895
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(29,586,643)
NET ASSETS — 100.0%		$14,595,891,252

(a)	Cost for federal income tax purposes is $12,761,212,227 and net unrealized appreciation of investments is as follows:
Unrealized appreciation	$2,233,687,862
Unrealized depreciation	(369,422,194)
Net unrealized appreciation	$1,864,265,668

(b)	Non-income producing security.
(c)	The rate represents the annualized yield at time of purchase.
(d)	Rate shown represents current yield at October 31, 2016.
(e)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $1,392,645,589 or 9.54% of net assets.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $6,219,221 which is 0.04% of net assets.

ADR-American Depositary Receipt

CDI-Chess Depositary Interests

GDR-Global Depositary Receipt

QAR-Qatari Rial

REIT-Real Estate Investment Trust

Portfolio diversification by Sector (Unaudited)

Percentage
Sector	of Net Assets
Banks	6.9%
Consumer Discretionary	14.7
Consumer Staples	14.1
Diversified Financials	4.4
Energy	2.6
Health Care	11.7
Industrials	9.7
Information Technology	22.3
Insurance	3.6
Materials	1.4
Real Estate	0.3
Telecommunication Services	1.7
Utilities	0.4
Other*	6.2
100.0%

*	Includes cash and equivalents, participation notes, exchange traded funds, U.S. government agencies, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaid and accrued expenses payable.

36

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments
October 31, 2016

Shares		Percentage of Net Assets (%)	Value
COMMON STOCKS — 93.8%
AUSTRALIA — 1.7%
38,835,919	Other Securities	1.7	$93,849,550
AUSTRIA — 0.2%
274,366	Other Securities	0.2	8,138,608
BELGIUM — 0.2%
340,148	Other Securities	0.2	10,251,445
BERMUDA — 1.2%
321,498	Argo Group International Holdings Ltd.(b)	0.3	17,875,289
325,000	Endurance Specialty Holdings Ltd.	0.5	29,883,750
644,797	Other Securities	0.4	20,211,386
			67,970,425
BRAZIL — 0.3%
2,807,276	Other Securities	0.3	16,849,099
CAMBODIA — 0.0%
166,000	Other Securities	0.0	102,525
CANADA — 2.3%
1,433,521	CAE, Inc.	0.4	20,135,343
8,991,889	Other Securities	1.9	107,207,509
			127,342,852
CAYMAN ISLANDS — 0.0%
36,700	Other Securities	0.0	2,214,845
CHILE — 0.1%
30,020,572	Other Securities	0.1	2,626,716
CHINA — 1.2%
118,597,066	Other Securities	1.2	64,369,399
CURACAO — 0.1%
71,060	Other Securities	0.1	2,511,971
DENMARK — 0.5%
876,504	Other Securities	0.5	29,343,812
FAEROE ISLANDS — 0.0%
7,482	Other Securities	0.0	313,865
FINLAND — 0.4%
1,396,365	Other Securities	0.4	20,208,442
FRANCE — 1.4%
1,967,593	Other Securities	1.4	77,892,731
GERMANY — 1.6%
152,665	MTU Aero Engines AG	0.3	15,934,341
1,825,948	Other Securities	1.3	72,141,854
			88,076,195
GIBRALTAR — 0.0%
23,380	Other Securities	0.0	62,242
GREECE — 0.0%
351,663	Other Securities	0.0	619,723
Shares		Percentage of Net Assets (%)	Value
GUERNSEY — 0.0%
5,739	Other Securities	0.0	$2,740
HONG KONG — 1.1%
152,550,097	Other Securities	1.1	62,425,471
HUNGARY — 0.0%
34,386	Other Securities	0.0	63,002
INDIA — 1.3%
14,591,400	Other Securities	1.3	69,594,797
INDONESIA — 0.5%
286,712,466	Other Securities	0.5	25,580,518
IRELAND — 0.3%
1,478,698	Other Securities	0.3	17,158,885
ISLE OF MAN — 0.0%
19,921	Other Securities	0.0	169,830
ISRAEL — 1.5%
850,833	Check Point Software Technologies Ltd.(c)	1.3	71,946,438
4,044,148	Other Securities	0.2	12,135,828
			84,082,266
ITALY — 0.3%
4,006,881	Other Securities	0.3	15,582,407
JAPAN — 6.1%
333,300	Nifco, Inc.	0.3	19,228,235
30,670,127	Other Securities	5.8	314,740,216
			333,968,451
JERSEY CHANNEL ISLANDS — 0.1%
1,135,429	Other Securities	0.1	4,455,681
LUXEMBOURG — 0.2%
379,267	Other Securities	0.2	10,427,502
MALAYSIA — 0.4%
34,247,043	Other Securities	0.4	21,158,349
MALTA — 0.0%
34,973	Other Securities	0.0	308,603
MARTINIQUE — 0.0%
100,000	Other Securities	0.0	165,559
MEXICO — 0.4%
13,947,615	Other Securities	0.4	21,770,190
MONACO — 0.0%
12,500	Other Securities	0.0	244,166
NETHERLANDS — 0.5%
1,372,140	Other Securities	0.5	24,512,061
NEW ZEALAND — 0.7%
3,211,087	Auckland International Airport Ltd.(b)	0.3	15,132,234
9,655,172	Other Securities	0.4	22,868,366
			38,000,600

37

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)
October 31, 2016

Shares		Percentage of Net Assets (%)	Value
NORWAY — 0.1%
1,113,126	Other Securities	0.1	$5,149,119
PERU — 0.1%
3,212,966	Other Securities	0.1	3,714,119
PHILIPPINES — 0.2%
45,589,090	Other Securities	0.2	12,078,087
POLAND — 0.1%
729,772	Other Securities	0.1	2,811,131
PORTUGAL — 0.0%
1,635,349	Other Securities	0.0	1,717,457
PUERTO RICO — 0.0%
74,300	Other Securities	0.0	1,125,645
ROMANIA — 0.0%
3,619	Other Securities	0.0	44,624
SINGAPORE — 1.0%
4,320,000	SATS Ltd.	0.3	15,028,787
30,364,360	Other Securities	0.7	41,975,247
			57,004,034
SOUTH AFRICA — 0.4%
5,365,619	Other Securities	0.4	23,777,049
SOUTH KOREA — 1.0%
2,866,352	Other Securities	1.0	52,468,259
SPAIN — 0.3%
2,347,389	Other Securities	0.3	15,364,598
SWEDEN — 0.8%
3,359,819	Other Securities	0.8	43,700,884
SWITZERLAND — 1.5%
615,000	Allied World Assurance Co. Holdings AG	0.5	26,432,700
1,062,997	Other Securities	1.0	55,665,522
			82,098,222
TAIWAN — 0.8%
48,935,030	Other Securities	0.8	45,836,320
THAILAND — 0.3%
42,251,956	Other Securities	0.3	15,015,827
TURKEY — 0.0%
1,458,590	Other Securities	0.0	2,279,377
UKRAINE — 0.0%
11,788	Other Securities	0.0	188,872
UNITED ARAB EMIRATES — 0.0%
64,871	Other Securities	0.0	58,361
UNITED KINGDOM — 3.6%
400,493	Croda International Plc	0.3	17,147,386
28,373,403	Other Securities	3.3	180,819,577
			197,966,963
UNITED STATES — 59.0%
452,587	Advance Auto Parts, Inc.	1.2	63,398,387
Shares		Percentage of Net Assets (%)	Value
UNITED STATES (continued)
768,000	ANSYS, Inc.(c)	1.3	$70,156,800
343,900	Blackbaud, Inc.	0.4	21,115,460
495,000	Cepheid, Inc.(c)	0.5	26,185,500
325,000	CLARCOR, Inc.(b)	0.4	20,218,250
385,000	CONMED Corp.(b)	0.3	15,400,000
533,000	Cooper Cos., Inc. (The)	1.7	93,829,320
2,730,400	CoreLogic, Inc.(b)(c)	2.1	116,205,824
460,000	CR Bard, Inc.	1.8	99,672,800
860,759	Dun & Bradstreet Corp. (The)(b)	2.0	107,465,761
3,110,000	Hanesbrands, Inc.	1.5	79,927,000
136,300	ICU Medical, Inc.(c)	0.3	18,986,590
595,000	IDEX Corp.	0.9	51,431,800
336,200	Integra LifeScience Holdings Corp.(c)	0.5	26,731,262
524,800	JM Smucker Co. (The)	1.3	68,911,488
430,000	John Wiley & Sons, Inc. - Class A(b)	0.4	22,188,000
2,500,000	KAR Auction Services, Inc.(b)	1.9	106,450,000
830,000	Laboratory Corp of America Holdings(c)	1.9	104,032,200
225,000	LogMein, Inc.	0.4	21,375,000
1,441,000	Nasdaq, Inc.	1.7	92,180,770
2,243,900	Newell Brands, Inc.	2.0	107,752,078
13,004,296	Nexteer Automotive Group Ltd.	0.3	17,136,619
713,272	NIC, Inc.(b)	0.3	16,369,592
317,500	NuVasive, Inc.(c)	0.3	18,964,275
1,825,000	Patterson Cos., Inc.(b)	1.4	77,945,750
500,000	Qualys, Inc.(b)(c)	0.3	18,625,000
538,593	Rockwell Collins, Inc.	0.8	45,414,162
11,694,600	Samsonite International SA(b)	0.7	36,792,779
594,000	Snap-on, Inc.	1.7	91,535,400
600,000	Snyder’s-Lance, Inc.	0.4	21,342,000
860,000	Spectrum Brands Holdings, Inc.(b)	2.1	116,306,400
265,000	TreeHouse Foods, Inc.(c)	0.4	23,182,200
250,000	UMB Financial Corp.	0.3	15,512,500
815,000	Universal Health Services, Inc., Series B	1.8	98,378,650
1,350,000	Vantiv, Inc. - Class A(c)	1.4	78,786,000
795,000	Wabtec Corp.	1.1	61,461,450
502,351	Waters Corp.(c)	1.3	69,897,118
200,000	WEX, Inc.(c)	0.4	21,820,000
1,035,000	Wolverine World Wide, Inc.	0.4	22,097,250
1,633,500	Wyndham Worldwide Corp.	2.0	107,549,640
27,307,518	Other Securities	17.1	935,626,493
			3,228,357,568
Total Common Stocks (Cost $4,109,361,311)			5,133,172,039

38

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)
October 31, 2016

Shares		Percentage of Net Assets (%)	Value
INVESTMENT COMPANY — 1.1%
62,714,100	SEI Daily Income Trust Government II Fund, Class A 0.01%(d)	1.1	62,714,100
Total Investment Company (Cost $62,714,100)			62,714,100
EXCHANGE TRADED FUNDS — 3.5%
100,861	iShares MSCI Japan Small Cap Index Fund(b)	0.1	6,569,077
175,300	iShares S&P Small Cap 600 Value Index Fund	0.4	$21,060,542
180,000	SPDR S&P Emerging Markets Small Cap Index Fund(b)	0.1	7,740,000
860,000	SPDR S&P Oil & Gas Exploration & Production Index Fund	0.6	30,401,000
868,200	SPDR S&P Regional Banking Index Fund	0.7	38,018,478
229,300	Vanguard Mid-Cap Value ETF	0.4	20,937,383
495,750	Vanguard Small-Cap ETF	1.1	58,111,815
185,000	WisdomTree Emerging Markets SmallCap Dividend Fund	0.1	7,594,250
Total Exchange Traded Funds (Cost $163,250,010)			190,432,545
RIGHTS/WARRANTS — 0.0%
1,113,591	Other Rights/Warrants	0.0	209,988
Total Rights/Warrants (Cost $103,022)			209,988

U.S. GOVERNMENT AGENCIES — 0.6%
Federal Home Loan Bank — 0.6%
$8,600,000	0.25%, 11/28/2016(e)	0.2	8,598,710
9,800,000	0.26%, 12/19/2016(e)	0.2	9,797,256
11,600,000	0.27%, 11/23/2016(e)	0.2	11,598,585
Total U.S. Government Agencies (Cost $29,993,190)			29,994,551
Shares			Value
CASH SWEEP — 1.0%
54,342,747	Citibank - US Dollars on Deposit in Custody Account, 0.02%(d)	1.0	$54,342,747
Total Cash Sweep (Cost $54,342,747)			54,342,747
TOTAL INVESTMENTS — 100.0% (Cost $4,419,764,380)(a)			$5,470,865,970
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%			757,555
NET ASSETS — 100.0%			$5,471,623,525

(a)	Cost for federal income tax purposes is $4,431,768,641 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,182,602,979
Unrealized depreciation	(143,505,650)
Net unrealized appreciation	$1,039,097,329

(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $489,280,110 or 8.94% of net assets.
(c)	Non-income producing security.
(d)	The rate shown is the current yield as of October 31, 2016.
(e)	The rate represents the annualized yield at time of purchase.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

Level 3 common stocks and rights with a value of $888,822 (cost of $8,412,587) or 0.02% of net assets were fair valued by the Board of Directors.

39

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Condensed Portfolio of Investments - (Continued)
October 31, 2016

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets
Industrials	20.5%
Health Care	16.5
Consumer Discretionary	15.2
Information Technology	12.7
Consumer Staples	8.5
Materials	5.0
Diversified Financials	3.4
Banks	3.3
Insurance	2.7
Real Estate	2.6
Utilities	2.0
Energy	1.0
Telecommunication Services	0.4
Other*	6.2
Total	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

40

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments
October 31, 2016

Shares		Value
COMMON STOCKS — 8.2%
BELGIUM — 0.1%
55,888	Groupe Bruxelles Lambert SA	$4,807,491
BERMUDA — 0.4%
24,440	Everest Re Group Ltd.	4,974,029
84,242	RenaissanceRe Holdings Ltd.	10,470,438
113,109	Validus Holdings Ltd.	5,779,870
		21,224,337
CANADA — 0.1%
45,000	Potash Corp of Saskatchewan, Inc.	732,600
104,779	Toronto-Dominion Bank (The)	4,754,231
15,832	Waste Connections, Inc.	1,188,138
		6,674,969
CHINA — 0.3%
11,207,000	Bank of China Ltd. - H Shares	5,028,703
6,751,000	China Construction Bank Corp. - H Shares	4,944,289
2,608,500	China Shenhua Energy Co. Ltd. - H Shares	5,428,524
8,124,000	Industrial & Commercial Bank of China Ltd. - H Shares	4,891,862
		20,293,378
HONG KONG — 0.4%
4,772,000	Anxin-China Holdings Ltd.(b)(c)(d)	44,425
268,000	Cheung Kong Infrastructure Holdings Ltd.	2,196,027
2,236,000	China Lumena New Materials Corp.(b)(c)(d)	0
257,800	Hang Seng Bank Ltd.	4,657,024
2,401,000	Hong Kong & China Gas Co Ltd.	4,705,688
801,000	Link REIT (The)	5,711,432
1,031,500	Yue Yuen Industrial Holdings Ltd.	3,930,195
		21,244,791
JAPAN — 1.0%
96,200	Ajinomoto Co, Inc.	2,143,333
57,000	Daiichikosho Co. Ltd.	2,481,215
470,000	Fukuyama Transporting Co. Ltd.	2,680,080
35,007	Hisamitsu Pharmaceutical Co., Inc.	1,872,693
33,900	Kobayashi Pharmaceutical Co. Ltd.	1,774,683
204,000	Lion Corp.	3,343,912
59,200	Miura Co. Ltd.	1,023,454
48,000	Mochida Pharmaceutical Co. Ltd.	3,766,950
89,600	Nikon Corp.	1,355,919
56,100	Nissin Foods Holdings Co. Ltd.	3,252,484
45,000	NTT Data Corp.	2,325,737
117,600	Okamura Corp.	1,156,151
Shares		Value
JAPAN (continued)
412,000	Osaka Gas Co. Ltd.	$1,715,652
170,200	Otsuka Holdings Co. Ltd.	7,460,755
57,600	Park24 Co. Ltd.	1,782,321
66,700	Rohto Pharmaceutical Co. Ltd.	1,172,831
43,100	Sankyo Co. Ltd.	1,520,645
57,533	Sawai Pharmaceutical Co. Ltd.	3,725,079
721,300	Sumitomo Osaka Cement Co. Ltd.	2,991,947
53,200	Toyo Suisan Kaisha Ltd.	2,158,539
79,428	West Japan Railway Co.	4,901,860
214,400	Yokogawa Electric Corp.	3,019,632
		57,625,872
MALAYSIA — 0.1%
1,347,800	Hong Leong Bank Berhad	4,279,546
MOROCCO AND ANTILLES — 0.1%
102,692	Attijariwafa Bank	4,240,943
PAKISTAN — 0.1%
723,500	Engro Corp. Ltd.	1,927,078
1,019,500	Hub Power Co. Ltd. (The)	1,038,275
435,600	Lucky Cement Ltd.	2,791,124
		5,756,477
QATAR — 0.0%
68,503	Ooredoo QSC	1,824,715
SINGAPORE — 0.1%
3,394,200	Mapletree Industrial Trust, REIT	4,196,244
673,000	Oversea-Chinese Banking Corp. Ltd.	4,102,095
		8,298,339
SOUTH AFRICA — 0.0%
72,975	AngloGold Ashanti Ltd.(d)	977,690
249,439	Gold Fields Ltd.	1,013,943
		1,991,633
SOUTH KOREA — 0.1%
49,572	Dongbu Insurance Co. Ltd.	3,080,244
30,745	Green Cross Holdings Corp.	596,495
66,162	LG Display Co. Ltd.	1,578,521
205,334	LG Uplus Corp.	2,117,493
12,320	S-1 Corp.	995,936
		8,368,689
SWITZERLAND — 0.2%
108,550	Allied World Assurance Co. Holdings AG	4,665,479
56,651	Nestle SA	4,107,634
		8,773,113
TAIWAN — 0.1%
982,000	Formosa Petrochemical Corp.	3,282,928
694,880	Foxconn Technology Co. Ltd.	2,016,985

41

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Shares		Value
TAIWAN (continued)
772,000	Siliconware Precision Industries Co. Ltd.	$1,168,122
		6,468,035
THAILAND — 0.0%
1,411,692	Bangkok Expressway & Metro Public Co. Ltd. - FOR(b)	300,510
UNITED ARAB EMIRATES — 0.1%
7,438,996	Dana Gas PJSC(d)	1,073,434
961,939	Emirates Telecommunications Group Co PJSC	4,936,781
		6,010,215
UNITED KINGDOM — 0.1%
35,000	BP Plc - ADR	1,244,250
327,925	Cineworld Group Plc	2,169,469
303,670	National Grid Plc	3,958,537
		7,372,256
UNITED STATES — 4.9%
25,066	3M Co.	4,143,410
52,210	Aaron’s, Inc.(d)	1,290,109
98,546	AGNC Investment Corp. REIT	1,976,833
63,036	Altria Group, Inc.	4,167,940
61,938	American Electric Power Co., Inc.	4,016,060
52,170	American Water Works Co., Inc.	3,862,667
35,311	Amgen, Inc.	4,984,501
21,000	Anadarko Petroleum Corp.	1,248,240
223,311	Annaly Capital Management, Inc., REIT	2,313,502
10,637	Anthem, Inc.	1,296,225
200,000	Apollo Commercial Real Estate Finance, Inc., REIT	3,384,000
442,833	Apollo Investment Corp.	2,617,143
55,919	AptarGroup, Inc.	3,994,853
92,472	Arthur J Gallagher & Co.	4,459,925
102,922	AT&T, Inc.	3,786,500
93,886	Baxter International, Inc.	4,468,035
405,373	Capitol Federal Financial, Inc.	5,946,822
14,724	Cardinal Health, Inc.	1,011,392
47,715	Cheesecake Factory, Inc. (The)	2,537,961
85,914	Church & Dwight Co., Inc.	4,146,210
193,000	Cisco Systems, Inc.	5,921,240
76,683	Clorox Co. (The)	9,203,494
22,330	Consolidated Edison, Inc.	1,687,032
22,397	Cracker Barrel Old Country Store, Inc.	3,090,786
138,060	Darden Restaurants, Inc.	8,944,907
70,031	DENTSPLY Sirona, Inc.	4,031,685
28,469	Dollar Tree, Inc.(d)	2,150,833
45,107	Dr Pepper Snapple Group, Inc.	3,959,944
43,912	DTE Energy Co.	4,215,991
37,295	Ecolab, Inc.	4,257,970
86,351	Emerson Electric Co.	4,376,269
Shares		Value
UNITED STATES (continued)
74,678	FLIR Systems, Inc.	$2,458,400
37,808	FTI Consulting, Inc.(d)	1,473,000
1,725,000	General Motors Co., Escrow Shares(b)(c)(d)	258,750
85,000	Gilead Sciences, Inc.	6,258,550
38,000	Hess Corp.	1,822,860
54,683	IDEX Corp.	4,726,799
60,000	Intel Corp.	2,092,200
25,972	International Business Machines Corp.	3,991,637
34,694	International Flavors & Fragrances, Inc.	4,537,281
35,887	Johnson & Johnson	4,162,533
115,000	Juniper Networks, Inc.	3,029,100
10,000	Lear Corp.	1,227,800
7,198	Lockheed Martin Corp.	1,773,443
24,500	ManpowerGroup, Inc.	1,881,600
80,000	Marathon Oil Corp.	1,054,400
65,327	Marsh & McLennan Cos., Inc.	4,141,079
40,909	McCormick & Co., Inc. - Non Voting Shares	3,921,946
29,443	McDonald’s Corp.	3,314,399
38,500	Microsoft Corp.	2,306,920
18,500	Monsanto Co.	1,864,245
33,620	NextEra Energy, Inc.	4,303,360
133,938	NIC, Inc.	3,073,877
146,693	NiSource, Inc.	3,412,079
24,000	Noble Energy, Inc.	827,280
79,979	Northwest Bancshares, Inc.	1,258,869
54,492	Omnicom Group, Inc.	4,349,551
89,500	Oracle Corp.	3,438,590
66,833	Packaging Corp. of America	5,513,723
8,032	Panera Bread Co. - Class A(d)	1,532,184
306,200	People’s United Financial, Inc.	4,972,688
53,288	Pinnacle West Capital Corp.	4,056,815
30,879	ProAssurance Corp.	1,645,851
25,331	Quest Diagnostics, Inc.	2,062,957
11,629	Raytheon Co.	1,588,638
84,959	Republic Services, Inc.	4,471,392
46,878	Sanderson Farms, Inc.	4,218,082
38,471	Sempra Energy	4,120,244
88,741	Sonoco Products Co.	4,462,784
138,796	South Jersey Industries, Inc.	4,115,301
58,662	Sykes Enterprises, Inc.(d)	1,568,622
107,419	Tanger Factory Outlet Centers, Inc. REIT	3,738,181
16,581	Target Corp.	1,139,612
29,894	Thermo Fisher Scientific, Inc.	4,395,315
15,108	TJX Cos., Inc.	1,114,215
36,941	Travelers Cos., Inc. (The)	3,996,277
21,597	Tyson Foods, Inc. - Class A	1,530,142
97,358	UGI Corp.	4,506,702
40,848	United Parcel Service, Inc. - Class B	4,401,780
82,962	Vectren Corp.	4,173,818
93,007	Verizon Communications, Inc.	4,473,637

42

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Shares		Value
UNITED STATES (continued)
112,393	Wal-Mart Stores, Inc.	$7,869,758
65,759	Waste Management, Inc.	4,317,736
90,000	Wells Fargo & Co.	4,140,900
		288,580,381
Total Common Stocks (Cost $446,662,220)		484,135,690

CLOSED-END FUNDS — 6.5%
UNITED STATES — 6.5%
444,779	AllianceBernstein Global High Income Fund, Inc.(b)	5,541,946
396,882	Apollo Tactical Income Fund, Inc.(b)	6,036,575
560,715	Ares Dynamic Credit Allocation Fund, Inc.(b)	8,242,511
107,008	Avenue Income Credit Strategies Fund	1,348,301
474,122	Barings Global Short Duration High Yield Fund(b)	8,790,222
100,709	Barings Participation Investors(b)	1,510,635
190,472	Blackrock Corp. High Yield Fund, Inc.	2,003,765
496,490	BlackRock Credit Allocation Income Trust(b)	6,389,826
924,286	BlackRock Debt Strategies Fund, Inc.(b)	3,345,915
231,570	BlackRock Defined Opportunity Credit Trust(b)	3,114,617
755,000	BlackRock Income Trust, Inc.(b)	4,771,600
655,000	Blackrock Limited Duration Income Trust(b)	9,897,050
1,041,497	Blackrock Multi-Sector Income Trust(b)	17,455,490
1,177,931	Blackstone/GSO Strategic Credit Fund(b)	17,350,924
617,043	Brookfield Mortgage Opportunity Income Fund, Inc.(b)	8,842,226
65,444	Brookfield Total Return Fund, Inc.(b)	1,413,590
716,685	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(b)	17,673,452
294,540	Cohen & Steers Quality Income Realty Fund, Inc.	3,552,152
187,446	Cohen & Steers REIT and Preferred Income Fund, Inc.	3,518,361
898,904	Doubleline Income Solutions Fund(b)	16,854,451
132,505	Dreyfus Strategic Municipals, Inc.	1,164,719
75,000	Eaton Vance Municipal Income Trust	996,000
Shares		Value
UNITED STATES (continued)
320,000	First Trust High Income Long/Short Fund(b)	$4,966,400
585,921	First Trust Intermediate Duration Preferred & Income Fund(b)	13,276,970
93,441	Guggenheim Credit Allocation Fund(b)	2,024,866
233,003	Guggenheim Strategic Opportunities Fund(b)	4,592,489
138,807	Invesco Advantage Municipal Income Trust II	1,624,042
1,710,632	Invesco Dynamic Credit Opportunities Fund(b)	19,980,182
3,540,873	Invesco Senior Income Trust(b)	15,544,432
150,000	Kayne Anderson MLP Investment Co.	2,827,500
252,134	KKR Income Opportunities Fund(b)	3,953,461
227,191	Legg Mason BW Global Income Opportunities Fund, Inc.(b)	2,939,852
115,282	New America High Income Fund	1,039,844
397,525	NexPoint Credit Strategies Fund(b)	8,491,134
125,000	Nuveen Credit Strategies Income Fund	1,052,500
8,500	Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	127,925
205,544	Nuveen Mortgage Opportunity Term Fund(b)	4,900,169
284,115	Nuveen Preferred & Income Term Fund(b)	6,827,283
1,396,864	Nuveen Preferred Securities Income Fund(b)	13,004,804
344,144	PIMCO Corporate & Income Strategy Fund(b)	5,096,773
1,212,314	PIMCO Dynamic Credit Income Fund(b)	24,634,220
655,795	PIMCO Dynamic Income Fund(b)	18,886,897
909,213	PIMCO Income Strategy Fund II(b)	8,555,694
636,717	Pioneer Floating Rate Trust(b)	7,519,628
81,385	Pioneer Municipal High Income Advantage Trust	1,037,659
985,103	Prudential Global Short Duration High Yield Fund, Inc.(b)	14,500,716
860,446	Prudential Short Duration High Yield Fund, Inc.(b)	13,190,637
179,716	Stone Harbor Emerging Markets Income Fund(b)	2,717,306
2,302,620	Voya Prime Rate Trust(b)	12,226,912
1,375,505	Wells Fargo Advantage Income Opportunities Fund(b)	11,237,876
988,407	Western Asset High Income Fund II, Inc.(b)	6,988,037

43

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Shares		Value
UNITED STATES (continued)
27,383	Western Asset Variable Rate Strategic Fund, Inc.(b)	$434,021
Total Closed-End Funds (Cost $397,564,835)		384,014,557
EXCHANGE TRADED FUNDS — 8.5%
UNITED STATES — 8.5%
385,892	iShares Europe ETF	14,714,062
1,461,135	iShares MSCI EAFE ETF	84,482,826
670,000	iShares MSCI Emerging Markets Index Fund	24,883,800
230,000	iShares MSCI Eurozone ETF	7,852,200
880,000	iShares MSCI Germany ETF	22,800,800
4,675,000	iShares MSCI Japan Index Fund	59,045,250
1,200,000	iShares MSCI Singapore ETF(b)	12,420,000
20,000	iShares Nasdaq Biotechnology ETF	5,133,600
392,000	iShares US Preferred Stock ETF	15,268,400
900,000	Powershares Preferred Portfolio	13,482,000
25,000	ProShares Short VIX Short-Term Futures ETF	1,795,500
65,000	ProShares UltraShort Yen(d)	4,217,200
69,573	Real Estate Select Sector SPDR Fund	2,153,284
291,000	SPDR Dow Jones Industrial Average ETF Trust	52,720,470
202,500	SPDR S&P Dividend ETF	16,489,575
340,000	SPDR S&P500 ETF Trust	72,267,000
483,000	Vanguard FTSE Europe ETF	22,705,830
370,000	WisdomTree Europe Hedged Equity Fund	20,098,400
323,500	WisdomTree Europe SmallCap Dividend Fund	17,261,960
771,000	WisdomTree Japan Hedged Equity Fund	34,810,650
Total Exchange Traded Funds (Cost $496,006,304)		504,602,807
PREFERRED STOCKS — 0.2%
UNITED STATES — 0.2%
8,000	Allergan Plc, 5.50%	6,152,000
104,500	New York Community Capital Trust V, 6.00%(b)	5,197,830
Total Preferred Stocks (Cost $12,143,694)		11,349,830

Contracts
CALL OPTIONS PURCHASED — 0.0%
200	London Metal Exchange Nickel Futures, Strike $9,500.00, Expires 12/07/16	1,232,520
Total Call Options Purchased (Cost $1,034,701)		1,232,520
Contracts			Value
PUT OPTIONS PURCHASED — 0.0%
11,000		Energy Select Sector SPDR (ETF), Strike $63.00, Expires 12/16/16	$759,000
100		London Metal Exchange Zinc Futures, Strike $2,000.00, Expires 12/06/16	1,250
500		S&P 500 Index, Strike $2,125, Expires 11/04/16	555,000
100		S&P 500 Index, Strike $2,130, Expires 11/04/16	129,000
Total Put Options Purchased (Cost $4,061,619)			1,444,250

Principal Amount			Value
BANK LOANS — 0.3%
UNITED STATES — 0.3%
$15,400,000		Lone Star LPST Future Funding Term Loan, 4.36%, 10/09/18	15,400,000
Total Bank Loans (Cost $15,400,000)			15,400,000
CORPORATE BONDS — 8.2%
BERMUDA — 0.1%
7,000,000		Celestial Nutrifoods Ltd., Cnv., 16.00%, 06/12/16(b)(c)(d)(e)(f)	1,006,289
1,540,000		Digicel Ltd., 6.75%, 03/01/23(g)	1,381,688
950,000		Tengizchevroil Finance Co International Ltd, 4.00%, 08/15/26(g)	915,874
			3,303,851
BULGARIA — 0.0%
1,500,000	(h)	Bulgarian Telecommunications Co. EAD, 6.63%, 11/15/18(g)	1,672,511
CANADA — 0.0%
500,000		Quebecor Media, Inc., 5.75%, 01/15/23	522,500
1,350,000	(h)	Valeant Pharmaceuticals International, Inc., 4.50%, 05/15/23(g)	1,130,743
			1,653,243
CAYMAN ISLANDS — 0.1%
1,150,000		Jafz Sukuk Ltd., 7.00%, 06/19/19(g)	1,279,375
401,000		Petrobras Global Finance BV, 7.88%, 03/15/19	431,075
325,000		Petrobras Global Finance BV, 5.75%, 01/20/20	335,400

44

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount			Value
CAYMAN ISLANDS (continued)
$2,000,000		Petrobras Global Finance BV, 5.38%, 01/27/21	$1,980,400
850,000		Suzano Trading Ltd., 5.88%, 01/23/21(g)	877,625
330,000		TAM Capital 3, Inc., 8.38%, 06/03/21(g)	337,095
1,750,000		Vale Overseas Ltd., 5.88%, 06/10/21	1,865,938
			7,106,908
CYPRUS — 0.0%
400,000	(i)	Aroundtown Property Holdings Plc, 1.50%, 05/03/22(g)	438,059
CZECH REPUBLIC — 0.0%
725,000	(h)	EP Energy AS, 4.38%, 05/01/18(g)	837,280
DOMINICAN REPUBLIC — 0.0%
800,000		Aeropuertos Dominicanos Siglo XXI SA, 9.80%, 11/13/19(j)	845,600
FINLAND — 0.0%
800,000	(i)	SATO Oyj, 2.38%, 03/24/21(g)	925,098
FRANCE — 0.1%
600,000	(i)	Areva SA, 3.25%, 09/04/20(g)	635,613
200,000	(i)	Areva SA, 3.50%, 03/22/21	211,867
725,000	(i)	BUT SAS, 7.38%, 09/15/19(g)	825,718
1,300,000	(i)	Casino Guichard Perrachon SA, 3.25%, 03/07/24(g)	1,546,834
1,100,000	(i)	Numericable-SFR SAS, 5.38%, 05/15/22(g)	1,259,201
1,125,000	(i)	Numericable-SFR SAS, 5.63%, 05/15/24(g)	1,295,179
275,000	(i)	Solvay Finance SA, 5.43%, 11/29/49(g)(k)	325,340
275,000	(i)	Solvay Finance SA, 5.87%, 12/29/49(g)(k)	331,164
650,000		SPCM SA, 6.00%, 01/15/22(g)	672,625
			7,103,541
GERMANY — 0.1%
1,010,000	(i)	IHO Verwaltungs GmbH, 3.25% Cash or 4.00% payment-in-kind interest, 09/15/23(g)(l)	1,125,499
975,000	(i)	IHO Verwaltungs GmbH, 3.75% cash or 4.50% payment-in-kind interest, 09/15/26(g)(l)	1,057,019
Principal Amount			Value
GERMANY (continued)
$1,425,000	(i)	Rapid Holding GmbH, 6.63%, 11/15/20(g)	$1,631,410
1,800,000	(m)	RWE AG, 7.00%, 03/29/49(g)(k)	2,310,814
1,000,000	(i)	Safari Holding Verwaltungs GmbH, 8.25%, 02/15/21(g)	1,155,387
475,000	(i)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.63%, 02/15/26(g)	554,086
			7,834,215
HONG KONG — 0.0%
9,700,000		China Milk Products Group Ltd., Cnv., 13.00%, 01/05/12(b)(c)(d)(e)(f)	1,133,154
HUNGARY — 0.0%
775,000	(i)	MOL Hungarian Oil & Gas Plc, 2.63%, 04/28/23(g)	880,537
INDONESIA — 0.0%
800,000		Perusahaan Listrik Negara PT, 5.50%, 11/22/21(g)	886,000
IRELAND — 0.3%
525,000	(h)	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.75%, 05/15/24(g)	613,782
925,000		GTLK Europe Ltd., 5.95%, 07/19/21(g)	952,554
7,000,000		Jazz Investments I Ltd., Cnv., 1.88%, 08/15/21(b)	6,938,750
650,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 4.38%, 04/30/18(g)	663,780
975,000		Novolipetsk Steel via Steel Funding Ltd., 4.50%, 06/15/23(g)	973,781
1,725,000		Phosagro OAO via Phosagro Bond Funding Ltd., 4.20%, 02/13/18(g)	1,752,945
975,000	(n)	Russian Railways via RZD Capital Plc, 2.18%, 02/26/18	996,736
650,000		Russian Railways via RZD Capital Plc, 5.70%, 04/05/22(g)	692,996
450,000		Smurfit Kappa Acquisitions, 4.88%, 09/15/18(j)	464,625
1,000,000		Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 04/30/18(g)	1,085,752
275,000	(m)	Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24(g)	330,194
			15,465,895

45

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount			Value
ITALY — 0.1%
$1,975,000	(m)	Enel SpA, 7.75%, 09/10/75(g)(k)	$2,681,534
1,375,000	(i)	Telecom Italia SpA Milano, 3.00%, 09/30/25(g)	1,508,722
			4,190,256
JAPAN — 0.0%
650,000	(h)	SoftBank Group Corp., 4.75%, 07/30/25(g)	785,466
125,000	(h)	SoftBank Group Corp., 5.25%, 07/30/27(g)	154,114
			939,580
JERSEY CHANNEL ISLANDS — 0.1%
1,600,000	(h)	Adient Global Holdings Ltd., 3.50%, 08/15/24(g)	1,745,220
525,000	(i)	Kennedy Wilson Europe Real Estate Plc, 3.95%, 06/30/22(g)	647,011
700,000	(h)	Lincoln Finance Ltd., 6.88%, 04/15/21(g)	834,821
1,150,000	(h)	Mercury Bondco Plc, 8.25% cash or 9.00% payment-in-kind interest, 05/30/21(g)(l)	1,325,539
			4,552,591
LUXEMBOURG — 0.4%
375,000	(i)	Altice Financing SA, 5.25%, 02/15/23(g)	429,668
1,000,000		Altice Finco SA, 8.13%, 01/15/24(j)	1,025,000
775,000	(i)	Cirsa Funding Luxembourg SA, 5.88%, 05/15/23(g)	886,918
650,000	(i)	Dakar Finance SA, 9.00% cash or 9.25% payment-in-kind interest, 11/15/20(g)(l)	724,244
1,200,000	(i)	Garfunkelux Holdco 3 SA, 7.50%, 08/01/22(g)	1,329,162
125,000	(m)	Garfunkelux Holdco 3 SA, 8.50%, 11/01/22(g)	151,088
1,200,000		Gazprom OAO Via Gaz Capital SA, 8.15%, 04/11/18(g)	1,290,000
1,300,000	(n)	Gazprom OAO Via Gaz Capital SA, 3.38%, 11/30/18(g)	1,362,993
800,000		Gazprom OAO Via Gaz Capital SA, 6.51%, 03/07/22(g)	876,642
400,000	(m)	Glencore Finance Europe SA, 6.50%, 02/27/19	538,276
975,000	(i)	Glencore Finance Europe SA, 2.75%, 04/01/21(g)	1,132,389
600,000	(i)	Grand City Properties SA, 3.75%, 02/18/49(k)	669,884
2,200,000	(i)	Greif Nevada Holdings, Inc. SCS, 7.38%, 07/15/21(g)	2,922,224
Principal Amount			Value
LUXEMBOURG (continued)
$650,000	(i)	Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24(g)	$747,719
800,000	(i)	INEOS Group Holdings SA, 5.38%, 08/01/24(g)	874,084
1,450,000	(i)	Intralot Capital Luxembourg SA, 6.00%, 05/15/21(g)	1,583,786
1,675,000	(n)	Matterhorn Telecom SA, 3.63%, 05/01/22(g)	1,686,002
975,000		Minerva Luxembourg SA, 6.50%, 09/20/26(g)	954,915
2,085,000		Severstal OAO Via Steel Capital SA, 4.45%, 03/19/18(g)	2,128,777
900,000	(i)	Telecom Italia Finance SA, 7.75%, 01/24/33	1,295,937
900,000		Ultrapar International SA, 5.25%, 10/06/26(g)	913,410
			23,523,118
MEXICO — 0.0%
625,000		Grupo Posadas SAB de CV, 7.88%, 06/30/22(g)	647,188
NETHERLANDS — 0.3%
950,000	(i)	Constellium NV, 4.63%, 05/15/21(g)	943,795
950,000		Embraer Netherlands Finance BV, 5.05%, 06/15/25	952,375
375,000	(m)	Koninklijke KPN NV, 6.88%, 03/14/73(g)(k)	498,086
600,000		Majapahit Holding BV, 7.75%, 01/20/20(g)	687,000
700,000	(i)	NE Property Cooperatief UA, 3.75%, 02/26/21(g)	814,729
1,450,000		Petrobras Global Finance BV, 4.88%, 03/17/20	1,460,513
800,000		Petrobras Global Finance BV, 8.75%, 05/23/26	901,200
400,000	(i)	Repsol International Finance BV, 3.88%, 12/29/49(g)(k)	426,320
750,000	(i)	Saipem Finance International BV, 3.75%, 09/08/23(g)	852,791
525,000	(i)	Samvardhana Motherson Automotive Systems Group BV, 4.13%, 07/15/21(g)	589,951
4,000,000	(i)	Sonae Investments BV, Cnv., 1.63%, 06/11/19(b)(g)	4,144,025
1,000,000	(i)	Telefonica Europe BV, 7.63%, 09/18/21(g)(k)	1,263,712
600,000	(i)	Telefonica Europe BV, 5.88%, 03/31/49(g)(k)	704,759
500,000	(m)	Telefonica Europe BV, 6.75%, 11/26/49(g)(k)	651,215
864,000	(i)	United Group BV, 7.88%, 11/15/20(g)	988,770
46

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount			Value
NETHERLANDS (continued)
$600,000	(i)	Vonovia Finance BV, 4.00%, 12/29/49(g)(k)	$689,741
1,350,000	(i)	Ziggo Secured Finance BV, 4.25%, 01/15/27(g)	1,475,416
			18,044,398
NORWAY — 0.0%
575,000	(i)	Lock AS, 7.00%, 08/15/21(g)	656,199
975,000	(i)	Silk Bidco AS, 7.50%, 02/01/22(g)	1,122,971
			1,779,170
PERU — 0.0%
800,000		InRetail Consumer, 5.25%, 10/10/21(g)	826,800
POLAND — 0.0%
450,000	(i)	Play Finance 1 SA, 6.50%, 08/01/19(g)	511,279
1,075,000	(i)	Play Finance 2 SA, 5.25%, 02/01/19(g)	1,209,589
			1,720,868
SPAIN — 0.0%
400,000	(i)	Ence Energia y Celulosa SA, 5.38%, 11/01/22(g)	460,961
875,000	(i)	Naviera Armas SA, 6.50%, 07/31/23(g)(k)	962,053
			1,423,014
SWEDEN — 0.1%
1,125,000	(h)	Akelius Residential Property AB, 3.38%, 09/23/20(g)	1,323,510
560,000	(h)	TVN Finance Corp III AB, 7.38%, 12/15/20(g)	641,484
750,000	(h)	Volvo Treasury AB, 4.85%, 03/10/78(g)(k)	864,482
			2,829,476
TURKEY — 0.1%
850,000		Tupras Turkiye Petrol Rafinerileri AS, 4.13%, 05/02/18(g)	855,313
1,100,000		Turk Telekomunikasyon AS, 4.88%, 06/19/24(g)	1,084,138
1,300,000		Turkiye Sise ve Cam Fabrikalari AS, 4.25%, 05/09/20(g)	1,290,250
			3,229,701
UNITED KINGDOM — 0.3%
125,000	(h)	Anglo American Capital Plc, 2.50%, 04/29/21(g)	139,973
825,000	(i)	Arqiva Broadcast Finance Plc, 9.50%, 03/31/20(g)	1,088,064
Principal Amount			Value
UNITED KINGDOM (continued)
$825,000	(i)	Bakkavor Finance 2 Plc, 8.75%, 06/15/20(g)	$1,075,441
350,000	(i)	Co-operative Group Holdings 2011 Ltd., STEP, 6.90%, 07/08/20(g)	486,236
400,000	(i)	Infinis Plc, 7.00%, 02/15/19(g)	499,394
1,675,000	(h)	Inovyn Finance Plc, 6.25%, 05/15/21(g)	1,924,719
1,600,000	(h)	International Game Technology Plc, 4.75%, 02/15/23(g)	1,903,507
170,000	(i)	Iron Mountain Europe Plc, REIT, 6.13%, 09/15/22(g)	215,884
1,375,000		Jaguar Land Rover Automotive Plc, 3.50%, 03/15/20(j)	1,400,369
1,050,000	(i)	Jerrold Finco Plc, 6.25%, 09/15/21(g)	1,272,353
1,050,000		OAS Finance Ltd., 8.00%, 07/02/21(d)(f)(j)	39,375
850,000	(i)	Southern Water Greensands Financing Plc, 8.50%, 04/15/19(g)	1,182,598
1,250,000	(h)	TA Manufacturing Ltd., 3.63%, 04/15/23(g)	1,350,959
450,000	(h)	Titan Global Finance Plc, 3.50%, 06/17/21(g)	510,044
1,075,000	(i)	Virgin Media Finance Plc, 7.00%, 04/15/23(g)	1,390,477
1,150,000	(i)	Virgin Media Finance Plc, 6.38%, 10/15/24(g)	1,453,353
			15,932,746
UNITED STATES — 6.1%
1,000,000		Aceto Corp, 2.00%, 11/01/20(b)(j)	906,875
10,000,000		Akamai Technologies, Inc., Cnv., 0.50%, 02/15/19(e)	10,512,500
525,000		Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.75%, 03/15/25(j)	518,275
5,000,000		Allscripts Healthcare Solutions, Inc., Cnv., 1.25%, 07/01/20	4,940,625
12,000,000		Apollo Commercial Real Estate Finance, Inc., Cnv., 5.50%, 03/15/19	12,555,000
1,125,000		Belo Corp., 7.75%, 06/01/27	1,220,625
5,500,000		Blackhawk Network Holdings, Inc., Cnv., 1.50%, 01/15/22(j)	5,537,813
4,000,000		BlackRock Kelso Capital Corp., Cnv., 5.50%, 02/15/18	4,087,500

47

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount		Value
UNITED STATES (continued)
$5,000,000	Blackstone Mortgage Trust, Inc., Cnv., 5.25%, 12/01/18	$5,575,000
5,000,000	Bottomline Technologies, Inc., Cnv., 1.50%, 12/01/17	5,071,875
18,000,000	Brocade Communications Systems, Inc., 1.38%, 01/01/20(j)	17,842,500
6,000,000	CalAmp Corp., Cnv., 1.63%, 05/15/20	5,628,750
1,000,000	Cemex Finance LLC, 9.38%, 10/12/22(j)	1,098,750
750,000	Centene Corp., 5.63%, 02/15/21	786,763
1,200,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20(j)	1,236,000
1,200,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24(j)	1,272,000
6,000,000	Ciena Corp. Cnv., 0.88%, 06/15/17	5,966,250
8,000,000	Colony Capital, Inc., Cnv., 3.88%, 01/15/21	7,815,000
1,500,000	CSC Holdings LLC, 6.75%, 11/15/21	1,578,750
7,000,000	CSG Systems International, Inc., Cnv., 4.25%, 03/15/36(j)	7,393,750
4,000,000	Cypress Semiconductor Corp., 4.50%, 01/15/22(j)	4,197,500
1,500,000	Dollar Tree, Inc., 5.75%, 03/01/23	1,597,500
2,356,000	Echo Global Logistics, Inc., 2.50%, 05/01/20	2,152,795
3,000,000	Envestnet, Inc., Cnv., 1.75%, 12/15/19	2,838,750
6,000,000	Extra Space Storage LP, Cnv., 3.13%, 10/01/35(j)	6,386,250
1,000,000	Freeport-McMoRan, Inc., 2.30%, 11/14/17	990,000
600,000	GEO Group, Inc. (The), 6.00%, 04/15/26	517,500
6,000,000	Goldman Sachs Group, Inc. (The), Series M, 5.38%, 12/29/49(k)	6,030,000
4,800,000	Hologic, Inc., Cnv., STEP, 3.20%, 12/15/43	5,793,000
625,000	Hughes Satellite Systems Corp., 5.25%, 08/01/26(j)	615,625
550,000	Hughes Satellite Systems Corp., 6.63%, 08/01/26(j)	544,500
5,500,000	Huron Consulting Group Inc, 1.25%, 10/01/19(b)	5,383,125
Principal Amount			Value
UNITED STATES (continued)
$6,000,000		Illumina, Inc., Cnv., 0.40%, 06/15/19(e)	$5,835,000
3,000,000		Illumina, Inc., Cnv., 0.50%, 06/15/21	2,998,125
850,000	(h)	IMS Health, Inc., 3.50%, 10/15/24(g)	956,359
3,000,000		Infinera Corp., Cnv., 1.75%, 06/01/18	2,966,250
6,000,000		Integrated Device Technology, Inc., Cnv., 0.88%, 11/15/22(b)(j)	5,808,750
7,000,000		JDS Uniphase Corp., Cnv., 0.63%, 08/15/33	6,956,250
3,000,000		Knowles Corp, 3.25%, 11/01/21(j)	3,279,375
21,339,801		Liberty Interactive LLC, Cnv., 3.75%, 02/15/30(b)	12,830,556
5,000,000		Live Nation Entertainment, Inc., Cnv., 2.50%, 05/15/19	5,425,000
900,000		MPH Acquisition Holdings LLC, 7.13%, 06/01/24(j)	962,910
1,150,000	(h)	MPT Operating Partnership LP/MPT Finance Corp., REIT, 5.75%, 10/01/20	1,318,470
850,000	(h)	MPT Operating Partnership LP/MPT Finance Corp., REIT, 4.00%, 08/19/22	1,002,430
7,000,000		Nuance Communications, Inc., 1.50%, 11/01/35	6,575,625
10,600,000		Nuance Communications, Inc., Cnv., 2.75%, 11/01/31	10,626,500
7,000,000		Nuance Communications, Inc., Cnv., 1.00%, 12/15/35(j)	6,068,125
15,000,000		ON Semiconductor Corp., Cnv., 1.00%, 12/01/20	14,971,875
2,000,000		Priceline Group, Inc. (The), Cnv., 0.90%, 09/15/21(b)	2,138,750
8,000,000		Redwood Trust, Inc., Cnv., REIT, 4.63%, 04/15/18	8,020,000
6,000,000		Restoration Hardware Holdings, Inc., Cnv., 2.90%, 06/15/19(e)(j)	5,055,000
900,000		Revlon Consumer Products Corp., 6.25%, 08/01/24(j)	927,000
1,500,000		Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	1,578,750
1,250,000		Sabine Pass Liquefaction LLC, 5.63%, 04/15/23	1,328,125
2,170,000		Sabine Pass Liquefaction LLC, 5.88%, 06/30/26(j)	2,338,609
800,000		Sabine Pass Liquefaction LLC, 5.00%, 03/15/27(j)	814,000
3,395,000		Southern Star Central Corp., 5.13%, 07/15/22(j)	3,454,413

48

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount			Value
UNITED STATES (continued)
$725,000		Sprint Communications, Inc., 7.00%, 08/15/20	$754,000
2,850,000		Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(j)	2,874,225
2,475,000		Standard Industries, Inc., 5.50%, 02/15/23(j)	2,574,000
14,000,000		Starwood Property Trust, Inc., Cnv., 3.75%, 10/15/17	14,358,750
1,750,000		T-Mobile USA, Inc., 6.84%, 04/28/23.	1,869,000
19,000,000		Twitter, Inc., Cnv., 0.25%, 09/15/19	17,765,000
12,500,000		Vector Group Ltd., Cnv., 1.75%, 04/15/20(k)	13,945,313
8,000,000		VEREIT, Inc., Cnv., REIT, 3.00%, 08/01/18	7,995,000
9,000,000		Verint Systems, Inc., Cnv., 1.50%, 06/01/21	8,482,500
42,119,000		Washington Mutual Bank, 4.30%, 12/31/49(d)(e)(f)	9,002,936
3,000,000		Washington Mutual Bank, 5.60%, 12/31/49(d)(f)	641,250
29,287,000		Washington Mutual Bank, 6.00%, 12/31/49(d)(e)(f)	6,260,096
9,840,000		Washington Mutual Bank, 6.00%, 12/31/49(d)(e)(f)	2,103,300
8,200,000		Washington Mutual Bank, 6.00%, 12/31/49(d)(e)(f)	1,752,750
8,000,000		Web.com Group, Inc., Cnv., 1.00%, 08/15/18	7,585,000
4,000,000		WebMD Health Corp., Cnv., 2.63%, 06/15/23(j)	3,860,000
3,000,000		Wright Medical Group, Inc., Cnv., 2.00%, 02/15/20	3,069,375
800,000	(h)	XPO Logistics, Inc., 5.75%, 06/15/21(g)	914,831
150,000		XPO Logistics, Inc., 6.13%, 09/01/23(j)	154,313
			358,789,032
Total Corporate Bonds (Cost $499,489,873)			488,513,830
ASSET-BACKED SECURITIES — 11.6%
CAYMAN ISLANDS — 4.7%
11,750,000		Adams Mill CLO Ltd., Series 2014-1A, Class F, 6.57%, 07/15/26(b)(j)(k)	7,307,280
7,500,000		Adams Mill CLO Ltd., Series 2014-1A, Class SUB, 11.13%, 07/15/26(b)(e)(j)	2,647,164
3,000,000		ALM Loan Funding Ltd., Series 2012-6A, Class DR, 6.30%, 07/15/26(j)(k)	2,798,331
Principal Amount		Value
CAYMAN ISLANDS (continued)
$1,100,000	ALM Loan Funding Ltd., Series 2013-7R2A, Class C, 4.30%, 04/24/24(j)(k)	$1,090,388
1,000,000	ALM Loan Funding Ltd., Series 2013-7R2A, Class D, 5.90%, 04/24/24(j)(k)	966,917
1,200,000	ALM Loan Funding Ltd., Series 2015-12A, Class D, 6.40%, 04/16/27(j)(k)	1,093,264
2,000,000	ALM Loan Funding Ltd., Series 2015-16A, Class D, 6.20%, 07/15/27(j)(k)	1,809,254
1,100,000	ALM Loan Funding Ltd., Series 2015-17A, Class C1, 5.00%, 01/15/28(j)(k)	1,088,910
1,000,000	ALM XVIII Ltd., Series 2016-18A, Class D, 8.30%, 07/15/27(j)(k)	1,000,000
1,250,000	American Money Management Corp. CLO IX Ltd., Series 2011-9A, Class DR, 6.50%, 01/15/22(j)(k)	1,249,206
2,250,000	American Money Management Corp. CLO IX Ltd., Series 2011-9A, Class ER, 8.50%, 01/15/22(j)(k)	2,254,823
2,000,000	American Money Management Corp. CLO Ltd., Series 2015-17A, Class E, 7.57%, 11/15/27(j)(k)	1,868,863
1,000,000	American Money Management Corp. CLO Ltd., Series 2016-18A, Class D, 5.67%, 05/26/28(j)(k)	998,540
1,000,000	Anchorage Capital CLO Ltd., Series 2012-1A, Class DR, 8.12%, 01/13/27(j)(k)	962,900
3,000,000	Anchorage Capital CLO Ltd., Series 2015-6A, Class E1, 5.80%, 04/15/27(j)(k)	2,543,761
2,500,000	Anchorage Capital CLO Ltd., Series 2015-6A, Class F, 6.80%, 04/15/27(j)(k)	1,998,459
500,000	Annisa CLO, Ltd. Series 2016-2A, Class E, 8.00%, 07/20/28(j)(k)	478,041
1,000,000	Apartment Investment and Management Co. CLO., Series 2015-AA, Class E, 8.70%, 01/15/28(k)	988,402
3,500,000	Apidos CLO XIX, Series 2014-19A, Class E, 6.30%, 10/17/26(j)(k)	3,093,598
1,000,000	Apidos CLO XV, Series 2013-15A, Class D, 5.60%, 10/20/25(j)(k)	890,647
5,000,000	Apidos CLO XVIII, Series 2014-18A, Class D, 6.10%, 07/22/26(j)(k)	4,440,056
2,500,000	Apidos CLO XX, Series 2015-20A, Class D, 6.50%, 01/16/27(j)(k)	2,225,232
1,000,000	Ares XXVII CLO Ltd., Series 2013-2A, Class D, 4.49%, 07/28/25(j)(k)	993,790

49

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount		Value
CAYMAN ISLANDS (continued)
$4,250,000	Ares XXXIII CLO Ltd., Series 2015-1A, Class D, 7.07%, 12/05/25(j)(k)	$3,976,398
3,500,000	Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 8.10%, 07/18/28(j)(k)	3,451,811
3,000,000	Ares XXXVII CLO Ltd., Series 2015- 4A, Class D1, 7.70%, 10/15/26(j)(k)	2,882,374
3,000,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class D2, 7.90%, 10/15/26(j)(k)	2,890,544
650,000	Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 7.10%, 08/15/24(j)(k)	649,983
5,000,000	Atrium CDO Corp., Series 81, Class SUB, 1.00%, 10/23/22(e)	3,232,073
1,000,000	Atrium VIII, Series 8A, Class DR, 4.86%, 10/23/24(j)(k)	1,000,000
1,750,000	Atrium VIII, Series 8A, Class ER, 8.11%, 10/23/24(j)(k)	1,750,000
5,000,000	Atrium XI, Series 11A, Class E, 6.00%, 10/23/25(j)(k)	4,456,209
2,000,000	Atrium XII, Series 12A, Class E, 6.80%, 10/22/26(j)(k)	1,830,821
2,500,000	Babson CLO Ltd., Series 16-1A, Class E, 7.40%, 04/23/27(j)(k)	2,352,310
750,000	Babson CLO Ltd., Series 2015-2A, Class E, 6.40%, 07/20/27(j)(k)	660,728
1,000,000	Babson CLO Ltd., Series 2016-2A,Class E, 7.63%, 07/20/28(j)(k)	956,272
2,000,000	Battalion CLO IX Ltd., Series 2015-9A, Class D, 4.80%, 07/15/28(j)(k)	1,844,950
500,000	Battalion CLO VIII Ltd., Series 2015-8A, Class D, 6.30%, 04/18/27(j)(k)	447,594
1,250,000	Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class D, 6.40%, 04/18/27(j)(k)	1,103,087
2,250,000	Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, 4.80%, 01/20/28(j)(k)	2,208,551
1,250,000	Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class D, 6.40%, 01/20/28(j)(k)	1,075,730
1,000,000	Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.30%, 07/15/26(j)(k)	952,807
1,000,000	BlueMountain CLO Ltd. Series 2016-2A, Class D., 7.70%, 08/20/28(j)(k)	982,743
650,000	BlueMountain CLO Ltd., Series 2011-1A, Class E, 6.57%, 08/16/22(j)(k)	650,742
Principal Amount		Value
CAYMAN ISLANDS (continued)
$2,500,000	BlueMountain CLO Ltd., Series 2012-1A, Class D, 5.20%, 07/20/23(j)(k)	$2,534,944
1,250,000	BlueMountain CLO Ltd., Series 2014-4A, Class E, 6.13%, 11/30/26(j)(k)	1,131,944
1,000,000	BlueMountain CLO Ltd., Series 2015-1A, Class C, 4.60%, 04/13/27(j)(k)	979,577
1,500,000	BlueMountain CLO Ltd., Series 2015-1A, Class D, 6.30%, 04/13/27(j)(k)	1,435,710
500,000	BlueMountain CLO Ltd., Series 2015-2A, Class E, 6.20%, 07/18/27(j)(k)	433,927
1,000,000	BlueMountain CLO Ltd., Series 2015-4A, Class D2, 4.90%, 01/20/27(j)(k)	984,031
1,000,000	BlueMountain CLO Ltd., Series 2015-4A, Class E, 7.40%, 01/20/27(j)(k)	970,153
1,000,000	Burnham Park CLO Ltd., Series 2016-1A, Class E, 7.71%, 10/20/29(j)(k)	957,750
2,000,000	Canyon Capital CLO Ltd., Series 2012-1A, Class DR, 4.97%, 01/15/26(j)(k)	2,000,240
1,000,000	Canyon Capital CLO., Series 2016-1A, Class E, 8.40%, 04/15/28(j)(k)	976,286
1,000,000	Canyon Capital CLO., Series 2016-2A, Series E, 7.60%, 10/15/28(j)(k)	943,192
2,500,000	Carlyle Global Market Strategies CLO 2015-3 Ltd., Series 2015-3A, Class D, 6.60%, 07/28/28(j)(k)	2,266,027
1,500,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class E1, 6.20%, 04/20/27(j)(k)	1,349,295
2,351,647	Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class SBB1, 9.38%, 10/20/27(j)	2,287,917
750,000	Carlyle Global Market Strategies CLO Ltd., Series 2016-1A, Class D, 8.50%, 04/20/27(j)(k)	749,006
1,000,000	Carlyle Global Market Strategies CLO, Series 2015-2A, Class D, 6.20%, 04/27/27(j)(k)	906,231
1,000,000	Carlyle Global Market Strategies CLO., Series 2016-3A, Class D, 7.79%, 10/20/29(j)(k)	978,803
1,500,000	CIFC Funding Ltd., Series 2012-2A, Class B2R, 6.59%, 12/05/24(j)(k)	1,470,387
2,500,000	CIFC Funding Ltd., Series 2014-2A, Class B1L, 4.33%, 05/24/26(j)(k)	2,392,314

50

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount		Value
CAYMAN ISLANDS (continued)
$1,000,000	Cole Park CLO Ltd., Series 2015-1A, Class E, 7.00%, 10/20/28(j)(k)	$935,029
1,000,000	Cumberland Park CLO Ltd., Series 2015-2A, Class E, 5.90%, 07/20/26(j)(k)	870,213
1,000,000	Dryden Senior Loan Fund, Series 2014-34A, Class D, 4.50%, 10/15/26(j)(k)	961,133
1,000,000	Dryden Senior Loan Fund, Series 2014-36A, Class E, 5.99%, 11/09/25(j)(k)	887,875
1,000,000	Dryden Senior Loan Fund, Series 2016-43A, Class E, 7.90%, 07/20/29(j)(k)	990,000
1,500,000	Galaxy XXI CLO Ltd., Series 2015-21A, Class E2, 7.38%, 01/20/28(j)(k)	1,439,838
2,000,000	Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class E, 6.40%, 04/18/27(j)(k)	1,822,639
3,000,000	Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 6.40%, 07/17/23(j)(k)	2,965,043
1,000,000	Highbridge Loan Management Ltd., Series 2015-6A, Class E1, 6.23%, 05/05/27(j)(k)	896,454
1,000,000	Highbridge Loan Management Ltd., Series 2015-7A, Class D, 4.57%, 11/15/26(j)(k)	932,185
500,000	Highbridge Loan Management Ltd., Series 2016-8A, Class D, 5.70%, 04/20/27(j)(k)	481,975
962,500	Highbridge Loan Management Ltd., Series 5A-2015, Class E, 6.10%, 01/29/26(j)(k)	865,516
1,000,000	Highbridge Loan Management Ltd., Series 8A-2016, Class E, 8.80%, 04/20/27(k)	998,393
1,000,000	Highbridge Loan Management Ltd., Series 9A-2016, Class D2, 7.08%, 07/19/27(j)(k)	902,181
21,500,000	Jackson Mill CLO Ltd., Series 2015-1A, Class E, 5.88%, 04/15/27(b)(j)(k)	18,134,635
20,000,000	Jackson Mill CLO Ltd., Series 2015-1A, Class SUB, 1.00%, 04/15/27(b)(e)(j)	15,066,080
8,000,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class F, 7.38%, 07/20/27(b)(j)(k)	4,934,892
8,000,000	Jefferson Mill CLO Ltd., Series 2015-1A, Class SUB, 6.70%, 07/20/27(b)(e)(j)	4,647,320
1,000,000	LCM Ltd. Partnership XIII LP, Series 13A, Class D, 4.70%, 01/19/23(j)(k)	995,374
Principal Amount		Value
CAYMAN ISLANDS (continued)
$1,000,000	LCM Ltd. Partnership XVII LP, Series -17A, Class D, 4.40%, 10/15/26(j)(k)	$977,425
1,500,000	LCM Ltd. Partnership XVIII LP, Series -18A, Class D, 4.70%, 04/20/27(j)(k)	1,470,578
500,000	LCM Ltd. Partnership XVIII LP, Series 18A, Class E, 4.60%, 04/20/27(j)(k)	324,198
1,000,000	LCM Ltd. Partnership XVIII LP, Series 18A, Class E, 6.20%, 04/20/27(j)(k)	895,535
1,350,000	LCM Ltd. Partnership XXI LP, Series -21A, Class D, 6.00%, 04/20/28(j)(k)	1,370,263
1,100,000	LCM XVI LP, Series 16A, Class E, 5.48%, 07/15/26(j)(k)	951,661
1,000,000	LCM XXI LP, Series -21A, Class E, 8.50%, 04/20/28(j)(k)	999,930
1,000,000	Madison Park Funding Ltd., Series 2012-9A, Class E, 6.07%, 08/15/22(j)(k)	966,687
1,000,000	Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 7.30%, 01/22/28(j)(k)	952,653
1,000,000	Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.30%, 04/27/27(j)(k)	1,009,686
1,000,000	Neuberger Berman CLO Ltd., Series 2015-20A, Class D, 4.80%, 01/15/28(j)(k)	968,519
3,250,000	Neuberger Berman CLO Ltd., Series 2015-20A, Class E, 7.30%, 01/15/28(j)(k)	3,019,913
1,250,000	Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class ER, 7.10%, 07/25/23(j)(k)	1,252,267
2,050,000	Neuberger Berman CLO XIII Ltd., Series 2012-13A, Class D, 5.40%, 01/23/24(j)(k)	2,050,629
625,000	Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.32%, 08/04/25(j)(k)	599,804
1,000,000	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.57%, 11/14/25(j)(k)	968,685
750,000	Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class D, 5.80%, 04/20/27(j)(k)	751,028
2,000,000	Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class E, 7.90%, 04/20/27(j)(k)	1,980,569
1,000,000	Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, 7.69%, 10/17/27(j)(k)	944,100

51

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount		Value
CAYMAN ISLANDS (continued)
$1,000,000	Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 5.10%, 01/23/27(j)(k)	$976,660
1,000,000	OCP CLO Ltd.,Series 2015-8A,Class C,, 4.50%, 04/17/27(j)(k)	919,402
1,000,000	Octagon Investment Partners 26 Ltd., Series 2016-1A, Class D, 5.80%, 04/15/27(j)(k)	1,001,354
2,000,000	Octagon Investment Partners 26 Ltd., Series 2016-1A, Class E, 8.70%, 04/15/27(j)(k)	1,999,828
2,500,000	Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 7.76%, 07/15/27(j)(k)	2,449,906
1,000,000	Octagon Investment Partners XII Ltd., Series 2012-1AR, Class ER, 6.28%, 05/05/23(j)(k)	978,884
1,100,000	Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.47%, 11/14/26(j)(k)	1,069,106
1,000,000	Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, 7.42%, 11/14/26(j)(k)	930,685
1,250,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class E1, 6.10%, 11/25/25(j)(k)	1,086,712
1,500,000	Octagon Loan Funding Ltd., Series 2014-1A, Class E, 6.00%, 11/18/26(j)(k)	1,301,489
1,375,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.60%, 10/20/28(j)(k)	1,302,056
2,250,000	OZLM Funding II Ltd., Series 2012-2A, Class DR, 8.17%, 10/30/27(j)(k)	2,165,850
2,750,000	OZLM Funding III Ltd., Series 2013-3A, Class D, 5.90%, 01/22/25(j)(k)	2,602,882
1,750,000	OZLM Funding IV Ltd., Series 2013-4A, Class D, 5.50%, 07/22/25(j)(k)	1,530,673
1,750,000	OZLM Funding Ltd., Series 2012-1A, Class DR, 7.60%, 07/22/27(j)(k)	1,704,161
1,500,000	OZLM VII Ltd., Series 2014-7A, Class D, 5.90%, 07/17/26(j)(k)	1,342,545
1,000,000	OZLM XI Ltd., Series 2015-11A, Class C2, 4.51%, 01/30/27(j)(k)	957,594
1,250,000	OZLM XIII Ltd., Series 2015-13A, Class D, 6.21%, 07/30/27(j)(k)	1,087,951
1,200,000	OZLM XIV Ltd., Series 2015-14A, Class C, 5.20%, 01/15/29(j)(k)	1,200,658
1,500,000	OZLM XIV Ltd., Series 2015-14A, Class D, 7.20%, 01/15/29(j)(k)	1,392,802
1,000,000	Race Point V CLO, Ltd., Series 2011-5A, Class ER,, 6.85%, 12/15/22(j)(k)	1,000,118
Principal Amount		Value
CAYMAN ISLANDS (continued)
$2,000,000	Regatta III Funding Ltd., Series 2014-1A, Class C, 4.30%, 04/15/26(j)(k)	$1,887,992
1,650,000	Sound Point CLO III Ltd., Series 2013-2A, Class E, 5.50%, 07/15/25(j)(k)	1,462,242
1,000,000	Sound Point CLO IX Ltd., Series 2015-2A, Class E, 6.40%, 07/20/27(j)(k)	890,390
5,000,000	Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.60%, 01/20/28(j)(k)	4,713,379
2,000,000	Sound Point CLO XII Ltd., Series 2016-2A,Class E, 7.30%, 10/20/28(j)(k)	1,850,066
1,750,000	Sound Point CLO XIV Ltd., Series 2016-3A, Class E, 7.53%, 01/23/29(j)(k)	1,606,675
1,000,000	Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.30%, 04/15/26(j)(k)	895,347
1,500,000	Symphony CLO XV Ltd., Series 2014-15A, Class E, 5.90%, 10/17/26(j)(k)	1,324,838
1,000,000	Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.13%, 07/15/28(j)(k)	900,045
5,000,000	TICP CLO I Ltd., Series 2015-1A, Class D, 4.43%, 07/20/27(j)(k)	4,587,979
1,250,000	Vibrant CLO IV Ltd., Series 2016-4A, Class D, 5.13%, 07/20/28(k)	1,219,870
1,000,000	Voya CLO Ltd., Series 2012-2AR, Class ER, 6.90%, 10/15/22(j)(k)	991,859
1,000,000	Voya CLO Ltd., Series 2014-1A, Class C, 4.30%, 04/18/26(j)(k)	951,610
3,750,000	Voya CLO Ltd., Series 2015-1A, Class E, 7.40%, 04/18/27(j)(k)	3,015,154
1,250,000	Voya CLO Ltd., Series 2015-2A, Class D, 4.30%, 07/23/27(j)(k)	1,187,888
1,500,000	Voya CLO Ltd., Series 2016-2A, Class D, 7.63%, 07/19/28(j)(k)	1,438,502
1,000,000	Voya CLO Ltd., Series 2016-3A, Class D, 7.71%, 10/18/27(j)(k)	947,600
11,250,000	Washington Mill CLO Ltd., Series 2014-1A, Class F, 6.38%, 04/20/26(b)(j)(k)	7,385,963
17,600,000	Washington Mill CLO Ltd., Series 2014-1A, Class SUB, 11.00%, 04/20/26(b)(e)(j)	6,755,161
4,250,000	Webster Park CLO Ltd., Series 2015-1A, Class C, 4.90%, 01/20/27(j)(k)	4,178,281
2,650,000	Webster Park CLO Ltd., Series 2015-1A, Class D, 7.00%, 01/20/27(j)(k)	2,449,574

52

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal Amount		Value
CAYMAN ISLANDS (continued)
$1,000,000	Westcott Park CLO Ltd., Series 2016-1A, Class D, 5.05%, 07/20/28(j)(k)	$998,844
1,000,000	Westcott Park CLO Ltd., Series 2016-1A, Class E, 7.90%, 07/20/28(j)(k)	937,038
3,500,000	York CLO Ltd., Series 2016-1A, Class E, 6.60%, 07/15/28(j)(k)	3,131,967
1,000,000	York CLO-2 Ltd., Series 2015-1A, Class E, 7.10%, 10/22/27(j)(k)	926,241
		277,708,013
UNITED STATES — 6.9%
15,864,791	Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.80%, 05/25/35(k)	13,466,828
1,000,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.73%, 01/30/24(j)(k)	995,825
5,000,000	BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(k)	4,868,146
9,616,820	Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.52%, 05/28/39(j)(k)	7,098,373
1,500,000	Bayview Opportunity Master Fund IVb Trust 2016-RN4, Series 2016-RN4, Class A1, 3.60%, 10/28/31(j)	1,497,750
3,664,651	Bayview Opportunity Master Fund Trust, Series 2016-RPL3, Class A1, 3.47%, 07/28/31(j)	3,670,944
4,211,732	Bayview Opportunity Master Fund Trust, Series 2016-RPL3, Class A1, 1.45%, 12/28/40(j)(k)	3,442,701
3,169,240	Bear Stearns Asset Backed Securities I Trust, Series 2006-EC2, Class M2, 0.95%, 02/25/36(k)	2,790,052
7,987,970	Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.67%, 12/25/36(k)	6,736,335
3,432,635	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, 0.88%, 03/25/36(k)	1,189,327
3,432,635	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, 0.88%, 03/25/36(k)	1,189,327
13,894,520	Bear Stearns Asset-Backed Securities Trust, Series 2006-AQ1, Class 2A2, 0.73%, 10/25/36(k)	11,728,441
8,000,000	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.73%, 12/25/36(j)(k)	7,598,139
Principal Amount		Value
UNITED STATES (continued)
$3,802,559	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A2, 7.58%, 06/15/30(k)	$1,712,841
3,564,899	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A3, 7.83%, 06/15/30(k)	1,756,812
6,036,563	Bombardier Capital Mortgage Securitization Pass-Through Certificates, Series 2000-A, Class A4, 8.29%, 06/15/30(k)	3,039,064
750,000	BSP Mortgage Securities Corp. Ltd., Series 2016-9A, Class E, 7.60%, 07/20/28(j)(k)	680,919
3,676,456	Carrington Mortgage Loan Trust Series, Series 2006-NC2, Class A3, 0.68%, 06/25/36(k)	3,372,792
8,203,000	Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A3, 0.68%, 07/25/36(k)	7,003,475
11,505,013	Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A3, 0.69%, 10/25/36(k)	6,008,762
3,079,001	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A2, 0.73%, 02/25/37(k)	2,922,190
4,884,740	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A4, 0.95%, 02/25/37(k)	3,338,289
8,250,000	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A3, 0.67%, 12/25/36(k)	5,277,998
12,415,000	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A4, 0.75%, 12/25/36(k)	7,215,607
14,560,762	Conseco Finance Securitizations Corp., Series 2000-4, Class A5, 7.97%, 05/01/32	8,481,123
4,300,000	Conseco Financial Corp., Series 1997-7, Class M1, 7.03%, 07/15/28	4,145,171
2,905,302	Conseco Financial Corp., Series 1998-2, Class M1, 6.94%, 12/01/28(k)	2,596,759
4,647,479	Conseco Financial Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(k)	3,962,731
3,578,404	Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 03/01/30(k)	2,811,982
1,468,309	Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV2, 0.68%, 09/25/46(k)	1,355,431
1,865,012	Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, STEP, 6.29%, 06/25/21	1,996,306

53

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
UNITED STATES (continued)
$17,150,349	Countrywide Asset-Backed Certificates, Series 2007-S3, Class A3, 0.91%, 05/25/37(k)	$14,079,739
4,156,878	Countrywide Home Equity Loan Trust, Series 2006-S5, Class A4, 5.84%, 06/25/35	4,151,090
5,284,167	Countrywide Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35	4,951,950
2,827,140	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.82%, 12/15/33(j)(k)	2,395,238
2,526,907	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4T1B, 0.76%, 02/15/30(j)(k)	2,043,004
2,392,375	Countrywide Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 5B1B, 0.71%, 05/15/35(j)(k)	2,020,958
2,998,654	Credit-Based Asset Servicing & Securitization LLC Trust, Series 2006-CB9, Class A3, 0.68%, 11/25/36(k)	1,886,008
5,722,902	First Franklin Mortgage Loan Trust Asset Backed Certificates, Series 2007-FF2, Class A2C, 0.67%, 03/25/37(k)	3,364,488
3,924,776	GMAC Mortgage Home Equity Loan Trust, Series 2005-HE3, Class A3, 0.76%, 02/25/36(k)	3,813,077
3,307,719	GMAC Mortgage Home Equity Loan Trust, Series 2006-HE1, Class A, 0.73%, 11/25/36(k)	3,098,300
3,603,507	Greenpoint Manufactured Housing, Series 1999-1, Class A5, 6.77%, 08/15/29(k)	3,532,504
3,352,279	Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(k)	3,551,197
8,847,445	Greenpoint Manufactured Housing, Series 2000-3, Class IA, 8.45%, 06/20/31(k)	8,693,844
716,998	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(k)	497,718
7,071,948	GSAMP Trust, Series 2006-FM2, Class A2B, 0.65%, 09/25/36(k)	2,947,461
4,000,000	Invitation Homes Trust, Series 2015-SFR3, Class E, 4.28%, 08/17/32(j)(k)	4,005,000
820,185	Irwin Home Equity Loan Trust, Series 2006-2, Class 2A2, STEP, 6.24%, 02/25/36(j)	844,246
Principal
Amount		Value
UNITED STATES (continued)
$4,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 2006-CW1,Class M1, 0.80%, 05/25/36(k)	$3,007,676
8,866,714	Lehman ABS Mortgage Loan Trust,Series 2007-1,Class 2A2, 0.73%, 06/25/37(j)(k)	5,485,658
10,378,865	Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A, 0.75%, 02/25/36(k)	9,099,872
1,412,202	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, 0.64%, 11/25/36(k)	540,778
19,479,506	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A3, 0.69%, 11/25/36(k)	7,551,583
3,828,751	Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A4, 0.75%, 11/25/36(k)	1,505,774
4,369,843	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, 0.72%, 03/25/46(k)	2,187,737
26,691,396	Long Beach Mortgage Loan Trust, Series 2006-5, Class 2A4, 0.77%, 06/25/36(k)	14,239,296
7,259,871	Long Beach Mortgage Loan Trust, Series 2006-9, Class 2A3, 0.69%, 10/25/36(k)	3,361,386
4,000,000	Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 3.78%, 03/25/32(k)	4,042,000
4,924,608	Mastr Second Lien Trust, Series 2006-1, Class A, 0.85%, 03/25/36(k)	1,224,693
1,000,000	Mill Creek CLO Ltd., Series 2016-1A, Class E, 8.60%, 04/20/28(j)(k)	1,001,117
1,770,815	Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, 0.77%, 06/25/36(k)	1,157,878
9,399,978	Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2B, 0.67%, 05/25/37(k)	6,626,940
5,988,858	Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A4, STEP, 6.01%, 10/25/36	2,923,121
3,483,365	Oakwood Mortgage Investors, Inc., Series 1999-C, Class A2, 7.48%, 08/15/27	3,458,950
11,335,367	Oakwood Mortgage Investors, Inc., Series 2000-D, Class A4, 7.40%, 07/15/30(k)	7,269,503
8,860,252	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A2, 5.92%, 06/15/31(k)	3,342,155

54

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
UNITED STATES (continued)
$6,147,123	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A3, 6.61%, 06/15/31(k)	$2,571,205
7,024,415	Oakwood Mortgage Investors, Inc., Series 2001-C, Class A4, 7.41%, 06/15/31(k)	3,270,551
1,072,360	Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3, 5.90%, 09/15/22(k)	898,609
1,887,478	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/15/32(k)	2,014,409
2,000,000	OneMain Financial Issuance Trust, Series 2014-2A, Class C, 4.33%, 09/18/24(j)	1,992,719
4,000,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 09/18/24(j)	4,004,213
15,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class C, 5.12%, 03/18/26(j)	15,160,134
3,000,000	OneMain Financial Issuance Trust, Series 2015-1A, Class D, 6.63%, 03/18/26(b)(j)	3,100,649
10,000,000	OneMain Financial Issuance Trust, Series 2015-2A, Class D, 5.64%, 07/18/25(b)(j)	10,031,873
4,000,000	OneMain Financial Issuance Trust, Series 2015-3A, Class D, 6.94%, 11/20/28(j)	3,974,080
9,086,810	Pretium Mortgage Credit Partners LLC, Series 2016-NPL3, Class A1, STEP, 4.38%, 05/27/31(j)	9,174,460
6,000,000	Progress Residential Trust, Series 2015-SFR1, Class E, 4.53%, 02/17/32(j)(k)	6,027,836
3,918,256	Residential Asset Securities Corp. Trust, Series 2002-KS4, Class AIIA, 1.02%, 07/25/32(k)	3,439,193
18,480,000	Santander Drive Auto Receivables Trust, Series 2012-AA, 0.00%, 12/16/19(b)(j)	7,761,600
20,980,000	Santander Drive Auto Receivables Trust, Series 2014-S5, 0.00%, 12/16/19(b)(j)	9,713,740
20,980,000	Santander Drive Auto Receivables Trust, Series 2014-S6, 0.00%, 12/16/19(b)(j)	10,825,680
2,000,000	Silver Bay Realty Trust, Series 2014-1, Class E, 3.78%, 09/17/31(j)(k)	2,000,340
681,166	U.S. Residential Opportunity II Trust, Series 2016-1II, Class A, 3.47%, 07/27/36(j)	679,299
Principal
Amount		Value
UNITED STATES (continued)
$3,902,292	U.S. Residential Opportunity III Trust, Series 2016-1III, Class A, 3.47%, 07/27/36(j)	$3,905,568
7,104,981	U.S. Residential Opportunity IV Trust, Series 2016-1IV, Class A, 3.47%, 07/27/36(j)	7,105,691
1,000,000	US Residential Opportunity Fund II Trust 2016-3, Series 2016-3II, Class A, 3.60%, 10/27/36(j)	1,000,000
2,000,000	US Residential Opportunity Fund III Trust 2016-3, Series 2016- 3III, Class A, 3.60%, 10/27/36(j)	2,000,000
1,500,000	US Residential Opportunity Fund IV Trust 2016-3, Series 2016-3IV, Class A, 3.60%, 10/27/36(j)	1,500,000
9,028,958	Vericrest Opportunity Loan Trust XLVI LLC, Series 2016-NPL6, Class A1, STEP, 3.84%, 06/25/46(j)	9,074,266
4,447,884	Vericrest Opportunity Loan Trust XLVII LLC, Series 2016-NPL7, Class A1, STEP, 3.75%, 06/25/46(j)	4,460,656
4,806,398	Vericrest Opportunity Loan Trust XLVIII LLC, Series 2016-NPL8, Class A1,STEP, 3.50%, 07/25/46(j)	4,804,842
1,381,533	Wachovia Amortization Controlled Heloc NIM Trust, Series 2006-N1, Class N1, 5.68%, 08/12/47(j)	1,417,405
		409,761,397
Total Asset-Backed Securities (Cost $708,596,467)		687,469,410
NON-AGENCY MORTGAGE-BACKED SECURITIES — 8.5%
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.6%
1,982,874	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 3.06%, 07/25/35(k)	1,801,441
2,966,614	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 4.16%, 03/25/37(k)	2,287,283
6,711,775	Ajax Mortgage Loan Trust, Series 2016-A, Class A, STEP, 4.25%, 08/25/64(j)	6,697,034
3,225,775	American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 1.47%, 09/25/46(k)	2,324,607
3,139,375	American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, STEP, 6.25%, 06/25/37	2,439,120
2,251,226	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4D, STEP, 5.33%, 09/25/35	1,914,885

55

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$33	Banc of America Alternative Loan Trust, Series 2005-9, Class 2CB1, 6.00%, 10/25/35	$32
574,276	Banc of America Funding Corp., Series 2005-F, Class 6A1, 3.20%, 09/20/35(k)	551,240
1,313,200	Banc of America Funding Corp., Series 2006-A, Class 3A2, 3.07%, 02/20/36(k)	1,046,725
1,260,894	Banc of America Funding Corp., Series 2006-E, Class 2A1, 3.30%, 06/20/36(k)	1,037,643
3,339,067	Banc of America Funding Corp., Series 2007-1, Class TA5, STEP, 6.09%, 01/25/37	2,833,814
1,473,925	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A5, 3.40%, 10/25/35(k)	1,310,668
5,587,498	BCAP LLC Trust, Series 2010-RR11, Class 4A1, 2.88%, 03/27/47(j)(k)	5,482,174
6,250,000	BCAP LLC Trust, Series 2012-RR4, Class 8A4, 0.74%, 06/26/47(j)(k)	5,726,615
3,467,608	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 2.97%, 02/25/36(k)	2,902,857
1,078,648	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 3.02%, 08/25/35(k)	951,284
1,070,384	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.17%, 05/25/47(k)	964,572
3,307,762	Bear Stearns Alt-A Trust, Series 2006-2, Class 11A1, 0.97%, 04/25/36(k)	2,655,066
7,030,834	Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 0.85%, 11/25/36(k)	6,546,444
3,092,491	Bear Stearns Mortgage Funding Trust, Series 2006-SL4, Class A, 0.82%, 11/25/36(k)	7,024,359
3,078,576	Chase Mortgage Trust, Series 2016-1, Class M4, 3.75%, 04/25/45(j)(k)	2,931,671
612,541	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 3.00%, 05/25/35(k)	595,861
552,587	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A, 3.20%, 06/25/36(k)	526,430
6,015,796	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A1, 5.75%, 04/25/47(j)	4,680,500
842,407	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	774,657
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,983,104	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, 0.83%, 08/25/35(k)	$1,628,060
3,867,574	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.84%, 08/25/35(k)	2,842,535
5,524,952	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, 0.88%, 09/25/35(k)	4,746,303
2,623,735	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 2.74%, 12/25/35(k)	2,064,603
191,453	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, 1.51%, 12/25/35(k)	167,215
2,931,978	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A3, 0.98%, 05/25/35(k)	2,380,942
1,561,431	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	1,323,178
5,232,641	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, 0.88%, 05/25/36(k)	2,686,718
3,065,648	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	2,220,925
6,117,343	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	4,471,210
2,892,968	Countrywide Alternative Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	2,032,031
2,214,038	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, 0.88%, 06/25/36(k)	1,349,764
2,214,038	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, 6.60%, 06/25/36(k)	647,419
2,282,362	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/25/36	1,962,805
2,336,046	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, 0.93%, 03/25/36(k)	1,184,746
6,561,765	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	5,142,480
2,528,024	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	2,105,948
1,830,586	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	1,490,884

56

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,286,079	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	$1,806,166
5,227,302	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	4,129,942
357,198	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	332,572
1,013,403	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, 0.93%, 05/25/36(k)	752,279
5,685,012	Countrywide Alternative Loan Trust, Series 2006-7CB, Class 2A1, 6.50%, 05/25/36	4,021,313
4,461,137	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, 2.19%, 11/20/36(k)	2,641,812
9,604,041	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 1A1, 2.24%, 11/25/46(k)	7,755,575
5,665,544	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 2A1, 0.72%, 11/25/46(k)	4,613,094
6,715,420	Countrywide Alternative Loan Trust, Series 2006-OA14, Class 3A1, 1.36%, 11/25/46(k)	5,549,166
4,704,566	Countrywide Alternative Loan Trust, Series 2006-OA18, Class A1, 0.65%, 12/25/46(k)	4,074,654
6,884,398	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.72%, 03/20/47(k)	4,759,707
2,998,708	Countrywide Alternative Loan Trust, Series 2006-OA22, Class A1, 0.69%, 02/25/47(k)	2,509,769
1,726,314	Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A1, 0.74%, 05/25/36(k)	1,281,397
8,539,550	Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, 0.74%, 07/25/46(k)	6,238,456
14,595,667	Countrywide Alternative Loan Trust, Series 2006-OA8, Class 1A1, 0.72%, 07/25/46(k)	11,925,691
8,851,127	Countrywide Alternative Loan Trust, Series 2006-OC1, Class 1A1, 0.76%, 03/25/36(k)	7,334,575
6,490,586	Countrywide Alternative Loan Trust, Series 2006-OC3, Class 1A1, 0.71%, 04/25/46(k)	4,435,472
3,392,643	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A22, 5.75%, 06/25/37	2,540,799
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,417,220	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	$2,614,763
1,773,193	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	1,399,604
6,452,916	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	4,658,354
6,356,588	Countrywide Alternative Loan Trust, Series 2007-25, Class 1A3, 6.50%, 11/25/37	4,985,242
1,716,698	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	1,250,044
4,999,028	Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1B, 2.88%, 03/25/47(k)	4,717,865
2,270,828	Countrywide Alternative Loan Trust, Series 2007-J1, Class 3A4, STEP, 5.11%, 11/25/36	1,786,098
17,970,086	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 1A1, 1.35%, 03/25/47(k)	14,108,521
4,592,055	Countrywide Alternative Loan Trust, Series 2007-OA2, Class 2A1, 0.66%, 03/25/47(k)	3,314,673
2,738,438	Countrywide Alternative Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	2,219,489
3,869,968	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 2.61%, 01/25/36(k)	3,369,287
1,001,549	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	941,236
2,709,436	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A1, 2.72%, 03/20/36(k)	2,425,422
16,059,431	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.47%, 04/25/46(k)	8,730,948
5,097,536	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.73%, 04/25/46(k)	4,485,010
1,688,682	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AF1, 0.95%, 07/25/36(j)(k)	1,523,529

57

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,907,453	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/25/38	$3,289,167
289,188	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	266,357
3,920,666	Credit Suisse Mortgage Capital Certificates, Series 2006-9, Class 3A1, 6.00%, 11/25/36	3,611,576
674,047	Credit Suisse Mortgage Capital Certificates, Series 2010-20R, Class 9A1, 2.95%, 01/27/36(j)(k)	670,588
2,281,428	Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 2A1, 2.93%, 08/27/46(j)(k)	2,236,798
3,552,059	Credit Suisse Mortgage Trust Mortgage-Backed Trust, Series 2007-3, Class 1A1A, 5.84%, 04/25/37(k)	1,799,911
4,437,615	Credit Suisse Mortgage Trust, Series 2014-2R, Class 17A3, 12.40%, 04/27/37(j)(k)	3,390,138
7,000,000	Credit Suisse Mortgage Trust, Series 2015-4R, Class 1A4, 0.67%, 10/27/36(j)(k)	2,931,950
12,047,482	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A1, 0.70%, 03/27/36(j)(k)	5,808,657
6,157,187	Credit Suisse Mortgage Trust, Series 2015-6R, Class 5A1, 0.70%, 03/27/36(j)(k)	5,798,161
3,531,694	Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(j)	3,541,505
1,797,542	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Class 1A3B, 0.67%, 08/25/37(k)	1,606,018
3,196,574	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA2, Class A1, 1.28%, 04/25/47(k)	2,716,866
3,338,144	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.66%, 08/25/47(k)	2,664,301
1,835,000	Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2, 3.53%, 07/25/24(k)	1,837,559
3,223,880	Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 6.53%, 09/25/28(k)	3,527,505
1,142,941	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1, 3.50%, 11/19/35(k)	1,053,849
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,357,103	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 0.88%, 01/25/35(j)(k)	$5,476,869
2,319,050	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, 0.88%, 01/25/36(j)(k)	1,939,295
972,086	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.20%, 01/25/35(k)	978,641
1,627,695	GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.10%, 05/25/35(k)	1,557,160
365,339	GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36	340,740
843,676	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/25/21	810,657
1,391,801	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.13%, 01/25/36(k)	1,254,372
1,657,535	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	1,495,764
1,965,162	Homebanc Mortgage Trust, Series 2006-1, Class 2A1, 2.67%, 04/25/37(k)	1,548,982
57,466,254	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 8.23%, 07/25/47	4,937,073
6,438,197	IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 2A21, 3.24%, 01/25/37(k)	5,347,764
4,691,909	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A3A, 0.68%, 03/25/37(k)	4,495,135
4,959,433	JPMorgan Mortgage Trust, Series 2007-A5, Class 2A1, 1.48%, 10/25/37(k)	3,909,937
434,059	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3, 5.50%, 06/25/37	420,982
4,034,818	JPMorgan Resecuritization Trust, Series 2015-3, Class 2A1, 4.30%, 11/26/36(j)(k)	3,955,009
5,360,150	Lehman XS Trust, Series 2007-20N, Class A1, 1.67%, 12/25/37(k)	4,058,360
3,785,162	LSTAR Securities Investment Trust, Series 2015-2, Class A, 2.52%, 01/01/20(j)(k)	3,754,501
18,405,814	LSTAR Securities Investment Trust, Series 2016-2, Class A, 2.52%, 03/01/21(j)(k)	18,074,509

58

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,963,069	LSTAR Securities Investment Trust, Series 2016-3, Class A, 2.53%, 09/01/21(j)(k)	$2,919,549
3,325,787	Mastr Resecuritization Trust, Series 2008-3, Class A1, 0.96%, 08/25/37(j)(k)	2,353,759
3,380,282	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 3.00%, 05/25/36(k)	2,777,461
1,100,934	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF1, 6.25%, 10/25/36	916,560
11,134,901	Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.88%, 05/26/37(j)(k)	9,019,665
6,629,489	Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 3A, 0.68%, 07/26/45(k)	5,984,443
6,222,965	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(j)	5,779,047
2,710,773	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(j)	2,560,662
1,517,718	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	1,296,295
261,054	Residential Funding Mortgage Securities I, Series 2006-S11, Class A2, 6.00%, 11/25/36	243,261
6,414,708	Residential Funding Mortgage Securities I, Series 2006-SA2, Class 2A1, 4.02%, 08/25/36(k)	5,474,971
3,183,160	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.90%, 05/25/35(k)	2,610,543
3,604,465	Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class GA4B, 0.71%, 09/25/47(k)	3,075,596
5,136,271	Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 4A1, 0.75%, 05/25/46(k)	2,758,407
5,579,006	Structured Asset Securities Corp, Series 2005-RF3, Class 1A, 0.88%, 06/25/35(j)(k)	4,714,364
2,674,035	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 3A3, 3.04%, 04/25/37(k)	2,257,944
1,054,801	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 3.17%, 04/25/37(k)	831,473
3,479,690	Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, 5.75%, 06/25/47(k)	3,269,735
Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$5,000,000	VOLT LI LLC, Series 2016-NP11, Class A1, 3.50%, 10/25/46(j)	$5,000,000
174,879	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A1, 2.60%, 12/25/35(k)	163,684
3,329,450	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.19%, 10/25/46(k)	2,992,001
7,602,999	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 2A, 1.94%, 01/25/47(k)	7,078,451
5,508,307	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR3, Class A1A, 1.51%, 02/25/46(k)	5,042,040
2,120,486	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A2, 2.58%, 07/25/37(k)	1,722,485
4,751,505	WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1A, 1.28%, 05/25/47(k)	4,162,484
2,022,977	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A6, 5.50%, 11/25/35	1,847,983
5,362,725	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/25/36	2,397,640
2,386,635	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.47%, 08/25/46(k)	1,588,928
225,962	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 3A1, 2.99%, 07/25/36(k)	222,266
884,094	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 3.00%, 04/25/36(k)	857,924
		448,713,549
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
9,739,139	Bayview Commercial Asset Trust, Series 2007-4A, Class A1, 0.97%, 09/25/37(j)(k)	8,178,247
6,549,002	CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.77%, 12/15/27(j)(k)	6,490,071
890,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 01/10/48(j)(k)	599,626

59

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$940,000	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class D, 3.23%, 09/15/48(j)	$725,568
2,000,000	Commercial Mortgage Trust, Series 2014-PAT, Class E, 3.68%, 08/13/27(j)(k)	1,978,000
4,482,000	Commercial Mortgage Trust, Series 2014-PAT, Class F, 2.97%, 08/13/27(j)(k)	4,170,053
1,180,000	Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.80%, 08/10/48(k)	886,862
15,000,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.40%, 12/15/34(j)(k)	14,327,282
10,000,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 3.40%, 12/15/34(j)(k)	9,207,743
3,000,000	GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.42%, 07/15/31(j)(k)	3,003,898
700,000	GS Mortgage Securities Trust, Series 2014-GSFL, Class E, 6.47%, 07/15/31(j)(k)	693,227
3,881,000	Velocity Commercial Capital Loan Trust, Series 2016-1, Class M5, 7.77%, 04/25/46(j)(k)	3,803,385
2,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class D, 3.15%, 09/15/57(j)	1,326,359

		55,390,321
Total Non-Agency Mortgage-Backed Securities (Cost $490,773,803)		504,103,870
U.S. GOVERNMENT AGENCIES — 42.1%
Federal Home Loan Bank — 42.1%
66,500,000	0.25%, 11/01/16(o)	66,500,000
48,000,000	0.04%, 11/01/16(o)	48,000,000
88,000,000	0.26%, 11/03/16(o)	87,999,032
50,000,000	0.27%, 11/03/16(o)	49,999,450
17,000,000	0.29%, 11/03/16(o)	16,999,813
37,000,000	0.29%, 11/04/16(o)	36,999,371
24,000,000	0.24%, 11/08/16(o)	23,999,064
50,000,000	0.24%, 11/10/16(o)	49,997,500
76,000,000	0.23%, 11/14/16(o)	75,994,528
14,300,000	0.27%, 11/14/16(o)	14,298,970
7,000,000	0.22%, 11/14/16(o)	6,999,496
95,000,000	0.27%, 11/15/16(o)	94,992,590
65,000,000	0.26%, 11/15/16(o)	64,994,507
124,000,000	0.26%, 11/16/16(o)	123,989,708
113,000,000	0.29%, 11/16/16(o)	112,990,621
50,000,000	0.27%, 11/17/16(o)	49,995,550
Principal
Amount		Value
Federal Home Loan Bank (continued)
$50,000,000	0.28%, 11/17/16(o)	$49,995,550
26,800,000	0.24%, 11/17/16(o)	26,797,615
13,000,000	0.26%, 11/17/16(o)	12,998,527
5,000,000	0.27%, 11/17/16(o)	4,999,555
214,415,000	0.00%, 11/18/16(o)	214,388,710
39,500,000	0.26%, 11/18/16(o)	39,495,508
24,000,000	0.26%, 11/18/16(o)	23,997,744
125,000,000	0.27%, 11/21/16(o)	124,986,125
45,000,000	0.26%, 11/21/16(o)	44,995,005
10,000,000	0.25%, 11/21/16(o)	9,998,611
100,000,000	0.27%, 12/05/16(o)	99,980,200
100,000,000	0.29%, 12/05/16(o)	99,980,200
6,185,000	0.32%, 12/05/16(o)	6,183,775
100,000,000	0.27%, 12/06/16(o)	99,979,600
10,000,000	0.29%, 12/06/16(o)	9,997,960
25,000,000	0.30%, 12/07/16(o)	24,994,750
135,585,000	0.00%, 01/05/17(o)	135,506,632
14,415,000	0.31%, 01/05/17(o)	14,406,668
21,000,000	0.28%, 01/09/17(o)	20,987,127
65,000,000	0.32%, 10/02/17(o)	64,999,610
21,500,000	0.15%, 10/03/17(o)	21,499,764
65,000,000	0.26%, 10/04/17(o)	64,998,894
19,000,000	0.30%, 10/04/17(o)	18,999,677
100,000,000	0.30%, 10/09/17(o)	99,995,600
50,000,000	0.29%, 10/09/17(o)	49,997,800
100,000,000	0.30%, 10/14/17(o)	99,992,800
8,000,000	0.25%, 10/15/17(o)	7,999,376
11,400,000	0.28%, 10/16/17(o)	11,399,054
70,000,000	0.29%, 12/07/17(o)	69,985,300
Total U.S. Government Agencies (Cost $2,499,232,681)		2,499,287,937
U.S. GOVERNMENT SECURITIES — 2.8%
U.S. Treasury Bills — 2.8%
127,000,000	0.23%, 11/17/16(o)	126,989,967
42,500,000	0.29%, 01/12/17(o)	42,477,603
Total U.S. Government Securities (Cost $169,462,276)		169,467,570

Shares
CASH SWEEP — 2.9%
UNITED STATES — 2.9%
171,982,106	Citibank - US Dollars on Deposit in Custody Account, 0.02%(p)	171,982,106
Total Cash Sweep (Cost $171,982,106)		171,982,106

60

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

		Value
TOTAL INVESTMENTS — 99.8% (Cost $5,912,410,579)(a)		$5,923,004,377
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		11,048,813
NET ASSETS — 100.0%		$5,934,053,190

Shares
SECURITIES SOLD SHORT — (0.3)%
(14,400)	Continental Resources, Inc.	$(704,304)
(150,000)	Denbury Resources, Inc.	(358,500)
(85,000)	Freeport-McMoRan Copper & Gold, Inc.	(950,300)
(56,500)	Murphy Oil Corp.	(1,461,655)
(100,000)	Oasis Petroleum, Inc.	(1,049,000)
(30,000)	SM Energy Co.	(1,008,900)
(55,000)	Southwestern Energy Co.	(571,450)
(260,000)	Utilities Select Sector SPDR Fund	(12,851,800)
Total Securities Sold Short (Proceeds received $(17,084,707))		$(18,955,909)

Contracts
PUT OPTIONS WRITTEN — 0.0%
(500)	S&P 500 Index, Strike $2,060, Expires 11/04/16	(62,500)
(100)	S&P 500 Index, Strike $2,065, Expires 11/04/16	(15,000)
(11,000)	Energy Select Sector SPDR (ETF), Strike $60.00, Expires 12/16/16	(385,000)
Total Put Options Written (Premiums received $(2,311,191))		(462,500)

Contracts/
Notional
Amount ($)		Value
STRUCTURED OPTIONS — 1.8%
41,470	Apple, Inc., One purchased call strike 120.57, One written call strike 156.74, One written put strike 120.57 with a barrier level strike of 102.48, Expires 01/20/17, Broker Bank of America N.A.	(71,303)
11,809	DAXK Index, One purchased call strike 4,488.00, One written call strike 4,667.52, One written put strike 3,814.80 (4,456 contracts), Expires 03/16/17, Broker UBS AG(q)	1,709,517

Contracts/
Notional
Amount ($)		Value
3,904	DAXK Index, One purchased call strike 5,122.64, One written put strike 5,122.64 with a barrier level strike of 4,564.27, Expires 11/17/16, Broker JPMorgan Chase Bank N.A.	$447,840
1,186,441	Energy Select Sector SPDR Fund, One purchased call strike 59.00, One written call strike 61.36, One written put strike 53.10 (338,983 contracts), Expires 12/30/16, Broker Credit Suisse International(q)	2,479,342
1,064,506	Energy Select Sector SPDR Fund, One purchased call strike 62.94, One written call strike 65.4576, One written put strike 56.646 ( 317,763 contracts), Expires 01/20/17, Broker Goldman Sachs International(q)	1,886,069
$10,000,000	Euro STOXX 50 Index, One purchased call strike 2,595.70, Expires 01/19/18, Broker Citibank N.A.	1,954,630
5,505	Euro STOXX 50 Index, One purchased call strike 2,725,10, Expires 12/21/18, One written put strike 2,725.10 with a barrier level strike of 2,125.58, Expires 12/16/16, Broker Goldman Sachs International	2,379,874
$7,875,000	Euro STOXX 50 Index, One purchased call strike 2,797.2047, Expires 12/21/18, One written put strike 2,797.2047 with a barrier level strike of 2,041.959 ($7,500,000 notional amount), Expires 12/16/16, Broker JPMorgan Chase Bank N.A.(r)	1,087,743
5,339	Euro STOXX 50 Index, One purchased call strike 2,810.00, Expires 06/15/18, Broker Goldman Sachs International	1,898,548
20,727	Euro STOXX 50 Index, One purchased call strike 2,894.72, One written call strike 3,010.51, One written put strike 2,405.51 (10,364 contracts), One purchased put strike 2,894.72 with a barrier level strike of 2,605.25 (10,364 contracts), Expires 02/16/17, Broker Credit Suisse International(q)	1,680,178

61

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/
Notional
Amount ($)		Value
20,638	Euro STOXX 50 Index, One purchased call strike 2,907.21, One written call strike 3,023.50, One written put strike 2,442.06 (10,319 contracts), One purchased put strike 2,907.21 with a barrier level strike of 2,616.49 (10,319 contracts), Expires 02/16/17, Broker Credit Suisse International(q)	$1,651,384
10,194	Euro STOXX 50 Index, One purchased call strike 2,943.00, One written call strike 3,060.72, One purchased put strike 2,943.00 with a barrier level strike of 2,678.13 (5,097 contracts), One written put strike 2,462.9967 (5,097 contracts), Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	639,930
10,073	Euro STOXX 50 Index, One purchased call strike 2,978.40, One written call strike 3,097.54, One written put strike 2,431.86 (5,036 contracts), Expires 01/19/17, Broker Citibank N.A.(q)	661,560
11,500	Euro STOXX 50 Index, One purchased call strike 3,004.34, One written call strike 3,154.557, One purchased put strike 2,944.2532 (3,329 contracts), One purchased put strike 2,944.2532 with a barrier level strike of 2,613.776 (3,329 contracts), One written put strike 3,004.34 with a barrier level strike of 2,613.776 (6,657 contracts), Expires 12/15/16, Broker JPMorgan Chase Bank N.A.(q)	971,488
13,263	Euro STOXX 50 Index, One purchased call strike 3,016.00, One written call strike 3,136.64, One written put strike 2,563.30 (6,631 contracts), One purchased put strike 3,016.00 with a barrier level strike of 2,714.40 (6,631 contracts), Expires 01/19/17, Broker UBS AG(q)	985,834
Contracts/
Notional
Amount ($)		Value
3,295	Euro STOXX 50 Index, One purchased call strike 3,065.1884, One written put strike 3,034.84 with a barrier level strike of 2,053.9797, Expires 06/15/17, Broker BNP Paribas SA	$135,241
3,251	Euro STOXX 50 Index, One purchased call strike 3,075.57, One written put strike 3,075.57 with a barrier level strike of 2,251.9324, Expires 05/18/17, Broker BNP Paribas SA.	45,299
14,621	Euro STOXX 50 Index, One purchased call strike 3,077.68, One written call strike 3,200.7872, One purchased put strike 3,016.1264 (4,874 contracts), One written put strike 3,077.68 with a barrier level strike of 2,152.5294 (9,748 contracts), Expires 12/16/16, Broker BNP Paribas SA(q)	977,711
4,869	Euro STOXX 50 Index, One purchased call strike 3,080.5032, One written call strike 2,306.9278 on S&P 500 Index (7,152 contracts), One written put strike 2,097.2071 on S&P 500 Index with a barrier level strike of 1,721.8071 (7,152 contracts), Expires 06/15/17, Broker Goldman Sachs International(q)	87,761
27,951	Euro STOXX 50 Index, One purchased call strike 3,087.54, One written call strike 3,241.92, One written put strike 3,087.54 with a barrier level strike of 2,778.79 (6,478 contracts), Expires 12/15/16, Broker Credit Suisse International(q)	1,173,301
24,624	S&P 500 Index, One purchased call strike 1,845.775, One purchased put strike 1,809.225, One written put strike 1,827.50 with a barrier level strike of 1,388.90 (49,248 contracts), Expires 02/16/17, Broker BNP Paribas SA(q)	7,076,672

62

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
14,226	Euro STOXX 50 Index, One purchased call strike 3,163.15, One written call strike 3,289.676, One purchased put strike 3,099.887 (4,742 contracts), One written put strike 3,163.15 with a barrier level strike of 2,246.47 (9,484 contracts), Expires 01/19/17, Broker BNP Paribas SA(q)	$817,330
24,018	Euro STOXX 50 Index, One purchased call strike 3,394.61, One written call strike 3,529.05, One written put strike 3,361.00 with a barrier level strike of 2,688.80 (5,951 contracts) Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	(523,181)
5,823	Euro STOXX 50 Index, One purchased call strike 3,434.45, One written call strike 2,284.733 on S&P 500 Index (9,629 contracts), One written put strike 2,077.03 on S&P 500 Index with a barrier level strike of 1,729.13 (9,629 contracts) Expires 11/17/16, Broker JPMorgan Chase Bank N.A.(q)	(12,920)
330,472	Euro STOXX Banks Index, One purchased call strike 131.63, One written call strike 138.2115, One purchased put strike 128.9974 (75,971 contracts), One purchased put strike 128.9974 with a barrier level strike of 114.518 (75,971 contracts), One written put strike 131.63 with a barrier level strike of 114.518 (151,941 contracts), Expires 11/17/16, Broker JPMorgan Chase Bank N.A.(q)	(2,033,678)
130,762	Euro STOXX Banks Index, One purchased call strike 93.6054, One purchased put strike 90.8523, One written put strike 91.77 with a barrier level strike of 66.6709 (261,523 contracts), Expires 06/30/17, Broker BNP Paribas SA(q)	1,453,872
Contracts/ Notional Amount ($)		Value
2,312	FTSE 100 Index, One purchased call strike 6,487.90, One purchased put strike 6,358.1420, One written put strike 6,487.90 with a barrier level strike of 5,053.425(4,624 contracts), Expires 06/15/17, Broker BNP Paribas SA(q)	$1,041,466
1,681	FTSE 100 Index, One purchased call strike 5,950.01, One purchased put strike 5,831.01, One written put strike 5,950.01 with a barrier level strike of 5,051.56 (3,361 contracts), Expires 12/15/16, Broker Credit Suisse International(q)	1,663,759
3,267	FTSE 100 Index, One purchased call strike 6,122.48, One written put strike 6,122.48 with a barrier level strike of 4,916.35, Expires 11/17/16, Broker Credit Suisse International	2,669,933
1,543	FTSE 100 Index, One purchased call strike 6,547.83, One purchased put strike 6,353.34, One written put strike 6,483.00 with a barrier level strike of 4,860.95 (3,084.99 contracts), Expires 07/13/17, Broker UBS AG(q)	674,744
1,758	FTSE 100 Index, One purchased call strike 8,531.00, One purchased put strike 8,360.38, One written put strike 8,531.00 with a barrier level strike of 7,268.41 (3,517 contracts), Expires 02/28/17, Broker UBS AG(q)	445,043
1,976	FTSE 100 Index, One purchased call strike 9,159.13, One written call strike 55.2994 on Utilities SPDR ETF (397,834 contracts), One written put strike 2,117.55 on S&P 500 Index with a barrier level strike of 1,736.39 (9,445 contracts), Expires 06/15/17, Broker Credit Suisse International(q)	(465,745)
606	FTSE MIB Index, One purchased call strike 16,656.54, One purchased put strike 16,326.70, One written put strike 16,491.62 with a barrier level strike of 16,491.62 (1,213 contracts), Expires 10/19/17, Broker Citibank N.A.(q)	410,237

63

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
2,606	FTSE MIB Index, One purchased call strike 17,130.50, One written call strike 17,978.54, One written put strike 16,960.89 with a barrier level strike of 14,416.76 (590 contracts), Expires 10/19/17, Broker Credit Suisse International(q)	$61,662
3,436	FTSE MIB Index, One purchased call strike 17,461.47, One written call strike 18,159.93, One written put strike 14,842.25 (1,145 contracts), Expires 02/16/17, Broker Credit Suisse International(q)	944,802
398,359	HP, Inc., One purchased call strike 12.175, One written put strike 12.5515 with a barrier level strike of 10.9424, Expires 04/17/17, Broker JPMorgan Chase Bank N.A.	862,945
3,195	IBEX 35 Index, One purchased call strike 10,202.31, One written call strike 10,610.40, One written put strike 9,284.10 (980 contracts), Expires 12/15/16, Broker Credit Suisse International(q)	(329,785)
2,903	IBEX 35 Index, One purchased call strike 8,697.30, One written call strike 9,386.20, One written put strike 8,051.46, Expires 12/30/16, UBS AG	988,198
3,697	IBEX 35 Index, One purchased call strike 9,467.6932, One written call strike 9,846.4009, One purchased put strike 9,278.3393 (1,056 contracts), One written put strike 9,467.6932 with a barrier level strike 7,067.633 (2,112 contracts), Expires 01/19/17, Broker JPMorgan Chase Bank N.A.(q)	517,464
Contracts/ Notional Amount ($)		Value
10,558	IBEX 35 Index, One purchased call strike 9,944.62, One written call strike 10,342.4048, One purchased put strike 9,745.7276 (2,011 contracts), One purchased put strike 9,745.7276 with a barrier level strike 9,149.05 (2,011 contracts), One written put strike 9,944.62 with a barrier level level strike 9,149.05 (4,022 contracts), Expires 11/17/16, Broker JPMorgan Chase Bank N.A.(q)	$(42,835)
1,375,087	iShares China Large-Cap ETF, One purchased call strike 32.7252, One written call strike 34.0342, One written put strike 29.4527 (458,362 contracts), Expires 02/28/17, Broker Goldman Sachs International(q)	1,221,581
2,308,841	iShares China Large-Cap ETF, One purchased call strike 37.508, One written call strike 38.6332, One written put strike 37.508 with a barrier level strike of 33.007 (266,610 contracts), Expires 11/18/16, Broker Goldman Sachs International(q)	638,017
300,707	iShares China Large-Cap ETF, One purchased call strike 33.255, One purchased put strike 32.5899, One written put strike 33.255 with a barrier level strike of 25.4434 (601,413 contracts), Expires 02/17/17, Broker BNP Paribas SA(q)	1,132,859
1,673,390	iShares China Large-Cap ETF, One purchased call strike 33.465, One written call strike 34.8036, One written put strike 30.45315 (597,639 contracts), Expires 11/18/16, Broker BNP Paribas SA(q)	2,042,029
1,314,965	iShares China Large-Cap ETF, One purchased call strike 33.65, One written call strike 35.00, One written put strike 29.95 (445,751 contracts), Expires 01/20/17, Broker Bank of America N.A.(q)	1,195,961

64

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
1,273,565	iShares China Large-Cap ETF, One purchased call strike 33.7635, One written call strike 35.114, One written put strike 30.7248 (444,267 contracts), Expires 12/16/16, Broker Goldman Sachs International(q)	$1,363,481
303,575	iShares iBoxx $ High Yield Corporate Bond ETF, One purchased call strike 79.0579, with a barrier level strike of 90.5872, One purchased put strike 82.352 with a barrier level strike of 61.764, one written put strike 82.352 with a barrier level strike of 73.8697, Expires 04/13/17, Broker Goldman Sachs International	1,234,669
241,721	iShares iBoxx $ High Yield Corporate Bond ETF, One purchased call strike 80.2578 with a barrier level strike of 89.3592, One purchased put strike 82.74 with a barrier level strike of 62.055, One written put strike 82.74 with a barrier level strike of 73.0181, Expires 05/19/17, Broker JPMorgan Chase Bank N.A.	445,700
239,120	iShares iBoxx $ High Yield Corporate Bond ETF, One purchased call strike 81.9672 with a barrier level strike of 91.1676, One purchased put strike 83.64 with a barrier level strike of 62.73, One written put strike 83.64 with a barrier level strike of 74.9414, Expires 06/16/17, Broker JPMorgan Chase Bank N.A.	444,540
291,804	iShares iBoxx $ High Yield Corporate Bond ETF, One purchased call strike 83.10 with a barrier level strike of 94.24, One purchased put strike 85.67 with a barrier level strike of 64.26, One written put strike 85.67 with a barrier level strike of 77.11, Expires 12/16/16, Broker Bank of America N.A.	1,069,841
435,444	iShares MSCI EAFE Index Fund, One purchased call strike 57.99, One written put strike 55.12, Expires 11/8/16, UBS AG	142,754
Contracts/ Notional Amount ($)		Value
517,509	iShares MSCI EAFE Index Fund, One purchased call strike 58.5497, One written put strike 55.6512, Expires 11/07/16, Broker BNP Paribas SA	$36,066
511,059	iShares MSCI EAFE Index Fund, One purchased call strike 59.2886, One written put strike 55.76652, Expires 11/17/16, Broker BNP Paribas SA	(39,832)
244,763	iShares MSCI EAFE Index Fund, One purchased call strike 61.8966, One purchased call strike 61.8966 with a barrier level strike of 70.4764, One purchased put strike 60.671 with a barrier level strike of 52.0912, One written put strike 61.2838 with a barrier level strike of 51.4784, Expires 12/16/16, Broker Goldman Sachs International	(126,812)
243,273	iShares MSCI EAFE Index Fund, One purchased call strike 62.2756, One written call strike 62.2756 with a barrier level strike of 70.291, One purchased put strike 61.0424 with a barrier level strike of 49.327, One written put strike 61.659 with a barrier level strike of 53.952, Expires 01/20/17, Broker JPMorgan Chase Bank N.A.	153,585
584,812	iShares MSCI Emerging Markets ETF, One purchased call strike 34.199, One written put strike 34.199 with a barrier level strike of 26.9728, Expires 01/20/17, Broker BNP Paribas SA	1,693,372
1,719,346	iShares MSCI Emerging Markets ETF, One purchased call strike 34.897, One written call strike 36.2929, One purchased put strike 34.1991 (429,836 contracts), One written put strike 34.897 with a barrier level strike of 28.807 (859,673 contracts), Expires 01/20/17, Broker JPMorgan Chase Bank N.A.(q)	1,603,200

65

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
1,883,875	iShares MSCI Emerging Markets ETF, One purchased call strike 35.565, One written call strike 36.632, One written put strike 35.565 with a barrier level strike of 31.6529 (281,175 contracts), Expires 12/16/16, Broker Goldman Sachs International(q)	$1,329,656
135,469	iShares NASDAQ Biotechnology Index, One purchased call strike 272.19, One written call strike 298.87, One written put strike 266.85 with a barrier level strike of 242.83 (56,211 contracts), Expires 10/20/17, Broker Barclays Bank Plc(q)	(613,586)
171,356	iShares NASDAQ Biotechnology Index, One purchased call strike 275.30, One written call strike 307.37, One written put strike 267.28 with a barrier level strike of 240.55 (74,828 contracts), Expires 10/17/17, Broker Barclays Bank Plc(q)	(727,574)
120,352	MSCI Singapore Free Index, One purchased call strike 340.2515, One written call strike 357.2641, One written put strike 340.2515 with a barrier level strike of 313.0314 (44,085 contracts), Expires 11/30/16, Broker BNP Paribas SA(q)	(945,515)
3,695	Nikkei 225 Index, One purchased call strike 16,237.99, One written Call strike 16,887.5096,One written put strike 14,029.6234 (1,848 contracts), One purchased put strike 16,237.99 with a barrier level strike of 14,614.191 (1,848 contracts), Expires 12/15/16, Broker Goldman Sachs International(q)	2,029,259
14,844	OMX Stockholm 30 Index, One purchased call strike 1,360.8033, One purchased put strike 1,320.3834, One written put strike 1,347.3300 with a barrier level strike of 1,022.8929 (29,688 contracts), Expires 05/18/17, Broker JPMorgan Chase Bank N.A.(q)	1,435,680
Contracts/ Notional Amount ($)		Value
14,761	OMX Stockholm 30 Index, One purchased call strike 1,368.4692, One purchased put strike 1,327.8216, One written put strike 1,354.9200 with a barrier level strike of 1,038.5462 (29,522 contracts) Expires 06/15/17, Broker JPMorgan Chase Bank N.A.(q)	$1,261,540
816,327	PowerShares DB US Dollar Bullish ETF, One purchased put strike 24.50, One written put strike 81.81 on iShares iBoxx $ High Yield Corporate Bond ETF with a barrier level strike of 70.85 (244,469 contracts), Expires 12/30/16, Broker UBS AG(q)	4,010
20,814	Russell 2000 Index, One purchased call strike 1,057.00, One written call strike 1,109.85, One purchased put strike 1,035.86 (9,461 contracts), One written put strike 1,057.00 with a barrier level strike of 724.05 (18,921 contracts), Expires 01/19/17, Broker UBS AG(q)	987,852
36,000	Russell 2000 Index, One purchased call strike 1,111.1032, One written call strike 1,155.5473, One purchased put strike 1,111.1032 with a barrier level strike of 888.8826 (13,500 contracts), One written put strike 1,111.1032 with a barrier level strike of 795.5499 (13,500 contracts), Expires 12/30/16, Broker Goldman Sachs International(q)	1,316,286
17,512	Russell 2000 Index, One purchased call strike 1,142.07, One written call strike 1,210.5942, One purchased put strike 1,119.2286 (8,756 contracts), One written put strike 1,142.07 with a barrier level strike of 788.83, Expires 02/16/17, Broker BNP Paribas SA(q)	804,703

66

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
26,034	Russell 2000 Index, One purchased call strike 1,152.354, One written call strike 1,198.448, One purchased put strike 1,152.354 with a barrier level strike of 921.883 (8,678 contracts), One written put strike 1,152.354 with a barrier level strike of 830.847 (8,678 contracts), Expires 12/30/16, Broker BNP Paribas SA(q)	$849,660
25,828	Russell 2000 Index, One purchased call strike 1,161.5407, One written call strike 1,231.2331, One purchased put strike 1,138.3099 (12,914 contracts), One written put strike 1,161.5407 with a barrier level strike of 831.0823, Expires 01/19/17, Broker Goldman Sachs International(q)	1,135,346
17,191	Russell 2000 Index, One purchased call strike 1,163.41, One written call strike 1,233.2146, One purchased put strike 1,140.1418 (8,595 contracts), One written put strike 1,163.41 with a barrier level strike of 944.69, Expires 01/19/17, Broker BNP Paribas SA(q)	665,034
15,930	S&P 500 Index, One purchased call strike 1,883.20, One written call strike 1,958.528, One purchased put strike 1,845.536 with a barrier level strike of 1,421.816 (5,310 contracts), One written put strike 1,883.20 with a barrier level strike of 1,421.816 (5,310 contracts), Expires 01/19/17, Broker BNP Paribas SA(q)	1,030,959
15,784	S&P 500 Index, One purchased call strike 1,900.63, One written call strike 1,976.65, One written put strike 1,680.15 (7,892 contracts), One purchased put strike 1,900.63 with a barrier level strike of 1,615.53 (7,892 contracts), Expires 01/19/17, Broker Bank of America N.A.(q)	1,070,100
Contracts/ Notional Amount ($)		Value
25,215	S&P 500 Index, One purchased call strike 1,982.94, One written call strike 2,062.2576, One purchased put strike 1,963.1106 (10,086 contracts), One written put strike 1,982.94 with a barrier level strike of 1,504.06 (20,172 contracts), Expires 03/16/17, Broker BNP Paribas SA(q)	$1,356,643
7,042	S&P 500 Index, One purchased call strike 2,151.41, One purchased put strike 2,023.60, One written put strike 2,151.41 with a barrier level strike of 1,541.56 (14,084 contracts), Expires 01/19/17, Broker Bank of America N.A.(q)	323,541
15,990	S&P 500 Index, One purchased call strike 1,876.15, One written call strike 1,951.196, One written put strike 1,651.012 (7,995 contracts), Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	1,010,925
10,598	S&P 500 Index, One purchased call strike 1,887.14, One written call strike 1,962.63, One purchased put strike 1,887.14 with a barrier level strike of 1,698.42 (5,299 contracts), One written put strike 1,715.41 (5,299 contracts), Expires 12/30/16, Broker Citibank N.A.(q)	727,750
21,117	S&P 500 Index, One purchased call strike 1,894.225, One written call strike 1,969.994, One purchased put strike 1,894.225 with a barrier level strike of 1,704.80 (10,558 contracts), One written put strike 1,682.0718 (10,558 contracts), Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	1,367,560
14,711	S&P 500 Index, One purchased call strike 1,903.32, One written call strike 1,979.45, One purchased put strike 1,865.25 (5,254 contracts), One written put strike 1,903.32 with a barrier level strike of 1,414.17 (10,508 contracts), Expires 01/19/17, Broker UBS AG(q)	1,026,922

67

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
14,439	S&P 500 Index, One purchased call strike 1,904.63, One purchased put strike 1,866.54 (5,250 contracts), One written call strike 1,980.82, One written put strike 1,904.63 with a barrier level strike of 1,366.57 (10,501 contracts), Expires 02/16/17, Broker UBS AG(q)	$1,002,819
5,286	S&P 500 Index, One purchased call strike 1,910.67, One purchased put strike 1,853.92, One written put strike 1,891.75 with a barrier level strike of 1,453.81 (10,572 contracts), Expires 01/19/17, Broker Credit Suisse International(q)	1,198,008
26,034	S&P 500 Index, One purchased call strike 1,920.55, One written call strike 1,997.372, One written put strike 1,630.739 (13,017 contracts), Expires 03/16/17, Broker Goldman Sachs International(q)	1,524,091
19,521	S&P 500 Index, One purchased call strike 1,921.05, One purchased put strike 1,901.84 (7,808 contracts), One written call strike 1,997.89, One written put strike 1,921.05 with a barrier level strike of 1,315.92 (15,616 contracts), Expires 03/16/17, Broker UBS AG(q)	1,383,905
31,217	S&P 500 Index, One purchased call strike 1,922.00, One written call strike 1,998.88, One purchased put strike 1,883.56 (10,406 contracts), One written put strike 1,922.00 with a barrier level strike of 1,441.50 (20,812 contracts), Expires 12/30/16, Broker UBS AG(q)	2,180,664
77,817	S&P 500 Index, One purchased call strike 1,927.60, One written call strike 2,004.70, One purchased put strike 1,908.32 (25,939 contracts), One written put strike 1,927.60 with a barrier level strike of 1,515.09 (51,878 contracts), Expires 12/30/16, Broker UBS AG(q)	5,438,727
Contracts/ Notional Amount ($)		Value
20,666	S&P 500 Index, One purchased call strike 1,935.50, One written call strike 2,012.92, One purchased put strike 1,935.50 with a barrier level strike of 1,741.95 (10,333 contracts), One written put strike 1,766.14 (10,333 contracts), Expires 01/19/17, Broker Citibank N.A.(q)	$1,352,460
12,869	S&P 500 Index, One purchased call strike 1,942.62, One purchased put strike 1,903.77, One written call strike 2,020.32, One written put strike 1,942.62 with a barrier level strike of 1,683.28 (25,738 contracts), Expires 02/28/17, Broker UBS AG(q)	1,509,396
5,174	S&P 500 Index, One purchased call strike 1,952.23, One purchased put strike 1,894.24, One written put strike 1,932.90 with a barrier level strike of 1,454.51 (10,347 contracts), Expires 01/19/17, Broker UBS AG(q)	1,024,161
12,595	S&P 500 Index, One purchased call strike 1,984.95, One written call strike 2,064.35, One purchased put strike 1,965.10 (5,038 contracts), One written put strike 1,984.95 with a barrier level strike of 1,496.65 (10,076 contracts), Expires 03/16/17, Broker UBS AG(q)	781,607
20,074	S&P 500 Index, One purchased call strike 1,992.68, One written call strike 2,072.39, One purchased put strike 1,952.83 (7,528 contracts), One written put strike 1,992.68 with a barrier level strike of 1,522.41 (15,055 contracts), Expires 12/30/16, Broker Citibank N.A.(q)	1,302,210
22,533	S&P 500 Index, One purchased call strike 1,997.0343, One written call strike 2,076.9157, One purchased put strike 1,957.0936 (7,511 contracts), One written put strike 1,997.0343 with a barrier level strike of 1,531.7253 (15,022 contracts), Expires 02/16/17, Broker Goldman Sachs International(q)	1,344,467

68

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
5,054	S&P 500 Index, One purchased call strike 1,998.49, One purchased put strike 1,939.13, One written put strike 1,978.70 with a barrier level strike of 1,691.79 (10,108 contracts), Expires 12/15/16, Broker Credit Suisse International(q)	$699,895
14,957	S&P 500 Index, One purchased call strike 2,005.80, One written call strike 2,086.03, One purchased put strike 1,965.68 (4,986 contracts), One written put strike 2,005.80 with a barrier level strike of 1,534.44 (9,971 contracts), Expires 01/31/17, Broker Credit Suisse International(q)	925,409
14,849	S&P 500 Index, One purchased call strike 2,020.28, One written call strike 2,101.09, One purchased put strike 1,979.87 (4,950 contracts), One written put strike 2,020.28 with a barrier level strike of 1,543.49 (9,900 contracts), Expires 01/19/17, Broker Credit Suisse International(q)	923,488
12,276	S&P 500 Index, One purchased call strike 2,036.54, One written call strike 2,118.00, One purchased put strike 1,995.81 (4,910 contracts), One written put strike 2,036.54 with a barrier level strike of 1,520.277 (9,821 contracts), Expires 01/19/17, Broker Citibank N.A.(q)	728,910
14,678	S&P 500 Index, One purchased call strike 2,043.83, One written call strike 2,125.5832, One purchased put strike 2,002.9534 (4,893 contracts), One written put strike 2,043.83 with a barrier level strike of 1,563.53 (9,786 contracts), Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	801,010
Contracts/ Notional Amount ($)		Value
7,331	S&P 500 Index, One purchased call strike 2,046.0802, One written call strike 2,127.9234, One purchased put strike 2,005.1586 (2,444 contracts), One written put strike 2,046.0802 with a barrier level strike of 1,555.021 (4,887 contracts), Expires 02/16/17, Broker Goldman Sachs International(q)	$409,911
22,726	S&P 500 Index, One purchased call strike 2,048.36, One written call strike 2,130.29, One purchased put strike 2,027.88 (9,763 contracts), One written put strike 2,048.36 with a barrier level strike of 1,556.75 (19,528 contracts), Expires 04/13/17, Broker UBS AG(q)	1,096,632
29,259	S&P 500 Index, One purchased call strike 2,050.62, One written call strike 2,132.64, One purchased put strike 2,009.61 (9,753 contracts), One written put strike 2,050.62 with a barrier level strike of 1,611.79 (19,506 contracts), Expires 01/19/17, Broker Credit Suisse International(q)	1,668,986
14,196	S&P 500 Index, One purchased call strike 2,113.31, One written call strike 2,197.8424, One purchased put strike 2,071.0438 (4,732 contracts), One written put strike 2,113.31 with a barrier level strike of 1,669.51 (9,464 contracts), Expires 01/19/17, Broker JPMorgan Chase Bank N.A.(q)	622,140
18,993	S&P 500 Index, One purchased call strike 2,148.12, One written put strike 1,895.40, Expires 12/15/16, Broker Citibank N.A.	397,000
16,452	S&P 500 Index, One purchased call strike 2,148.735, One written put strike 2,042.362, Expires 11/30/16, Broker Goldman Sachs International	91,192
11,729	S&P 500 Index, One purchased call strike 2,152.82, One written put strike 2,046.24, Expires 11/08/16, Broker BNP Paribas SA	41,199

69

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/ Notional Amount ($)		Value
14,019	S&P 500 Index, One purchased call strike 2,161.34, One written put strike 2,054.34, Expires 11/07/16, Broker BNP Paribas SA	$5,280
7,005	S&P 500 Index, One purchased call strike 2,162.75, One purchased put strike 2,119.93, One written call strike 2,141.34 with a barrier level strike of 1,724.85 (14,010 contracts), Expires 11/16/17, Broker Bank of America N.A.(q)	(117,110)
27,989	S&P 500 Index, One purchased call strike 2,165.14, One written put strike 2,057.96, Expires 11/17/16, Broker Credit Suisse International	(89,937)
28,117	S&P 500 Index, One purchased call strike 2,176.61, One written put strike 1,920.54, Expires 12/30/16, Broker Credit Suisse International	265,362
9,282	S&P 500 Index, One purchased call strike 2,197.787, One written put strike 1,939.224, Expires 12/30/16, Citibank N.A.	(11,521)
18,301	S&P 500 Index, One purchased call strike 2,229.42, One written put strike 2,163.85, with a barrier level strike of 2,185.71, Expires 08/17/17, Broker Credit Suisse International	(685,109)
22,390	S&P 500 Index, One purchased call strike 2,250.99, One written put strike 2,143.80 with a barrier level strike of 1,972.30, Expires 01/19/17, Broker Credit Suisse International	(99,360)
186,632	S&P 500 Index, One purchased call strike price 2,250.43, One written put strike 2,036.10, (23,303 contracts), Expires 11/17/16, Broker Barclays Bank Plc(q)	(212,294)
7,817	S&P 500 Index, One purchased put strike 2,014.95 with a barrier level strike of 1,343.30, One written put strike 46.49 on Utilities Sector SPDR Fund with a barrier level strike of 31.38 (322,650 contracts), Expires 12/30/16, Broker UBS AG(q)	170,273
Contracts/ Notional Amount ($)		Value
10,289	S&P 500 Index, One purchased put strike 2,021.50 with a barrier level strike 1,360.625, One written put strike 46.7161 on Utilities Sector SPDR Fund with a barrier level strike of 31.6502 (428,118 contracts), Expires 12/30/16, Broker JPMorgan Chase Bank N.A.(q)	$185,424
10,279	S&P 500 Index, One purchased put strike 2,093.49 with a barrier level strike of 1,361.93, One written put strike 43.41 on Utilities Select Sector SPDR Fund with a barrier level strike of 34.73 (460,713 contracts), Expires 12/15/16, Broker Bank of America N.A.(q)	331,880
5,968	S&P 500 Index, One purchased put strike 2,136.3186 with a barrier level strike of 1,466.101, One written put strike 47.00 on Utilities Select Sector SPDR Fund with a barrier level strike of 34.6625 (265,957 contracts), Expires 02/16/17, Broker JPMorgan Chase Bank N.A.(q)	295,500
1,904,762	Select Sector Financial SPDR Fund, One purchased call strike 21.00, One written call strike 21.84, One written put strike 18.38 (952,381 contracts), One purchased put strike 21.00 with a barrier level strike of 18.90 (952,381 contracts), Expires 12/30/16, Broker Credit Suisse International(q)	1,487,577
251,693	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 158.924, One written call strike 165.281, One written put strike 131.589 (125,847 contracts), Expires 03/16/17, Broker Citibank N.A.(q)	1,323,480

70

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/
Notional
Amount ($)		Value
249,763	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 160.152 (249,763 contracts), One written call strike 166.5581(249,763 contracts),One written put strike 138.9319 (124,881 contracts), One purchased put strike 160.152 with a barrier level strike of 144.1368 (124,881 contracts), Expires 03/16/17, Broker Goldman Sachs International(q)	$1,341,763
236,499	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 169.134, One written call strike 175.8994, One purchased put strike 165.7513 (88,687 contracts), One written put strike 169.134 with a barrier level strike of 131.4509 (177,374 contracts), Expires 12/30/16, Broker Goldman Sachs International(q)	1,256,412
87,499	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 173.1443, One purchased put strike 168.0014, One written put strike 171.43 with a barrier level strike of 146.95 (174,999 contracts), Expires 01/19/17, Broker BNP Paribas SA(q)	832,049
85,885	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 176.3994, One purchased put strike 171.1598, One written put strike 174.6529 with a barrier level strike of 134.832 (171,769 contracts), Expires 01/31/17, Broker JPMorgan Chase Bank N.A.(q)	690,420
165,237	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 183.373, One written put strike 174.2951, Expires 11/18/16, Broker Goldman Sachs International	41,813
84,803	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 185.724, One written put strike 168.036, Expires 11/18/16, Broker BNP Paribas SA	27,201
Contracts/
Notional
Amount ($)		Value
398,443	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 187.1035, One written put strike 169.2841 (168,356 contracts), Expires 12/16/16, Broker Goldman Sachs International(q)	$87,188
214,777	SPDR Dow Jones Industrial Average ETF Trust, One purchased call strike 188.1019, One written put strike 176.9275, Expires 11/17/16, Broker Goldman Sachs International	(264,329)
109,750	SPDR Dow Jones Industrial Average ETF Trust, One written put strike 164.0088, One purchased call strike 185.8766, Expires 12/30/16, Broker Goldman Sachs International	53,119
84,731	SPDR Gold Shares, One written call strike 118.02, with a barrier level strike of 171.129, One written put strike 118.02 with a barrier level strike of 94.416, One purchased put strike 1,919.051 on S&P 500 Index (10,196 contracts), One written put strike 1,727.1459 on S&P 500 Index (10,196 contracts), One purchase call strike 1,919.051 on S&P 500 Index with a barrier level strike of 2,206.9087 (5,211 contracts), Expires 12/15/16, Broker JPMorgan Chase Bank N.A.(q)	495,238
234,894	SPDR Gold Shares, One purchased call strike 128.9942, One written call strike 143.043, One written put strike 121.7271, Expires 01/19/17, Broker Goldman Sachs International	(482,781)
357,173	SPDR Gold Shares, One purchased call strike 127.25, One written call strike 138.59, One written put strike 120.35, Expires 12/15/16, Broker Bank of America N.A.	(348,887)
115,884	SPDR Gold Shares, One purchased call strike 130.73, Expires 02/17/17, Broker UBS AG	(403,889)

71

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/
Notional
Amount ($)		Value
351,153	SPDR S&P 500 ETF Trust, One purchased call strike 220.6401, One written put strike 199.6268 (142,766 contracts), Expires 12/16/16, Broker Goldman Sachs International(q)	$(32,477)
348,755	SPDR S&P 500 ETF Trust, One purchased call strike 221.29, One written put strike 200.21 (142,349 contracts), Expires 12/16/16, Broker Bank of America N.A.(q)	(81,784)
115,644	SPDR S&P 500 ETF Trust, One purchased call strike 216.1800, One written put strike 45.5712 (526,648 contracts) on Utilities SPDR ETF, One written call strike 49.3688 (526,648 contracts) on Utilities SPDR ETF Expires 11/18/16, Broker JPMorgan Chase Bank N.A.(q)	(280,550)
833,004	SPDR S&P Regional Banking ETF, One purchased call strike 36.9746, One written call strike 38.4536, One written put strike 33.2771 (270,456 contracts), Expires 12/30/16, Broker BNP Paribas SA(q)	1,118,125
1,252	Swiss Market Index, One purchased call strike 7,987.08, One purchased put strike 7,749.84, One written put strike 7,908.00, with a barrier level strike of 6,073.34 (2,504.04 contracts), Expires 07/13/17, Broker UBS AG(q)	74,863
2,501	Swiss Market Index, One purchased call strike 8,075.3631, One purchased put strike 7,835.5008, One written put strike 7,995.4090 with a barrier level strike of 6,228.42 (5,003 contracts), Expires 10/19/17, Broker JPMorgan Chase Bank N.A.(q)	(352,560)
1,247	Swiss Market Index, One purchased call strike 8,098.84, One purchased put strike 7,858.28, One written put strike 8,018.66, with a barrier level strike of 6,194.41 (2,494 contracts), Expires 07/13/17, Broker JPMorgan Chase Bank N.A.(q)	(3,740)
Contracts/
Notional
Amount ($)		Value
1,232	Swiss Market Index, One purchased call strike 8,196.15, One purchased put strike 7,952.70, One written put strike 8,115.00 with a barrier level strike of 6,255.85 (2,464.57 contracts), Expires 08/17/17, Broker UBS AG(q)	$(135,340)
3,702	Taiwan Stock Exchange Weighted Index, One purchased call strike 8,105.00, One written call strike 8,429.20, One purchased put strike 8,105.00 with a barrier level strike of 6,808.20 (1,234 contracts), One written put strike 8,105.00 with a barrier level strike of 6,078.75 (1,234 contracts), Expires 12/21/16, Broker Goldman Sachs International(q)	1,160,979
195,752	Teradata Corp., One purchased call strike 25.5425, One written call strike 33.2053, One written put strike 25.5425 with a barrier level strike of 19.2718, Expires 01/20/17, Broker JPMorgan Chase Bank N.A.	407,685
41,564	Tokyo Stock Exchange Tokyo Price Index , One purchased call strike 1,299.2, One written call strike 1,351.168, One written put strike 1,169.28 (15,394 contracts), Expires 12/30/16, Broker Goldman Sachs International(q)	1,676,069
3,201,191	Tokyo Stock Exchange Tokyo Price Index, One purchased call strike 1,338.75, One written call strike 1,392.3017, One written put strike 1,245.0391 (1,200,447 contracts), Expires 03/10/17, Broker Goldman Sachs International(q)	790,998
$10,000,000	USD/BRL foreign exchange rate, One purchased call strike 3.14, One written put strike 3.6308, Expires 03/31/17, Broker Goldman Sachs International	19,434
$100,000	USD/BRL foreign exchange rate, One purchased call strike 3.16, One purchased put strike 3.1900, One written put strike 3.4600, Expires 04/13/17, Broker Goldman Sachs International	8,015

72

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Contracts/
Notional
Amount ($)		Value
$10,000,000	USD/BRL foreign exchange rate, One purchased call strike 3.2150, One written put strike 3.4370, Expires 12/30/16, Broker Bank of America N.A.	$95,187
$15,000,000	USD/BRL foreign exchange rate, One purchased put strike 3.140, One purchased call strike 3.170, One written call strike 3.4770, Expires 03/31/17, Broker JPMorgan Chase Bank N.A.	(91,710)
$10,000,000	USD/BRL foreign exchange rate, One purchased put strike 3.21, One written call strike 3.6355, Expires 02/24/17, Broker Goldman Sachs International	150,986
$10,000,000	USD/BRL foreign exchange rate, One purchased put strike 3.23, One written call strike 3.5698, Expires 01/31/17, Broker Goldman Sachs International	191,345
$100,000,000	USD/CNY (Offshore) foreign exchange rate, One purchased call strike 6.70, One written call strike 7.10, Expires 03/10/17, Broker Bank of America N.A.	2,303,935
$100,000,000	USD/CNY (Offshore) foreign exchange rate, One purchased call strike 7.00, One written call strike 7.40, Expires 02/03/17, Broker JPMorgan Chase Bank N.A.	332,600
$35,000,000	USD/MXN foreign exchange rate, One purchased put strike 16.45, One written call strike 18.361, Expires 12/15/16, Broker Bank of America N.A.	(1,633,123)
$15,000,000	USD/MXN foreign exchange rate, One purchased put strike 16.65, One written call strike 17.87, Expires 01/30/17, Broker Bank of America N.A.	(1,086,619)
$15,000,000	USD/MXN foreign exchange rate, One purchased put strike 17.15, One written call strike 19.1102, Expires 04/17/17, Broker Goldman Sachs International	(593,329)
$10,000,000	USD/MXN foreign exchange rate, One purchased put strike 17.20, One written call strike 18.9201, Expires 05/02/17, Broker Goldman Sachs International	(452,945)
Contracts/
Notional
Amount ($)		Value
$10,000,000	USD/MXN foreign exchange rate, One purchased put strike 17.30, One written call strike 19.2902, Expires 05/19/17, Broker Goldman Sachs International	$(382,529)
$15,000,000	USD/MXN foreign exchange rate, One purchased put strike 19.45, One written call strike 21.915, Expires 10/23/17, Broker JPMorgan Chase Bank N.A.	304,725
$10,000,000	USD/MXN foreign exchange rate, One written call strike 21.5100, One purchased put strike 18.7500, Expires 10/19/17, Broker JPMorgan Chase Bank N.A.	(6,906)
1,517,953	WisdomTree Japan Hedged Equity Fund, One purchased call strike 51.8989, One written call strike 53.9543, One written put strike 51.385 with a barrier level strike of 47.7881 (291,914 contracts), Expires 11/18/16, Broker Goldman Sachs International(q)	(967,835)
948,890	WisdomTree Japan Hedged Equity Fund, One purchased call strike 54.8219, One written call strike 56.9718, One written put strike 53.747 with a barrier level strike of 49.4472 (186,057 contracts), Expires 12/15/16, Broker Goldman Sachs International(q)	(1,096,975)
Total Structured Options (Premiums received $5,722,394)		$106,759,265

73

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

FUTURES CONTRACTS: SHORT POSITION

Contracts		Unrealized Appreciation/ (Depreciation)
30	Intercontinental Exchange Coffee, December 2016	$(133,650)
150	London Metal Exchange Aluminum, December 2016	(598,125)
100	London Metal Exchange Copper, December 2016	321,250
198	London Metal Exchange Nickel, December 2016	(1,489,182)
40	London Metal Exchange Zinc, December 2016	(138,430)
134	Intercontinental Exchange Frozen Concentrated Orange Juice, January 2017	(60,127)
25	Intercontinental Exchange Cotton No.2, March 2017	(21,310)
	Net unrealized depreciation	$(2,119,574)

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Appreciation/ (Depreciation)
25	COMEX Gold, December 2016,	$(220,090)
100	London Metal Exchange Copper, December 2016	(222,500)
198	London Metal Exchange Nickel, December 2016	2,042,635
120	Minneapolis Grain Exchange Red Spring Wheat, December 2016	61,475
100	Chicago Board of Trade Hard Red Winter Wheat, July 2017	(132,513)
2,500	Chicago Board of Trade, 5 Year U.S. Treasury Note, December 2016	(1,494,841)
725	Chicago Board of Exchange Volatility Index, December 2016	(281,045)
	Net unrealized depreciation	$(246,879)

Unrealized Appreciation/ (Depreciation)
SWAP AGREEMENTS (PURCHASED)
Commodity Index Swap Agreement with Cargill, Inc. based on a basket of commodity Indexes, paying a fixed amount and paying the closing settlement price if over the target value of the basket and receiving the closing settlement price if under the target value of the basket on a monthly basis until the termination date, expiring 12/31/16 (Underlying notional amount $2,816,703)(s)	$(151,106)
Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on a basket of commodity Indexes, paying a fixed amount and paying the closing settlement price if over the target value of the basket and receiving the closing settlement price if under the target value of the basket on the termination date, expiring 12/31/16 (Underlying notional amount $537,874)(t)	$531,030
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 01/31/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 02/28/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 03/31/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 04/30/18 (Underlying notional amount $281,250)	(13,950)

74

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 05/31/18 (Underlying notional amount $281,250)	$(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 06/30/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 07/31/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 08/31/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 09/30/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 10/31/18 (Underlying notional amount $281,250)	(13,950)
Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/16 (Underlying notional amount $261,000)	$39,000
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/16 (Underlying notional amount $261,000)	6,000
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/18 (Underlying notional amount $281,250)	(13,950)
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX April 2017 Iron Ore on the termination date, expiring 04/30/17 (Underlying notional amount $116,250)	25,375
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX August 2017 Iron Ore on the termination date, expiring 08/31/17 (Underlying notional amount $116,250)	16,875

75

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX December 2017 Iron Ore on the termination date, expiring 12/31/17 (Underlying notional amount $116,250)	$10,150
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX February 2017 Iron Ore on the termination date, expiring 02/28/17 (Underlying notional amount $116,250)	32,100
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX January 2017 Iron Ore on the termination date, expiring 01/31/17 (Underlying notional amount $116,250)	35,050
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX July 2017 Iron Ore on the termination date, expiring 07/31/17 (Underlying notional amount $116,250)	18,125
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX June 2017 Iron Ore on the termination date, expiring 06/30/17 (Underlying notional amount $116,250)	21,700
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX March 2017 Iron Ore on the termination date, expiring 03/31/17 (Underlying notional amount $116,250)	29,275
Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX May 2017 Iron Ore on the termination date, expiring 05/31/17 (Underlying notional amount $116,250)	$23,550
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX November 2017 Iron Ore on the termination date, expiring 11/30/17 (Underlying notional amount $116,250)	11,225
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX October 2017 Iron Ore on the termination date, expiring 10/31/17 (Underlying notional amount $116,250)	12,350
Commodity Index Swap Agreement with Cargill, Inc. based on the Singapore Exchange (“SGX”) Steel Index, paying a fixed amount per metric ton and receiving the closing settlement price of SGX September 2017 Iron Ore on the termination date, expiring 09/30/17 (Underlying notional amount $116,250)	15,625
Commodity Index Swap Agreement with Macquarie Bank Ltd. based on the Macquarie Commodity Spread 201E Index, paying a fixed amount when Soybean Index lower than initial index level of 106.0047 and receiving an amount when Soybean Index greater than initial index level of 106.0047, expiring 12/07/16 (Underlying notional amount $6,360,282)	14,892

76

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Macquarie Bank Ltd. based on the Macquarie Commodity Spread 203E Index, paying a fixed amount when Soybean Index lower than initial index level of 165.3420 and receiving an amount when Soybean Index greater than initial index level of 165.3420, expiring 12/06/17 (Underlying notional amount $496,026)	$(33,083)
Conditional Variance Swap with BNP Paribas SA receiving variance of the Hang Seng China Enterprises (“HSCEI”) Index over the volatility strike price of 23.70 with a knockout level of 130% of initial index level and the S&P 500 Index over the volatility strike price of 19.70 and paying variance of the HSCEI Index under the volatility strike price of 23.70 with a knockout level of 130% of initial index level and the S&P 500 Index under the volatility strike price of 19.70, expiring 12/28/18 (Underlying vega amount $500,000)	837,092
Conditional Variance Swap with BNP Paribas SA receiving variance of the Nikkei 225 Index over the volatility strike price of 20.60 with a knockout level of 120% of initial index level and the S&P 500 Index over the volatility strike price of 23.00 and paying variance of the Nikkei 225 Index under the volatility strike price of 20.60 with a knockout level of 120% of initial index level and the S&P 500 Index under the volatility strike price of 23.00, expiring 12/21/18 (Underlying vega amount $200,000)	531,408
Equity swap with Goldman Sachs International, receiving total return of the Goldman Sachs Volatility Carry U.S. Series 30 Index over the initial equity level of 130.7558 and paying a variable payment based on 3-month LIBOR, expiring 10/05/17 (Underlying notional amount $100,000,000)	881,616
$2,740,849
Unrealized Appreciation/ (Depreciation)
SWAP AGREEMENTS (WRITTEN)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 01/31/18 (Underlying notional amount $86,500)	$(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 02/28/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 03/31/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 04/30/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 05/31/18 (Underlying notional amount $86,500)	(2,600)

77

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 06/30/18 (Underlying notional amount $86,500)	$(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 08/31/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 09/30/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 10/31/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/18 (Underlying notional amount $86,500)	(2,600)
Unrealized Appreciation/ (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/16 (Underlying notional amount $209,500)	$(90,500)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/30/16 (Underlying notional amount $209,500)	(57,500)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) receiving a fixed amount per day and paying the arithmetic average of the rates for BCI Routes expiring 07/31/18 (Underlying notional amount $86,500)	(2,600)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cocoa-London Index, receiving a fixed amount per metric ton and paying the closing settlement price of ICE December 2016 Cocoa-London Futures contracts on the termination date, expiring 12/09/16 (Underlying notional amount $2,320,344)	96,072
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cocoa-London Index, receiving a fixed amount per metric ton and paying the closing settlement price of ICE March 2017 Cocoa-London Futures contracts on the termination date, expiring 12/13/16 (Underlying notional amount $68,850)	(13,674)

78

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized Appreciation (Depreciation)
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of KCBT July 2017 minus CBOT July 2017 Wheat Futures contracts on the termination date, expiring 07/28/17 (Underlying notional amount $1,117,186)	$775,936
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) and Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of KCBT July 2017 minus CBOT July 2017 Wheat Futures contracts on the termination date, expiring 06/28/17 (Underlying notional amount $569,749)	316,437
Equity swap with Barclays Capital, Inc. receiving total return of the Shiller Barclays CAPE US Core Sector Index over the initial equity level of 550.0789 and paying a variable payment based on 1-month LIBOR, expiring 08/31/17 (Underlying notional amount $30,000,000)	(923,868)
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 44.89 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 44.89, expiring 03/24/17 (Underlying vega amount $1,000,000)	990,953
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 44.89 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 44.89, expiring 11/17/17 (Underlying vega amount $1,000,000)	398,959
Unrealized
Appreciation/
(Depreciation)
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 44.89 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 44.89, expiring 10/05/17 (Underlying vega amount $1,000,000)	$443,595
Variance swap with Bank of America N.A. paying variance of the Merrill Lynch Core Portfolio Gross Index over the target volatility of 45.5625 and receiving variance of the Merrill Lynch Core Portfolio Gross Index under the target volatility of 45.5625, expiring 07/25/17 (Underlying vega amount $500,000)	428,491
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.15 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.15, expiring 05/29/18 (Underlying vega amount $1,000,000)	(252,888)
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.15 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.15, expiring 05/29/18 (Underlying vega amount $1,000,000)	(258,950)
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.25 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.25, expiring 10/09/17 (Underlying vega amount $2,000,000)	684,610

79

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized
Appreciation/
(Depreciation)
Variance swap with Goldman Sachs International paying variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index over the target volatility of 6.25 and receiving variance of the Goldman Sachs Momentum Builder Multi Asset 5 Index under the target volatility of 6.25, expiring 11/06/17 (Underlying vega amount $2,000,000)	$463,504
Variance swap with JPMorgan Chase Bank N.A. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/20/19 (Underlying vega amount $500,000)	5,625,267
Volatility swap with JPMorgan Chase Bank N.A. paying an amount if the volatility of USD/MXN foreign exchange rate is over 16.00% and receiving an amount if the volatility of USD/MXN foreign exchange rate is under 16.00%, expiring 09/27/17 (Underlying vega amount $75,000)	83,550
Volatility swap with JPMorgan Chase Bank N.A. paying an amount if the volatility of USD/MXN foreign exchange rate is over 16.50% and receiving an amount if the volatility of USD/MXN foreign exchange rate is under 16.50%, expiring 09/27/17 (Underlying vega amount $75,000)	65,175
$8,743,969

(a)	Cost for federal income tax purposes is $5,928,817,161 and net unrealized appreciation of investments is as follows:
Unrealized appreciation	$130,868,616
Unrealized depreciation	(134,773,970)
Net unrealized appreciation	$(3,905,354)

(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $361,176,023 or 6.09% of net assets. Included in this amount are securities which are also exempt from registration under Rule 144A of the Securities Act of 1933, as amended (see (j) below) that amount to $115,027,662 or 1.94% of net assets.
(c)	Level 3 fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $2,442,618, which is 0.04% of net assets.
(d)	Non-income producing security.
(e)	Zero coupon bond. The rate represents the yield at time of purchase.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Security offered and sold outside of the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors except those also included in footnote (b) above.
(h)	Principal amount denoted in Euros.
(i)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(j)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $694,729,733, which is 11.71% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except those also included in footnote (b) above.
(k)	Variable rate security. Rate shown is the rate as of October 31, 2016.
(l)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(m)	Principal amount denoted in British Pounds.
(n)	Principal amount denoted in Swiss Francs.
(o)	The rate represents the annualized yield at time of purchase.
(p)	The rate shown is the current yield as of October 31, 2016.
(q)	Number of contracts are shown parenthetically for any leg of Structured Option which has a different number of contracts than the amount shown under contracts column.
(r)	Notional Amount is shown parenthetically for any leg of Structured Option which has a different notional amount than the amount shown under Notional Amount column.
(s)	The following table represents the individual long and short positions and related values underlying the basket swap with Cargill, Inc., as of October 31, 2016, expiration date December 31, 2016:
Unrealized
Appreciation/
Reference Entity — Long	(Depreciation)
Chicago Board of Trade Lean Hogs, December 2016	$(1,076)
Chicago Board of Trade Wheat, March 2017	2,461
COMEX Gold, December 2016	(26,619)
Intercontinental Exchange Brent Crude Oil, January 2017	(31,377)
Intercontinental Exchange Cocoa, March 2017	(15,863)
Intercontinental Exchange Cotton #2, March 2017	2,153
Intercontinental Exchange Coffee, December 2016	64,330
Intercontinental Exchange Corn, September 2016	(1,820)
Intercontinental Exchange Sugar #11, March 2017	(48,808)
London Metal Exchange Copper, March 2017	15,253
London Metal Exchange Lead, November 2016	(54,730)

80

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Unrealized
Appreciation/
Reference Entity — Long (Continued)	(Depreciation)
London Metal Exchange Lead, December 2016	$2,948
London Metal Exchange Tin, November 2016	20,764
London Metal Exchange Tin, December 2016	8,254
London Metal Exchange Zinc, November 2016	(19,175)
New York Mercantile Exchange Palladium, March 2017	(10,254)
New York Mercantile Exchange Gasoline RBOB, November 2016	22,730
New York Mercantile Exchange Gasoline RBOB, December 2016	(55,857)
New York Mercantile Exchange Heating Oil, December 2016	(18,109)
New York Mercantile Exchange Natural Gas, November 2016	(9,228)
New York Mercantile Exchange Natural Gas, December 2016	(2,584)
$(156,607)

Unrealized
Appreciation/
Reference Entity — Short	(Depreciation)
Chicago Board of Trade Lean Hogs, February 2017	$(20,641)
Chicago Board of Trade Live Cattle, December 2016	(19,318)
Chicago Board of Trade Live Cattle, February 2017	1,928
Chicago Board of Trade Soybean Oil, January 2017	19,048
Chicago Board of Trade Soybean Meal, December 2016	(32,310)
Chicago Board of Trade Soybean Meal, January 2017	(7,783)
Chicago Board of Trade Wheat, December 2016	(19,457)
COMEX Copper, December 2016	22,161
COMEX Nickel, November 2016	9,967
COMEX Silver, December 2016	38,427
COMEX Silver, March 2017	(2,892)
Intercontinental Exchange Corn, December 2016	(19,739)
Intercontinental Exchange Cotton # 2, December 2016	(2,615)
London Metal Exchange Aluminum, November 2016	(737)
London Metal Exchange Aluminum, December 2016	(36,375)
London Metal Exchange Palladium, December 2016	46,706
New York Mercantile Exchange Platinum, January 2017	29,131
$5,501
(t)	The following table represents the individual long and short positions and related values underlying the basket swap with Cargill, Inc., as of October 31, 2016, expiration date December 31, 2016:

Unrealized
Appreciation/
Reference Entity — Long	(Depreciation)
Chicago Board of Trade Corn #2, December 2016	$197,594
Chicago Board of Trade Hard Red Winter Wheat, July 2017	7,698
Chicago Board of Trade Soybean, November 2016	(85,196)
Chicago Board of Trade Wheat, December 2016	58,508
Chicago Board of Trade Wheat, July 2017	57,482
Chicago Mercantile Exchange Lean Hogs, December 2016	467,820
Intercontinental Exchange Cotton #2, March 2017	(22,993)
New York Mercantile Exchange Natural Gas, October 2017	(36,829)
New York Mercantile Exchange Natural Gas, January 2018	126,871
$770,955

Unrealized
Appreciation/
Reference Entity — Short	(Depreciation)
Chicago Board of Trade Soybean, November 2016	$(186,241)
Chicago Board of Trade Soybean, January 2017	(32,395)
Chicago Board of Trade Wheat, December 2016	1,540
Chicago Mercantile Exchange Lean Hog, December 2016	10,675
New York Mercantile Exchange Natural Gas, October 2017	10,470
New York Mercantile Exchange Natural Gas, January 2018	(43,974)
$(239,925)

ADR — American Depositary Receipt

BRL — Brazilian Real

CLO — Collateralized Loan Obligation

CNY — Chinese Yuan

Cnv. — Convertible

ETF — Exchange Traded Fund

FOR — Foreign Ownership Restrictions

LIBOR — London Interbank Offered Rate

MXN — Mexican Peso

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

81

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Consolidated Portfolio of Investments - (Continued)
October 31, 2016

Portfolio diversification by Sector (Unaudited)

Percentage
Sector	of Net Assets
Asset-Backed Securities	11.6%
Banks	0.8%
Collateralized Mortgage Obligations	7.6%
Commercial Mortgage-Backed Securities	0.9%
Consumer Discretionary	1.9%
Consumer Staples	1.0%
Diversified Financials	1.4%
Energy	0.7%
Health Care	1.5%
Industrials	1.4%
Information Technology	3.0%
Insurance	0.7%
Materials	0.8%
Real Estate	1.5%
Telecommunication Services	1.0%
U.S. Government Agencies and Securities	45.0%
Utilities	1.1%
Other*	18.1%
100.0%

*	Includes cash and equivalents, closed-end funds, exchange traded funds, purchased or written options, structured options, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

82

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2016

Principal
Amount		Value
CORPORATE BONDS — 34.7%
Banks — 6.9%
$4,960,000	Bank of America Corp., 3.50%, 04/19/26	$5,091,049
3,800,000	Bank of America NA, 1.25%, 02/14/17	3,802,075
2,650,000	Bank of Montreal, 1.35%, 08/28/18	2,645,532
3,000,000	Capital One NA, 1.65%, 02/05/18	3,002,478
2,000,000	Capital One NA, 1.85%, 09/13/19	1,997,910
5,000,000	Commonwealth Bank of Australia, 1.13%, 03/13/17	5,002,955
2,000,000	Commonwealth Bank of Australia, 2.25%, 03/16/17(b)	2,008,822
2,770,000	Cooperatieve Rabobank UA, 4.38%, 08/04/25	2,917,392
2,750,000	Cooperatieve Rabobank UA, 3.75%, 07/21/26	2,762,097
2,500,000	International Bank For Reconstruction & Development, 1.38%, 04/10/18	2,513,963
6,125,000	KFW, 1.25%, 02/15/17	6,132,571
2,260,000	Sumitomo Mitsui Banking Corp., 1.95%, 07/23/18	2,274,365
5,000,000	Sumitomo Mitsui Trust Bank Ltd, 2.05%, 10/18/19(b)	5,014,485
1,375,000	Svenska Handelsbanken AB, 1.50%, 09/06/19	1,366,357
8,000,000	Westpac Banking Corp., 1.55%, 05/25/18	8,008,960
		54,541,011
Consumer Discretionary — 3.6%
3,435,000	Carnival Corp, 1.88%, 12/15/17	3,457,015
6,000,000	Daimler Finance North America LLC, 2.00%, 08/03/18(b)	6,040,368
7,700,000	Ford Motor Credit Co. LLC, 3.00%, 06/12/17	7,774,505
2,215,000	Time Warner, Inc., 2.10%, 06/01/19	2,231,929
3,200,000	TJX Cos., Inc. (The), 2.25%, 09/15/26	3,077,658
1,775,000	Toyota Motor Credit Corp. MTN, 1.13%, 05/16/17	1,776,447
2,000,000	Under Armour, Inc., 3.25%, 06/15/26	1,971,892
Principal
Amount		Value
Consumer Discretionary (continued)
$1,820,000	Whirlpool Corp., 1.65%, 11/01/17	$1,824,921
		28,154,735
Consumer Staples — 2.0%
3,000,000	Anheuser-Busch Inbev Finance, Inc., 1.90%, 02/01/19	3,023,322
3,000,000	Anheuser-Busch Inbev Finance, Inc., 3.65%, 02/01/26	3,156,786
4,000,000	Coca-Cola Co. (The), 1.15%, 04/01/18	4,005,240
3,000,000	McDonald’s Corp. MTN, 2.10%, 12/07/18	3,037,017
2,077,000	Sysco Corp, 1.90%, 04/01/19	2,089,319
		15,311,684
Diversified Financials — 3.0%
1,400,000	General Electric Capital Corp. MTN, 2.30%, 04/27/17	1,409,103
2,930,000	Goldman Sachs Group, Inc. (The), 5.95%, 01/18/18	3,082,758
6,010,000	Goldman Sachs Group, Inc. (The), 2.63%, 01/31/19	6,123,968
3,800,000	JPMorgan Chase & Co., 1.52%, 01/28/19(c)	3,804,499
2,202,000	JPMorgan Chase & Co., 1.84%, 01/23/20(c)	2,223,289
3,000,000	Morgan Stanley, 2.45%, 02/01/19	3,046,200
3,900,000	Toronto-Dominion Bank (The), 1.29%, 07/02/19(c)	3,890,995
		23,580,812
Energy — 4.6%
3,000,000	Cameron International Corp., 1.15%, 12/15/16	3,000,525
3,315,000	ConocoPhillips Co., 4.95%, 03/15/26	3,718,734
3,000,000	Energy Transfer Partners LP, 4.15%, 10/01/20	3,140,139
3,000,000	Energy Transfer Partners LP, 4.05%, 03/15/25	2,963,256
5,310,000	Enterprise Products Operating LLC, 1.65%, 05/07/18	5,307,770
1,000,000	Enterprise Products Operating LLC, 3.95%, 02/15/27	1,039,028

83

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Energy (continued)
$2,605,000	Kinder Morgan Energy Partners LP, 5.95%, 02/15/18	$2,738,808
1,000,000	Schlumberger Investment SA, 1.25%, 08/01/17(b)	999,910
6,000,000	Shell International Finance BV, 1.25%, 11/10/17	6,008,760
3,750,000	Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26	3,799,016
2,120,000	Tennessee Gas Pipeline Co. LLC, 7.50%, 04/01/17	2,169,207
1,000,000	TransCanada Pipelines Ltd., 1.88%, 01/12/18	1,004,118
		35,889,271
Health Care — 4.3%
6,000,000	AbbVie, Inc., 1.75%, 11/06/17	6,021,420
4,390,000	Aetna, Inc., 1.90%, 06/07/19	4,425,186
4,000,000	Amgen, Inc., 2.20%, 05/22/19	4,060,188
2,000,000	Johnson & Johnson, 1.13%, 11/21/17	2,003,560
2,255,000	McKesson Corp., 2.28%, 03/15/19	2,286,020
5,955,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	5,943,834
5,000,000	Takeda Pharmaceutical Co. Ltd., 1.63%, 03/17/17(b)	5,007,980
3,950,000	UnitedHealth Group, Inc., 1.40%, 12/15/17	3,957,150
		33,705,338
Industrials — 3.1%
6,115,000	Caterpillar Financial Services Corp., 1.35%, 05/18/19	6,095,071
5,400,000	Eaton Corp., 5.60%, 05/15/18	5,734,098
1,525,000	Ecolab, Inc., 2.00%, 01/14/19	1,542,533
116,386	Federal Express Corp. 2012 Pass Through Trust, 2.63%, 01/15/18(b)	116,612
1,700,000	Honeywell International Inc, 1.40%, 10/30/19	1,697,996
1,000,000	International Paper Co., 3.00%, 02/15/27	986,351
2,000,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.40%, 11/15/26(b)	1,997,762
Principal
Amount		Value
Industrials (continued)
$6,460,000	Precision Castparts Corp., 1.25%, 01/15/18	$6,463,320
		24,633,743
Information Technology — 3.0%
6,500,000	Apple, Inc., 1.13%, 05/03/18(c)	6,514,846
2,000,000	Broadridge Financial Solutions Inc., 3.40%, 06/27/26	2,029,798
2,000,000	Cisco Systems, Inc., 1.60%, 02/28/19	2,013,186
2,020,000	Cisco Systems, Inc., 1.40%, 09/20/19	2,021,024
3,000,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 06/01/19(b)	3,077,997
3,000,000	Microsoft Corp., 1.30%, 11/03/18	3,011,307
2,750,000	Oracle Corp., 5.75%, 04/15/18	2,930,499
2,190,000	Oracle Corp., 2.25%, 10/08/19	2,238,789
		23,837,446
Insurance — 1.4%
3,040,000	Berkshire Hathaway, Inc., 3.13%, 03/15/26	3,154,939
5,000,000	New York Life Global Funding, 1.65%, 05/15/17(b)	5,018,290
3,000,000	New York Life Global Funding, 1.45%, 12/15/17(b)	3,009,363
		11,182,592
Materials — 0.3%
2,270,000	BHP Billiton Finance USA Ltd., 2.05%, 09/30/18	2,297,074
Real Estate — 0.4%
3,000,000	American Tower Corp. REIT,, 2.80%, 06/01/20	3,063,363
Telecommunication Services — 0.5%
4,000,000	Verizon Communications Inc, 1.38%, 08/15/19	3,965,992
Utilities — 1.6%
3,000,000	Berkshire Hathaway Energy Co, 2.00%, 11/15/18	3,028,011
3,690,000	Duke Energy Corp., 1.63%, 08/15/17	3,700,188
3,000,000	National Rural Utilities Cooperative Finance Corp. MTN, 3.25%, 11/01/25	3,167,415

84

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Utilities (continued)
$2,310,000	NextEra Energy Capital Holdings, Inc., 2.30%, 04/01/19	$2,342,188
		12,237,802
Total Corporate Bonds (Cost $271,488,018)		272,400,863
ASSET-BACKED SECURITIES — 7.4%
CAYMAN ISLANDS — 4.2%
8,500,000	Anchorage Capital CLO Ltd., Series 2013-1A, Class 1A, 2.07%, 07/13/25(b)(c)	8,458,775
4,000,000	Cavalry CLO II Ltd., 2.23%, 01/17/24(b)(c)	3,995,354
3,555,000	CIFC Funding Ltd., Series 2013-IA, Class A1, 2.03%, 04/16/25(b)(c)	3,544,039
6,000,000	OCP CLO Ltd., Series 2013-4A, Class A1A, 2.28%, 10/24/25(b)(c)	5,988,360
5,000,000	Saratoga Investment Corp. CLO Ltd. Series 2013-1A, Class A1, 2.18%, 10/20/23(b)(c)	4,994,200
2,000,000	Securitized Term Auto Receivables Trust 2016-1, 1.52%, 03/25/20(b)	2,000,000
4,000,000	York CLO 1 Ltd. Series 2014-1A, Class A, 2.43%, 01/22/27(b)(c)	3,994,995
		32,975,723
UNITED STATES — 3.2%
998,963	Ally Auto Receivables Trust Series 2014-1, Class A3, 0.97%, 10/15/18	999,231
836,124	AmeriCredit Automobile Receivables Trust Series 2014-2, Class A3, 0.94%, 02/08/19	835,803
2,975,000	Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 08/16/21	2,991,216
2,975,000	CNH Equipment Trust 2015-A, Class A4, 1.85%, 04/15/21	3,005,381
2,000,000	Enterprise Fleet Financing LLC Series 2016-2, Class A2, 1.74%, 02/22/22(b)	2,003,448
1,033,687	Fifth Third Auto Trust Series 2014-2, Class A3, 0.89%, 11/15/18	1,033,580
4,000,000	Ford Credit Floorplan Master Owner Trust Series 2015-1, Class A1, 1.42%, 01/15/20	4,008,681
Principal
Amount		Value
UNITED STATES (continued)
$5,000,000	Hertz Vehicle Financing LLC Series 2016-3, 2.27%, 07/25/20(b)	$4,994,388
979,183	Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A3, 0.87%, 10/15/18	979,496
2,000,000	Toyota Auto Receivables Owner Trust Series 2014-B, Class A4, 1.31%, 09/16/19	2,004,700
1,000,000	World Omni Automobile Lease Securitization Trust Series 2016-A, Class A3, 1.45%, 08/15/19	1,002,666
1,502,214	World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A3, 1.16%, 09/15/17	1,502,442
		25,361,032
Total Asset-Backed Securities (Cost $58,279,210)		58,336,755
MUNICIPAL BONDS — 1.7%
California — 0.5%
3,850,000	Southern California Public Power Authority Refunding Revenue Bonds, Series B (AGM) 6.93%, 05/15/17	3,970,659
Georgia — 0.4%
3,085,000	State of Georgia Taxable School Improvement GO, Series C-3 2.59%, 10/01/17	3,124,426
Illinois — 0.3%
2,600,000	State of Illinois Public Improvements Revenue Bonds 1.56%, 06/15/17	2,610,582
New Jersey — 0.2%
1,500,000	County of Monmouth Build America Bonds GO 3.75%, 11/01/16	1,500,000
New York — 0.3%
2,520,000	Metropolitan Transportation Authority Highway Toll Build America Revenue Bonds 4.28%, 11/15/16	2,522,873
Total Municipal Bonds (Cost $13,660,068)		13,728,540

85

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
$1,748,009	JPMorgan Tax Exempt Pass Through Trust, Series 2012-AMT1, Class A, 3.00%, 01/27/38(b)	$1,753,358
Total Collateralized Mortgage Obligations (Cost $1,786,443)		1,753,358
U.S. GOVERNMENT AGENCIES — 6.5%
Fannie Mae — 2.5%
6,720,000	0.88%, 12/20/17	6,729,710
7,802,000	1.88%, 02/19/19	7,957,931
5,000,000	1.00%, 02/26/19	5,001,945
		19,689,586
Federal Home Loan Bank — 2.9%
5,200,000	0.63%, 10/26/17	5,195,752
5,000,000	0.88%, 10/01/18	4,997,650
12,485,000	1.13%, 06/21/19	12,517,299
		22,710,701
Overseas Private Investment Corp. — 0.6%
4,113,331	5.14%, 12/15/23	4,467,756
		4,467,756
Private Export Funding Corp. — 0.1%
500,000	2.25%, 12/15/17	507,548
		507,548
Small Business Administration — 0.3%
438,209	4.73%, 02/10/19	460,927
419,986	4.11%, 03/10/20	439,905
1,513,650	4.08%, 03/10/21	1,601,520
		2,502,352
Tennessee Valley Authority — 0.1%
725,000	6.25%, 12/15/17	768,855
		768,855
Total U.S. Government Agencies (Cost $50,165,019)		50,646,798
U.S. GOVERNMENT SECURITIES — 48.8%
U.S. Treasury Notes — 48.8%
5,115,000	0.88%, 11/30/17	5,122,192
17,480,000	0.75%, 04/30/18	17,467,030
16,182,000	0.88%, 05/31/18	16,197,810
500,000	0.75%, 09/30/18	498,925
4,300,000	0.88%, 10/15/18	4,299,665
8,686,000	0.88%, 04/15/19	8,672,085
22,616,000	0.88%, 05/15/19	22,575,359
Principal
Amount		Value
U.S. Treasury Notes (continued)
$21,660,000	0.88%, 09/15/19	$21,584,688
52,901,000	1.88%, 11/30/21	54,196,651
26,540,000	0.63%, 01/15/24(d)	28,618,582
78,115,000	2.38%, 08/15/24	81,993,254
85,590,000	2.00%, 02/15/25	87,228,278
33,495,000	2.25%, 11/15/25	34,737,966
Total U.S. Government Securities (Cost $378,984,620)		383,192,485
GOVERNMENT BONDS — 0.2%
SOUTH KOREA — 0.2%
1,400,000	Export-Import Bank of Korea, 4.00%, 01/11/17	1,407,000
Total Government Bonds (Cost $1,399,886)		1,407,000

Shares		Value
INVESTMENT COMPANY — 0.6%
4,537,200	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	4,537,200
Total Investment Company (Cost $4,537,200)		4,537,200
TOTAL INVESTMENTS — 100.1% (Cost $780,300,464)(a)		$786,002,999
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(586,456)
NET ASSETS — 100.0%		$785,416,543

86

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments - (Continued)	October 31, 2016

(a)	Cost for federal income tax purposes is $782,936,133 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$7,585,132
Unrealized depreciation	(4,518,266)
Net unrealized appreciation	$3,066,866

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $74,018,506 which is 9.42% of net assets.
(c)	Variable rate security. Rate shown is the rate as of October 31, 2016.
(d)	Inflation protected security. Principal amount reflects original security face amount.
(e)	Rate shown represents current yield at October 31, 2016.

AGM — Assured Guaranty Municipal Corp.

CLO — Collateralized Loan Obligation

GO — General Obligations

MTN — Medium Term Note

REIT — Real Estate Investment Trust

87

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2016

Principal
Amount		Value
MUNICIPAL BONDS — 97.6%
Alabama — 1.0%
$5,000,000	Alabama Federal Aid Highway Finance Authority Revenue Bonds, 5.00%, 09/01/20	$5,678,500
3,030,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/22	3,642,121
2,990,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/24	3,722,640
3,660,000	City of Huntsville School Capital Improvements Warrants Refunding GO, 5.00%, 09/01/26	4,532,581
1,500,000	City of Huntsville Warrants Refunding GO, Series A, 5.00%, 08/01/26	1,854,045
		19,429,887
Arizona — 0.8%
875,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, 5.00%, 07/01/25	1,095,841
2,000,000	Arizona Department of Transportation State Highway Fund Refunding Revenue Bonds, Sub-series A, 5.00%, 07/01/21	2,341,500
2,500,000	Arizona School Facilities Board Advance Refunding COP, Series A, 5.00%, 09/01/23	3,045,850
1,000,000	Arizona State Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/22	1,190,140
1,715,000	Arizona State Board of Regents Advance Refunding COP, Series A, 5.00%, 06/01/24	2,110,290
350,000	Arizona State Board of Regents Revenue Bonds, Series 2008-C, OID, 5.88%, 07/01/24	378,763
2,010,000	Arizona State Board of Regents Revenue Bonds, Series C, 5.00%, 07/01/17	2,066,622
500,000	City of Tempe Advance Refunding Revenue, 5.00%, 07/01/26	633,179
Principal
Amount		Value
Arizona (continued)
$200,000	Maricopa County Community College District GO, Series C, 5.00%, 07/01/20	$221,287
2,875,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds, 5.00%, 07/01/20	3,271,779
		16,355,251
Arkansas — 0.1%
2,160,000	Pulaski County Special School District School Improvements GO, (State Aid Withholding), 3.00%, 02/01/17	2,171,297
California — 6.0%
6,250,000	California State Current Refunding GO - Group C, 5.00%, 08/01/27	7,641,813
2,000,000	California State Public Works Board Correctional Facilities Improvements Revenue Bonds, Series D, 5.00%, 09/01/24	2,460,360
10,000,000	City of Los Angeles Cash Flow Management GO Notes, Series A, 2.00%, 03/30/17	10,060,600
1,150,000	City of Roseville Water Utility Advance Revenue Refunding COP, 5.00%, 12/01/22	1,398,619
22,000,000	County of Los Angeles Public Improvements GO, 3.00%, 06/30/17	22,351,340
9,250,000	Los Angeles Community College District Refunding GO, Series A, 5.00%, 08/01/23	11,385,825
995,000	Los Angeles Department of Water Utility Improvements Refunding Revenue Bonds, Series A, 5.00%, 07/01/26	1,264,705
1,035,000	Los Rios Community College District 2002 Election GO, Series D, 5.25%, 08/01/23	1,155,567
2,500,000	Sacramento Municipal Utility District Refunding Revenue - Series D, 5.00%, 08/15/27	3,249,525
1,000,000	San Diego Regional Building Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 10/15/24	1,257,960

88

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
California (continued)
$1,300,000	San Mateo County Transportation Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/23	$1,600,443
10,000,000	State of California Refunding GO, 5.00%, 09/01/22	12,026,400
750,000	State of California Refunding GO, 5.00%, 03/01/23	909,398
8,000,000	State of California Refunding GO, 5.00%, 03/01/24	9,854,880
8,000,000	State of California Refunding GO, 5.00%, 10/01/25	9,966,480
18,720,000	State of California Refunding GO, 5.00%, 09/01/27	23,460,840
3,000,000	University of California Refunding Revenue Bonds, Series I, 5.00%, 05/15/23	3,680,430
		123,725,185
Colorado — 1.4%
500,000	Adams & Weld Counties School District No 27J Brighton Co. Refunding GO, Series A, (State Aid Withholding), 5.00%, 12/01/19	559,009
3,935,000	Colorado Higher Education Refunding COP, Series A, 5.00%, 11/01/24	4,878,613
2,000,000	Denver City & County School District No 1 Refunding GO (State Aid Intercept Program), 5.00%, 12/01/24	2,499,580
9,490,000	Denver City & County School District No 1 Refunding GO (State Aid Intercept Program), 5.00%, 12/01/25	11,986,439
100,000	Denver City & County School District No 1 Refunding GO, Series C (State Aid Withholding), 5.00%, 12/01/23	123,417
2,000,000	El Paso County School District No 38 Lewis-Palmer Refunding GO (State Aid Withholding), 4.00%, 12/01/17	2,068,320
1,180,000	Jefferson County School District GO, Series R-1, (State Aid Withholding), 5.00%, 12/15/22	1,425,865
Principal
Amount		Value
Colorado (continued)
$1,600,000	University of Colorado Refunding Revenue Bonds, Series A (NATL-RE), 4.50%, 06/01/21	$1,633,296
2,280,000	Western State Colorado University Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 05/15/26	2,828,522
		28,003,061
Connecticut — 3.8%
7,000,000	State of Connecticut Advance Refunding GO, Series B, 5.00%, 05/15/24	8,412,950
8,000,000	State of Connecticut Advance Refunding GO, Series B, 5.00%, 05/15/25	9,699,360
6,000,000	State of Connecticut Public Improvements GO, Series F, 5.00%, 11/15/26	7,314,540
3,100,000	State of Connecticut Special Tax Revenue Public Improvements Revenue Bonds, Series A, 5.00%, 08/01/22	3,685,559
1,250,000	State of Connecticut Special Tax Revenue Transportation Infrastructure Advance Refunding Revenue Bonds, 5.00%, 08/01/22	1,486,113
8,000,000	State of Connecticut Special Tax Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/25	9,821,840
2,000,000	State of Connecticut Transportation Infrastructure Refunding Revenue Bonds, 5.00%, 09/01/24	2,447,300
8,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 10/01/19	8,881,680
5,000,000	State of Connecticut Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 09/01/27	6,077,700
10,000,000	State of Connecticut Water & Sewer System Improvements GO, Series E, 5.00%, 10/15/23	11,973,300
3,900,000	Town of Ledyard Cash Flow Management GO Notes, 2.00%, 05/24/17	3,928,782

89

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Connecticut (continued)
$5,000,000	Town of Redding School Improvement Refunding GO, 2.00%, 03/15/17	$5,022,650
		78,751,774
District Of Columbia — 1.1%
5,000,000	District of Columbia Public Improvement Revenue Bonds, Series C, 5.00%, 12/01/19	5,598,200
1,000,000	District of Columbia Refunding Revenue Bonds, Series A, 5.00%, 12/01/20	1,153,360
15,000,000	Washington Metropolitan Area Transit Authority Revenue, Series A, 4.00%, 07/01/17	15,322,800
		22,074,360
Florida — 1.8%
4,790,000	County of Miami-Dade Public Improvements GO, 5.00%, 07/01/24	5,913,111
1,000,000	County of Sarasota Refunding Revenue Bonds, 5.00%, 10/01/24	1,238,280
5,000,000	Florida State Board of Education Lottery Refunding Revenue Bonds, Series A, 5.00%, 07/01/17	5,141,200
8,575,000	Florida State Board of Education Lottery Revenue Bonds, Series A, OID, 5.50%, 07/01/27	9,305,247
500,000	Florida Water Pollution Control Financing Corp. Water Polution Control Revenue Bonds, Series A, 4.00%, 01/15/17	503,379
1,065,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC), 5.00%, 11/01/16	1,065,000
1,200,000	Lee County School Board Refunding COP, 5.00%, 08/01/25	1,463,796
4,000,000	Miami-Dade County Refunding GO, Series B, 5.00%, 07/01/24	4,937,880
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA), 5.00%, 10/01/19	2,077,020
Principal Amount		Value
Florida (continued)
$2,000,000	Orlando Utilities Commission Refunding Revenue Bonds, Series A, 5.00%, 10/01/20	$2,290,340
500,000	Palm Beach County Revenue Bonds, Series 2, OID, 5.25%, 11/01/25	542,895
1,975,000	State of Florida Refunding GO, Series A, 4.00%, 01/01/17	1,985,902
		36,464,050
Georgia — 4.2%
2,000,000	Cherokee County Board of Education Advance Refunding GO, 5.00%, 08/01/23	2,447,380
750,000	Cherokee County Board of Education Advance Refunding GO, (State Aid Withholding), 5.00%, 02/01/23	907,890
2,710,000	Cobb County Development Authority Advance Refunding Revenue Bonds, 5.00%, 07/15/23	3,228,586
2,100,000	Cobb County Development Authority Advance Refunding Revenue Bonds, 5.00%, 07/15/24	2,532,495
15,000,000	County of Fulton Cash Flow Management GO Notes, 1.00%, 12/30/16	15,009,300
375,000	Fulton County Development Authority Georgia Tech Facilities Refunding Revenue Bonds, Series A, 5.00%, 05/01/23	452,579
1,000,000	Fulton County Water & Sewer Refunding Revenue Bonds, 5.00%, 01/01/18	1,048,190
1,040,000	Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Refunding Revenue Bonds, Series A, 5.00%, 06/01/17	1,065,428
1,250,000	Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 06/01/18	1,328,275
5,000,000	Georgia State Road & Tollway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 06/01/20	5,483,500

90

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Georgia (continued)
$2,025,000	Georgia State Road & Tollway Authority Refunding Revenue Bonds, Series B, (State GTY), 5.00%, 10/01/19	$2,258,665
630,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE), 5.25%, 01/01/17	634,593
3,000,000	Private Colleges & Universities Authority Refunding Revenue Bonds, Series B-2, 0.52%, 09/01/35(b)	3,000,000
1,095,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds, 5.00%, 08/01/25	1,328,104
1,555,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds, 5.00%, 08/01/26	1,903,320
1,100,000	South Regional Joint Development Authority Advance Refunding Revenue Bonds, 5.00%, 08/01/26	1,345,333
1,925,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/18	2,035,091
2,860,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/19	3,102,785
1,500,000	State of Georgia School Improvement GO, Series B, 5.00%, 01/01/18	1,573,185
28,020,000	State of Georgia University and College Improvements GO, Series A-1, 5.00%, 02/01/24	34,901,992
		85,586,691
Hawaii — 0.4%
1,000,000	State of Hawaii Department of Budget & Finance Queens Health System Refunding Revenue Bonds, Series A, 5.00%, 07/01/21	1,161,380
400,000	State of Hawaii Refunding GO, Series DY, 5.00%, 02/01/18	420,551
5,000,000	State of Hawaii Refunding GO, Series EP, 5.00%, 08/01/25	6,229,400
		7,811,331
Principal Amount		Value
Idaho — 0.6%
$1,000,000	Canyon County School District No 131 Nampa Advance Refunding GO, (School Board GTY), 5.00%, 09/15/25	$1,257,410
1,500,000	Idaho Board Bank Authority Refunding Revenue Bonds, Series D, 5.00%, 09/15/23	1,802,160
10,000,000	State of Idaho Cash Flow Management GO Notes, 2.00%, 06/30/17	10,088,300
		13,147,870
Illinois — 1.1%
1,250,000	Chicago Park District Alternative Revenue Source Refunding GO, 4.00%, 01/01/17	1,255,538
900,000	Chicago Transit Authority Federal Transit Revenue Bonds, (AMBAC), 5.00%, 06/01/21	903,033
1,345,000	City of Champaign Parking Facilities Improvements GO, Series 2008, 5.00%, 12/15/17	1,351,886
2,215,000	Cook County Community College District No 508 University & College Improvements GO, 5.00%, 12/01/21	2,513,671
2,575,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (NATL-RE), 5.00%, 12/01/25	2,685,699
3,000,000	Illinois State Toll Highway Authority Refunding Revenue Bonds, Series B, 5.00%, 12/01/17	3,131,280
3,250,000	Metropolitan Water Reclamation District of Greater Chicago Current Refunding GO, Series A, 5.00%, 12/01/24	3,976,603
2,000,000	Metropolitan Water Reclamation District of Greater Chicago Refunding GO, Series D, 5.00%, 12/01/22	2,377,000
3,500,000	State of Illinois Public Improvement Refunding Revenue Bonds, 5.00%, 06/15/18	3,716,930

91

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Illinois (continued)
$780,000	University of Illinois College Improvement Refunding Revenue Bonds, Series A, 5.00%, 04/01/21	$889,645
		22,801,285
Indiana — 1.9%
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding), 5.00%, 01/15/17	655,688
500,000	Center Grove School Building Corp. First Mortgage Refunding Revenue Bonds, Series A (State Aid Intercept Program), 5.00%, 07/15/20	564,675
650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (AGM, State Aid Withholding), 5.00%, 07/15/18	655,636
1,330,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 01/15/22	1,573,696
250,000	GCS School Building Corp. One, First Mortgage Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 07/15/22	299,439
8,835,000	Indiana Finance Authority Refunding Revenue Bonds, Series C, 5.00%, 06/01/27	11,224,691
5,000,000	Indiana Finance Authority Southern Industrial Gas & Electric Refunding Revenue Bonds, Series E, 1.95%, 05/01/37(b)	5,034,250
15,000,000	Indiana Health & Educational Facilities Financing Authority Refunding Revenue Notes, 5.00%, 11/15/39(c)	15,022,050
1,160,000	Indianapolis Local Public Improvements Bond Bank Revenue Bonds, Series B-1, 5.00%, 01/15/17	1,170,080
500,000	Ivy Tech Community College University & College Improvements Revenue Bonds, Series R-1, 5.00%, 07/01/19	549,195
Principal Amount		Value
Indiana (continued)
$570,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/17	$587,163
1,000,000	Warsaw Multi-School Building Corp. Revenue Bonds, Series B (State Aid Withholding), 5.75%, 07/15/26	1,055,760
		38,392,323
Iowa — 0.2%
1,800,000	Iowa Finance Authority Water Utilities Improvements Revenue Bonds, 5.00%, 08/01/20	2,054,664
1,500,000	State of Iowa Special Obligation Revenue Bonds, 5.00%, 06/15/26	1,890,375
		3,945,039
Kansas — 0.2%
1,260,000	Sedgwick County Public Building Commission Technical Education Complex Refunding Revenue Bonds, Series 2, 5.00%, 08/01/23	1,536,431
2,170,000	Topeka Public Building Commission KBI Forensic Laboratory Project Revenue Bonds, 5.00%, 12/01/17	2,265,675
		3,802,106
Kentucky — 0.5%
3,500,000	Kentucky Asset Liability Commission Federal Highway Trust First Series Revenue Bonds, 5.00%, 09/01/17	3,618,335
5,000,000	Kentucky Turnpike Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 07/01/24	6,084,200
		9,702,535
Louisiana — 0.1%
375,000	Consolidated Government of The City of Baton Rouge & Parish of East Baton Rouge Advance Refunding Revenue Bonds, Series A-1, 5.00%, 08/01/26	472,631

92

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Louisiana (continued)
$2,000,000	State of Louisiana Interstate 49 South Project Revenue Bonds, 5.00%, 09/01/22	$2,347,700
		2,820,331
Maine — 0.2%
2,250,000	Maine Governmental Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 10/01/19	2,489,085
670,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/17	688,418
30,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/17(c)	30,835
165,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/21	191,385
5,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/21(c)	5,846
		3,405,569
Maryland — 1.2%
1,200,000	County of Baltimore Refunding GO, (Special Assessment), 5.00%, 02/01/29	1,504,740
4,110,000	County of Prince George’s Public School Improvements GO, Series A, 5.00%, 07/01/24	5,143,953
9,355,000	County of Prince George’s Public School Improvements GO, Series A, 5.00%, 07/01/25	11,874,395
1,000,000	Maryland State Department of Transportation Highway Improvement Revenue Bonds, 5.00%, 10/01/20	1,146,410
1,300,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,341,613
1,000,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,032,010
Principal Amount		Value
Maryland (continued)
$2,000,000	State of Maryland School Improvements GO, Series B, 5.00%, 08/01/17	$2,064,020
		24,107,141
Massachusetts — 9.3%
7,900,000	Cape Cod Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 07/28/17	7,968,493
3,607,450	City of Lawrence Cash Flow Management GO Notes, (State Aid Withholding), 2.00%, 03/01/17	3,622,493
10,000,000	City of Lawrence Cash Flow Management GO Notes, Series A, (State Aid Withholding), 2.00%, 09/01/17	10,099,100
15,818,882	City of New Bedford Refunding GO Notes, 2.00%, 05/03/17	15,913,004
7,000,000	Commonwealth of Massachusetts Advance Refunding GO, Series A, 5.00%, 07/01/25	8,808,030
5,705,000	Commonwealth of Massachusetts Advance Refunding GO, Series B, 5.00%, 07/01/27	7,340,738
4,450,000	Commonwealth of Massachusetts Highway Improvements Revenue Bonds, Series B, 4.00%, 06/15/17	4,540,736
4,000,000	Commonwealth of Massachusetts Highway Improvements Revenue Bonds, Series B, 5.00%, 06/15/22	4,806,280
9,000,000	Commonwealth of Massachusetts Public Improvements GO, Series A, 5.00%, 05/01/19	9,889,380
9,650,000	Commonwealth of Massachusetts Public Improvements GO, Series C, 5.00%, 07/01/22	11,574,982
3,275,000	Commonwealth of Massachusetts Refunding GO, Series C, 0.62%, 01/01/21(b)	3,275,000
2,000,000	Commonwealth of Massachusetts Refunding GO, Series C (AMBAC), 5.50%, 12/01/24	2,578,300

93

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Massachusetts (continued)
$7,470,000	Commonwealth of Massachusetts Transportation Fund Advance Refunding Revenue Bonds, Series A, 5.00%, 06/01/27	$9,451,567
7,500,000	Greater Attleboro-Taunton Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 08/25/17	7,563,000
5,300,000	Lowell Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 08/11/17	5,342,771
3,000,000	Massachusetts Bay Transportation Authority Refunding Revenue Bonds, Series A-2, 0.64%, 07/01/26(b)	3,000,000
7,780,000	Massachusetts State Water Pollution Abatement Trust Refunding Revenue Bonds, Sub-Series 16-B, 5.00%, 08/01/20	8,899,153
500,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series A, 5.00%, 08/01/22	601,149
5,000,000	Merrimack Valley Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 06/30/17	5,037,450
3,000,000	Metrowest Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 09/22/17	3,030,210
19,000,000	Montachusett Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 08/04/17	19,153,900
4,000,000	Southeastern Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 08/25/17	4,034,160
6,000,000	Town of Arlington Cash Flow Management GO Notes, Series A, 2.00%, 11/10/16	6,001,980
3,685,000	Town of Canton Public Improvements GO, 2.00%, 03/24/17	3,704,309
4,780,000	Town of Easton Cash Flow Management Refunding GO Notes, 2.00%, 08/18/17	4,822,255
Principal Amount		Value
Massachusetts (continued)
$10,379,952	Town of Marblehead Refunding GO Notes, 2.00%, 08/04/17	$10,474,306
1,430,000	Town of Northborough Cash Flow Management GO Notes, 2.00%, 06/16/17	1,440,525
7,500,000	Worcester Regional Transit Authority Cash Flow Management Revenue Notes, 2.00%, 06/30/17	7,557,150
		190,530,421
Michigan — 0.8%
200,000	Caledonia Community Schools Refunding GO, (Q-SBLF), 5.00%, 05/01/23	238,655
635,000	Dexter Community Schools Refunding GO (Q-SBLF), 4.00%, 05/01/18	663,867
1,225,000	Grand Valley State University & College Advance Refunding Revenue Bonds, Series A, 5.00%, 12/01/25	1,497,930
1,000,000	Grand Valley State University & College Improvements Revenue Bonds, Series A, 5.00%, 12/01/23	1,200,710
400,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/18	423,983
250,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/19	273,083
1,295,000	Lake Shore Public Schools Refunding GO, (Q-SBLF), 3.00%, 11/01/16	1,295,000
1,375,000	Northville Public Schools Refunding GO, (Q-SBLF), 5.00%, 05/01/18	1,453,636
5,000,000	State of Michigan Trunk Line Refunding Revenue Bonds, 5.00%, 11/15/16	5,007,300
4,530,000	University of Michigan Refunding Revenue Bonds, Series C, 4.00%, 04/01/19	4,857,428
		16,911,592
Minnesota — 1.4%
1,515,000	Cambridge Independent School District No 911 School Building Refunding GO, Series D, (School District Credit Program), 5.00%, 02/01/24	1,862,496

94

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Minnesota (continued)
$3,875,000	County of Hennepin Public Improvements GO, Series C, 0.60%, 12/01/33(b)	$3,875,000
910,000	Rockford Independent School District No. 883 Refunding GO (School District Credit Program), 5.00%, 02/01/17	919,391
2,200,000	Sartell-St Stephen Independent School District No 748 GO (School District Credit Program), Series A, 5.00%, 02/01/25	2,742,828
5,425,000	St. Paul Port Authority Anderson Office Building Refunding Revenue Bonds, Series 3, 5.00%, 12/01/19	6,059,996
750,000	St. Paul Port Authority Anderson Office Building Refunding Revenue Bonds, Series 3, 5.00%, 12/01/21	885,518
1,000,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/23	1,209,380
1,395,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/24	1,713,200
2,740,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/25	3,330,333
2,910,000	State of Minnesota Public Improvements COP, 5.00%, 06/01/26	3,516,415
1,000,000	State of Minnesota Refunding Revenue Bonds, Series B, 5.00%, 03/01/21	1,161,150
1,000,000	Waconia Independent School District No 110 Refunding GO, Series A, (School District Credit Program), 5.00%, 02/01/24	1,229,370
		28,505,077
Mississippi — 0.2%
650,000	Delta State University Educational Building Corp., Facilities Refunding Revenue, 5.00%, 12/01/23	789,081
1,810,000	Mississippi Development Bank Department of Corrections Refunding Revenue Bonds, Series D, 5.00%, 08/01/18	1,935,524
Principal Amount		Value
Mississippi (continued)
$570,000	Mississippi Development Bank DeSoto County Highway Project Advance Refunding Revenue Bonds, Series S, (State Aid Intercept Program), 5.00%, 01/01/23	$681,783
310,000	Mississippi State University Educational Building Corp. Campus Improvements Project Revenue Bonds, 5.00%, 11/01/22	369,821
830,000	University of Mississippi Educational Building Corp. Facilities Financing Project Advance Refunding Revenue Bonds, Series A, 5.00%, 10/01/25	1,033,068
		4,809,277
Missouri — 0.9%
570,000	County of Jackson Refunding Revenue Bonds, 4.00%, 12/01/21	640,007
300,000	County of Jackson Refunding Revenue Bonds, 4.00%, 12/01/22	340,421
2,300,000	County of Jackson Sports Complex Project Refunding Revenue Bonds, (State Appropriation, City Appropriation), 5.00%, 12/01/26	2,793,166
4,000,000	Hazelwood School District Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/25	4,952,360
915,000	Missouri State Environmental Improvement & Energy Resources Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 01/01/25	1,149,716
2,225,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds, 5.00%, 10/01/19	2,472,242
2,000,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds, 5.00%, 10/01/21	2,344,700

95

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Missouri (continued)
$300,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 4.00%, 03/01/17	$303,293
850,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/24	1,053,040
1,800,000	North Kansas City School District No 74 School Improvements Refunding GO, (State Aid Direct Deposit), 5.00%, 03/01/25	2,195,100
		18,244,045
Montana — 0.1%
2,625,000	Montana Department of Transportation Advance Refunding Revenue Bonds, 4.00%, 06/01/17	2,672,381

Nevada — 0.1%
2,605,000	Clark County Water Reclamation District GO, Series A, 5.25%, 07/01/20	2,892,071
New Hampshire — 0.4%
6,375,000	County of Merrimack Cash Flow Management GO, 1.75%, 12/29/16	6,384,435
2,250,000	State of New Hampshire Highway Improvements Revenue Bonds, 5.00%, 09/01/19	2,477,070
		8,861,505
New Jersey — 2.7%
240,000	Bergen County Improvement Authority Refunding Revenue Bonds, Series A (County GTY), 4.00%, 12/15/16	240,947
200,000	Bergen County Improvement Authority Refunding Revenue Bonds, Series A (County GTY), 4.00%, 12/15/17	207,143
1,150,000	Burlington County Bridge Commission Governmental Leasing Refunding Revenue Notes, Series A, 2.00%, 04/26/17	1,157,372
2,000,000	Garden State Preservation Trust Refunding Revenue Bonds, Series A, 5.00%, 11/01/17	2,080,180
Principal
Amount		Value
New Jersey (continued)
$200,000	Monmouth County Improvement Authority Refunding Revenue Bonds (County GTY, Municipal Government GTY), 5.00%, 12/01/22	$242,195
795,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 12/15/16(c)	799,023
560,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 12/15/16	562,743
1,090,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 03/01/18(c)	1,148,991
410,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, 5.00%, 03/01/18	427,405
11,690,000	New Jersey Economic Development Authority School Facility Construction Refunding Revenue Bonds, Series EE, 5.00%, 09/01/17	12,090,149
40,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B (State Appropriation), 5.00%, 09/01/18(c)	42,936
1,300,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series B, 5.00%, 01/01/20	1,452,763
9,220,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series C, 5.00%, 01/01/25	11,347,607
2,000,000	New Jersey Transportation Trust Fund Authority Refunding Revenue Bonds, Series A, 5.25%, 12/15/21	2,260,520
1,500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Refunding Revenue Bonds, Series A, 5.25%, 12/15/22	1,715,205

96

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
New Jersey (continued)
$1,575,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds, 5.00%, 06/15/24	$1,784,570
500,000	New Jersey Transportation Trust Fund Authority Transit Improvements Revenue Bonds, Series B, 5.00%, 06/15/19	536,719
825,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE), 5.50%, 12/15/16	829,521
4,320,000	Township of Mendham GO Refunding Notes, 2.00%, 05/18/17	4,348,555
11,814,691	Township of Wayne GO Refunding Notes, 2.00%, 07/14/17	11,918,424
		55,192,968
New Mexico — 0.5%
250,000	Gadsden Independent School District No 16 Refunding GO, Series B (State Aid Withholding), 4.00%, 08/15/17	255,973
6,210,000	State of New Mexico, University and College Improvements GO, 5.00%, 03/01/17	6,298,679
3,000,000	University of New Mexico/The Refunding Revenue Bonds, Series C, 0.65%, 06/01/30(b)	3,000,000
		9,554,652
New York — 21.5%
5,500,000	City of New York Advance Refunding GO, Series 2015-A, 5.00%, 08/01/24	6,771,270
10,000,000	City of New York Advance Refunding GO, Series A, 5.00%, 08/01/25	12,327,700
5,000,000	City of New York Public Improvements GO, Series C, Sub-Series C-A, 5.00%, 08/01/17(d)	5,160,050
3,300,000	City of New York Public Improvements GO, Sub-Series B-3 (TD Bank N.A.), 0.52%, 09/01/27(b)	3,300,000
Principal
Amount		Value
New York (continued)
$3,330,000	City of New York Public Improvements GO, Sub-Series D-1, 5.00%, 08/01/22	$3,977,219
8,240,000	City of New York Refunding Bonds GO, Series C, 5.00%, 08/01/25	10,258,800
5,000,000	City of New York Refunding GO, Series B, 5.00%, 08/01/17	5,160,050
1,855,000	City of New York Refunding GO, Series C, 5.00%, 08/01/20	2,111,584
650,000	City of New York Refunding GO, Series C, 5.00%, 08/01/22	776,333
8,170,000	City of New York Refunding GO, Series D, 5.00%, 08/01/22	9,757,921
4,000,000	City of New York Refunding GO, Series E, 5.00%, 08/01/17	4,128,040
10,000,000	City of New York Refunding GO, Series G, 5.00%, 08/01/17	10,320,100
2,500,000	City of New York Refunding GO, Series G, 5.00%, 08/01/21	2,919,200
18,500,000	City of New York Refunding GO, Series G, 5.00%, 08/01/22	22,095,660
4,500,000	County of Rockland Cash Flow Management Refunding GO, 2.00%, 03/16/17	4,519,170
505,000	County of Rockland Refunding GO (BAM), 2.00%, 02/15/17	506,404
2,799,000	County of Tompkins Public Improvements GO Notes, 2.00%, 07/07/17	2,822,875
2,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, (State Aid Withholding), 5.00%, 05/01/18	2,123,620
5,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, (State Aid Withholding), 5.00%, 05/01/23	5,807,500
5,000,000	Metropolitan Transportation Authority Advance Refunding Revenue Bonds, Series C-2B, 5.00%, 11/15/34(b)	5,585,800

97

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
New York (continued)
$650,000	Metropolitan Transportation Authority Cash Flow Management Revenue Notes, Series A-2C, 2.00%, 02/01/17	$652,061
1,925,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F, 5.00%, 11/15/21	2,255,542
8,500,000	Metropolitan Transportation Authority Refunding Revenue, Series B, OID, (BHAC, AGM), 4.50%, 11/15/36(c)	8,511,135
1,910,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series C, 5.00%, 11/15/21	2,237,966
9,000,000	Middle Country Central School District At Centereach Cash Flow Management GO Notes, (State Aid Withholding), 2.00%, 06/27/17	9,066,690
2,500,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, 5.50%, 06/15/21	2,688,750
1,250,000	New York City Municipal Water Finance Authority Fiscal 2014 Refunding Revenue Bonds, Series CC-2, 5.00%, 06/15/18	1,256,450
2,500,000	New York City Transitional Finance Authority Building Aid Revenue Public Improvements Revenue Bonds, Series S-1, (State Aid Withholding), 5.00%, 07/15/24	3,084,875
11,030,000	New York City Transitional Finance Authority Building Aid Revenue Public Improvements Revenue Bonds, Series S-1, (State Aid Withholding), 5.00%, 07/15/25	13,779,779
1,350,000	New York City Transitional Finance Authority Future Tax Secured Advanced Refunding Revenue Bonds, Series C, 5.00%, 11/01/23	1,657,598
1,605,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, 5.00%, 05/01/22	1,764,858
Principal
Amount		Value
New York (continued)
$595,000	New York City Transitional Finance Authority Future Tax Secured Public Improvements Revenue Bonds, 5.00%, 05/01/22(c)	$653,643
1,230,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Series B, 5.00%, 11/01/17(c)	1,282,447
770,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Series B, 5.00%, 11/01/17	802,594
15,920,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series B, 5.00%, 11/01/21	18,776,366
3,025,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/18	3,268,966
1,045,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/19	1,166,690
2,425,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/21	2,860,094
935,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H, 5.00%, 11/01/18	1,010,408
1,535,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Bonds, Sub-Series H, 5.00%, 11/01/21	1,810,410
1,725,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Notes, 5.00%, 02/01/18	1,814,510
225,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue Notes, 5.00%, 02/01/18(c)	236,531

98

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
New York (continued)
$4,700,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.00%, 02/01/17	$4,750,290
515,000	New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Sub-Series, F-1, 5.00%, 02/01/19	560,722
600,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Sub-Series G, 5.00%, 11/01/20	689,675
1,235,000	New York City Transitional Finance Authority School Improvement Revenue Bonds, Sub-Series S-1A, (State Aid Withholding), 5.00%, 07/15/21	1,443,270
4,875,000	New York City Water & Sewer System Refunding Revenue Bonds, Series F-2, 0.65%, 06/15/33(b)	4,875,000
3,000,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Lien Series B-3V, 0.65%, 04/01/24(b)	3,000,000
700,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Series A-5-6, 5.00%, 04/01/17(d)	712,537
5,100,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 12/01/17	5,277,582
10,000,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 12/01/21	11,780,000
9,100,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/23	11,088,623
7,790,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/22	9,243,770
14,000,000	New York State Dormitory Authority Advance Refunding Revenue Bonds, Series E, 5.00%, 03/15/24	17,207,680
Principal
Amount		Value
New York (continued)
$900,000	New York State Dormitory Authority Economic Development & Housing Revenue Bonds, Series A, 4.00%, 12/15/16	$903,663
15,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, (State Appropriation), 5.00%, 08/15/18(c)	16,085
1,770,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, Series A, (State Appropriation), 4.50%, 08/15/17	1,822,427
1,000,000	New York State Dormitory Authority NYU Hospital Center Advance Refunding Revenue, 5.00%, 07/01/25	1,239,260
2,110,000	New York State Dormitory Authority Refunding Revenue Bonds, 5.00%, 08/15/18	2,264,621
15,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 12/15/20	17,295,600
4,160,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 02/15/26	5,099,786
765,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A (NATL-IBC), 5.88%, 05/15/17	786,206
4,500,000	New York State Dormitory Authority Refunding Revenue Bonds, Series E, 5.00%, 02/15/23	5,437,935
1,045,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/21	1,211,500
7,700,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 03/15/25	9,476,236
2,750,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series A, 5.00%, 02/15/27	3,449,133

99

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
New York (continued)
$3,770,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/17(c)	$3,829,378
230,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/17	233,682
2,850,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series G, 5.00%, 03/15/17	2,895,401
3,750,000	New York State Environmental Facilities Corp Water Utility Improvements Refunding Revenue, 5.00%, 06/15/25	4,744,800
3,800,000	New York State Thruway Authority Highway & Bridge Trust Fund Highway Improvements Refunding Revenue Bonds, Series B, 5.00%, 04/01/20	4,094,500
3,200,000	New York State Thruway Authority Highway & Bridge Trust Fund Highway Improvements Refunding Revenue Bonds, Series B, 5.00%, 04/01/20(c)	3,447,392
2,510,000	New York State Thruway Authority Highway & Bridge Trust Fund Highway Improvements Refunding Revenue Bonds, Series B, 5.00%, 04/01/21(c)	2,704,048
2,490,000	New York State Thruway Authority Highway & Bridge Trust Fund Highway Improvements Refunding Revenue Bonds, Series B, 5.00%, 04/01/21	2,682,502
1,420,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/17	1,442,621
1,430,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/20	1,611,782
Principal
Amount		Value
New York (continued)
$5,000,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/21	$5,471,500
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B, 5.00%, 04/01/21	2,084,414
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/17	406,371
8,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/21	9,187,680
2,000,000	New York State Urban Development Corp Advance Refunding Revenue Bonds, Series A, 5.00%, 03/15/24	2,458,240
6,720,000	New York State Urban Development Corp Personal Income Tax Advance Refunding Revenue, Series A, 5.00%, 03/15/25	8,365,459
1,000,000	New York State Urban Development Corp. Economic Improvements Revenue Bonds, Series A1, 4.00%, 12/15/16	1,004,070
4,705,000	New York State Urban Development Corp. Public Improvement Revenue Bonds, Series A-1, 5.00%, 03/15/22	5,583,047
3,550,000	Port Authority of New York & New Jersey Refunding Revenue Bonds, Series 189, 5.00%, 05/01/23	4,343,212
7,800,000	Rockville Centre Union Free School District Cash Flow Management GO Notes (State Aid Withholding), 2.00%, 06/23/17	7,856,784
14,390,000	Sales Tax Asset Receivable Corp. Fiscal 2015 Refunding Revenue Bonds, Series A, 5.00%, 10/15/26	17,931,379
4,015,000	Town of North Hempstead Cash Flow Management Refunding GO, Series B, 2.00%, 04/04/17	4,038,729

100

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
New York (continued)
$4,700,000	Triborough Bridge & Tunnel Authority Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/25	$5,917,488
3,000,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series B, 0.52%, 01/01/32(b)(d)	3,000,000
5,390,000	Triborough Bridge & Tunnel Authority Toll Road Refunding Revenue Bonds, Series B, 5.00%, 11/15/23	6,624,580
1,600,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds, 5.00%, 12/15/24	1,945,936
1,000,000	Utility Debt Securitization Authority Restructuring Refunding Revenue Bonds, Series TE, 5.00%, 12/15/18	1,005,340
6,500,000	Wappingers Central School District GO Refunding Notes, Series A (State Aid Withholding), 1.50%, 12/15/16	6,506,240
		442,115,835
North Carolina — 1.9%
680,000	Appalachian State University Refunding Revenue Bonds, 5.00%, 05/01/20	766,673
905,000	Buncombe County Refunding Revenue Bonds, 5.00%, 06/01/21	1,054,216
1,355,000	Cabarrus County School Improvement COP, 5.00%, 01/01/21	1,472,099
1,005,000	City of Charlotte Equipment Acquisition Refunding COP, 5.00%, 12/01/16	1,008,427
880,000	City of Charlotte NC Storm Water Current Refunding Revenue, 5.00%, 12/01/22	1,066,806
3,000,000	City of Charlotte Water & Sewer System Revenue Bonds, Series B, 0.58%, 07/01/36(b)	3,000,000
3,015,000	County of Mecklenburg Refunding GO, Series A, 5.00%, 12/01/22	3,670,763
3,325,000	County of Wake Advance Refunding Revenue, Series A, 5.00%, 12/01/26	4,248,752
Principal
Amount		Value
North Carolina (continued)
$2,840,000	County of Wake School Improvements GO, Series A, 5.00%, 04/01/17	$2,890,864
615,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/17	626,679
675,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/18	708,035
675,000	Dare County Refunding Revenue Bonds, Series D, 5.00%, 06/01/21	783,027
1,000,000	Durham Capital Financing Corp Advance Refunding Revenue Bonds, 5.00%, 12/01/25	1,256,400
325,000	North Carolina State University At Raleigh Refunding Revenue Bonds, Series A, 5.00%, 10/01/21	381,690
2,000,000	Orange County Public Facilities Co. Refunding Revenue Bonds, 5.00%, 10/01/21	2,346,780
10,000,000	State of North Carolina Refunding Revenue Bonds, Series B, 5.00%, 06/01/24	12,393,000
1,595,000	Town of Cary Public Improvements GO, 5.00%, 03/01/17	1,617,872
		39,292,083
Ohio — 2.6%
5,800,000	City of Columbus Cash Flow Management GO Notes, 1.75%, 08/04/17	5,844,834
2,500,000	City of Columbus GO, Series A, 5.00%, 02/15/22	2,982,050
3,500,000	City of Columbus GO, Series A, 4.00%, 08/15/25	4,129,125
2,000,000	City of Columbus Refunding GO, Series 5, 5.00%, 08/15/23	2,464,340
1,100,000	County of Cuyahoga Refunding Revenue Bonds, 5.00%, 12/01/22	1,334,949
1,000,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/26	1,228,590
1,665,000	County of Hamilton Sewer System Refunding Revenue Bonds, Series A, 5.00%, 12/01/27	2,040,025

101

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Ohio (continued)
$1,000,000	Greater Cleveland Regional Transit Authority Capital Improvements Advance Refunding Revenue Bonds, 5.00%, 12/01/23	$1,228,900
2,365,000	Ohio State Building Authority Facilities Administration Building Project Refunding Revenue Bonds, Series B, (NATL-RE, FGIC), 5.00%, 10/01/18	2,547,838
5,000,000	Ohio State Water Development Authority Refunding Revenue Bonds, Series B, 5.00%, 06/01/22	5,989,250
3,000,000	Ohio Water Development Authority Revenue Bonds, 5.00%, 06/01/26	3,828,930
320,000	RiverSouth Authority Area Redevelopment Refunding Revenue Bonds, 5.00%, 06/01/24	387,002
1,000,000	State of Ohio Capital Facilities Lease Appropriation Refunding Revenue Bonds, 5.00%, 10/01/17	1,039,070
210,000	State of Ohio Highway Improvements Revenue Bonds, 5.00%, 12/15/24	260,711
6,630,000	State of Ohio Highway Improvements Revenue Bonds, Series 2016-1, 4.00%, 12/15/17	6,869,144
2,000,000	State of Ohio Highway Improvements Revenue Bonds, Series 2016-1, 5.00%, 12/15/20	2,301,740
2,000,000	State of Ohio Mental Health Facility Improvements Revenue, 5.00%, 06/01/25	2,485,000
2,465,000	State of Ohio Public Improvements Revenue Bonds, Series A, 5.00%, 02/01/24	3,009,666
2,000,000	University of Cincinnati Advance Refunding Revenue, Series A, 5.00%, 06/01/26	2,524,560
1,730,000	University of Cincinnati College & University Refunding Revenue Bonds, Series A, (State Appropriation), 5.00%, 06/01/17	1,773,008
		54,268,732
Principal
Amount		Value
Oklahoma — 0.2%
$1,795,000	University of Oklahoma Refunding Revenue Bonds, Series A, 3.00%, 07/01/17	$1,820,740
2,500,000	University of Oklahoma Refunding Revenue Bonds, Series A, 5.00%, 07/01/25	3,091,400
		4,912,140
Oregon — 0.6%
1,300,000	City of Portland Water System Refunding Revenue Bonds, Series A, 5.00%, 05/01/17	1,327,872
400,000	Clackamas County School District No 86 Canby Refunding Revenue Bonds GO, Series A, (School Board GTY), 3.00%, 06/15/17	405,523
815,000	Lane County School District No 19 Springfield School Improvements GO, Series B, (AGM, School Board GTY), 5.00%, 06/15/17	835,750
5,500,000	State of Oregon Cash Flow Management GO Notes, Series A, 2.00%, 06/30/17	5,548,950
1,755,000	Washington & Multnomah Counties School District No 48J Beaverton Refunding GO, Series B, (School Board GTY), 4.00%, 06/15/19	1,890,153
2,200,000	Yamhill Clackamas & Washington Counties School District No 29J Newberg Refunding GO (NATL-RE, School Board GTY), 5.50%, 06/15/17	2,262,766
		12,271,014
Pennsylvania — 1.9%
20,065,000	Commonwealth of Pennsylvania Public Improvements GO, Series 2, 5.00%, 09/15/17	20,803,593
10,000,000	Commonwealth of Pennsylvania Public Improvements GO, Series 2, 5.00%, 09/15/20	11,334,100
1,000,000	Lancaster County Hospital Authority Advance Refunding Revenue Bonds, 5.00%, 08/15/26	1,253,220

102

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Pennsylvania (continued)
$3,000,000	Pennsylvania State University Advance Refunding Revenue, Series B, 5.00%, 09/01/26	$3,811,560
1,240,000	Pennsylvania State University, University and College Improvements Revenue, Series A, 5.00%, 09/01/26	1,575,445
		38,777,918
Rhode Island — 0.6%
6,950,000	Rhode Island Commerce Corp Grant Anticipation Current Refunding Revenue, 5.00%, 06/15/23	8,336,108
3,000,000	Rhode Island Convention Center Authority Refunding Revenue Bonds, Series A, 5.00%, 05/15/22	3,534,570
705,000	Rhode Island Health & Educational Building Corp. Town of East Greenwich Revenue Bonds, Series A, (Municipal Government GTY), 4.00%, 05/15/18	737,987
		12,608,665
South Carolina — 2.6%
1,865,000	City of Charleston Waterworks & Sewer System Advance Refunding Revenue Bonds, 5.00%, 01/01/24	2,312,320
4,530,000	County of Charleston Refunding GO, Series A, 5.00%, 11/01/21	5,364,471
880,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 4.00%, 03/01/17	889,627
2,090,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/18	2,204,532
1,635,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/20	1,839,915
4,060,000	Lexington County School District No 2 School Improvements GO (South Carolina School District), 5.00%, 03/01/26	5,123,192
Principal
Amount		Value
South Carolina (continued)
$5,000,000	Richland County School District No 1 School Improvements GO Notes (South Carolina School District), 2.00%, 03/01/17	$5,021,050
10,000,000	South Carolina Association of Governmental Organizations Cash Flow Management Certificate of Participation, (South Carolina School District), 2.00%, 04/14/17	10,057,500
16,420,000	South Carolina Association of Governmental Organizations Cash Flow Management Certificate of Participation, (South Carolina School District) Series A, 3.00%, 03/01/17	16,543,807
330,000	State of South Carolina University & College Improvements GO, Series B, 5.00%, 03/01/19	361,013
680,000	State of South Carolina University & College Improvements GO, Series E (State Aid Withholding), 5.00%, 03/01/19	743,906
3,500,000	Town of Lexington Waterworks & Sewer System Refunding Revenue Notes, 2.50%, 12/01/16	3,505,565
		53,966,898
Tennessee — 0.4%
5,000,000	Metropolitan Government of Nashville & Davidson County Advance Refunding GO, 5.00%, 01/01/25	6,247,950
900,000	Tennessee State School Bond Authority Refunding Revenue Bonds (State Aid Intercept Program), 5.00%, 11/01/25	1,120,365
		7,368,315
Texas — 14.3%
4,220,000	Alamo Community College District Refunding GO, 4.00%, 02/15/17	4,261,483
3,630,000	Alief Independent School District School Improvements Refunding GO, (PSF-GTD), 5.00%, 02/15/25	4,507,480

103

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Texas (continued)
$860,000	Alvin Independent School District Improvements Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/25	$1,067,888
1,720,000	Alvin Independent School District Improvements Refunding GO, Series A, (PSF-GTD), 5.00%, 02/15/26	2,156,811
1,100,000	Amarillo College District Refunding GO, 4.00%, 02/15/20	1,196,624
485,000	Aransas Pass Independent School District Improvements GO, (PSF-GTD), 5.00%, 02/15/23	586,414
4,340,000	Austin Community College District Refunding GO, 5.00%, 08/01/27	5,409,072
1,000,000	Austin Independent School District Refunding GO, Series B, (PSF-GTD), 5.00%, 08/01/21	1,170,690
400,000	Beaumont Independent School District Improvements GO, (PSF-GTD), 4.00%, 02/15/18	415,991
5,310,000	Beaumont Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/26	6,699,574
1,075,000	Bonham Independent School District Improvements GO, (PSF-GTD), 5.00%, 08/01/27	1,346,233
1,605,000	Brock Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	2,014,564
1,000,000	Burleson Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/01/25	1,254,140
1,000,000	City of Austin Water & Wastewater System Advance Refunding Revenue Bonds, Series A, 5.00%, 11/15/21	1,181,310
2,535,000	City of Cedar Park Public Improvements Refunding GO, 5.00%, 02/15/20	2,838,947
4,020,000	City of College Station Improvements Advance Refunding GO, 5.00%, 02/15/25	5,005,704
Principal
Amount		Value
Texas (continued)
$935,000	City of Conroe Public Improvements GO, 5.00%, 03/01/25	$1,143,112
2,075,000	City of Denton Public Improvements GO, 5.00%, 02/15/23	2,514,423
1,715,000	City of Denton Public Improvements GO, 5.00%, 02/15/24	2,109,038
1,290,000	City of Denton Public Improvements GO, 5.00%, 02/15/28	1,591,757
830,000	City of El Paso Municipal Drainage Utility System Sewer Improvement Revenue Bonds, 5.00%, 03/01/24	1,018,584
350,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/25	427,363
1,250,000	City of El Paso Water & Sewer Refunding Revenue Bonds, 5.00%, 03/01/26	1,514,825
6,635,000	City of Fort Worth General Purpose Refunding GO, 5.00%, 03/01/17	6,729,482
5,145,000	City of Fort Worth Water & Sewer System Improvements Revenue, 5.00%, 02/15/25	6,406,554
300,000	City of League Waterworks & Sewer GO, Series A, 5.00%, 02/15/22	353,303
1,325,000	City of Lubbock Prerefunded Public Improvements GO, 5.25%, 02/15/20(c)	1,451,471
450,000	City of Lubbock Unrefunded Public Improvements GO, 5.25%, 02/15/20	494,618
2,240,000	City of McKinney Waterworks & Sewer System Revenue Sewer Improvements, 5.00%, 03/15/25	2,778,675
2,360,000	City of McKinney Waterworks & Sewer System Revenue Sewer Improvements, 5.00%, 03/15/26	2,952,808
2,440,000	City of Plano Advance Refunding GO, 5.00%, 09/01/23	2,986,877
1,180,000	City of Plano Waterworks & Sewer System Water Utility Improvement Revenue Bonds, 5.00%, 05/01/26	1,488,228

104

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount		Value
Texas (continued)
$2,850,000	City Public Service Board of San Antonio Electric & Gas Refunding Revenue, 5.00%, 02/01/26	$3,601,232
1,430,000	Clear Creek Independent School District GO, (PSF-GTD), Series B, 3.00%, 02/15/35(b)	1,452,952
1,505,000	Clint Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,889,046
1,195,000	Connally Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,493,344
2,130,000	County of Bexar Advance Refunding GO, 5.00%,06/15/26	2,648,676
4,410,000	County of Bexar Refunding GO, 5.00%, 06/15/22	5,272,508
675,000	County of Collin Advance Refunding GO, 5.00%, 02/15/24	833,740
3,440,000	County of Dallas Public Improvements GO, 5.00%, 08/15/26	4,377,297
1,500,000	County of Denton Advance Refunding GO, 5.00%, 07/15/24	1,865,595
1,590,000	County of Harris Advance Refunding Revenue, Series A, 5.00%, 08/15/25	1,994,273
1,000,000	County of Williamson Limited Tax Refunding GO, 5.00%, 02/15/21	1,159,990
360,000	Crystal City Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/26	442,055
1,095,000	Cypress-Fairbanks Independent School District Refunding GO, Series A, (PSF-GTD), 4.00%, 02/15/17	1,105,326
4,000,000	Cypress-Fairbanks Independent School District School Improvements GO, Series B-2 (PSF-GTD), 3.00%, 02/15/40(b)	4,064,440
2,000,000	Dallas Area Rapid Transit Refunding Revenue Bonds, Series A, 5.00%, 12/01/25	2,479,120
Principal
Amount		Value
Texas (continued)
$4,450,000	Dallas Independent School District School Improvement School Building GO, (PSF-GTD), Series B-1, 3.00%, 02/15/36(b)	$4,478,614
1,120,000	Dayton Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/22	1,319,002
245,000	Deer Park Independent School District Limited Tax GO, (AGM), 5.00%, 02/15/17	248,031
1,085,000	Denver City Independent School District School Building GO, Series A, (PSF-GTD), 5.00%, 02/15/25	1,344,456
2,665,000	Eagle Mountain & Saginaw Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	3,345,055
2,335,000	Eagle Mountain & Saginaw Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/27	2,907,822
3,000,000	Edinburg Consolidated Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/25	3,714,780
1,500,000	El Paso Independent School District Refunding GO (PSF-GTD), 5.00%, 08/15/25	1,839,780
520,000	Forsan Independent School District Refunding GO (PSF-GTD), 4.00%, 02/15/17	524,904
6,000,000	Fort Bend Independent School District Refunding GO, (PSF-GTD), Series A, 5.00%, 08/15/25	7,388,460
2,000,000	Fort Worth Independent School District School Building GO, (PSF-GTD), 5.00%, 02/15/22	2,371,000
885,000	Frenship Independent School District Refunding GO (PSF-GTD), 5.00%, 02/15/26	1,073,443
250,000	Frisco Independent School District School Building GO, Series A, (PSF-GTD), 6.13%, 08/15/21	273,428

105

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Texas (continued)
$2,500,000	Frisco Independent School District School Improvements GO, Series A, (PSF-GTD), 5.00%, 08/15/25	$3,147,175
1,385,000	Goose Creek Consolidated Independent School District Advance Refunding GO, (PSF-GTD), Series A, 5.00%, 02/15/25	1,733,078
13,000,000	Goose Creek Consolidated Independent School District School Improvements GO, Series B, (PSF-GTD), 3.00%, 02/15/35(b)	13,208,650
1,000,000	Harris County Refunding GO, Series C, (AGM), 5.25%, 08/15/19	1,116,060
2,730,000	Hays Consolidated Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/27	3,443,322
2,030,000	Houston Community College System University & College Improvements Revenue Bonds (AGM), 5.25%, 04/15/21	2,153,871
960,000	Houston Community College System University & College Improvements Revenue Bonds (AGM), 5.25%, 04/15/21(c)	1,020,739
3,750,000	Houston Independent School District School Improvement Refunding GO, (PSF-GTD), Series A, 5.00%, 02/15/25	4,685,888
6,000,000	Houston Independent School District School Improvements GO, Series 2014A-1A, (PSF-GTD), 2.00%, 06/01/39(b)(d)	6,037,260
2,455,000	Irving Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/24	3,019,061
585,000	Kaufman Independent School District School Building Refunding GO, (PSF-GTD), 5.00%, 02/15/24	720,311
500,000	Kaufman Independent School District School Building Refunding GO, (PSF-GTD), 5.00%, 02/15/25	623,909
5,000,000	Klein Independent School District Advance Refunding GO, (PSF-GTD), Series A, 5.00%, 08/01/26	6,225,000
Principal Amount		Value
Texas (continued)
$1,860,000	Longview Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	$2,248,926
1,760,000	Longview Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/24	2,165,733
1,335,000	Longview Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/26	1,684,356
2,670,000	Magnolia Independent School District School Improvement Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/25	3,351,331
3,410,000	Manor Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/01/24	4,226,013
1,085,000	Mercedes Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 08/15/22	1,296,586
1,005,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A, 5.00%, 08/15/23	1,223,799
1,060,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A, 5.00%, 08/15/24	1,309,630
1,110,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series A, 5.00%, 08/15/25	1,386,101
1,435,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B, 5.00%, 08/15/23	1,747,414
1,650,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B, 5.00%, 08/15/25	2,060,421
585,000	Mesquite Independent School District Advance Refunding GO, (PSF-GTD), Series B, 5.00%, 08/15/26	739,633
1,405,000	Mission Consolidated Independent School District Refunding Revenue Bonds, (PSF-GTD), 3.25%, 02/15/17	1,415,271

106

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Texas (continued)
$1,505,000	Northside Independent School District School Improvements GO, (PSF-GTD), 5.00%, 08/15/26	$1,908,927
1,145,000	Palestine Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	1,380,607
250,000	Pasadena Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/22	296,095
1,105,000	Pasadena Independent School District GO, (PSF-GTD), 5.00%, 02/15/17	1,118,536
750,000	Pharr San Juan Alamo Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/01/27	919,568
1,525,000	Plano Independent School District School Improvement GO, (PSF-GTD), 5.00%, 02/15/23	1,845,921
2,595,000	Port Arthur Independent School District Advance Refunding GO, (PSF-GTD), Series B, 5.00%, 02/15/25	3,224,521
1,000,000	Prosper Independent School District School Building School Improvement GO, (PSF-GTD), 5.00%, 02/15/25	1,237,400
265,000	Red Oak Independent School District School Improvements GO (PSF-GTD), 5.00%, 08/15/18(c)	273,713
260,000	Red Oak Independent School District School Improvements GO (PSF-GTD), 5.00%, 08/15/18	268,757
925,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/22	1,101,990
1,020,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/23	1,237,678
1,075,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/24	1,326,400
1,000,000	Roma Independent School District Refunding GO, (PSF-GTD), 5.00%, 08/15/25	1,247,830
Principal Amount		Value
Texas (continued)
$705,000	San Elizario Independent School District School Improvements GO, (PSF-GTD), 5.00%, 05/01/25	$881,335
145,000	Seagraves Independent School District School Building GO, (PSF-GTD), 4.00%, 02/15/19	153,878
1,450,000	Spring Independent School District Advance Refunding GO (PSF-GTD), 5.00%, 08/15/27	1,824,463
1,000,000	Spring Independent School District Advance Refunding GO, (PSF- GTD), 5.00%, 08/15/26	1,269,410
2,695,000	State of Texas Public Finance Authority Refunding GO, 5.00%, 10/01/20	3,090,680
6,500,000	State of Texas Transportation Commission Highway Improvement GO, 5.00%, 04/01/25	8,151,260
1,390,000	Texas State University Systems University and College Improvement Revenue Bonds, 5.00%, 03/15/17	1,412,143
6,950,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/20	7,970,399
5,785,000	Texas Transportation Commission State Highway Fund First Tier Advance Refunding Revenue Bonds, 5.00%, 10/01/24	7,216,672
1,070,000	Texas Transportation Commission State Highway Fund Highway Improvements First Tier Revenue Bonds, 5.00%, 04/01/17	1,088,800
4,850,000	Tyler Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/15/23	5,851,234
500,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/22	601,499
1,680,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/23	2,059,075
1,235,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/24	1,537,019

107

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Texas (continued)
$2,085,000	United Independent School District GO, (PSF-GTD), 5.00%, 08/15/25	$2,626,683
220,000	University of North Texas Prerefunded Refunding Revenue, 5.00%, 04/15/20	248,728
420,000	University of North Texas Prerefunded Refunding Revenue, 5.00%, 04/15/21(c)	488,359
1,480,000	University of North Texas Unrefunded Refunding Revenue, 5.00%, 04/15/20(c)	1,669,499
2,810,000	University of North Texas Unrefunded Refunding Revenue, 5.00%, 04/15/21(c)	3,256,790
2,075,000	University of Texas Financing Systems Refunding Revenue Bonds, Series A, 5.00%, 08/15/17	2,144,886
2,000,000	University of Texas System University and College Improvements Revenue, Series D, 5.00%, 08/15/23	2,452,720
145,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC), 5.00%, 12/01/17	151,538
1,940,000	Waco Independent School District Advance Refunding GO, (PSF- GTD), 5.00%, 08/15/27	2,460,677
640,000	Wall Independent School District School Improvements GO, (PSF-GTD), 5.00%, 02/15/27	778,246
1,370,000	Wichita Falls Independent School District Advance Refunding GO, (PSF-GTD), 5.00%, 02/01/25	1,710,418
1,210,000	Wichita Falls Independent School District School Improvements GO (PSF-GTD), 5.00%, 02/01/23	1,460,712
		294,517,016
Utah — 1.9%
1,975,000	Alpine School District School Building GO, (School Board GTY), 5.00%, 03/15/21	2,198,274
Principal Amount		Value
Utah (continued)
$23,100,000	County of Salt Lake Cash Flow Management GO Notes, 2.00%, 12/29/16	$23,150,820
13,000,000	Salt Lake City Corp Cash Flow Management GO Notes, 2.00%, 06/30/17	13,109,590
1,085,000	Uintah County School District Refunding GO, (School Board GTY), 5.00%, 02/01/24	1,339,704
		39,798,388
Virginia — 3.6%
155,000	City of Norfolk Water Refunding Revenue Bonds, 5.00%, 11/01/22	183,779
5,000,000	County of Arlington Refunding GO, Series B, 5.00%, 08/15/25	6,368,900
600,000	County of Prince William Facilities Refunding COP, 4.00%, 10/01/17	617,333
1,350,000	Fairfax County Economic Development Authority Community Services Facilities Project Revenue Bonds, Series A, 4.50%, 03/01/20	1,497,218
3,000,000	Hampton Roads Sanitation District Refunding Revenue Bonds, Series B, 0.62%, 08/01/46(b)	3,000,000
1,170,000	Prince William County Industrial Development Authority Public Improvements Refunding Revenue Bonds, Series A, 5.00%, 10/01/24	1,455,632
1,000,000	Virginia College Building Authority Advance Refunding Revenue, Series A, 5.00%, 09/01/28	1,252,240
2,000,000	Virginia College Building Authority Public Higher Education Refunding Revenue Bonds, Series B (State Aid Intercept Program), 5.00%, 09/01/21	2,290,740
6,450,000	Virginia Commonwealth Transportation Board Current Refunding Revenue, 5.00%, 05/15/17	6,598,802
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 03/15/23	5,933,100

108

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Virginia (continued)
$2,465,000	Virginia Public Building Authority Revenue Bonds, Series A, 5.00%, 08/01/21	$2,889,473
1,250,000	Virginia Public Building Authority Revenue Bonds, Series B (State Appropriation), 5.00%, 08/01/21	1,385,363
5,000,000	Virginia Public School Authority Advance Refunding Revenue Bonds, 5.00%, 02/01/24	6,159,250
2,450,000	Virginia Public School Authority Advance Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 08/01/24	3,052,406
5,000,000	Virginia Public School Authority Refunding Revenue Bonds, Series A, (State Aid Withholding), 5.00%, 08/01/25	6,312,150
8,010,000	Virginia Public School Authority School Improvements Revenue Bonds, Series II, 5.00%, 04/15/17	8,166,275
1,500,000	Virginia Resources Authority Advance Refunding Revenue, 5.00%, 11/01/26	1,929,345
1,150,000	Virginia Resources Authority Refunding Revenue Bonds, 5.00%, 11/01/25	1,433,533
10,000,000	Virginia Resources Authority Refunding Revenue Bonds, Series B, 5.00%, 10/01/25	12,441,300
		72,966,839
Washington — 2.5%
1,025,000	Benton County School District No 17 Kennewick School Improvements GO, (School Board GTY), 5.00%, 12/01/21	1,208,004
430,000	Benton County School District No 17 Kennewick School Improvements GO, (School Board GTY), 5.00%, 12/01/23	526,491
100,000	CDP-King County III Lease King Street Center Project Refunding Revenue Bonds, (NATL-RE), 5.00%, 06/01/17	102,363
Principal Amount		Value
Washington (continued)
$1,050,000	Chelan County School District No 228 Cascade School Improvements GO, (School Board GTY), 5.00%, 12/01/26	$1,310,862
1,600,000	Clark County Public Utility District No 1 Refunding Revenue Bonds, 5.00%, 01/01/27	1,971,312
2,525,000	Clark County School District No 117 Camas Refunding GO, (School Board GTY), 5.00%, 12/01/17	2,639,963
1,390,000	Clark County School District No 117 Camas School Improvements GO, (School Board GTY), 5.00%, 12/01/24	1,738,404
5,500,000	Energy Northwest Refunding Revenue Bonds, 5.00%, 07/01/25	6,895,460
800,000	Island County School District No 201 Oak Harbor School Improvements GO, (School Board GTY), 5.00%, 12/01/16	802,728
680,000	King County Public Transportation Sales Tax Refunding GO, 4.00%, 12/01/18	723,289
1,035,000	King County Refunding GO, 5.00%, 07/01/25	1,286,195
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY), 5.00%, 12/01/20	1,627,605
1,000,000	King County Sewer Improvements GO, Series B, 0.57%, 01/01/40(b)	1,000,000
1,180,000	Nooksack Valley School District No 506 School Improvements GO, (School Board GTY), 5.00%, 12/01/24	1,451,719
750,000	Port of Seattle Inter Lien Refunding Revenue Bonds, 5.00%, 02/01/27	930,443
1,320,000	Skagit County Consolidated School District No 320 Mount Vernon School Improvements Refunding GO, (School Board GTY), 5.00%, 12/01/23	1,626,134
5,000,000	Snohomish County School District No 201 Refunding GO (School Board GTY), 5.00%, 12/01/25	6,156,450

109

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal Amount		Value
Washington (continued)
$1,315,000	Spokane County School District No 363 West Valley Refunding GO, (School Board GTY), 5.00%, 12/01/18	$1,420,621
5,000,000	State of Washington Advance Refunding GO, Series B, 5.00%, 07/01/26	6,259,300
1,000,000	State of Washington Public Improvements Advance Refunding COP, (State Higher Education Intercept Program), 3.00%, 07/01/17	1,014,670
800,000	State of Washington Refunding GO, Series R-2012C, 5.00%, 07/01/23	960,552
3,250,000	State of Washington Senior 520 Corridor Program Highway Improvements Revenue Bonds, 5.00%, 09/01/19	3,594,240
325,000	Washington Health Care Facilities Authority Advance Refunding Revenue Bonds, Series B, 5.00%, 08/15/24	399,679
4,435,000	Yakima County School District No 7 Yakima Advance Refunding GO, (School Board GTY), 5.00%, 12/01/24	5,523,881
		51,170,365
West Virginia — 0.0%
125,000	West Virginia University Revenue Bonds, Series A, (NATL-RE), 5.50%, 04/01/17	127,463
Total Municipal Bonds (Cost $1,979,470,384)		2,004,832,746

Shares		Value
INVESTMENT COMPANY — 2.4%
50,327,400	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	$50,327,400
Total Investment Company (Cost $50,327,400)		50,327,400

TOTAL INVESTMENTS — 100.0% (Cost $2,029,797,784)(a)		$2,055,160,146
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(24,476)
NET ASSETS — 100.0%		$2,055,135,670

(a)	Cost for federal income tax purposes is $2,029,837,226 and net unrealized appreciation of investments is as follows:
	Unrealized appreciation	$31,522,220
	Unrealized depreciation	(6,199,300)
	Net unrealized appreciation	$25,322,920
(b)	Variable rate security. Rate shown is the rate as of October 31, 2016.
(c)	These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.
(e)	Rate shown represents current yield at October 31, 2016.

AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by AMBAC Indemnity Corp.
BAM — Build America Mutual Assurance Co.
BHAC — Berkshire Hathaway Assurance Corp.
COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
GO — General Obligations
GTY — Guaranty
NATL-RE — Insured by National Public Finance Guarantee Corp.
NATL-IBC — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount
PSF-GTD — Permanent School Fund Guarantee
Q–SBLF — Qualified-School Bond Loan Fund
XLCA — XL Capital Insurance

110

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2016

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP FUND
ASSETS:
Investments, at fair value	$1,245,416,702	$14,625,477,895	$5,470,865,970
Foreign currency, at value (Cost $0, $1,818,978 and $8,547,987, respectively)	—	1,820,586	8,569,509
Cash	189	316	6,942,035
Due from brokers for collateral	—	5,190,000	—
Dividends and interest receivable	1,789,568	20,174,616	5,767,450
Receivable for Fund shares sold	305,869	1,314,943	4,046,079
Receivable for investments sold	—	13,004,503	14,105,338
Unrealized appreciation on forward foreign currency exchange contracts	—	7,438,173	74,658
Prepaid expenses	35,547	97,861	58,219
Total Assets	1,247,547,875	14,674,518,893	5,510,429,258
LIABILITIES:
Payable to brokers for collateral	—	7,220,000	—
Payable for Fund shares redeemed	356,161	14,011,793	9,073,836
Payable for investments purchased	—	40,793,010	24,083,035
Deferred tax liability (Note 9)	—	3,253,874	460,230
Accrued expenses and other payables:
Investment advisory	658,124	9,503,642	3,514,054
Administration	65,628	725,759	276,118
Shareholder servicing fee	199,566	2,338,769	880,671
Custody	26,035	394,627	176,134
Legal and Audit	23,658	188,676	107,950
Other	21,696	197,491	233,705
Total Liabilities	1,350,868	78,627,641	38,805,733
NET ASSETS	$1,246,197,007	$14,595,891,252	$5,471,623,525
NET ASSETS consist of:
Capital paid-in	$1,156,576,501	$12,491,267,864	$4,109,704,355
Accumulated undistributed net investment income	9,635,381	88,579,044	17,748,968
Accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions	(23,480,137)	132,750,759	293,585,521
Net unrealized appreciation on investments and foreign currency transactions	103,465,262	1,883,293,585	1,050,584,681
NET ASSETS	$1,246,197,007	$14,595,891,252	$5,471,623,525
Net Asset Value, maximum offering price and redemption price per share	$13.69	$12.95	$15.81
Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	91,008,066	1,126,733,221	346,052,477
INVESTMENTS, AT COST	$1,141,918,771	$12,745,791,672	$4,419,764,380

See Notes to Financial Statements.

111

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2016

STRATEGIC OPPORTUNITIES FUND[a]
ASSETS:
Investments, at fair value	$5,923,004,377
Cash	96,161
Segregated cash for futures contracts (Note 6)	5,934,812
Segregated cash for options written	26,428,463
Due from brokers for collateral	7,890,000
Due from broker for securities sold short	8,519,773
Structured option contracts, at value (premium received $4,812,347)	122,605,670
Dividends and interest receivable	9,448,681
Receivable for Fund shares sold	830,112
Receivable for investments sold	63,419,696
Unrealized appreciation on swap contracts	13,464,987
Unrealized appreciation on forward foreign currency exchange contracts	4,431,594
Variation margin	295,087
Prepaid expenses	69,306
Total Assets	6,186,438,719
LIABILITIES:
Foreign currency, at value (Cost $246,771)	247,813
Payable to brokers for collateral	94,672,000
Securities sold short, at value (premium received $17,084,707)	18,955,909
Written option contracts, at value (premium received $2,311,191)	462,500
Structured option contracts, at value (premium received $910,047)	15,846,405
Payable for Fund shares redeemed	6,847,509
Payable for investments purchased	94,770,674
Unrealized depreciation on swap contracts	1,980,169
Unrealized depreciation on forward foreign currency exchange contracts	12,666,197
Deferred tax liability (Note 9)	4,779
Accrued expenses and other payables:
Investment advisory	4,120,303
Administration	303,447
Shareholder servicing fee	943,330
Custody	32,513
Legal and Audit	330,077
Other	201,904
Total Liabilities	252,385,529
NET ASSETS	$5,934,053,190
NET ASSETS consist of:
Capital paid-in	$5,911,402,327
Accumulated undistributed net investment income	85,974,455
Accumulated undistributed net realized loss on investments, securities sold short, futures contracts, swap contracts, written options and foreign currency transactions	(177,943,908)
Net unrealized appreciation on investments, securities sold short, futures contracts, swap agreements, written options and foreign currency transactions	114,620,316
NET ASSETS	$5,934,053,190
Net Asset Value, maximum offering price and redemption price per share	$7.41
Number of shares authorized	3,500,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	800,476,399
INVESTMENTS, AT COST	$5,912,410,579

[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

112

Old Westbury Funds, Inc.
Statements of Assets and Liabilities - (Continued)
October 31, 2016

	FIXED INCOME FUND	MUNICIPAL BOND FUND
ASSETS:
Investments, at fair value	$786,002,999	$2,055,160,146
Cash	52	22
Dividends and interest receivable	3,838,953	20,705,300
Receivable for Fund shares sold	170,055	488,530
Receivable for investments sold	1,959,020	2,466,329
Prepaid expenses	35,876	42,157
Total Assets	792,006,955	2,078,862,484
LIABILITIES:
Payable for Fund shares redeemed	410,045	5,990,027
Payable for investments purchased	5,755,273	16,702,090
Accrued expenses and other payables:
Investment advisory	267,824	631,430
Administration	41,346	102,103
Shareholder servicing fee	62,004	163,430
Custody	9,301	24,514
Legal and Audit	22,270	40,294
Other	22,349	72,926
Total Liabilities	6,590,412	23,726,814
NET ASSETS	$785,416,543	$2,055,135,670
NET ASSETS consist of:
Capital paid-in	$785,706,468	$2,018,664,021
Accumulated undistributed (distributions in excess of) net investment income	770,831	1,776,685
Accumulated undistributed net realized gain/(loss) on investments	(6,763,291)	9,332,602
Net unrealized appreciation on investments	5,702,535	25,362,362
NET ASSETS	$785,416,543	$2,055,135,670
Net Asset Value, maximum offering price and redemption price per share	$11.28	$12.09
Number of shares authorized	2,000,000,000	2,000,000,000
SHARES OF CAPITAL STOCK OUTSTANDING	69,650,878	170,018,932
INVESTMENTS, AT COST	$780,300,464	$2,029,797,784

See Notes to Financial Statements.

113

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2016

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	SMALL & MID CAP FUND
INVESTMENT INCOME:
Interest	$14,214	$642,832	$399,463
Dividends	25,332,466	261,664,175	95,486,324
Foreign tax withheld	(1,248,478)	(13,240,480)	(4,585,939)
Total investment income	24,098,202	249,066,527	91,299,848
EXPENSES:
Investment advisory fees	7,731,832	113,735,206	45,024,450
Shareholder servicing fees	2,327,277	27,965,052	10,593,988
Administration and Accounting fees	550,432	6,338,972	2,416,889
Custodian fees	674,656	4,737,396	1,567,129
Directors fees and expenses	35,433	419,869	165,947
Insurance premiums	25,264	77,882	43,020
Interest expense	—	—	6,510
Legal and Audit fees	78,977	778,556	345,449
Printing and postage fees	10,147	126,929	52,114
Registration fees	37,712	95,925	38,098
Transfer agent fees	133,369	1,461,011	561,903
Miscellaneous expenses	19,753	85,922	395,964
Total expenses	11,624,852	155,822,720	61,211,461
Expenses waived by Adviser (Note 7)	—	—	(2,408,316)
Net expenses	11,624,852	155,822,720	58,803,145
NET INVESTMENT INCOME	12,473,350	93,243,807	32,496,703
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gains/(loss) on:
Investments	(23,423,138)	232,114,784	329,352,819
Foreign currency transactions	30,892	(61,705,570)	(699,586)
Net change in unrealized appreciation/(depreciation) on:
Investments	26,412,335	56,443,001	(65,888,231)
Foreign currency transactions	(31,549)	(8,702,465)	(5,348,164)
Foreign deferred taxes on unrealized appreciation	—	(3,097,777)	(325,234)
Net realized and change in unrealized gain/(loss) on investments, foreign currency transactions, net of foreign taxes	2,988,540	215,051,973	257,091,604
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,461,890	$308,295,780	$289,588,307

See Notes to Financial Statements.

114

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2016

STRATEGIC OPPORTUNITIES FUND[a]
INVESTMENT INCOME:
Interest	$117,387,010
Dividends	66,347,213
Foreign tax withheld	(867,478)
Total investment income	182,866,745
EXPENSES:
Investment advisory fees	65,600,718
Shareholder servicing fees	12,745,144
Administration and Accounting fees	2,954,633
Custodian fees	520,259
Directors fees and expenses	195,662
Insurance premiums	49,854
Interest expense	44,017
Legal and Audit fees	725,661
Printing and postage fees	63,395
Registration fees	69,595
Transfer agent fees	673,575
Miscellaneous expenses	421,543
Total expenses	84,064,056
Expenses waived by Adviser (Note 7)	(7,549,178)
Net expenses	76,514,878
NET INVESTMENT INCOME	106,351,867
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS, NET OF FOREIGN TAXES:
Net realized gain/(loss) on:
Investments	(199,391,026)
Futures contracts	(47,622,043)
Swap agreements	(14,912,109)
Written options and structured options	127,970,350
Foreign currency transactions	(40,586,755)
Net change in unrealized appreciation/(depreciation) on:
Investments	57,503,666
Securities sold short	(1,871,202)
Futures contracts	(2,378,811)
Swap agreements	16,739,280
Written options and structured options	11,729,439
Foreign currency transactions	(3,955,783)
Foreign deferred taxes on unrealized appreciation	81,542
Net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions, net of foreign taxes	(96,693,452)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,658,415

[a]	Consolidated Statement of Operations.

See Notes to Financial Statements.

115

Old Westbury Funds, Inc.
Statements of Operations - (Continued)
For the Year Ended October 31, 2016

	FIXED INCOME FUND	MUNICIPAL BOND FUND
INVESTMENT INCOME:
Interest	$11,363,038	$30,039,866
Dividends	5,369	86,007
Total investment income	11,368,407	30,125,873
EXPENSES:
Investment advisory fees	2,915,164	6,758,557
Shareholder servicing fees	1,332,582	3,433,461
Administration and Accounting fees	320,415	786,142
Custodian fees	99,944	257,510
Directors fees and expenses	20,635	52,635
Insurance premiums	22,935	26,297
Legal and Audit fees	47,890	104,286
Printing and postage fees	2,901	14,218
Registration fees	35,973	80,120
Transfer agent fees	81,431	189,192
Miscellaneous expenses	18,797	66,498
Total expenses	4,898,667	11,768,916
Expenses waived by Shareholder Servicing Agent (Note 7)	(666,291)	(1,716,731)
Net expenses	4,232,376	10,052,185
NET INVESTMENT INCOME	7,136,031	20,073,688
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	2,141,711	9,373,093
Net change in unrealized appreciation/(depreciation) on:
Investments	2,875,205	(747,741)
Net realized and change in unrealized gain/(loss) on investments	5,016,916	8,625,352
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,152,947	$28,699,040

See Notes to Financial Statements.

116

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	LARGE CAP CORE FUND
	FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015

FROM OPERATIONS:
Net investment income	$12,473,350	$11,616,965
Net realized gain/(loss) on investments and foreign currency transactions	(23,392,246)	12,939,455
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of foreign deferred taxes	26,380,786	(47,525,792)
Net increase/(decrease) in net assets resulting from operations	15,461,890	(22,969,372)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,767,618)	(13,732,039)
Capital gains	(13,076,789)	(44,983,869)
Net decrease in net assets from distributions	(25,844,407)	(58,715,908)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	268,944,429	270,970,429
Reinvestment of distributions	13,209,958	28,093,739
Value of capital stock redeemed	(171,467,228)	(100,859,768)
Net increase/(decrease) in net assets resulting from capital stock transactions	110,687,159	198,204,400
Net increase/(decrease) in net assets	100,304,642	116,519,120
NET ASSETS:
Beginning of year	1,145,892,365	1,029,373,245
End of year	$1,246,197,007	$1,145,892,365
Undistributed net investment income	$9,635,381	$9,899,378
CAPITAL SHARE TRANSACTIONS:
Shares sold	20,570,567	18,673,538
Shares issued as reinvestment of distributions	1,012,257	2,032,832
Shares redeemed	(12,921,809)	(6,977,713)
Net increase/(decrease) in shares outstanding	8,661,015	13,728,657

See Notes to Financial Statements.

117

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

LARGE CAP STRATEGIES FUND		SMALL & MID CAP FUND
FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015

$93,243,807	$120,773,254	$32,496,703	$31,818,245
170,409,214	185,132,408	328,653,233	587,562,084

44,642,759	(71,168,287)	(71,561,629)	(459,499,891)
308,295,780	234,737,375	289,588,307	159,880,438

(109,206,576)	(92,723,523)	(41,515,802)	(48,279,762)
(212,416,103)	(324,269,763)	(228,201,193)	(558,353,084)

(321,622,679)	(416,993,286)	(269,716,995)	(606,632,846)

1,921,668,809	2,504,726,596	775,408,537	580,123,538
166,548,307	187,760,218	159,969,805	324,318,415
(1,620,400,131)	(993,415,783)	(933,234,823)	(1,393,863,779)

467,816,985	1,699,071,031	2,143,519	(489,421,826)
454,490,086	1,516,815,120	22,014,831	(936,174,234)

14,141,401,166	12,624,586,046	5,449,608,694	6,385,782,928
$14,595,891,252	$14,141,401,166	$5,471,623,525	$5,449,608,694
$88,579,044	$92,767,985	$17,748,968	$22,476,044

155,007,934	191,745,138	53,021,050	35,407,151
13,388,128	15,032,844	10,860,136	19,926,717
(128,899,429)	(75,657,222)	(61,440,681)	(85,305,805)
39,496,633	131,120,760	2,440,505	(29,971,937)

See Notes to Financial Statements.

118

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

	STRATEGIC OPPORTUNITIES FUND
	FOR THE YEAR ENDED OCTOBER 31, 2016[a]	FOR THE YEAR ENDED OCTOBER 31, 2015[a]
FROM OPERATIONS:
Net investment income	$106,351,867	$75,866,802
Net realized gain/(loss) on investments, securities sold short, swap agreements, futures contracts, written options, foreign capital gains tax and foreign currency transactions	(174,541,583)	161,840,922
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, written options, swap agreements, foreign currency transactions, net of foreign deferred taxes	77,848,131	(215,432,223)
Net increase in net assets resulting from operations	9,658,415	22,275,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(105,784,964)	(117,060,603)
Capital gains	(128,054,530)	(301,239,367)
Net decrease in net assets from distributions	(233,839,494)	(418,299,970)
CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	1,138,862,753	2,310,376,160
Reinvestment of distributions	112,339,997	145,499,270
Value of capital stock redeemed	(2,188,724,376)	(562,647,104)
Net increase/(decrease) in net assets resulting from capital stock transactions	(937,521,626)	1,893,228,326
Net increase/(decrease) in net assets	(1,161,702,705)	1,497,203,857
NET ASSETS:
Beginning of year	7,095,755,895	5,598,552,038
End of year	$5,934,053,190	$7,095,755,895
Undistributed (distributions in excess of) net investment income	$85,974,455	$76,306,686
CAPITAL SHARE TRANSACTIONS:
Shares sold	161,379,147	297,763,432
Shares issued as reinvestment of distributions	15,410,151	19,094,392
Shares redeemed	(303,283,841)	(72,368,368)
Net increase/(decrease) in shares outstanding	(126,494,543)	244,489,456

[a]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

119

Old Westbury Funds, Inc.
Statements of Changes in Net Assets - (Continued)

FIXED INCOME FUND		MUNICIPAL BOND FUND
FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015

$7,136,031	$6,022,443	$20,073,688	$16,921,764

2,141,711	1,337,614	9,373,093	1,455,987

2,875,205	(1,044,658)	(747,741)	1,812,451
12,152,947	6,315,399	28,699,040	20,190,202

(8,506,761)	(7,734,614)	(19,986,880)	(16,554,029)
—	—	(1,416,604)	(5,448,869)
(8,506,761)	(7,734,614)	(21,403,484)	(22,002,898)

298,387,151	153,102,338	846,467,718	356,508,102
4,352,215	3,117,561	5,542,028	5,275,133
(104,173,333)	(135,312,765)	(179,212,789)	(311,036,793)
198,566,033	20,907,134	672,796,957	50,746,442
202,212,219	19,487,919	680,092,513	48,933,746

583,204,324	563,716,405	1,375,043,157	1,326,109,411
$785,416,543	$583,204,324	$2,055,135,670	$1,375,043,157
$770,831	$663,511	$1,776,685	$1,689,877

26,401,431	13,624,788	69,733,995	29,807,851
386,760	278,937	459,206	442,391
(9,241,847)	(12,034,135)	(14,782,785)	(25,955,796)
17,546,344	1,869,590	55,410,416	4,294,446

See Notes to Financial Statements.

120

Old Westbury Funds, Inc.
Large Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.92	$15.00	$13.92	$11.53	$11.13

Investment operations:
Net investment income	0.14 [a]	0.15 [a]	0.21 [a]	0.24 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	(0.05)	(0.41)	1.08	2.38	0.25
Total from investment operations	0.09	(0.26)	1.29	2.62	0.44

Distributions:
Net investment income	(0.16)	(0.19)	(0.21)	(0.23)	(0.04)
Net realized gains	(0.16)	(0.63)	—	—	—
Total distributions	(0.32)	(0.82)	(0.21)	(0.23)	(0.04)
Net asset value, end of year	$13.69	$13.92	$15.00	$13.92	$11.53
Total return	0.7%	(1.7)%	9.4%	23.1%	3.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,246,197	$1,145,892	$1,029,373	$835,858	$569,710
Ratio of expenses to average net assets before expense waivers	1.00%[b]	1.01%	1.04%	1.06%	1.07%
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.07%	1.02%	1.46%	1.91%	1.69%
Portfolio turnover rate	34%	43%	43%	63%	86%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

121

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.01	$13.20	$12.09	$9.69	$9.12

Investment operations:
Net investment income	0.08 [a]	0.12 [a]	0.10 [a]	0.11 [a]	0.09 [a]
Net realized and unrealized gains on investments and foreign currency transactions	0.16	0.13	1.09	2.36	0.63
Total from investment operations	0.24	0.25	1.19	2.47	0.72

Distributions:
Net investment income	(0.10)	(0.10)	(0.08)	(0.07)	(0.15)
Net realized gains	(0.20)	(0.34)	—	—	—
Total distributions	(0.30)	(0.44)	(0.08)	(0.07)	(0.15)
Net asset value, end of year	$12.95	$13.01	$13.20	$12.09	$9.69
Total return	1.9%	2.0%	9.9%	25.7%	8.0%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$14,595,891	$14,141,401	$12,624,586	$9,564,418	$4,145,804
Ratio of expenses to average net assets before expense waivers	1.11%[b]	1.11%[b]	1.12%[b]	1.15%[b]	1.18%
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.12%	1.15%	1.15%
Ratio of net investment income to average net assets	0.67%	0.88%	0.82%	1.00%	0.93%
Portfolio turnover rate	50%	61%	51%	42%	55%

[a]	Calculated using the average shares method for the period.
[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

122

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.86	$17.09	$17.30	$14.64	$14.34

Investment operations:
Net investment income	0.09 [a]	0.09 [a]	0.12 [a]	0.12 [a]	0.11 [a]
Net realized and unrealized gains on investments, foreign currency transactions and deferred taxes	0.66	0.40	0.83	3.61	0.95
Total from investment operations	0.75	0.49	0.95	3.73	1.06

Distributions:
Net investment income	(0.12)	(0.13)	(0.13)	(0.16)	(0.10)
Net realized gains	(0.68)	(1.59)	(1.03)	(0.91)	(0.66)
Total distributions	(0.80)	(1.72)	(1.16)	(1.07)	(0.76)
Net asset value, end of year	$15.81	$15.86	$17.09	$17.30	$14.64
Total return	5.1%	2.9%	5.7%	26.8%	8.0%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$5,471,624	$5,449,609	$6,385,783	$6,624,651	$4,876,907
Ratio of expenses to average net assets before expense waivers	1.16%[b]	1.16%[b]	1.15%[b]	1.16%[b]	1.17%[b]
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.61%	0.56%	0.67%	0.73%	0.78%
Portfolio turnover rate	48%	50%	38%	31%	28%

[a]	Calculated using the average shares method for the period.
[b]	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

See Notes to Financial Statements.

123

Old Westbury Funds, Inc.
Strategic Opportunities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016[a]	2015[a]	2014	2013	2012
Net asset value, beginning of year	$7.65	$8.20	$8.24	$7.51	$7.23

Investment operations:
Net investment income	0.12 [b]	0.09 [b]	0.09 [b]	0.15 [b]	0.22 [b]
Net realized and unrealized gains/(losses) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	(0.10)	(0.02)	0.36	0.76	0.41
Total from investment operations	0.02	0.07	0.45	0.91	0.63

Distributions:
Net investment income	(0.12)	(0.17)	(0.27)	(0.18)	(0.35)
Net realized gains	(0.14)	(0.45)	(0.22)	—	—
Total distributions	(0.26)	(0.62)	(0.49)	(0.18)	(0.35)
Net asset value, end of year	$7.41	$7.65	$8.20	$8.24	$7.51
Total return	0.2%	0.9%	5.9%	12.3%	9.4%

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$5,934,053	$7,095,756	$5,598,552	$5,737,691	$7,023,142
Ratio of expenses to average net assets before expense waivers	1.32%[c]	1.32%[c]	1.32%[c]	1.32%[c]	1.35%[c]
Ratio of expenses to average net assets after expense waivers	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.67%	1.16%	1.14%	1.97%	3.09%
Portfolio turnover rate	114%	70%	82%	61%	122%

[a]	Consolidated Financial Highlights.
[b]	Calculated using the average shares method for the period.
[c]	When counterparties post cash collateral with respect to various derivative transactions, the Fund may invest the collateral and receive interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expenses on the Statement of Operations and expense ratio.

See Notes to Financial Statements.

124

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.19	$11.22	$11.34	$11.66	$11.80

Investment operations:
Net investment income	0.12 [a]	0.12 [a]	0.11 [a]	0.14 [a]	0.20 [a]
Net realized and unrealized gains/(losses) on investments	0.11	— [b]	(0.01)	(0.18)	0.20
Total from investment operations	0.23	0.12	0.10	(0.04)	0.40

Distributions:
Net investment income	(0.14)	(0.15)	(0.20)	(0.22)	(0.28)
Net realized gains	—	—	(0.02)	(0.06)	(0.26)
Total distributions	(0.14)	(0.15)	(0.22)	(0.28)	(0.54)
Net asset value, end of year	$11.28	$11.19	$11.22	$11.34	$11.66
Total return	2.1%	1.1%	0.9%	(0.3)%	3.5%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$785,417	$583,204	$563,716	$533,444	$491,311
Ratio of expenses to average net assets before expense waivers	0.74%	0.74%	0.75%	0.75%	0.76%
Ratio of expenses to average net assets after expense waivers	0.64%	0.64%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	1.07%	1.03%	0.94%	1.26%	1.69%
Portfolio turnover rate	68%	67%	65%	78%	64%

[a]	Calculated using the average shares method for the period.
[b]	Amount is less than $0.005 per share.

See Notes to Financial Statements.

125

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.00	$12.02	$11.96	$12.33	$11.96

Investment operations:
Net investment income	0.14 [a]	0.15 [a]	0.14 [a]	0.17 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	0.10	0.03	0.10	(0.25)	0.40
Total from investment operations	0.24	0.18	0.24	(0.08)	0.59

Distributions:
Net investment income	(0.14)	(0.15)	(0.15)	(0.17)	(0.19)
Net realized gains	(0.01)	(0.05)	(0.03)	(0.12)	(0.03)
Total distributions	(0.15)	(0.20)	(0.18)	(0.29)	(0.22)
Net asset value, end of year	$12.09	$12.00	$12.02	$11.96	$12.33
Total return	2.1%	1.5%	2.0%	(0.7)%	5.0%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,055,136	$1,375,043	$1,326,109	$1,244,693	$1,098,750
Ratio of expenses to average net assets before expense waivers	0.69%	0.70%	0.70%	0.71%	0.73%
Ratio of expenses to average net assets after expense waivers	0.59%	0.60%	0.60%	0.61%	0.63%
Ratio of net investment income to average net assets	1.17%	1.28%	1.20%	1.38%	1.55%
Portfolio turnover rate	44%	31%	55%	51%	34%

[a]	Calculated using the average shares method for the period.

See Notes to Financial Statements.

126

Old Westbury Funds, Inc.
Notes To Financial Statements
October 31, 2016

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Board of Directors (the “Board”) are permitted to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2016, the Corporation consisted of six separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective
Old Westbury Large Cap Core Fund (“Large Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Small & Mid Cap Fund (“Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Strategic Opportunities Fund:

The consolidated financial statements of the Strategic Opportunities Fund include the financial results of its wholly-owned subsidiary (organized under the laws of the Cayman Islands), OWF Strategic Opportunities Fund, Ltd. (the “Subsidiary”). All material intercompany accounts and transactions have been eliminated. The Subsidiary commenced operations on May 1, 2015. The Strategic Opportunities Fund commenced reporting on a consolidated basis as of such commencement date. The Subsidiary is a commodity pool, as defined in the regulations of the Commodity Futures Trade Commission (the “CFTC”), and is operated by Bessemer Investment Management LLC (“BIM” or the “Adviser”), a commodity pool operator registered with the CFTC effective January 1, 2013. The Strategic Opportunities Fund seeks to gain exposure to commodities through direct investments in commodities-related instruments, derivatives and other investments and through investments in the Subsidiary. The Subsidiary has the same investment goal as the Strategic Opportunities Fund. The Subsidiary pursues its investment goal by investing in commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Strategic Opportunities Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategic Opportunities Fund. The portion of the Strategic Opportunities Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time, some exposure could be substantial. To the extent of the Strategic Opportunities Fund’s investment through the Subsidiary, it will be subject to the risks associated with the derivatives and other instruments in which the Subsidiary invests. As of October 31, 2016, the Subsidiary represented $74,267,084 or 1.25% of the Strategic Opportunities Fund’s net assets.

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

127

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2016

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

In August 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under GAAP, a reporting entity’s continued existence is the basis for preparing financial statements as a going concern (commonly referred to as the going concern basis of accounting) unless and until the entity’s liquidation becomes imminent. This ASU provides guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related disclosures in the entity’s financial statements. The ASU becomes effective for all entities for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

A. Valuation of Investments. Readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the securities are valued using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable equity securities traded in the over-the-counter market (“OTC”), including listed securities whose primary market is believed by BIM, or a sub-adviser, as applicable, to be over-the-counter, are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

Shares of open-end investment companies are valued at the latest net asset value (“NAV”) reported by the investment company. Shares of investment companies that are traded intra-day on an exchange (e.g., exchange traded funds) will be valued at the last sale price as reflected at the close of the regular trading session of such exchange.

Debt instruments are valued on the basis of prices obtained from a broker-dealer or an approved pricing service.

Foreign securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trade activity, the securities will be valued at the mean of the latest bid/ask quotations. As described below, this value is then converted into its U.S. dollar equivalent using the daily rate of exchange at the time of a Fund’s NAV calculation (normally 4:00 p.m. Eastern Time).

Forward currency contracts are valued at the mean between the bid and the asked prices. Quotations are available for regularly scheduled settlement dates such as on a 1-,2-,3-,4-,5-,6-,9-, and 12-month basis. Over-the-counter derivatives, such as swaps and non-exchange traded options and futures are valued on the basis of counterparty valuation quotations or dealer quotations, subject to review by BIM, or a sub-adviser with BIM’s oversight where appropriate. An approved pricing service may also be used to price these instruments. Exchange-traded swaps, options and futures contracts and options thereon are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. Repurchase agreements are valued at the original cost. Contracts for long puts and calls are valued at the bid price and short puts and calls are valued at the offering price of a broker-dealer or an exchange. Generally, options, rights/warrants and other “when-issued” securities follow the same pricing methods as equity securities.

Securities and other investments for which market quotations are not readily available are valued under the general supervision and responsibility of the Board and pursuant to policies and procedures established by the Board, which are designed to reflect, in good faith, the fair value of such investments. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other investments, including derivatives for which readily available market quotations are not generally available.

128

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2016

In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security or investment, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security or investment is purchased or sold, in determining whether a market price is readily available and, if not, the security’s or other investment’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds will utilize an approved pricing service that has been designated to determine fair value to price securities traded on any overseas exchange. Pricing Service Vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund and the Strategic Opportunities Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 35 days during the year ended October 31, 2016. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day when such index level is not exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2016, foreign securities were not fair valued as the change in the S&P 500 Index did not exceed the Funds’ predetermined level. There were no other transfers between Level 1 and Level 2 during the year ended October 31, 2016.

The fair value of investments is determined in accordance with the valuation policies and procedures approved by the Board. The Funds’ Pricing Committee established by the Board (the “Pricing Committee”) reviews pricing methodologies on at least a quarterly basis. The Pricing Committee is responsible for (i) establishing valuation processes and (ii) determining the fair value of the Funds’ holdings for which price quotations are not readily available, unreliable or for which an approved valuation method is deemed not to represent fair value. These investments are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased or sold, the type of investment, financial statements and company filings, lack of marketability, the cost at date of purchase, good faith recommendation of BIM or a sub-adviser, as applicable, and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable: (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties; and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

129

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2016

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reviewed and approved by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined using the identified cost method for maximum tax benefit to shareholders. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis and includes where applicable, the amortization of premiums and accretion of discounts.

C. Payment-In-Kind Securities. The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended October 31, 2016, there were no in-kind payments received by the Funds with respect to PIK securities.

D. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options and foreign currency transactions in the Statements of Operations.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

E. Securities Sold Short. The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. To mitigate leverage risk, a Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

F. Collectibles. The Strategic Opportunities Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as

130

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2016

an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have representative market valuations available. The Strategic Opportunities Fund does not currently intend to invest more than 5% of its total assets in collectibles. As of October 31, 2016, the Strategic Opportunities Fund held no collectibles.

G. Commodities. In order to gain exposure to the commodities markets, the Strategic Opportunities Fund, directly or through its Subsidiary, may invest in commodities-related instruments, derivatives and other investments. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Strategic Opportunities Fund and its Subsidiary’s investments to greater volatility than investments in traditional securities.

H. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

I. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

J. Loan Participations and Assignments. The Strategic Opportunities Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Strategic Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Strategic Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way

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in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

K. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC). The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

L. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund intends to limit the purchase of securities which have not been determined by BIM to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

M. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Fixed Income Fund and Municipal Bond Fund and at least annually for the Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund and Strategic Opportunities Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

N. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

4.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; changes or perceived changes in economic conditions; overall market changes; local, regional or global political, social or economic events or instability; and currency and interest rate and price fluctuations. Since 2008, the U.S. government has implemented various measures designed to stabilize the U.S. economy and support U.S. economic recovery, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies and instrumentalities on the open market (“quantitative easing”). The Board of Governors of the Federal Reserve System has recently ended this quantitative easing and, to the extent it raises the federal funds rate, there is a risk that interest rates across the U.S. financial markets will rise suddenly and significantly, thereby exposing fixed income and related markets to heightened volatility and reduced liquidity. Such market events may cause a Fund to experience losses and/or high redemption requests, which may result in increased transactions costs and lower a Fund’s performance. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose a Fund to credit and counterparty risks, consist principally of investments, receivables for securities sold and cash due from brokers. The Funds’ Adviser and sub-advisers, as applicable, review the creditworthiness of counterparties that they believe entail material credit risk in relation to the investment policies of a Fund. The extent of a Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally represented by their values recorded in the Fund’s Statements of Assets and Liabilities.

5.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

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•         Level 1 - quoted prices in active markets for identical securities.

•         Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•         Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2016 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)	Total
Large Cap Core Fund
Equity Securities(b)	$1,177,374,919(a	)	$7,871,783		$—	$1,185,246,702
Investment Company	60,170,000		—		—	60,170,000
Total	$1,237,544,919		$7,871,783		$—	$1,245,416,702
Large Cap Strategies Fund
Equity Securities(b)	$13,551,057,256(a	)	$105,950,506(e	)	$—	$13,657,007,762
Participation Notes	6,219,221		—		—	6,219,221
Master Limited Partnerships	32,692,972(a	)	—		—	32,692,972
Preferred Stocks	6,387,896		—		—	6,387,896
Exchange Traded Funds	310,151,700(a	)	—		—	310,151,700
U.S. Government Agencies	—		364,942,144		—	364,942,144
Investment Company	248,076,200		—		—	248,076,200
Other Financial Instruments - Liabilities*
Foreign currency exchange contracts	—		7,438,173		—	7,438,173
Total	$14,154,585,245		$478,330,823		$—	$14,632,916,068
Small & Mid Cap Fund
Equity Securities(b)
Australia	$93,775,033		$74,517		$—	$93,849,550
Austria	8,138,608		—		—	8,138,608
Belgium	10,251,445		—		—	10,251,445
Bermuda	67,970,425		—		—	67,970,425
Brazil	16,807,545		—		41,554	16,849,099
Cambodia	102,525		—		—	102,525
Canada	127,334,442		7		—	127,334,449
Cayman Islands	2,214,845		—		—	2,214,845
Chile	2,626,716		—		—	2,626,716
China	64,041,101		—		328,298	64,369,399
Curacao	2,511,971		—		—	2,511,971
Denmark	29,343,812		—		—	29,343,812
Faeroe Islands	313,865		—		—	313,865
Finland	20,207,420		—		1,022	20,208,442
France	77,892,731		—		—	77,892,731
Germany	88,076,195		—		—	88,076,195
Gibraltar	62,242		—		—	62,242
Greece	619,723		—		—	619,723
Guernsey	2,740		—		—	2,740
Hong Kong	62,069,148		—		356,323	62,425,471
Hungary	63,002		—		—	63,002
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	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(d)	Total
India	$69,574,952	$—	$19,845	$69,594,797
Indonesia	25,538,937	—	41,581	25,580,518
Ireland	17,158,885	—	—	17,158,885
Isle of Man	169,830	—	—	169,830
Israel	84,082,266	—	—	84,082,266
Italy	15,582,407	—	—	15,582,407
Japan	333,968,451	—	—	333,968,451
Jersey Channel Islands	4,455,681	—	—	4,455,681
Luxembourg	10,427,502	—	—	10,427,502
Malaysia	21,151,519	—	6,830	21,158,349
Malta	308,603	—	—	308,603
Martinique	165,559	—	—	165,559
Mexico	21,684,315	85,875	—	21,770,190
Monaco	244,166	—	—	244,166
Netherlands	24,512,061	—	—	24,512,061
New Zealand	38,000,600	—	—	38,000,600
Norway	5,149,119	—	—	5,149,119
Peru	3,714,119	—	—	3,714,119
Philippines	12,078,087	—	—	12,078,087
Poland	2,811,131	—	—	2,811,131
Portugal	1,717,457	—	—	1,717,457
Puerto Rico	1,125,645	—	—	1,125,645
Romania	44,624	—	—	44,624
Singapore	56,946,862	—	57,172	57,004,034
South Africa	23,777,008	41	—	23,777,049
South Korea	52,432,548	—	35,711	52,468,259
Spain	15,364,598	—	—	15,364,598
Sweden	43,338,881	—	—	43,338,881
Switzerland	82,098,222	—	—	82,098,222
Taiwan	45,835,834	—	486	45,836,320
Thailand	1,469,248	13,546,579	—	15,015,827
Turkey	2,279,377	—	—	2,279,377
Ukraine	188,872	—	—	188,872
United Arab Emirates	58,361	—	—	58,361
United Kingdom	197,966,963	—	—	197,966,963
United States	3,228,357,568	370,406	—	3,228,727,974
Total Equities	$5,118,205,792	$14,077,425	$888,822	$5,133,172,039
Exchange Traded Funds	190,432,545	—	—	190,432,545
Investment Company	62,714,100	—	—	62,714,100
Rights/Warrants
Hong Kong	960	—	—	960
India	—	8,811	—	8,811
Malaysia	62,301	—	—	62,301
Norway	—	549	—	549
Singapore	4,284	56	—	4,340
South Korea	—	28,649	—	28,649
Spain	4,545	—	—	4,545
Sweden	—	3,331	—	3,331
United Kingdom	96,502	—	—	96,502
Total Rights/Warrants	$168,592	$41,396	$—	$209,988
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October 31, 2016

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)		Total

U.S. Government Agencies	$—		$29,994,551		$—		$29,994,551
Cash Sweep	54,342,747		—		—		54,342,747

Other financial instruments - Assets*
Foreign currency exchange contracts	—		74,658		—		74,658
Total	$5,425,863,776		$44,188,030		$888,822		$5,470,940,628

Strategic Opportunities Fund
Equity Securities(b)
Belgium	$4,807,491		$—		$—		$4,807,491
Bermuda	21,224,337		—		—		21,224,337
Canada	6,674,969		—		—		6,674,969
China	20,293,378		—		—		20,293,378
Hong Kong	21,200,366		—		44,425		21,244,791
Japan	57,625,872		—		—		57,625,872
Malaysia	4,279,546		—		—		4,279,546
Morocco and Antilles	4,240,943		—		—		4,240,943
Pakistan	5,756,477		—		—		5,756,477
Qatar	1,824,715		—		—		1,824,715
Singapore	8,298,339		—		—		8,298,339
South Africa	1,991,633		—		—		1,991,633
South Korea	8,368,689		—		—		8,368,689
Switzerland	8,773,113		—		—		8,773,113
Taiwan	6,468,035		—		—		6,468,035
Thailand	—		300,510		—		300,510
United Arab Emirates	6,010,215		—		—		6,010,215
United Kingdom	7,372,256		—		—		7,372,256
United States	288,321,631		—		258,750		288,580,381
Total Equities	$483,532,005		$300,510		$303,175		$484,135,690
Closed-End Funds	384,014,557(a	)	—		—		384,014,557
Exchange Traded Funds	504,602,807(a	)	—		—		504,602,807
Preferred Stocks	11,349,830(a	)	—		—		11,349,830
Bank Loans	—		15,400,000(a	)	—		15,400,000
Corporate Bonds	—		486,374,387(a	)	2,139,443(c	)	488,513,830
Asset-Backed Securities	—		687,469,410(a	)	—		687,469,410
Non-Agency Mortgage-Backed Securities	—		504,103,870(a	)	—		504,103,870
U.S. Government Agencies	—		2,499,287,937		—		2,499,287,937
U.S. Government Securities	—		169,467,570		—		169,467,570
Cash Sweep	171,982,106		—		—		171,982,106
Securities Sold Short	(18,955,909)		—		—		(18,955,909)
Other financial instruments - Assets*
Commodity contracts	3,659,130		2,030,767		—		5,689,897
Equity contracts	1,443,000		130,484,938		—		131,927,938
Foreign currency exchange contracts	—		7,986,546		—		7,986,546

Other financial instruments - Liabilities*
Commodity contracts	(3,015,927)		(544,463)		—		(3,560,390)
Equity contracts	(743,545)		(13,034,950)		—		(13,778,495)
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	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)	Total
Interest rate contracts	$(1,494,841)	$—		$—	$(1,494,841)
Foreign currency exchange contracts	—	(16,913,358)		—	(16,913,358)
Total	$1,536,373,213	$4,472,413,164		$2,442,618	$6,011,228,995
Fixed Income Fund
Corporate Bonds	$—	$272,400,863(a	)	$—	$272,400,863
Asset-Backed Securities	—	58,336,755(a	)	—	58,336,755
Municipal Bonds	—	13,728,540(a	)	—	13,728,540
Collateralized Mortgage Obligations	—	1,753,358(a	)	—	1,753,358
U.S. Government Agencies	—	50,646,798		—	50,646,798
U.S. Government Securities	—	383,192,485		—	383,192,485
Government Bonds	—	1,407,000(a	)	—	1,407,000
Investment Company	4,537,200	—		—	4,537,200
Total	$4,537,200	$781,465,799		$—	$786,002,999
Municipal Bond Fund
Municipal Bonds	$—	$2,004,832,746(a	)	$—	$2,004,832,746
Investment Company	50,327,400	—		—	50,327,400
Total	$50,327,400	$2,004,832,746		$—	$2,055,160,146

(a)	The breakdown of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in footnote 6 for derivatives.
(b)	At October 31, 2016, the change in the S&P 500 Index did not exceed the Funds’ predetermined level (see footnote 3.A) and no transfers between levels occurred for the Funds for this reason. Certain Investments for reasons other than exceeding the predetermined level for the Small & Mid Cap Fund were transferred from Level 2 into Level 1 in the amount of $2,973,582, and from Level 1 into Level 2 in the amount of $168,665.
(c)	Represents securities as disclosed in the Bermuda, Hong Kong and the United States sections of the Fund’s Portfolio of Investments.
(d)	The Small & Mid Cap Fund and Strategic Opportunities Fund held certain investments categorized as Level 3 that had a combined fair value less than 1% of NAV for the respective Fund for the period ended October 31, 2016. There were transfers into Level 3 of $422,411 and out of Level 3 in the amount of $1,419,549 for the Small & Mid Cap Fund. In addition, there were no significant purchases and sales during the period. As of October 31, 2016, the percentage of NAV was 0.02% and 0.04% for the Small & Mid Cap Fund and Strategic Opportunities Fund, respectively. The Funds’ instrument types classified as Level 3 investments have no significant unobservable inputs to disclose, as their Level 3 assets and liabilities are generally valued using last trade price or broker quote.
(e)	Represents securities as disclosed in the Thailand section of the Fund’s Portfolio of Investments.

* Other financial instruments are exchange traded options and futures (Level 1), over-the-counter options (Level 2), forwards (Level 2) and swaps (Level 2). Futures, forwards and swaps are valued at the unrealized appreciation/(depreciation) on the instrument and options are shown at market value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period.

6.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and/or to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase

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the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise if the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts, as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $250,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. There were no trigger events during the year ended October 31, 2016.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as due from brokers for collateral and payable to brokers for collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments.

When counterparties post cash collateral with respect to various derivative transactions, a Fund may invest the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses on the Statements of Operations and expense ratio in the Financial Highlights.

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As of October 31, 2016, the Funds had transactions subject to enforceable master netting arrangements (“MNA”). For reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Large Cap Strategies Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset (b)	Non-Cash Collateral Received (c)	Cash Collateral Received (c)	Net Amount of Derivative Assets (e)

Bank of New York Mellon Corp.	$7,438,173	$—	$—	$(7,220,000)	$218,173
Total	$7,438,173

Small & Mid Cap Fund
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Received (c)	Cash Collateral Received (c)	Net Amount of Derivative Assets (e)

Citibank N.A.	$74,658	$—	$—	$—	$74,658
Total	$74,658

Strategic Opportunities Fund

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Received (c)	Cash Collateral Received (c)	Net Amount of Derivative Assets (e)

Barclays Bank Plc	$649,795	$(649,795)	$—	$—	$—
Bank of America N.A.	8,652,443	(3,338,826)	—	(5,260,000)	53,617
BNP Paribas Group	24,551,270	(985,347)	—	(23,565,923)	—
Citibank N.A.	9,632,852	(2,362,396)	(7,270,456)	—	—
Cargill Inc.	2,015,875	(511,380)	—	(930,000)	574,495
Credit Suisse International	19,493,086	(1,669,936)	—	(17,823,150)	—
Goldman Sachs International	28,698,059	(4,911,850)	—	(20,860,000)	2,926,209
JPMorgan Chase Bank, N.A.	25,014,785	(7,661,465)	—	(14,980,000)	2,373,320
Macquarie Bank Limited	14,892	(14,892)	—	—	—
UBS AG	21,779,194	(960,131)	(10,156,678)	(10,202,000)	460,385
Derivatives not subject to a MNA or similar agreement (a)	2,971,857	—	—	—	2,971,857
Total	$143,474,108
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October 31, 2016

Strategic Opportunities Fund
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset (b)	Non-Cash Collateral Pledged (c)	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)

Barclays Bank Plc	$4,833,750	$(649,795)	$—	$(3,410,000)	$773,955
Bank of America N.A.	3,338,826	(3,338,826)	—	—	—
Bank of New York Mellon Corp.	3,224,607	—	—	(3,224,607)	—
BNP Paribas Group	985,347	(985,347)	—	—	—
Citibank N.A.	2,362,396	(2,362,396)	—	—	—
Cargill Inc.	511,380	(511,380)	—	—	—
Credit Suisse International	1,669,936	(1,669,936)	—	—	—
Goldman Sachs Group, Inc.	4,911,850	(4,911,850)	—	—	—
JPMorgan Chase Bank, N.A.	7,661,465	(7,661,465)	—	—	—
Macquarie Bank Limited	33,083	(14,892)	—	—	18,191
UBS AG	960,131	(960,131)	—	—	—
Derivatives not subject to a MNA or similar agreement (a)	462,500	—	—	—	462,500
Total	$30,955,271

(a)	Includes derivatives (futures, exchange traded options and certain forward foreign currency exchange contracts) which are not subject to a MNA, or another similar arrangement.

(b)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

(c)	Excess of collateral received from/payable to the individual counterparty is not shown for financial reporting purposes.

(d)	Represents the net amount payable to counterparty in the event of default.

(e)	Represents the net amount receivable from counterparty in the event of default.

The Funds are subject to, among other risks, interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

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October 31, 2016

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2016
	Derivative Assets		Derivative Liabilities
Large Cap Strategies Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Foreign Currency Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	$7,438,173	Unrealized depreciation on forward foreign currency exchange contracts	$—
Total		$7,438,173		$—

Small & Mid Cap Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Foreign Currency Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	$74,658	Unrealized depreciation on forward foreign currency exchange contracts	$—
Total		$74,658		$—

Strategic Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Commodity risk	Investments, at value (purchased options)	$1,233,770
	Unrealized appreciation on swap contracts	2,030,767	Unrealized depreciation on swap contracts	$544,463
	Variation margin	295,087
Equity Risk	Unrealized appreciation on swap contracts	11,285,495	Unrealized depreciation on swap contracts	1,435,706
	Structured option contracts, at value	119,199,443	Structured option contracts, at value	11,599,244
	Investments, at value (purchased options)	1,443,000	Written option contracts, at value	462,500
Foreign Currency Exchange Risk	Unrealized appreciation on swap contracts	148,725
	Structured option contracts, at value	3,406,227	Structured option contracts, at value	4,247,161
	Unrealized appreciation on forward foreign currency exchange contracts	4,431,594	Unrealized depreciation on forward foreign currency exchange contracts	12,666,197
Total		$143,474,108		$30,955,271

	The Effect of Derivative Instruments on the Statements of Operations
	Year Ended October 31, 2016
	Net Realized Gain/(Loss) from Derivatives Recognized in Income
Large Cap Strategies Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(a)	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(55,666,282)	$(55,666,282)
Total	$—	$—	$—	$(55,666,282)	$(55,666,282)

Small & Mid Cap Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(a)	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(434,188)	$(434,188)
Total	$—	$—	$—	$(434,188)	$(434,188)
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Old Westbury Funds, Inc.
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October 31, 2016

	The Effect of Derivative Instruments on the Statements of Operations
	Year Ended October 31, 2016
	Net Realized Gain/(Loss) from Derivatives Recognized in Income
Strategic Opportunities Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(a)	Total
Commodity Risk	$(3,801,661)	$(432,064)	$(7,415,412)	$—	$(11,649,137)
Interest Rate Risk	—	781,920	(6,971,856)	—	(6,189,936)
Equity Risk	(49,196,283)	(47,971,899)	(524,841)	—	(97,693,023)
Foreign Currency Exchange Risk	10,345,095	—	—	5,610,426	15,955,521
Total	$(42,652,849)	$(47,622,043)	$(14,912,109)	$5,610,426	$(99,576,575)

(a) Included in net realized gain/(loss) on foreign currency transactions on the Statements of Operation.

	Net Change in Unrealized Appreciation/(Depreciation)
	on Derivatives Recognized in Income
Large Cap Strategies Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(b)	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(8,462,238)	$(8,462,238)
Total	$—	$—	$—	$(8,462,238)	$(8,462,238)

Small & Mid Cap Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(b)	Total
Foreign Currency Exchange Risk	$—	$—	$—	$(5,255,709)	$(5,255,709)
Total	$—	$—	$—	$(5,255,709)	$(5,255,709)

Strategic Opportunities Fund	Written Options and Structured Options	Futures Contracts	Swap Agreements	Foreign Currency Exchange Contracts(b)	Total
Commodity Risk	$1,200,396	$(602,925)	$5,411,968	$—	$6,009,439
Interest Rate Risk	—	(1,494,841)	4,670,135	—	3,175,294
Equity Risk	26,440,410	(281,045)	6,508,452	—	32,667,817
Foreign Currency Exchange Risk	(19,254,178)	—	148,725	(6,139,140)	(25,244,593)
Total	$8,386,628	$(2,378,811)	$16,739,280	$(6,139,140)	$16,607,957

(b)   Included in net change in unrealized appreciation/(depreciation) on foreign currency transactions on the Statements of Operation.

For the year ended October 31, 2016, the quarterly average volume of derivative activities were as follows:

	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund
Structured Options (Notional Amounts)	$—	$—	$4,241,413,764
Purchased Options (Cost $)	—	—	10,574,107
Written Options (Premium Received $)	—	—	5,267,769
Futures Long Position (Notional Amounts)	—	—	118,064,023
Futures Short Position (Notional Amounts)	—	—	148,666,529
Forward Currency Contracts Purchased (U.S. Dollar Amounts)	—	—	466,719,099
Forward Currency Contracts Sold (U.S. Dollar Amounts)	699,079,798	257,039,385	815,618,745
Currency Swaps (Notional Amount in U.S. Dollars)	—	—	37,500
Equity Swaps (Notional Amount in U.S. Dollars)	—	—	44,200,000
Interest Rate Swaps (Notional Amount in U.S. Dollars)	—	—	18,787,500
Index Swaps as buyer (Notional Amount in U.S. Dollars)	—	—	11,979,634
Index Swaps as writer (Notional Amount in U.S. Dollars)	—	—	4,442,893

A. Futures Contracts. The Funds purchased or sold futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was

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October 31, 2016

originally written. Upon entering into a futures contract, the Funds are required to pledge to a futures commission merchant an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. A potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from, for example, the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain on the contract.

The Funds may be required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount.

As of October 31, 2016, the Large Cap Strategies Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
U.S. Dollar	213,563,625	Japanese Yen	21,583,765,000	Bank of New York Mellon Corp.	12/09/16	$7,438,173
						$7,438,173

As of October 31, 2016, the Small & Mid Cap Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
U.S. Dollar	26,455,245	New Zealand Dollar	37,005,000	Citibank, N.A.	01/25/17	$74,658
						$74,658

As of October 31, 2016, the Strategic Opportunities Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
United Kingdom Pound	40,459,125	U.S. Dollar	52,621,862	Bank of New York Mellon Corp.	11/30/16	$(3,071,483)
Swedish Krona	164,370,000	U.S. Dollar	18,439,624	Bank of New York Mellon Corp.	01/31/17	(153,124)
Argentine Peso	77,250,000	U.S. Dollar	5,000,000	Barclays Bank Plc	11/14/16	51,488
Brazil Real	32,489,000	U.S. Dollar	10,000,000	Barclays Bank Plc	11/30/16	76,952
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Old Westbury Funds, Inc.
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October 31, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Brazil Real	16,220,000	U.S. Dollar	5,000,000	Barclays Bank Plc	11/30/16	$30,877
Canadian Dollar	5,601,100	U.S. Dollar	4,231,074	Barclays Bank Plc	11/30/16	(54,406)
Chilean Unidad de Fomento	9,874,500,000	U.S. Dollar	15,000,000	Barclays Bank Plc	11/30/16	84,324
Indonesian Rupiah	300,000,000,000	U.S. Dollar	22,886,787	Barclays Bank Plc	11/30/16	48,993
Indonesian Rupiah	97,500,000,000	U.S. Dollar	7,500,000	Barclays Bank Plc	11/30/16	(45,871)
Malaysian Ringgit	102,575,000	U.S. Dollar	25,000,000	Barclays Bank Plc	11/30/16	(591,474)
Russian Ruble	318,750,000	U.S. Dollar	5,000,000	Barclays Bank Plc	11/30/16	(10,039)
Russian Ruble	125,380,000	U.S. Dollar	2,000,000	Barclays Bank Plc	11/30/16	(37,204)
Swiss Franc	19,118,190	U.S. Dollar	19,758,851	Barclays Bank Plc	11/30/16	(409,044)
U.S. Dollar	24,266,619	Malaysian Ringgit	102,575,000	Barclays Bank Plc	11/30/16	(141,907)
United Kingdom Pound	2,058,133	U.S. Dollar	2,500,000	Barclays Bank Plc	11/30/16	20,600
United Kingdom Pound	2,462,894	U.S. Dollar	3,000,000	Barclays Bank Plc	11/30/16	16,312
United Kingdom Pound	820,223	U.S. Dollar	1,000,000	Barclays Bank Plc	11/30/16	4,529
United Kingdom Pound	2,042,595	U.S. Dollar	2,500,000	Barclays Bank Plc	11/30/16	1,571
United Kingdom Pound	1,633,923	U.S. Dollar	2,000,000	Barclays Bank Plc	11/30/16	1,069
United Kingdom Pound	2,038,438	U.S. Dollar	2,500,000	Barclays Bank Plc	11/30/16	(3,520)
United Kingdom Pound	2,838,881	U.S. Dollar	3,500,000	Barclays Bank Plc	11/30/16	(23,216)
United Kingdom Pound	3,950,758	U.S. Dollar	5,000,000	Barclays Bank Plc	11/30/16	(161,498)
United Kingdom Pound	3,825,438	U.S. Dollar	4,986,603	Barclays Bank Plc	11/30/16	(301,581)
Russian Ruble	63,850,000	U.S. Dollar	1,000,000	Barclays Bank Plc	12/29/16	(9,637)
Russian Ruble	63,620,000	U.S. Dollar	1,000,000	Barclays Bank Plc	12/29/16	(13,204)
Russian Ruble	63,540,000	U.S. Dollar	1,000,000	Barclays Bank Plc	12/29/16	(14,445)
Russian Ruble	319,800,000	U.S. Dollar	5,000,000	Barclays Bank Plc	12/29/16	(39,653)
Russian Ruble	316,700,000	U.S. Dollar	5,000,000	Barclays Bank Plc	12/29/16	(87,737)
Russian Ruble	315,600,000	U.S. Dollar	5,000,000	Barclays Bank Plc	12/29/16	(104,799)
Indonesian Rupiah	99,300,000,000	U.S. Dollar	7,500,000	Barclays Bank Plc	12/30/16	54,778
Indian Rupee	338,950,000	U.S. Dollar	5,000,000	Barclays Bank Plc	01/17/17	27,067
Brazil Real	18,812,500	U.S. Dollar	5,859,679	Barclays Bank Plc	01/31/17	(136,914)
Chilean Unidad de Fomento	3,985,200,000	U.S. Dollar	6,000,000	Barclays Bank Plc	01/31/17	57,707
Swiss Franc	20,000,000	U.S. Dollar	20,151,316	Barclays Bank Plc	01/31/17	173,528
U.S. Dollar	5,887,428	Chilean Unidad de Fomento	3,985,200,000	Barclays Bank Plc	01/31/17	(170,279)
Japanese Yen	3,192,143,525	U.S. Dollar	31,904,775	Citibank, N.A.	11/30/16	(1,435,941)
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Old Westbury Funds, Inc.
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October 31, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Swedish Krona	51,135,054	U.S. Dollar	6,000,000	Citibank, N.A.	11/30/16	$(330,963)
U.S. Dollar	7,000,000	Japanese Yen	710,735,200	Citibank, N.A.	11/30/16	216,072
U.S. Dollar	5,844,262	Swedish Krona	51,135,054	Citibank, N.A.	11/30/16	175,225
United Kingdom Pound	822,073	U.S. Dollar	1,000,000	Citibank, N.A.	11/30/16	6,795
Canadian Dollar	18,704,400	U.S. Dollar	14,221,013	Citibank, N.A.	12/29/16	(269,249)
Hong Kong Dollar	465,744,000	U.S. Dollar	59,750,603	Citibank, N.A.	06/12/17	376,523
U.S. Dollar	59,812,404	Hong Kong Dollar	465,744,000	Citibank, N.A.	06/12/17	(314,722)
U.S. Dollar	158,574,288	Mexican Peso	8,000,000	JPMorgan Chase Bank N.A.	12/01/09	334,106
Argentine Peso	76,950,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	11/15/16	28,582
Argentine Peso	31,020,000	U.S. Dollar	2,000,000	JPMorgan Chase Bank N.A.	11/18/16	23,149
Argentine Peso	46,275,000	U.S. Dollar	3,000,000	JPMorgan Chase Bank N.A.	11/18/16	18,093
Argentine Peso	30,840,000	U.S. Dollar	2,000,000	JPMorgan Chase Bank N.A.	11/18/16	11,410
Argentine Peso	23,167,500	U.S. Dollar	1,500,000	JPMorgan Chase Bank N.A.	11/25/16	4,135
Argentine Peso	15,370,000	U.S. Dollar	1,000,000	JPMorgan Chase Bank N.A.	11/25/16	(2,113)
Argentine Peso	15,300,000	U.S. Dollar	1,000,000	JPMorgan Chase Bank N.A.	11/25/16	(6,657)
Australian Dollar	8,034,484	U.S. Dollar	6,000,000	JPMorgan Chase Bank N.A.	11/30/16	107,064
Australian Dollar	6,559,364	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	11/30/16	(14,185)
Australian Dollar	6,517,571	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	11/30/16	(45,952)
Brazil Real	16,222,500	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	11/30/16	31,652
Euro	4,574,411	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	11/30/16	27,571
Euro	6,645,920	U.S. Dollar	7,500,000	JPMorgan Chase Bank N.A.	11/30/16	(195,708)
Euro	27,321,310	U.S. Dollar	30,727,540	JPMorgan Chase Bank N.A.	11/30/16	(699,669)
Euro	35,000,000	U.S. Dollar	39,359,320	JPMorgan Chase Bank N.A.	11/30/16	(892,075)
Euro	71,402,457	U.S. Dollar	80,288,644	JPMorgan Chase Bank N.A.	11/30/16	(1,812,763)
U.S. Dollar	5,038,826	Brazil Real	16,222,500	JPMorgan Chase Bank N.A.	11/30/16	7,174
U.S. Dollar	17,623,936	Euro	15,626,162	JPMorgan Chase Bank N.A.	11/30/16	449,781
U.S. Dollar	7,474,507	Euro	6,645,920	JPMorgan Chase Bank N.A.	11/30/16	170,215
U.S. Dollar	7,500,000	Euro	6,834,068	JPMorgan Chase Bank N.A.	11/30/16	(11,078)
United Kingdom Pound	15,000,000	U.S. Dollar	18,194,145	JPMorgan Chase Bank N.A.	11/30/16	176,388
United Kingdom Pound	1,639,606	U.S. Dollar	2,000,000	JPMorgan Chase Bank N.A.	11/30/16	8,029
United Kingdom Pound	1,638,495	U.S. Dollar	2,000,000	JPMorgan Chase Bank N.A.	11/30/16	6,669
United Kingdom Pound	2,030,889	U.S. Dollar	2,500,000	JPMorgan Chase Bank N.A.	11/30/16	(12,766)
Indonesian Rupiah	65,840,000,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	12/28/16	10,756
Mexican Peso	266,257,080	U.S. Dollar	13,771,220	JPMorgan Chase Bank N.A.	12/29/16	223,741
Mexican Peso	98,699,420	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	12/29/16	187,823
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October 31, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Mexican Peso	123,618,153	U.S. Dollar	6,598,633	JPMorgan Chase Bank N.A.	12/29/16	$(101,036)
Australian Dollar	16,581,515	U.S. Dollar	12,614,238	JPMorgan Chase Bank N.A.	01/31/17	(29,155)
Indian Rupee	338,950,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	01/31/17	17,492
Indian Rupee	338,325,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	01/31/17	8,240
Indian Rupee	338,250,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	01/31/17	7,130
Indian Rupee	338,100,000	U.S. Dollar	5,000,000	JPMorgan Chase Bank N.A.	01/31/17	4,910
Indonesian Rupiah	39,987,000,000	U.S. Dollar	3,034,574	JPMorgan Chase Bank N.A.	01/31/17	(5,053)
U.S. Dollar	34,564,209	Mexican Peso	647,148,941	JPMorgan Chase Bank N.A.	01/31/17	676,514
Indonesian Rupiah	137,950,000,000	U.S. Dollar	10,293,240	JPMorgan Chase Bank N.A.	02/28/17	118,262
Hong Kong Dollar	465,744,000	U.S. Dollar	60,000,000	JPMorgan Chase Bank N.A.	06/12/17	127,126
U.S. Dollar	59,641,952	Hong Kong Dollar	465,744,000	JPMorgan Chase Bank N.A.	06/12/17	(485,175)
Indonesian Rupiah	103,305,000,000	U.S. Dollar	7,500,000	JPMorgan Chase Bank N.A.	08/31/17	69,899
United Kingdom Pound	820,219	U.S. Dollar	1,000,000	UBS AG	11/30/16	4,524
United Kingdom Pound	8,069,475	U.S. Dollar	10,000,000	UBS AG	11/30/16	(117,296)
United Kingdom Pound	3,834,723	U.S. Dollar	5,000,000	UBS AG	11/30/16	(303,606)
United Kingdom Pound	10,500,000	U.S. Dollar	12,733,340	UBS AG	01/31/17	146,749
						$(8,234,603)

C. Swap Agreements. The Funds entered into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

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October 31, 2016

D. Options. The Funds purchased and wrote (sold) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears certain risks, including the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid and unrealized gain (as purchaser) or the unrealized gain of the contract less the premium received (as writer).

A summary of the Strategic Opportunities Fund’s written option transactions for the year ended October 31, 2016 is as follows:

	Number of Options Contracts	Premiums Received
Contracts outstanding at October 31, 2015	5,516	$3,623,270
Options written	146,420	34,384,443
Options terminated in closing purchase transactions	(94,783)	(18,338,063)
Options exercised	(1)	(711)
Options expired	(45,552)	(17,357,748)
Contracts outstanding at October 31, 2016	11,600	$2,311,191

The Strategic Opportunities Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk) or to increase or decrease its exposure to changes in foreign currency exchange rates (foreign currency exchange risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. Generally, the basis of the contracts is the premium received or paid which is recorded as an asset on the Statements of Assets and Liabilities. The amount of the asset is subsequently market-to-market to reflect the current market value of the structured option. When a structured option is transferred/sold or exercised, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the

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October 31, 2016

underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

7.	Investment Advisory Fee,Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion	Blended Advisory Rate
Large Cap Core Fund	0.70%	0.65%	0.60%	0.66%
Fixed Income Fund	0.45%	0.40%	0.35%	0.44%
Municipal Bond Fund	0.45%	0.40%	0.35%	0.39%

Average net assets
Small & Mid Cap Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion	Blended Advisory Rate
Large Cap Strategies Fund	0.90%	0.85%	0.80%	0.81%
Strategic Opportunities Fund	1.10%	1.05%	1.00%	1.03%

BIM has retained Harding Loevner LP (“Harding Loevner”) and Sands Capital Management, LLC (“Sands”) as sub-advisers to manage a segment of the Large Cap Strategies Fund. Harding Loevner and Sands are paid for their services directly by BIM.

BIM has retained Dimensional Fund Advisors LP (“Dimensional”), Champlain Investment Partners, LLC (“Champlain”), Martingale Asset Management, L.P. (“Martingale”) (effective July 28, 2016) and Mondrian Investment Partners Limited (“Mondrian”) as sub-advisers to each manage segments of the Small & Mid Cap Fund. Dimensional, Champlain, Martingale and Mondrian are paid for their services directly by BIM.

BIM has retained Franklin Advisers, Inc. (“Franklin”), BlackRock Financial Management, Inc. (“BlackRock”), Muzinich & Co., Inc. (“Muzinich”) and TPH Asset Management LLC (“TPH”) as sub-advisers to each manage a segment of the Strategic Opportunities Fund. Franklin, BlackRock, Muzinich and TPH are paid for their services directly by BIM. TPH (effective September 1, 2016) and Franklin (effective October 15, 2016) no longer act as a sub-adviser of the Fund.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain Officers of the Funds are also employees of BNY Mellon.

The Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets; however, with

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respect to the Fixed Income Fund and the Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2017. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. Bessemer, however, does not have the ability to recapture fees currently being waived at a later date. For the year ended October 31, 2016, Bessemer waived shareholder servicing fees in the amount of $666,291 with respect to the Fixed Income Fund and $1,716,731 with respect to the Municipal Bond Fund.

D. Custody Fees. The Large Cap Core Fund, Large Cap Strategies Fund, Fixed Income Fund and Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian, and the Small & Mid Cap Fund has retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash. BTCO serves as custodian for the Small & Mid Cap Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Fund. For providing these services, BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of the non-U.S. investments for Large Cap Core Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of each of the Fixed Income Fund and Municipal Bond Fund or portion thereof for the Small & Mid Cap Fund and U.S. investments for Large Cap Core Fund and Large Cap Strategies Fund. The Strategic Opportunities Fund and the Subsidiary have retained Citibank, N.A. (“Citibank”) to serve as their custodian and the Small & Mid Cap Fund has retained Citibank to serve as its co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash and assets of the Small & Mid Cap Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2017 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Core Fund at 1.00%, Large Cap Strategies Fund at 1.15%, the Small & Mid Cap Fund at 1.11%, the Strategic Opportunities Fund at 1.20%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2016, BIM waived $2,408,316 for the Small & Mid Cap Fund and $7,549,178 for the Strategic Opportunities Fund. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $666,291 and $1,716,731, respectively. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $120,000 (plus $50,000 for serving as the Board’s Chairperson, $20,000 as the Audit Committee Chairperson, $10,000 as the Pricing Committee Liaison and $10,000 each as the Nominating Committee Chairperson and the Governance Committee Chairperson) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic
Regular Board Meeting	$9,000	$4,500
Special Board Meeting	6,000	3,000
Audit Committee Meeting	5,000	2,500
Nominating Committee Meeting	5,000	2,500
Governance Committee Meeting	5,000	2,500

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Directors who are not Independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

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October 31, 2016

8.	Securities Transactions:

Investment transactions for the year ended October 31, 2016, excluding short-term debt investments and U.S. Government securities, were as follows:

	Purchases	Sales
Large Cap Core Fund	$470,562,865	$373,044,182
Large Cap Strategies Fund	7,196,614,738	6,753,591,297
Small & Mid Cap Fund	2,434,116,550	2,697,120,974
Strategic Opportunities Fund (Consolidated)	3,517,888,503	4,020,104,214
Fixed Income Fund	265,777,389	201,827,293
Municipal Bond Fund	939,784,823	412,371,471

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2016 were as follows:

	Purchases	Sales
Fixed Income Fund	$404,670,987	$248,628,177
Municipal Bond Fund	313,636,289	331,215,012

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, real estate investment trusts, passive foreign investment companies, partnerships, utilization of earnings and profits on shareholder redemptions and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

Permanent differences as of October 31, 2016, were as follows:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Net Unrealized Appreciation (Depreciation)	Increase/ (Decrease) Paid-in-Capital
Large Cap Core Fund	$30,271	$(30,271)	$—	$—
Large Cap Strategies Fund	11,773,828	(11,773,828)	—	—
Small & Mid Cap Fund	4,292,023	(28,803,326)	—	24,511,303
Strategic Opportunities Fund	9,100,866	3,084,466	—	(12,185,332)
Fixed Income Fund	1,478,050	(1,478,050)	—	—

By investing in the Subsidiary, the Strategic Opportunities Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code.

The Funds may also be subject to capital gains tax in India on gains realized upon the sale of Indian securities. The Funds may accrue a deferred tax liability for unrealized gains on India, Indonesia and Pakistan securities based on existing tax rates and holding periods of the securities. As of October 31, 2016, the Large Cap Strategies Fund, the Small & Mid Cap Fund and the Strategic Opportunities Fund recorded liabilities of $3,253,874, $460,230 and $4,779, respectively, in the Statements of Assets and Liabilities as an estimate for potential future India, Indonesia and Pakistan capital gain taxes.

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October 31, 2016

The tax character of distributions from the Funds during the year ended October 31, 2016 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$12,768	$109,207	$43,722	$106,192	$8,507	$1,369
Net Long Term Capital Gains	13,076	212,416	250,506	127,647	—	1,053
Total Taxable Distributions	25,844	321,623	294,228	233,839	8,507	2,422
Tax Exempt Distributions	—	—	—	—	—	18,981
Total Distributions Paid	$25,844	$321,623	$294,228	$233,839	$8,507	$21,403

The tax character of distributions from the Funds during the year ended October 31, 2015 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Ordinary Income	$13,732	$92,723	$48,279	$219,097	$7,735	$201
Net Long Term Capital Gains	44,984	324,270	558,353	199,203	—	5,449
Total Taxable Distributions	58,716	416,993	606,632	418,300	418,300	5,650
Tax Exempt Distributions	—	—	—	—	—	16,353
Total Distributions Paid	$58,716	$416,993	$606,632	$418,300	$418,300	$22,003

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the year ended October 31, 2016, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

At October 31, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Large Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$1,776,684
Undistributed Ordinary Income	12,470,318	92,586,803	25,130,992	85,043,614	770,831	6,686,676
Undistributed Long-Term Capital Gains	—	151,601,728	298,282,299	—	—	2,685,368
Accumulated Earnings	12,470,318	244,188,531	323,413,291	85,043,614	770,831	11,148,728
Other Accumulated Earnings	—	—	—	—	—	—
Deferred Qualified Late-Year Losses	—	—	—	—	—	—
Capital Loss Carryforwards	(23,056,130)	—	—	(178,594,106)	(4,127,622)	—
Unrealized Appreciation/(Depreciation)	100,206,318	1,860,434,857	1,038,505,879	116,233,073	3,066,866	25,322,920
Other Temporary Differences	—	—	—	(31,720)	—	—
Total Accumulated Earnings/(Deficits)	$89,620,506	$2,104,623,388	$1,361,919,170	$22,650,861	$(289,925)	$36,471,648

The Fixed Income Fund utilized capital loss carryforwards in the current year of $485,385.

As of October 31, 2016, the Large Cap Core Fund had a short-term capital loss carryforward of $14,442,362 and a long-term capital loss carryforward of $8,613,768 ,the Fixed Income Fund had a long-term capital loss carryforward of $4,127,622 and the Strategic Opportunities Fund had a short-term capital loss carryforward of $122,896,935 and a long-term capital loss carryforward of $55,697,171 available to offset future realized capital gains in accordance with the Regulated Investment Company

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October 31, 2016

Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under current tax law, ordinary losses incurred after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

10.	Commitments

The Strategic Opportunities Fund may invest in floating rate loan interests. In connection with these investments, the Strategic Opportunities Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Strategic Opportunities Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of October 31, 2016, the Strategic Opportunities Fund had no outstanding bridge loan commitments. In connection with these commitments, the Strategic Opportunities Fund would earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which would be included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except for the following:

Old Westbury Large Cap Core Fund. At a special meeting of the Board of the Corporation held on October 25, 2016, the Board approved: 1) a change in the investment strategy and an expanded investment mandate for Old Westbury Large Cap Core Fund, 2) a change in the Fund’s name to Old Westbury All Cap Core Fund, 3) a change in the Fund’s primary benchmark from the MCSI ACWI Large Cap Index (Net) to the MSCI ACWI Investable Market Index (Net) to more closely reflect the modified investment strategy, 4) subject to shareholder approval (which was given at a shareholder meeting held on December 22, 2016), an increase in the investment advisory fee rate payable by the Fund to BIM by approximately 0.05%, 5) the termination of a fee waiver agreement, which would maintain the net operating expense ratio of the Fund at 1.00% or below through October 31, 2017, and 6) selected portfolio management changes. All changes will become effective on or about December 30, 2016.

Old Westbury Small & Mid Cap Fund. At a special meeting of the Board of the Corporation held on October 25, 2016, the Board approved changing the name of the Old Westbury Small & Mid Cap Fund to Old Westbury Small & Mid Cap Strategies Fund. This change will become effective on or about December 30, 2016.

12.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2016, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

Large Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Small & Mid Cap Fund	100.00%
Strategic Opportunities Fund	20.16%
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Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2016, as Qualified Interest Income as defined in the Code as follows:

Large Cap Core Fund	0.06%
Large Cap Strategies Fund	0.06%
Small & Mid Cap Fund	0.08%
Strategic Opportunities Fund	53.43%
Fixed Income Fund	91.58%
Municipal Bond Fund	4.76%

Qualified Short Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2016, as Qualified Short-Term Gain as defined in the Code as follows:

Municipal Bond Fund	0.14%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2016, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

Large Cap Core Fund	53.38%
Large Cap Strategies Fund	95.78%
Small & Mid Cap Fund	61.19%
Strategic Opportunities Fund	6.28%

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2016 as follows:

Large Cap Core Fund	$13,076,169
Large Cap Strategies Fund	212,416,103
Small & Mid Cap Fund	250,505,661
Strategic Opportunities Fund	—
Municipal Bond Fund	1,053,071

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2016 which were derived from U.S. Treasury securities were as follows:

Large Cap Core Fund	0.02%
Large Cap Strategies Fund	0.05%
Small & Mid Cap Fund	0.07%
Strategic Opportunities Fund	1.46%
Fixed Income Fund	34.55%
Municipal Bond Fund	11.77%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $18,980,850 as tax exempt dividends paid for the fiscal year ended October 31, 2016.

152

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, Large Cap Core Fund, Large Cap Strategies Fund, Small & Mid Cap Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund and Municipal Bond Fund (collectively, the “Funds”)), including the portfolios of investments of Large Cap Core Fund, Large Cap Strategies Fund, Strategic Opportunities Fund (consolidated), Fixed Income Fund and Municipal Bond Fund and the condensed portfolio of investments of Small & Mid Cap Fund, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Old Westbury Funds, Inc. at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2016

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Directors and Officers of Old Westbury Funds, Inc. (Unaudited)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calendar year during which he or she reaches the applicable mandatory retirement age established by the Board.

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years
Interested Director

Jeffrey J. Glowacki[2] 10250 Constellation Boulevard, Suite 2600 Los Angeles, CA 90067 Age: 49	Director	Indefinite term; 4 Years	Managing Director and Western Region Head, Bessemer Trust Company, N.A. (since January 1, 2014); Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A. (2005 - 2013)	6	0

Independent Directors

Alexander Ellis III 630 Fifth Avenue New York, NY 10111 Age: 67	Chairman & Director	Indefinite term; 3 Years	General Partner, Rockport Capital Partners (2000-Present).	6	1[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 71	Director	Indefinite term; 12 Years	Director, various corporate, not- for-profit and foundation boards.	6	1[4]

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 68	Director	Indefinite term; 5 Years	Independent Director; Consultant, Fidelity (2011); Pershing LLC (2010); various investment companies, not-for-profit boards.	6	4[5]

R. Keith Walton 630 Fifth Avenue New York, NY 10111 Age: 52	Director	Indefinite term; Since July 2016	Vice President, Strategy, Arizona State University (Since 2013); Vice President, Global Government & Affairs, Alcoa Inc. (commercial manufacturing company) (2010-2012).	6	5[6]
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[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended, or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Glowacki is deemed an Interested Director by virtue of his positions as Managing Director and Western Region Head of Bessemer Trust Company, N.A.
[3]	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.
[4]	Ms. Francy has served as Director of Siebert Financial Corp.
[5]	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (40), Man Long Short Fund; GLG International Small Cap Fund; and Ilex Partners (Asia) LLC.
[6]	Mr. Walton serves as Director of the following entities: Blue Crest Capital Management, LLC Funds, Global Infrastructure Partners, Systematica Investments Limited, Zweig Fund Inc. and Zweig Total Return Fund Inc.
155

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 58	President & Chief Executive Officer	Indefinite; 4 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 63	Chief Legal Officer	Indefinite; 13 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: 43	Vice President & Treasurer	Indefinite; 2 Years	Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (Since 2015); Senior Vice President and Head of Trust Accounting, Bessemer Trust Company, N.A. (2007-2014).

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 53	Assistant Secretary	Indefinite; 7 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Thomas G. Kennedy 630 Fifth Avenue New York, NY 10111 Age: 46	Chief Compliance Officer	Indefinite; Since July 2016	Chief Compliance Officer of Bessemer Investment Management LLC (Since July 2016); Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since July 2016) Head of Alternatives Compliance, Aberdeen Asset Management Inc. (January 2016-April 2016); Managing Director and Chief Compliance Officer, Arden Asset Management LLC (2008-2015).

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: 55	Vice President & Assitant Treasurer	Indefinite; 2 Years	Principal, Managing Director and Corporate Controller, Bessemer Trust Company, N.A. (Since 2010).
156

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited) - (Continued)

Name, Address, and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During Past 5 Years

David Schwart 801 Brickell Avenue Suite 2250 Miami, FL 33131 Age: 46	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 1 Year	Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (Since April 2013); Vice President and Internal Audit Manager, BNP Paribas, N.A. (2009- March 2013).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 45	Vice President	Indefinite; 10 Years	Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) (financial services company) (Since 2007).
	Assistant Treasurer	7 Years

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 46	Assistant Treasurer	Indefinite; 10 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008)

Lisa M. King 301 Bellevue Parkway Wilmington, DE 19809 Age: 48	Secretary	Indefinite; Since April 2016	Vice President and Counsel, BNY Mellon (Since 2016); Counsel, Stradley Ronon Stevens & Young LLP (2007-2016).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 46	Assistant Secretary	Indefinite; Since April 2016	Vice President and Manager of BNY Mellon (Since 2010).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

157

Additional Information (Unaudited)

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

158

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

At a meeting held on July 27, 2016, the Board of Directors (the “Board” or the “Directors”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an investment advisory agreement between Bessemer Investment Management LLC (“BIM” or the “Adviser”) and the Corporation on behalf of Old Westbury Large Cap Core Fund (“Large Cap Core Fund”), Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”), Old Westbury Small & Mid Cap Fund (“Small & Mid Cap Fund”), Old Westbury Strategic Opportunities Fund (“Strategic Opportunities Fund”), Old Westbury Fixed Income Fund (“Fixed Income Fund”), and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”) (each, a “Fund” and, collectively, the “Funds”), (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors LP (“Dimensional”) and the Corporation on behalf of the Small & Mid Cap Fund, (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Small & Mid Cap Fund, (4) a sub-advisory agreement among BIM, Franklin Advisers, Inc. (“Franklin”) and the Corporation on behalf of the Strategic Opportunities Fund, (5) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Strategic Opportunities Fund, (6) a sub-advisory agreement among BIM, Mondrian Investment Partners Limited (“Mondrian”) and the Corporation on behalf of the Small & Mid Cap Fund, (7) a sub-advisory agreement among BIM, Sands Capital Management, LLC (“Sands”) and the Corporation on behalf of the Large Cap Strategies Fund, (8) a sub-advisory agreement among BIM, Muzinich & Co, Inc. (“Muzinich”) and the Corporation on behalf of the Strategic Opportunities Fund, (9) a sub-advisory agreement among BIM, Harding Loevner LP (“Harding Loevner”) and the Corporation on behalf of the Large Cap Strategies Fund, and (10) a sub-advisory agreement among BIM, TPH Asset Management, LLC (“TPH”) and the Corporation on behalf of the Strategic Opportunities Fund (TPH and, collectively with Dimensional, Champlain, Frank-lin, BlackRock, Mondrian, Sands, Muzinich, and Harding Loevner, the “Sub-Advisers”). At both the meeting of the Board held on July 27, 2016 and the meeting of the Board held on April 20, 2016, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fee rates charged and services provided by affiliated service providers. The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial conditions. The Directors also discussed and considered economies of scale and how the Adviser shared those economies with the Funds’ shareholders. The Board received and discussed information concerning BIM’s and each Sub-Adviser’s performance, the use of affiliated brokers to execute transactions, the use of soft dollars, best execution, portfolio manager compensation, and whether there are any other direct or indirect benefits received by the Adviser or Sub-Adviser in managing the Funds. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received and considered materials and presentations throughout the course of the year relating to the investment management, performance and operation of the Funds.

The Board considered information about BIM and the Sub-Advisers, the performance of the Funds and certain additional factors described above and below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all investment and management facilities necessary for the efficient conduct of their respective services. The Board further considered the role and efforts of the Adviser in providing oversight of the various Sub-Advisers for the Funds, including in overseeing the service of, and in monitoring the performance of, each Sub-Adviser, as well as determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers. In this regard, the Board noted the information that it had received regarding the Adviser’s on-going due diligence with respect to each Sub-Adviser, including the Adviser’s review of, among other things, each Sub-Adviser’s investment process, compliance program and performance. The Board also considered the role of the Pricing Committee in the valuation of the Funds’ portfolio instruments, including its role in determining fair values for securities pursuant to the Corporation’s Valuation Policies, as well as its role in selecting and monitoring pricing service providers and, foreign fair value service providers.

159

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)

In addition, the Board considered that the Adviser manages the overall investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds, both in connection with the Board’s annual review of the Advisory and Sub-Advisory Agreements and at each Board meeting. The Board also noted that it received in-person reports from each Sub-Adviser throughout the year. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Counsel to the Corporation and Counsel to the Independent Directors, as well as Counsel to the Independent Directors alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their respective investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s and its affiliates’ efforts to oversee the Funds’ other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board considered that for some Funds, like the Strategic Opportunities Fund, the investment strategy employed by the Fund was distinct from any securities benchmark and was different than that employed by other funds, making performance comparisons against benchmarks and industry peers difficult or less meaningful. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board placed greater emphasis on longer term performance than on shorter term performance, taking into account that over short periods of time underperformance may be transitory. The Board also considered the performance of the Funds in the context of whether the Funds were meeting the expectations of the clients invested in the Funds. In this regard, the Board considered that the Fixed Income Fund and the Municipal Bond Fund were designed as conservative investment products and that clients were most interested in capital preservation when investing in those particular Funds. As a result, the Board determined that the Fixed Income Fund and Municipal Bond Fund appeared to be meeting their investment objectives even though both Funds may have underperformed their competitive peer groups during certain periods.

The Board considered the performance of each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts managed by such Sub-Adviser. In this regard, the Board noted that the recent underperformance by certain Sub-Advisers was the result of a very short period of underperformance and that otherwise performance was competitive. When reviewing Sub-Adviser performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds. In evaluating the Funds’ performance, the Board also considered the principal role of the Funds as part of the asset allocation strategy for client accounts maintained by Bessemer and its affiliates.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a peer group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the applicable advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board noted that Sub-Advisory fee levels were arrived at pursuant to an arms-length negotiation between the Adviser and each Sub-Adviser. The Board also considered fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds.

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts maintained by Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

160

Old Westbury Funds, Inc.
Renewal of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) - (Continued)

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to Large Cap Core Fund, Fixed Income Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for the Strategic Opportunities Fund and Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. With respect to the Small & Mid Cap Fund, the Board determined that it would continue to monitor whether breakpoints would be appropriate should this Fund continue to grow in size. The Board also noted other areas where each Fund may share in economies of scale, including through potential lower fees charged by third-party service providers based on the combined size of the Funds.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market their advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board considered comparative information relating to the fees charged for these services and reviewed reports from the Adviser and its affiliates regarding their capabilities and experience in providing these services. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

161

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with Martingale Asset Management, L.P. (Unaudited)

At a meeting held on July 27, 2016, the Board of Directors, including the Independent Directors, unanimously approved a new Sub-Advisory Agreement among Bessemer Investment Management LLC (“BIM” or the “Adviser”), Martingale Asset Management, L.P. (“Martingale”) and the Corporation on behalf of the Old Westbury Strategic Opportunities Fund (the “Fund”) (the “Sub-Advisory Agreement”). The Board noted that the fees payable to Martingale under the Sub-Advisory Agreement would be paid by the Adviser from the advisory fees that it receives from the Fund.

In approving the Sub-Advisory Agreement with Martingale, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the agreement was in the best interests of the Fund. The Board noted that it had received and reviewed substantial information regarding Martingale, and the services to be provided by Martingale to the Fund under the Sub-Advisory Agreement. This information, which included a detailed due diligence questionnaire from Martingale, as well as information concerning its organization, compliance program and financial condition, formed, in part, the primary (but not exclusive) basis for the Board’s determinations. The Board also noted that the Independent Directors had met in executive session with their Counsel and Counsel to the Corporation, as well as with BIM to discuss BIM’s recommendation regarding Martingale’s appointment. During the executive session, the Independent Directors reviewed their legal responsibilities in approving the Sub-Advisory Agreement and discussed materials and other information provided to them. The Board concluded that they had received adequate information to make a reasonable determination with respect to the approval of the Sub-Advisory Agreement.

The Board’s conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

The following summary details the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the proposed Sub-Advisory Agreement.

(1) The nature, extent and quality of services to be provided by Martingale.

The Board considered the scope and quality of services to be provided by Martingale, including the fact that Martingale pays the costs of all investment and management facilities necessary for the efficient conduct of its services. The Board also considered, among other things, the qualifications and experience of the individual portfolio managers responsible for managing Martingale’s portion of the Fund, as well as the compliance, operational and trading capabilities of Martingale.

Based on these considerations, as well as those discussed below, the Board concluded that the nature, extent and quality of services to be provided by Martingale were satisfactory.

(2) The performance of Martingale.

The Board considered the performance data provided by Martingale with respect to other accounts and determined that Martingale had demonstrated an ability to appropriately manage assets in the style expected to be used by Martingale in connection with the Fund.

(3) The cost of the advisory services and comparative fee rates.

As previously discussed, the Board noted that Martingale’s fee would be paid entirely by BIM. The Directors reviewed the level of the proposed fee against a number of different benchmarks and peer comparisons. Based on these considerations, as well as other factors described herein, the Board, including all of the Independent Directors, concluded that Martingale’s sub-advisory fee was fair and reasonable in light of the quality of services to be provided by Martingale.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board discussed whether any economies of scale would be realized with respect to the management of the Fund and whether the Fund would benefit from any such economies of scale. The Board noted in this regard that BIM would bear Martingale’s sub-advisory fee. The Directors undertook to continue to monitor the appropriateness of the sub-advisory fee, taking into account the potential impact of economies of scale, as the mandate grew.

162

Old Westbury Funds, Inc.
Approval of New Sub-Advisory Agreement with Martingale Asset Management, L.P. (Unaudited) - (Continued)

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed whether there were other benefits received by BIM, Martingale, or their affiliates, from Martingale’s relationship with the Fund. The Board concluded that any such fall-out benefits resulting from the proposed engagement of Martingale were such that it did not affect the Board’s conclusion that the proposed sub-advisory fee was reasonable.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fee to be paid to Martingale under the Sub-Advisory Agreement was fair and reasonable with respect to the services that Martingale would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Counsel to the Corporation, in making this determination.

163

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Investment Adviser:	Administrator:
Bessemer Investment Management LLC	BNY Mellon Investment Servicing (US) Inc.
630 Fifth Avenue	760 Moore Road
New York, NY 10111	King of Prussia, PA 19406
(212) 708-9100
Transfer Agent:
Distributor:	BNY Mellon Investment Servicing (US) Inc.
Foreside Funds Distributors LLC	760 Moore Road
400 Berwyn Park	King of Prussia, PA 19406
899 Cassatt Road
Berwyn, PA 19312	Independent Registered Public Accounting Firm:
Ernst & Young LLP
Custodians:	5 Times Square
Bessemer Trust Company	New York, NY 10036
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
388 Greenwich Street
New York, NY 10013

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307

Cusip 680414604

Cusip 680414109

Cusip 680414406

Cusip 680414505

Cusip 680414802

(A21-AR2016)

(12/16)

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments	October 31, 2016

Shares		Value
COMMON STOCKS — 93.8%
AUSTRALIA — 1.7%
29,208	Acrux Ltd.(b)	$7,554
99,433	Adelaide Brighton Ltd.	404,666
69,555	AED Oil Ltd.(b)(c)(d)	0
34,185	Ainsworth Game Technology Ltd.	46,418
105,636	ALS Ltd.	500,625
13,518	Altium Ltd.	80,620
475,084	Alumina Ltd.	571,006
60,601	Ansell Ltd.	999,890
14,818	AP Eagers Ltd.	110,466
60,912	APN News & Media Ltd.(b)(e)	124,180
23,465	APN News & Media Ltd.(b)(d)(e)	47,837
2,836	APN News & Media Ltd.(b)(d)(e)	5,782
4,250	Arb Corp Ltd.	55,154
1,547,765	Arrium Ltd.(b)(d)	8
1,933	Asaleo Care Ltd.	2,147
76,846	ASG Group Ltd.(b)	93,531
9,691	AUB Group Ltd.	72,982
82,510	Ausdrill Ltd.(b)	82,850
173,833	Ausnet Services	198,352
39,283	Austal Ltd.	46,019
188,262	Australian Agricultural Co. Ltd.(b)	249,903
141,784	Australian Pharmaceutical Industries Ltd.	204,924
103,850	Automotive Holdings Group Ltd.	319,944
4,480	Aveo Group	10,974
104,949	AWE Ltd.(b)	43,510
83,558	Bank of Queensland Ltd.	664,864
207,809	Beach Energy Ltd.	114,608
11,095	Bega Cheese Ltd.	41,609
144,060	Bendigo & Adelaide Bank Ltd.	1,219,695
32,618	Billabong International Ltd.(b)	30,023
2,067	Blackmores Ltd.	176,231
188,427	BlueScope Steel Ltd.	1,118,023
215,619	Boral Ltd.	1,033,333
9,870	Bradken Ltd.(b)	24,176
15,029	Breville Group Ltd.	105,865
17,433	Brickworks Ltd.	178,762
17,980	BT Investment Management Ltd.	126,516
37,347	Cabcharge Australia Ltd.	102,275
16,047	carsales.com Ltd.	130,126
96,536	Cash Converters International Ltd.	23,499
3,423	Cedar Woods Properties Ltd.	11,717
187,629	Challenger Ltd.	1,535,766
3,117,364	Charter Hall Retail REIT	9,841,209
456,872	Cleanaway Waste Management Ltd.	403,149
108,165	Coca-Cola Amatil Ltd.	784,961
8,941	Cochlear Ltd.	870,308
Shares		Value
AUSTRALIA (continued)
19,968	Collins Foods Ltd.	$73,062
32,117	Computershare Ltd.	257,751
6,689	Corporate Travel Management Ltd.	96,678
3,172,593	Costa Group Holdings Ltd.(d)	6,878,157
8,836	Credit Corp. Group Ltd.	119,106
30,098	CSG Ltd.	29,306
302,614	CSR Ltd.	842,525
17,343	Decmil Group Ltd.	14,578
15,520	Domino’s Pizza Enterprises Ltd.	758,539
2,862	Doray Minerals Ltd.(b)	1,143
238,091	Downer EDI Ltd.	1,055,904
163,204	DUET Group	295,475
51,932	DuluxGroup Ltd.	254,410
307,875	Emeco Holdings Ltd.(b)	16,160
17	EQT Holdings Ltd.	230
32,208	Event Hospitality and Entertainment Ltd.	343,008
591,253	Evolution Mining Ltd.	1,016,470
715,392	Fairfax Media Ltd.	448,963
16,777	Finbar Group Ltd.	11,103
9,044	Flight Centre Travel Group Ltd.	233,018
11,536	G.U.D. Holdings Ltd.	83,367
11,340	G8 Education Ltd.	27,259
13,440	Gbst Holdings Ltd.	38,953
50,395	GrainCorp Ltd. - Class A	322,018
16,663	Greencross Ltd.	88,475
7,628	GWA Group Ltd.	16,595
28,670	Hansen Technologies Ltd.	89,636
164,992	Harvey Norman Holdings Ltd.	633,822
78,568	Healthscope Ltd.	132,084
1,000	HFA Holdings Ltd.	1,741
39,987	Iluka Resources Ltd.	175,512
12,050	IMF Bentham Ltd.	16,820
721,969	Incitec Pivot Ltd.	1,620,143
89,744	Independence Group NL	290,140
40,796	Infomedia Ltd.	23,585
1,108,826	Invocare Ltd.(d)	11,024,321
53,982	IOOF Holdings Ltd.	336,725
22,132	Iress Ltd.	191,086
24,489	JB Hi-Fi Ltd.	528,870
10,888	Karoon Gas Australia Ltd.(b)	19,050
35,487	Kingsgate Consolidated Ltd.(b)	5,399
37,216	MACA Ltd.	49,826
328,362	Macmahon Holdings Ltd.(b)	23,230
24,272	Macquarie Atlas Roads Group	87,149
16,274	Magellan Financial Group Ltd.	263,562
54,631	Mayne Pharma Group Ltd.(b)	68,155
18,709	McMillan Shakespeare Ltd.	154,132
87,069	Medibank Private Ltd.	170,882
35,316	Medusa Mining Ltd.(b)	16,925
10,438	Melbourne IT Ltd.	15,483
86,417	Metals X Ltd.(b)	90,718
100,744	Metcash Ltd.(b)	152,505
52,702	Mincor Resources NL(b)	13,029
53,989	Mineral Resources Ltd.	475,173

1

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
AUSTRALIA (continued)
732,000	MMG Ltd.(b)	$192,543
36,171	Monadelphous Group Ltd.	256,442
34,487	Mortgage Choice Ltd.	58,765
366,646	Myer Holdings Ltd.	327,716
1,050	MyState Ltd.	3,179
24,976	Navitas Ltd.	99,556
4,428	NetComm Wireless Ltd.(b)	7,646
120,898	New Hope Corp. Ltd.	172,898
127,143	NIB Holdings Ltd.	466,179
150,444	Northern Star Resources Ltd.	476,081
33,366	Nufarm Ltd.	224,880
170,332	OceanaGold Corp.	520,660
92,294	Orica Ltd.	1,143,688
6,370	Orocobre Ltd.(b)	18,559
130,800	Orora Ltd.	288,548
124,310	OZ Minerals Ltd.	633,569
23,610	OzForex Group Ltd.	27,838
3,507	Pacific Current Group Ltd.	9,871
2,184,939	Pact Group Holdings Ltd.	10,919,872
143,129	Panoramic Resources Ltd.(b)	25,042
13,359	Peet Ltd.	9,654
5,607	Perpetual Ltd.	192,959
101,149	Perseus Mining Ltd.(b)	46,166
48,159	Platinum Asset Mangement Ltd.	182,806
85,726	PMP Ltd.	56,082
11,475	Premier Investments Ltd.	123,865
50,905	Primary Health Care Ltd.	148,698
22,727	Programmed Maintenance Services Ltd.	24,809
50,519	Qantas Airways Ltd.	117,595
177,021	Qube Holdings Ltd.	300,291
31,502	RCG Corp Ltd.	34,867
35,352	RCR Tomlinson Ltd.	71,533
30,974	Reckon Ltd.	37,228
8,332	Reece Ltd.	278,878
99,706	Regis Resources Ltd.	246,500
570	Reject Shop Ltd. (The)	3,239
102,446	Resolute Mining Ltd.	117,286
15,501	Retail Food Group Ltd.	79,829
101,020	Ridley Corp. Ltd.	95,673
3,195	Ruralco Holdings Ltd.	7,680
17,821	SAI Global Ltd.	63,444
20,536	Sandfire Resources NL	81,233
53,605	Santos Ltd.	145,575
222,211	Saracen Mineral Holdings Ltd.(b)	188,475
54,966	Seek Ltd.	612,136
11,618	Select Harvests Ltd.	54,087
16,377	Servcorp Ltd.	98,916
19,063	Seven Group Holdings Ltd.	131,816
63,604	Seven West Media Ltd.	32,901
6,302,616	Shopping Centres Australasia Property Group REIT	10,499,722
212,165	Sigma Pharmaceuticals Ltd.	214,654
55,963	Silver Lake Resources Ltd.(b)	26,820
9,054	Sirtex Medical Ltd.	192,226
Shares		Value
AUSTRALIA (continued)
182,372	Southern Cross Media Group Ltd.	$199,771
112,599	Spark Infrastructure Group	190,152
5,087,362	Spotless Group Holdings Ltd.	3,869,951
62,936	St Barbara Ltd.(b)	125,912
237,816	Star Entertainment Group Ltd.	902,723
74,283	Steadfast Group Ltd.	120,925
202,284	Sundance Energy Australia Ltd.(b)	26,929
37,756	Sunland Group Ltd.	43,512
22,520	Super Retail Group Ltd.	167,883
191,884	Tabcorp Holdings Ltd.	706,475
63,361	Tassal Group Ltd.	185,565
341,492	Tatts Group Ltd.	1,054,677
42,660	Technology One Ltd.	182,701
36,550	Ten Network Holdings Ltd.(b)	28,777
111,348	TFS Corp. Ltd.	118,583
39,830	Thorn Group Ltd.	52,265
4,364	Tiger Resources Ltd.(b)	66
45,574	Tox Free Solutions Ltd.	81,470
11,686	Tox Free Solutions Ltd.(d)	20,890
155,842	Treasury Wine Estates Ltd.	1,273,215
207,285	Troy Resources Ltd.(b)	55,189
33,081	UGL Ltd.(b)	81,030
28,287	Village Roadshow Ltd.	109,526
492,324	Virgin Australia Holdings Ltd.(b)	88,010
521,584	Virgin Australia Holdings Ltd. - CVR Shares(c)(d)	0
21,545	Virtus Health Ltd.	114,233
100,763	Vocus Communications Ltd.	437,673
8,496	Webjet Ltd.	70,704
50,095	Western Areas NL(b)	94,125
19,953	Whitehaven Coal Ltd.(b)	45,990
24,859	Worleyparsons Ltd.(b)	160,737
65,654	WPP AUNZ Ltd.	40,703
		93,849,550
AUSTRIA — 0.2%
1,036	Agrana Beteiligungs AG	124,247
16,739	ams AG	469,413
4,733	Andritz AG	247,574
7,540	Austria Technologie & Systemtechnik AG	83,474
6,441	BUWOG AG	155,660
4,123	CA Immobilien Anlagen AG	74,861
3,421	Conwert Immobilien Invest SE	60,688
827	DO & CO AG	63,985
1,410	EVN AG	16,484
1,397	Lenzing AG	181,957
1,068	Mayr Melnhof Karton AG	118,295
8,170	Oesterreichische Post AG	282,109
101,173	OMV AG	3,162,524
1,990	Palfinger AG	60,293
5,197	POLYTEC Holding AG	45,070

2

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
AUSTRIA (continued)
6,398	Raiffeisen Bank International AG(b)	$104,860
6,198	RHI AG	156,081
516	Rosenbauer International AG	30,191
5,208	S IMMO AG	55,913
1,691	Schoeller-Bleckmann Oilfield Equipment AG	119,750
19,252	Strabag SE	646,066
2,110	Verbund AG	35,219
38,117	Voestalpine AG	1,348,604
23,351	Wienerberger AG	373,355
1,597	Wolford AG	40,059
4,663	Zumtobel Group AG	81,876
		8,138,608
BELGIUM — 0.2%
10,580	Ackermans & van Haaren NV	1,469,783
849	Aedifica SA REIT	70,459
38,172	Ageas	1,394,339
57,651	AGFA - Gevaert NV(b)	239,857
120	Banque Nationale de Belgique	371,546
1,108	Barco NV	87,088
662	Befimmo SA	38,567
10,243	Bekaert SA	455,619
4,815	Bpost SA	128,099
2,364	Cie d’Entreprises CFE	260,418
1,352	Cie Immobiliere de Belgique SA(b)	75,307
1,148	Cofinimmo SA REIT	134,529
11,324	Colruyt SA	608,683
18,761	Deceuninck NV	48,604
12,200	Deceuninck NV- VVPR Strip(b)(c)(d)	0
6,005	D’ieteren SA NV	264,900
9,725	Econocom Group SA	144,709
2,295	Elia System Operator SA NV	118,787
23,104	Euronav NV	181,063
503	EVS Broadcast Equipment SA	17,578
4,996	Exmar NV	35,703
2,258	Fagron NV(b)	22,314
2,849	Galapagos NV(b)	173,952
972	Intervest Offices & Warehouses NV REIT	25,774
460	Jensen-Group NV	17,320
2,543	Kinepolis Group NV	114,399
47	Lotus Bakeries	129,247
3,041	Melexis NV	199,328
11,184	Mobistar SA(b)	251,869
9,629	Nyrstar NV(b)	49,469
8,030	Ontex Group NV	242,808
201	Picanol	16,438
29,109	Proximus SADP	833,375
704	RealDolmen	17,427
8,109	Recticel SA	53,018
118	Resilux	19,670
436	Retail Estates NV REIT	36,423
Shares		Value
BELGIUM (continued)
3,766	Sioen Industries NV	$112,180
1,780	Sipef NV	102,116
1,913	Telenet Group Holding NV(b)	102,407
8,048	Tessenderlo Chemie NV(b)	268,399
18,822	Umicore SA	1,144,465
1,138	Van de Velde NV	80,114
6,098	Viohalco SA(b)	8,950
916	Warehouses De Pauw CVA REIT	84,345
		10,251,445
BERMUDA — 1.2%
321,498	Argo Group International Holdings Ltd.(d)	17,875,289
13,200	Blue Capital Reinsurance Holdings Ltd.	233,640
325,000	Endurance Specialty Holdings Ltd.	29,883,750
106,500	Helen of Troy Ltd.(b)	8,679,750
102,290	Hiscox Ltd.	1,278,327
24,100	James River Group Holdings Ltd.	907,124
87,500	Maiden Holdings Ltd.	1,194,375
113,807	Validus Holdings Ltd.	5,815,538
197,400	Wilson Sons Ltd. - BDR(d)	2,102,632
		67,970,425
BRAZIL — 0.3%
2,300	Aliansce Shopping Centers SA	12,025
567	Aliansce Shopping Centers SA(b)	3,011
2,400	Alpargatas SA - Preference Shares	8,098
11,870	Banco ABC Brasil SA - Preference Shares	57,082
29,687	Banco do Estado do Rio Grande do Sul SA - Class B, Preference Shares	128,160
16,000	Banco Industrial e Comercial SA - Preference Shares(b)(c)(d)	41,554
20,647	Banco Pine SA - Preference Shares	26,714
21,905	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	128,671
23,909	BR Malls Participacoes SA(b)	95,576
25,718	Braskem SA - Class A, Preference Shares	228,336
15,300	Centrais Eletricas Brasileiras SA(b)	114,223
13,800	Centrais Eletricas Brasileiras SA - Preference B Shares(b)	118,026
3,200	Centrais Eletricas Santa Catarina - Preference Shares	13,905
36,400	CETIP SA - Mercados Organizados	511,675
21,526	Cia Brasileira de Distribuicao - Preference Shares	411,772

3

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
BRAZIL (continued)
1,900	Cia de Gas de Sao Paulo - Class A, Preference Shares	$30,952
11,500	Cia de Saneamento Basico do Estado de Sao Paulo	121,413
4,000	Cia de Saneamento do Parana - Preference Shares	12,068
1,857	Cia de Transmissao de Energia Eletrica Paulista - Preference Shares	40,311
20,400	Cia Energetica de Minas Gerais - Preference Shares	62,312
10,800	Cia Energetica de Sao Paulo - Class B, Preference Shares	49,906
2,075	Cia Energetica do Ceara - Class A, Preference Shares	31,151
30,206	Cia Hering	184,529
5,800	Cia Paranaense de Energia - Class B, Preference Shares	66,595
93,097	Cia Siderurgica Nacional SA(b)	313,240
7,300	Cosan SA Industria e Comercio	97,676
9,840	CPFL Energia SA	74,663
24,388	Cyrela Brazil Realty SA Empreendimentos e Participacoes	82,057
400	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,278
64,695	Duratex SA	174,709
19,751	EDP - Energias do Brasil SA	94,609
216,620	Embraer SA	1,161,143
10,069	Equatorial Energia SA	179,015
29,000	Estacio Participacoes SA	169,167
44,700	Even Construtora e Incorporadora SA	62,177
24,025	Ez Tec Empreendimentos e Participacoes SA	124,641
38,678	Fibria Celulose SA	310,805
3,000	Fleury SA	39,756
11,700	Gerdau SA	29,323
115,300	Gerdau SA - Preference Shares	398,782
8,500	Grendene SA	52,299
15,700	Hypermarcas SA	131,473
15,100	Iguatemi Empresa de Shopping Centers SA	141,965
7,672	Iochpe-Maxion SA	39,153
4,434	JHSF Participacoes SA(b)	2,417
100	JSL SA	367
34,900	Klabin SA - Units	179,748
214,184	Kroton Educacional SA	1,066,223
246,600	Linx SA	1,463,222
14,075	Localiza Rent a Car SA	175,452
26,460	Lojas Americanas SA	130,559
68,760	Lojas Americanas SA - Preference Shares	448,922
75,100	Lojas Renner SA	635,009
3,300	M Dias Branco SA	140,788
249,500	Mahle-Metal Leve SA	1,730,555
Shares		Value
BRAZIL (continued)
82,243	Marcopolo SA - Preference Shares(b)	$85,283
62,584	Marfrig Global Foods SA(b)	111,169
4,950	Marisa Lojas SA(b)	12,065
9,300	Minerva SA(b)	29,805
38,600	MRV Engenharia e Participacoes SA	148,741
4,650	Multiplan Empreendimentos Imobiliarios SA	93,539
5,300	Multiplus SA	72,128
11,500	Natura Cosmeticos SA	111,397
24,900	Odontoprev SA	93,609
119,600	Ouro Fino Saude Animal Participacoes SA(d)	1,399,455
38,355	Porto Seguro SA	365,766
12,900	Qualicorp SA	83,373
21,309	Raia Drogasil SA	474,312
6,200	Rodobens Negocios Imobiliarios SA	10,392
6,250	Santos Brasil Participacoes SA	6,011
9,400	Sao Martinho SA	187,912
10,100	SLC Agricola SA	49,393
121,173	Sul America SA - Units	739,489
61,653	Suzano Papel e Celulose SA - Class A, Preference Shares	217,292
31,700	Tim Participacoes SA	87,393
11,821	Totvs SA	107,396
4,500	Transmissora Alianca de Energia Eletrica SA - Units	29,041
66,116	Usinas Siderurgicas de Minas Gerais SA - Class A, Preference shares(b)	93,623
8,958	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	84,164
2,499	Via Varejo SA	7,093
		16,849,099
CAMBODIA — 0.0%
166,000	NagaCorp Ltd.	102,525
CANADA — 2.3%
2,275	Absolute Software Corp.	10,804
1,608	Acadian Timber Corp.	20,908
83,136	Advantage Oil & Gas Ltd.(b)	560,934
27,538	Aecon Group, Inc.	356,005
1,900	AG Growth International, Inc.	66,053
11,700	AGF Management Ltd. - Class B	44,574
3,110	AGT Food & Ingredients, Inc.	88,433
2,500	Air Canada(b)	23,578
1,100	Akita Drilling Ltd. - Class A	6,807
40,768	Alamos Gold, Inc. - Class A	319,749
2,681	Algoma Central Corp.	22,686
44,100	Algonquin Power & Utilities Corp.	389,611
19,458	AltaGas Ltd.	481,481
4,000	Altus Group Ltd.	86,275

4

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CANADA (continued)
11,915	Amaya, Inc.(b)	$159,542
22,248	Arc Resources Ltd.	377,684
7,300	Atco Ltd. - Class I	255,905
9,200	ATS Automation Tooling Systems, Inc.(b)	78,879
2,554	AutoCanada, Inc.	41,986
267,386	B2Gold Corp.(b)	773,472
2,400	Badger Daylighting Ltd.	51,854
36,000	Banro Corp.(b)	9,260
44,670	Baytex Energy Corp.(b)	171,846
839	Baytex Energy Corp.(b)	3,230
23,100	Bellatrix Exploration Ltd.(b)	20,839
60,900	Birchcliff Energy Ltd.(b)	387,748
176,217	BlackBerry Ltd.(b)	1,244,147
59,048	BlackPearl Resources, Inc.(b)	65,154
700	Boardwalk Real Estate Investment Trust, REIT	25,687
8,400	Bombardier, Inc. - Class A(b)	12,650
76,155	Bombardier, Inc. - Class B(b)	101,063
27,185	Bonavista Energy Corp.	88,772
11,285	Bonterra Energy Corp.	212,356
8,200	Boralex, Inc. - Class A	117,623
1,433,521	CAE, Inc.	20,135,343
16,500	Calfrac Well Services Ltd.	33,829
3,825	Callidus Capital Corp.	48,422
8,700	Canaccord Genuity Group, Inc.	27,177
35,750	Canacol Energy Ltd.(b)	110,344
6,800	Canadian Apartment Properties REIT	148,644
45,555	Canadian Energy Services & Technology Corp.	179,666
3,400	Canadian Real Estate Investment Trust	117,060
22,300	Canadian Western Bank	423,123
10,832	Canam Group, Inc. - Class A	72,762
26,643	Canfor Corp.(b)	295,570
5,457	Canfor Pulp Products, Inc.	41,254
8,000	CanWel Building Materials Group Ltd.	39,067
32,854	Canyon Services Group, Inc.	130,554
72,367	Capstone Mining Corp.(b)	43,702
43,552	Cascades, Inc.	410,745
1,000	CCL Industries, Inc. - Class B	177,842
31,157	Celestica, Inc.(b)	368,644
67,326	Centerra Gold, Inc.	340,319
2,472	Cervus Equipment Corp.	24,788
4,700	Chartwell Retirement Residences - Units	52,351
9,300	CI Financial Corp.	171,121
7,377	Cineplex, Inc.	280,494
56,400	City Office REIT Inc.	708,384
3,297	Clearwater Seafoods, Inc. - Units	33,553
6,800	Cogeco Communications Inc.	317,161
3,464	Cogeco, Inc.	127,708
9,700	Colliers International Group, Inc.	337,725
Shares		Value
CANADA (continued)
6,500	Cominar Real Estate Investment Trust	$72,012
8,925	Computer Modelling Group Ltd.	66,008
1,912	Corby Spirit and Wine Ltd.	34,696
3,800	Corus Entertainment, Inc. - Class B	31,362
50,217	Cott Corp.	658,553
18,491	Crew Energy, Inc.(b)	90,849
9,900	CRH Medical Corp.(b)	47,976
48,220	Delphi Energy Corp.(b)	37,388
10,500	Denison Mines Corp.(b)	4,227
6,900	Descartes Systems Group, Inc. (The)(b)	143,782
35,700	Detour Gold Corp.(b)	680,570
5,311	DH Corp.	68,739
6,761	DHX Media Ltd.	34,327
1,071	DHX Media Ltd. - Variable Voting	5,398
11,696	Dominion Diamond Corp.	99,533
11,430	Dominion Diamond Corp.	97,146
11,361	Dorel Industries, Inc. - Class B	288,408
23,639	Dundee Precious Metals, Inc.(b)	48,290
91,300	ECN Capital Corp.(b)	199,440
664	E-L Financial Corp. Ltd.	340,094
91,300	Element Fleet Management Corp.	889,653
32,269	Empire Co. Ltd. - Class A	464,801
8,100	Endeavour Silver Corp.(b)	35,569
18,173	EnerCare, Inc.	262,576
41,281	Enerflex Ltd.	438,570
2,342	Enghouse Systems Ltd.	87,984
11,317	Ensign Energy Services, Inc.	68,258
7,766	Entertainment One Ltd.	22,072
14,642	Epsilon Energy Ltd.(b)	31,657
3,142	Equitable Group, Inc.	123,778
1,900	Evertz Technologies Ltd.	23,203
3,224	Exchange Income Corp.	90,473
5,600	Exco Technologies Ltd.	48,013
38	EXFO, Inc.(b)	165
10,800	Extendicare, Inc.	74,238
1,000	Fiera Capital Corp.	8,969
76,082	Finning International, Inc.	1,415,796
7,834	First Capital Realty Inc.	124,930
21,951	First Majestic Silver Corp.(b)	176,256
1,563	First National Financial Corp.	28,491
202,903	First Quantum Minerals Ltd.	1,927,223
9,700	FirstService Corp. - Voting Shares	393,048
35,000	Fortuna Silver Mines, Inc.(b)	239,283
23,321	Genworth MI Canada, Inc.	506,479
11,624	Gibson Energy, Inc.	145,852
481	GMP Capital, Inc.	1,732
12,981	Golden Star Resources Ltd.(b)	11,807
35,929	Gran Tierra Energy, Inc.(b)	105,004

5

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CANADA (continued)
6,598	Granite Oil Corp.	$24,940
10,752	Great Canadian Gaming Corp.(b)	178,599
8,500	H&R Real Estate Investment Trust	144,550
8,874	Heroux-Devtek, Inc.(b)	95,799
3,040	High Liner Foods, Inc.	55,687
2,065	HNZ Group, Inc.	19,475
10,700	Home Capital Group, Inc.	211,798
38,409	HudBay Minerals, Inc.	161,791
7,000	Hudson’s Bay Co.	86,006
80,964	IAMGOLD Corp.(b)	324,146
9,300	IMAX Corp.(b)	281,325
18,778	Imperial Metals Corp.(b)	72,099
36,900	Industrial Alliance Insurance and Financial Services, Inc.	1,428,902
212,232	Innergex Renewable Energy, Inc.	2,359,188
3,800	Interfor Corp.(b)	42,524
5,300	Intertain Group Ltd. (The)(b)	32,757
15,926	Intertape Polymer Group, Inc.	269,767
18,416	Jean Coutu Group PJC, Inc. (The) Class A	277,345
10,100	Just Energy Group, Inc.	53,011
1,300	K-Bro Linen, Inc.	37,276
20,366	Keyera Corp.	611,299
1,953	Kingsway Financial Services, Inc.(b)	10,920
480,745	Kinross Gold Corp.(b)	1,867,354
36,600	Kirkland Lake Gold, Inc.(b)	253,769
16,100	Klondex Mines Ltd.(b)	88,704
14,535	Laurentian Bank of Canada	537,165
8,626	Leon’s Furniture Ltd.	107,142
17,910	Linamar Corp.	728,391
70,300	Lucara Dianmond Corp.(b)	198,641
98,241	Lundin Mining Corp.(b)	384,526
7,862	MacDonald Dettwiler & Associates Ltd.	449,986
7,130	Magellan Aerospace Corp.	97,544
500	Mainstreet Equity Corp.(b)	12,115
24,900	Major Drilling Group International, Inc.	127,535
152,729	Mandalay Resources Corp.	113,866
10,028	Manitoba Telecom Services, Inc.	280,288
19,300	Maple Leaf Foods, Inc.	439,585
28,898	Martinrea International, Inc.	169,557
6,800	Medical Facilities Corp.	110,925
2,123	Melcor Developments Ltd.	19,627
13,200	Methanex Corp.(e)	479,820
1,803	Methanex Corp.(e)	65,531
10,302	Morneau Shepell, Inc.	153,919
2,186	MTY Food Group, Inc.	78,880
35,100	Mullen Group Ltd.	486,475
29,286	Nevsun Resources Ltd.	84,934
7,829	New Flyer Industries, Inc.	218,883
200,658	New Gold, Inc.(b)	791,382
Shares		Value
CANADA (continued)
4,802	Norbord, Inc.	$112,952
10,846	North West Co. Inc., (The)	207,006
16,129	Northland Power, Inc.	288,598
382,668	Northview Apartment Real Estate Investment Trust(d)	5,685,956
65,000	NuVista Energy Ltd.(b)	330,500
1,600	Onex Corp.	103,494
26,536	Pan American Silver Corp.	423,769
12,837	Pan American Silver Corp.	205,777
4,839	Paramount Resources Ltd. - Class A(b)	54,909
54,424	Parex Resources, Inc.(b)	626,081
18,488	Parkland Fuel Corp.	431,842
14,000	Pason Systems, Inc.	159,174
91,322	Pengrowth Energy Corp.	140,935
65,445	Penn West Petroleum Ltd.(b)	104,415
131,919	Peyto Exploration & Development Corp.(d)	3,389,196
5,653	Pizza Pizza Royalty Corp.	64,061
8,200	Precision Drilling Corp.	36,559
6,936	Premium Brands Holdings Corp.	335,656
6,820	Pulse Seismic, Inc.(b)	11,745
6,200	Pure Industrial Real Estate Trust REIT	24,868
26,700	Quebecor, Inc. - Class B	749,264
14,785	Questerre Energy Corp. - Class A(b)	5,511
7,600	Raging River Exploration Inc.(b)	60,911
10,943	RB Energy, Inc.(b)(d)	7
4,231	Reitmans (Canada) Ltd. - Class A	20,724
13,200	Richelieu Hardware Ltd.	253,805
20,367	Richmont Mines, Inc.(b)	192,843
410,000	Ritchie Bros Auctioneers, Inc.(e)	14,181,900
208,388	Ritchie Bros. Auctioneers, Inc.(e)	7,205,722
1,500	Rocky Mountain Dealerships, Inc.	10,110
26,754	Rogers Sugar, Inc.	125,263
13,600	Russel Metals, Inc.	216,477
33,588	Sandstorm Gold Ltd.(b)	161,517
125,000	Sandvine Corp.	280,511
2,551	Sears Canada, Inc.(b)	5,101
27,414	Secure Energy Services, Inc.	168,003
118,801	SEMAFO, Inc.(b)	465,886
11,300	ShawCor Ltd.	282,647
76,500	Sherritt International Corp.(b)	49,049
2,282	Sienna Senior Living, Inc.	27,170
12,100	Sierra Wireless, Inc.(b)	165,447
48,544	Silver Standard Resources, Inc.(b)	532,743
3,400	Smart Real Estate Investment Trust	84,791
5,900	SNC-Lavalin Group, Inc.	239,730

6

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CANADA (continued)
31,428	Spartan Energy Corp.(b)	$73,105
9,522	Stantec, Inc.	211,837
4,087	Stantec, Inc.	91,140
7,060	Stella-Jones, Inc.	250,545
500	Strad Energy Services Ltd.(b)	615
15,100	Street Capital Group, Inc.(b)	16,099
2,100	Stuart Olson, Inc.	9,159
22,548	Student Transportation, Inc.	130,618
19,026	SunOpta, Inc.(b)	126,244
16,900	Superior Plus Corp.	150,441
42,709	Surge Energy, Inc.	87,246
68,695	Teck Resources Ltd. - Class B	1,483,193
15,975	Tembec, Inc.(b)	12,863
175,990	Teranga Gold Corp.(b)	143,017
42,529	Teranga Gold Corp. - CDI(b)	35,263
4,501	TMX Group Ltd.	207,684
20,645	Toromont Industries Ltd.	606,436
17,764	Total Energy Services, Inc.	168,197
64,386	Tourmaline Oil Corp.(b)	1,687,294
13,378	Transalta Corp.	59,532
10,100	TransAlta Corp.	44,502
393,871	Transalta Renewables, Inc.	4,348,937
30,590	Transcontinental, Inc. - Class A	409,144
21,164	TransForce, Inc.	480,147
5,600	Trilogy Energy Corp.(b)	30,060
8,684	Trinidad Drilling Ltd.	16,639
101,200	Turquoise Hill Resources Ltd.(b)	313,869
6,497	Uni-Select, Inc.	146,186
3,080	Valener, Inc.	48,360
9,795	Vermilion Energy, Inc.	384,748
1,936	Vermilion Energy, Inc.	75,922
2,002	Wajax Corp.	22,762
76,391	Waste Connections, Inc.	5,732,885
20,400	Wesdome Gold Mines Ltd.(b)	39,696
3,800	West Fraser Timber Co. Ltd.	130,095
116,238	Western Forest Products, Inc.	176,788
6,800	Westjet Airlines Ltd.	111,280
8,613	Westshore Terminals Investment Corp.	166,121
60,324	Whitecap Resources, Inc.	482,124
54,800	Wi-Lan, Inc.	78,443
4,348	Winpak Ltd.	148,596
327,069	WSP Global, Inc.	10,595,056
416	Xtreme Drilling & Coil Services Corp.(b)	868
399,266	Yamana Gold, Inc.	1,425,844
19,314	Yellow Pages Ltd.(b)	312,900
6,007	ZCL Composites, Inc.	52,354
		127,342,852
CAYMAN ISLANDS — 0.0%
36,700	Fresh Del Monte Produce, Inc.	2,214,845
CHILE — 0.1%
79,358	AES Gener SA	27,038
208,255	Aguas Andinas SA - Class A	137,310
Shares		Value
CHILE (continued)
495	Banco de Credito e Inversiones	$25,442
109,821	Banmedica SA	230,311
2,962	Cia Cervecerias Unidas SA	31,815
54,166	Colbún SA	11,801
45,839	E.Cl SA	81,332
9,007	Embotelladora Andina SA - Class B, Preference Shares	36,119
43,791	Empresa Nacional de Telecomunicaciones SA(b)	469,606
11,402	Forus SA	41,082
282,124	Inversiones Aguas Metropolitanas SA	514,433
28,820,129	Itau CorpBanca	261,985
31,424	LATAM Airlines Group SA - BDR(b)	300,982
43,624	Multiexport Foods SA(b)	13,156
36,535	Parque Arauco SA	90,602
22,204	PAZ Corp. SA	18,084
154,380	Sigdo Koppers SA	212,703
1,023	Sociedad Matriz SAAM SA	87
34,456	Sonda SA	71,210
29,577	Vina Concha y Toro SA	51,618
		2,626,716
CHINA — 1.2%
597,250	Agile Property Holdings Ltd.	331,910
58,000	Aluminum Corp. of China Ltd. - H Shares(b)	21,538
182,000	Angang Steel Co. Ltd. - H Shares(b)	93,399
2,000	Anhui Expressway Co. Ltd. - H Shares	1,614
104,000	ANTA Sports Products Ltd.	300,378
174,000	Anton Oilfield Services Group(b)	23,333
415,500	Asia Cement China Holdings Corp.	103,399
140,000	AVIC International Holdings Ltd.	79,066
280,000	AviChina Industry & Technology Co. - H Shares	190,264
14,000	Bank of Chongqing Co. Ltd. - H Shares	11,264
5,951	Baoxin Auto Group Ltd.(b)	1,941
104,000	Baoye Group Co. Ltd. - H Shares	80,459
490,000	BBMG Corp. - H Shares	179,433
614,000	Beijing Capital International Airport Co. Ltd. - H Shares	643,645
434,000	Beijing Capital Land Ltd. - H Shares	166,761
184,000	Beijing North Star Co. Ltd. - H Shares	62,159
943,000	Belle International Holdings Ltd.	571,475
1,552,500	Bloomage BioTechnology Corp. Ltd.	2,602,330
3,621,000	Boer Power Holdings Ltd.	1,452,032

7

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CHINA (continued)
452,000	BYD Electronic International Co. Ltd.	$356,679
358,656	Central China Real Estate Ltd.	78,617
23,000	Central China Securities Co. Ltd.	11,892
32,000	Changshouhua Food Co. Ltd.	16,504
118,000	Chaowei Power Holdings Ltd.	105,591
908,000	Chigo Holding Ltd.(b)	12,879
70,000	China Animal Healthcare Ltd.(b)(c)(d)	8,800
715,000	China Aoyuan Property Group Ltd.	168,711
64,000	China BlueChemical Ltd. - H Shares	12,378
562,000	China Communications Services Corp. Ltd. - H Shares	334,060
37,500	China Conch Venture Holdings Ltd.	70,111
121,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares(b)	11,077
65,000	China Dredging Environment Protection Holdings Ltd.(b)	3,562
7,414,900	China Everbright Water Ltd.(d)	3,037,911
61,000	China Evergrande Group	40,349
589,500	China Galaxy Securities Co. Ltd. - H Shares	560,954
29,004	China Gold International Resources Corp. Ltd.(b)	75,251
23,308	China Great Star International Ltd.(b)	26,481
259,000	China Hongqiao Group Ltd.	231,764
140,000	China Huishan Dairy Holdings Co. Ltd.	51,989
151,500	China Huiyuan Juice Group Ltd.(b)	56,064
37,700	China International Marine Containers Group Co. Ltd. - H Shares	44,916
32,000	China ITS Holdings Co. Ltd.(b)	2,393
466,000	China Lesso Group Holdings. Ltd.	341,889
66,000	China Lilang Ltd.	37,274
111,000	China Longyuan Power Group Corp. - H Shares	84,872
156,000	China Machinery Engineering Corp. - H Shares	93,332
135,000	China Medical System Holdings Ltd.	210,971
183,000	China Mengniu Dairy Co. Ltd.	346,861
16,000	China Modern Dairy Holdings Ltd.(b)	3,487
638,084	China National Building Material Co. Ltd. - H Shares	292,074
544,000	China National Materials Co. Ltd. - H Shares	122,751
196,000	China Oilfield Services Ltd.	189,542
648,400	China SCE Property Holdings Ltd.	198,143
Shares		Value
CHINA (continued)
309,488	China Shanshui Cement Group Ltd.(b)(c)(d)	$81,323
49,000	China Shineway Pharmaceutical Group Ltd.	50,481
961,093	China Shipping Container Lines Co. Ltd. - H Shares(b)	201,995
600,000	China Shipping Development Co. Ltd., H Shares	331,891
388,000	China Southern Airlines Co. Ltd. - H Shares	218,125
85,000	China Suntien Green Energy Corp. Ltd. - H Shares	11,398
164,000	China Taifeng Beddings Holdings Ltd.(b)(c)(d)	4,282
101,500	China ZhengTong Auto Services Holdings Ltd.	32,588
330,000	China Zhongwang Holdings Ltd.	152,755
144,000	Chinasoft International Ltd.(b)	67,771
270,000	Chongqing Machinery & Electric Co. Ltd. - H Shares	32,029
706,000	Chongqing Rural Commercial Bank Co. Ltd. - H Shares	423,297
58,000	Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.(b)	8,226
671,600	Coolpad Group Ltd.(b)	116,905
953,443	Country Garden Holdings Co. Ltd.	496,665
4,949,000	CPMC Holdings Ltd.(d)	2,597,163
250,000	CSPC Pharmaceutical Group Ltd.	259,169
10,840,000	CT Environmental Group Ltd.	3,047,005
104,000	Da Ming International Holdings, Ltd.(b)	38,084
713,000	Dalian Port PDA Co. Ltd. - H Shares	127,788
192,000	Daphne International Holdings Ltd.(b)	25,252
54,000	Datang International Power Generation Co. Ltd. - H Shares	14,552
37,200	Dongfang Electric Corp. Ltd. - H Shares	28,827
459,000	Dongyue Group Ltd.(b)(c)(d)	60,811
2,849,000	Dynagreen Environmental Protection Group Co. Ltd.(d)	1,351,847
44,000	ENN Energy Holdings Ltd.	207,078
774,000	Fantasia Holdings Group Co. Ltd.	100,797
616,000	FIH Mobile Ltd.	203,333
5,082,000	Fu Shou Yuan International Group Ltd.	2,981,491
497,600	Fufeng Group Ltd.	210,446
2,020,000	Geely Automobile Holdings Ltd.	2,083,669
86,000	Golden Eagle Retail Group Ltd.	119,538

8

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CHINA (continued)
1,180,600	GOME Electrical Appliances Holdings Ltd.	$149,182
144,000	Goodbaby International Holdings Ltd.	69,628
201,000	Greatview Aseptic Packaging Co. Ltd.	102,113
41,000	Greenland Hong Kong Holdings Ltd.(b)	10,520
225,500	Greentown China Holdings Ltd.(b)	184,342
238,000	Guangshen Railway Co. Ltd. - H Shares	131,650
18,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - H Shares(b)	42,566
288,800	Guangzhou R&F Properties Co. Ltd. - H Shares	408,127
68,000	Haitian International Holdings Ltd.	140,287
152,000	Harbin Electric Co. Ltd. - H Shares	74,280
11,000	HNA Infrastructure Company Ltd.	12,311
82,000	HOSA International Ltd.	27,701
82,000	Huadian Fuxin Energy Corp. Ltd.	19,032
74,000	Huadian Power International Corp. Ltd. - H Shares	31,773
138,000	Huan Yue Interactive Holdings Ltd.(b)	16,726
1,622,000	Huaneng Renewables Corp. Ltd. - H Shares	545,857
113,000	Huishang Bank Corp. Ltd. - H Shares	54,347
102,000	Intime Retail Group Co. Ltd.	80,095
156,000	Jiangnan Group Ltd.	25,747
50,000	Jiangsu Expressway Co. Ltd. - H Shares	68,080
236,000	Jiangxi Copper Co. Ltd. - H Shares	278,737
1,235,000	Kaisa Group Holdings Ltd.(b)(c)(d)	46,578
164,000	Kingdee International Software Group Co. Ltd.(b)	66,610
465,000	KWG Property Holding Ltd.	269,807
106,000	Lenovo Group Ltd.	68,065
91,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares(b)	37,078
128,000	Lifetech Scientific Corp.(b)	30,368
7,800	Livzon Pharmaceutical Group, Inc.	45,509
74,000	Logan Property Holdings Co. Ltd.	29,770
528,500	Longfor Properties Co. Ltd.	701,891
652,000	Lonking Holdings Ltd.	106,767
130,000	Maanshan Iron & Steel Co. Ltd. - H Shares(b)	29,669
Shares		Value
CHINA (continued)
512,000	Maoye International Holdings Ltd.(b)	$48,853
4,141,000	Microport Scientific Corp.(b)	3,064,817
3,763,000	Microport Scientific Corp.(b)(d)	2,785,053
132,000	Minth Group Ltd.	469,754
80,000	NVC Lighting Holdings Ltd.	11,037
54,000	O-Net Technologies Group Ltd.(b)	29,452
49,800	Pacific Online Ltd.	12,393
197,000	Powerlong Real Estate Holdings Ltd.	67,059
261,000	Qunxing Paper Holdings Co. Ltd.(b)(c)(d)	12,721
67,000	Real Gold Mining Ltd.(b)(c)(d)	2,272
3,828,145	Renhe Commercial Holdings Co. Ltd.(b)	99,214
214,000	Sany Heavy Equipment International Holdings Co. Ltd.(b)	33,388
10,766,806	Semiconductor Manufacturing International Corp.(b)	1,304,975
70,000	Shandong Chenming Paper Holdings Ltd. - H Shares	60,473
28,000	Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares	18,268
18,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	56,892
229,235	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares	67,096
123,700	Shanghai Pharmaceuticals Holding Co. Ltd. - H Shares	318,997
32,000	Shenzhen Expressway Co. Ltd. - H Shares	32,142
66,000	Shenzhou International Group Holdings Ltd.	437,841
706,381	Shui On Land Ltd.	174,875
64,000	Sichuan Expressway Co. Ltd. - H Shares	25,747
360,000	Sihuan Pharmaceutical Holdings Group Ltd.	86,338
46,500	Sino Grandness Food Industry Group Ltd.	11,364
1,436,062	Sino-Ocean Land Holdings Ltd.	598,085
119,000	Sinopec Engineering Group Co. Ltd.	105,259
224,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	114,375
3,295,200	Sinosoft Technology Group Ltd.	1,440,353
405,000	Sinotrans Ltd. - H Shares	191,128
334,000	Sinotruk Hong Kong Ltd.	184,753
364,000	SOHO China Ltd.	188,206
6,000	Springland International Holdings Ltd.	928
352,000	Sunac China Holdings Ltd.	241,004
1,796,000	Sunny Optical Technology Group Co. Ltd.	8,776,734

9

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
CHINA (continued)
36,000	Tian Shan Development Holdings Ltd.	$13,229
340,000	Tiangong International Co. Ltd.	42,963
164,000	Tianneng Power International Ltd.	148,023
186,000	Tingyi Cayman Islands Holding Corp.	200,736
1,566,000	Tong Ren Tang Technologies Co. Ltd. - H Shares	2,859,186
22,800	Tonly Electronics Holdings Ltd.	12,053
774,500	Travelsky Technology Ltd. - H Shares	1,655,745
210,000	Trigiant Group Ltd.	33,847
201,000	Trony Solar Holdings Co. Ltd.(b)(c)(d)	3,058
20,000	Tsingtao Brewery Co. Ltd. - H Shares	79,943
63,400	Uni-President China Holdings Ltd.	42,918
124,000	Universal Health International Group Holding Ltd.(b)	5,596
439,200	V1 Group Ltd.(b)	21,803
119,000	Weichai Power Co. Ltd. - H Shares	179,830
496,000	Welling Holding Ltd.	99,129
1,066,000	West China Cement Ltd.(b)	108,585
582,000	Wuzhou International Holdings Ltd.(b)	60,034
626,000	Xiamen International Port Co. Ltd. - H Shares	134,796
74,000	Xingda International Holdings Ltd.	30,724
62,200	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	85,975
217,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares(b)	23,783
212,000	Xinyi Solar Holdings Ltd.	78,726
283,000	Xiwang Special Steel Co. Ltd.(b)	27,732
149,000	XTEP International Holdings Ltd.	65,705
52,000	Yanzhou Coal Mining Co. Ltd. - H Shares	38,553
5,270,000	Yestar International Holdings Co. Ltd.	2,799,595
49,500	Youyuan International Holdings Ltd.(b)	11,425
370,000	Yuanda China Holdings Ltd.(b)	9,589
531,760	Yuzhou Properties Co. Ltd.	197,467
159,000	Zall Development Group Ltd.(b)(c)	108,453
97,500	Zhaojin Mining Industry Co. Ltd. - H Shares	98,562
96,000	Zhejiang Expressway Co. Ltd. - H Shares	100,635
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)(c)(d)	0
Shares		Value
CHINA (continued)
166,000	Zhong An Real Estate Ltd.(b)	$15,625
23,000	Zhongsheng Group Holdings Ltd.	23,161
24,000	Zhuzhou CRRC Times Electric Co. Ltd.	116,355
43,000	Zoomlion Heavy Industry Science and Technology Co. Ltd. - H Shares	15,691
		64,369,399
CURACAO — 0.1%
71,060	Mouwasat Medical Services Co.(b)	2,511,971
DENMARK — 0.5%
13,506	ALK-Abello A/S	1,825,835
26,508	Alm Brand A/S	199,520
8,231	Amagerbanken A/S(b)(c)(d)	0
1,801	Ambu A/S - B Shares	93,295
1,663	Bang & Olufsen A/S(b)	18,407
2,210	Bavarian Nordic A/S(b)	75,017
1,079	Brodrene Hartmann A/S	53,346
235,467	Chr. Hansen Holding A/S	14,102,026
692	D/S Norden A/S(b)	9,850
10,570	Dfds A/S	510,888
23,297	DSV A/S	1,129,126
7,093	FLSmidth & Co. A/S	257,726
3,180	Genmab A/S(b)	524,697
66,435	GN Store Nord A/S	1,347,172
8,562	H. Lundbeck A/S(b)	276,100
1,804	H+H International A/S - Class B(b)	18,104
825	Harboes Bryggeri A/S - Class B	17,107
2,037	IC Group A/S	48,101
49,776	ISS A/S	1,957,013
17,993	Jyske Bank A/S	816,560
3,569	Matas A/S	69,265
6,510	NKT Holding A/S	438,496
1,101	Nordjyske Bank A/S	16,249
10,150	Per Aarsleff A/S	239,676
1,300	Ringkjoebing Landbobank A/S	275,126
1,648	Rockwool International A/S - Class B	275,810
9,265	Royal Unibrew A/S	433,455
7,654	Santa Fe Group A/S(b)	74,554
7,068	Schouw & Co.	449,065
8,811	SimCorp A/S	486,986
1,324	Solar A/S - Class B	72,787
21,891	Spar Nord Bank A/S	219,692
21,662	Sydbank A/S	677,437
219,403	TDC A/S(b)	1,210,703
21,852	TK Development A/S(b)	28,864
16,542	Topdanmark A/S(b)	445,544
18,025	Tryg A/S	352,211
16,000	William Demant Holding A/S(b)	298,002
		29,343,812

10

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
FAEROE ISLANDS — 0.0%
7,482	Bakkafrost	$313,865
FINLAND — 0.4%
2,873	Ahlstrom Oyj	40,054
872	Aktia Bank Oyj	8,711
10,210	Amer Sports Oyj	277,960
1,322	Atria Oyj	14,512
361	BasWare Oyj(b)	13,276
1,691	Bittium Oyj	10,470
11,384	Cargotec Oyj - Class B	467,132
26,892	Caverion Corp.	193,657
32,219	Citycon Oyj	75,547
2,317	Comptel Oyj	5,469
11,552	Cramo Oyj	303,716
29,832	Elisa Oyj	1,005,371
16,218	Finnair Oyj(b)	71,926
7,981	Fiskars Oyj Abp	142,983
8,344	F-Secure Oyj	29,494
4,792	HKScan Oyj - A Shares	16,676
21,678	Huhtamaki Oyj	875,259
36,532	Kemira Oyj	435,521
9,291	Kesko OYJ - B Shares	461,822
2,280	Kesko Oyj - Class A	106,548
12,022	Konecranes Oyj	409,773
9,896	Lassila & Tikanoja Oyj	205,970
745	Lemminkainen Oyj	14,148
75,818	Metsa Board Oyj	435,707
28,994	Metso Oyj	760,697
51,836	Neste Oyj	2,238,004
15,813	Nokian Renkaat Oyj	530,659
2,393	Olvi Oyj - Class A	72,477
27,474	Oriola-KD Oyj - Class B	128,782
6,792	Orion Oyj - Class A	288,694
21,898	Orion Oyj - Class B	932,459
58,724	Outokumpu Oyj(b)	409,350
25,811	Outotec Oyj(b)	112,430
7,716	PKC Group Oyj	135,270
420	Ponsse Oyj	10,494
38,176	Raisio Oyj - V Shares	159,669
22,193	Ramirent Oyj	163,716
32,530	Sanoma Oyj	304,785
2,082	SRV Group Plc	9,965
293,089	Stora Enso Oyj - Class R	2,771,790
163,338	Talvivaara Mining Co. Plc(b)(c)(d)	1,022
7,035	Technopolis Oyj	24,327
11,475	Tieto Oyj	314,793
8,844	Tikkurila Oyj	170,385
150,989	UPM-Kymmene Oyj	3,513,878
15,354	Uponor Oyj	261,251
3,684	Vaisala Oyj - Class A	125,328
14,981	Valmet Oyj	222,507
15,103	Wartsila Oyj Abp	653,228
32,499	YIT Oyj	270,780
		20,208,442
Shares		Value
FRANCE — 1.4%
24,178	Accor SA	$917,939
5,058	Actia Group	45,252
17,052	Air France-KLM(b)	104,040
1,984	Akka Technologies SA	69,368
8,106	Albioma SA	133,921
6,803	Alstom SA(b)	182,743
327	Altarea SCA REIT	62,460
5,734	Alten SA	409,837
25,305	Altran Technologies SA	361,123
4,393	APRIL SA	60,280
35,335	Arkema SA	3,350,609
4,208	Assystem	126,108
38,573	Atos SE	4,006,562
560	Axway Software SA	17,164
4,971	Beneteau SA	57,462
1,991	BioMerieux	290,252
72,366	Boiron SA(d)	6,120,069
8,998	Bonduelle SCA	213,356
4,028	Bourbon SA	52,619
33,357	Bureau Veritas SA	630,193
158	Burelle SA	155,407
12,743	Casino Guichard Perrachon SA	634,107
1,749	Cegedim SA(b)	44,543
548	CGG SA(b)	14,492
9,650	Chargeurs SA	167,904
3,649	Cie des Alpes	67,536
3,058	Coface SA(b)	19,803
56,117	Derichebourg SA	175,814
1,675	Devoteam SA	90,448
5,553	Edenred	128,653
24,093	Eiffage SA	1,783,668
410	Electricite de Strasbourg SA	45,075
6,919	Elior Participations SCA	155,363
1,730	Elis SA	28,753
1,370	Eramet(b)	64,308
779	Esso SA Francaise(b)	31,367
34,332	Etablissements Maurel et Prom(b)	151,129
4,816	Euler Hermes Group	417,921
42,903	Eutelsat Communications SA	899,552
1,226	Exel Industries SA - Class A	89,768
1,633	Faiveley Transport SA	178,098
23,531	Faurecia	865,606
18	Fimalac	1,947
1,637	Fonciere Des Regions REIT	143,097
22,138	Gaztransport Et Technigaz SA	748,505
1,825	Gecina SA REIT	266,052
4,424	GL Events	78,918
1,240	Groupe Crit	81,741
66,814	Groupe Eurotunnel SE	625,710
4,051	Groupe Fnac SA(b)(e)	276,159
1,024	Groupe Fnac SA(b)(e)	70,107
1,569	Groupe Open	42,129
1,572	Guerbet	93,393
2,937	Haulotte Group SA	40,688
26,272	Havas SA	213,735

11

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
FRANCE (continued)
1,746	ICADE REIT	$125,504
301	ID Logistics Group(b)	42,460
10,951	Imerys SA	761,683
62,015	Ingenico Group SA	4,908,372
1,475	Interparfums SA	42,309
5,550	Ipsen SA	383,586
10,952	IPSOS	357,673
6,546	Jacquet Metal Service	109,944
7,047	JCDecaux SA	215,483
317,291	Korian SA	9,719,529
40,363	Lagardere SCA	1,027,962
863	Laurent-Perrier	66,315
1,830	Le Noble Age	64,365
3,616	Lectra	65,338
1,180	Linedata Services	54,405
224,236	LISI(d)	6,637,602
438	Maisons France Confort SA	22,954
3,615	Manitou BF SA	65,280
576	Mersen	11,527
6,820	Metropole Television SA	118,851
5,327	MGI Coutier	149,585
1,975	Mr Bricolage	28,618
1,247	Naturex(b)	113,167
11,769	Neopost SA	356,319
8,744	Nexans SA(b)	497,024
6,068	Nexity SA	304,716
511	NRJ Group(b)	5,088
5,591	Oeneo SA	49,837
4,198	Onxeo SA(b)(e)	10,968
3,092	Onxeo SA(b)(e)	8,123
4,524	Orpea	376,640
1,064	Parrot SA(b)	9,461
2,566	Pierre & Vacances SA(b)	100,420
11,853	Plastic Omnium SA	386,187
506	Plastivaloire	63,384
577	PSB Industries SA	29,137
7,664	Rallye SA	138,734
468	Remy Cointreau SA	37,966
14,166	Rexel SA	196,484
963	Rothschild & Co.	22,834
138,029	Rubis SCA	12,588,451
6,138	Sartorius Stedim Biotech	413,917
2,137	Savencia SA	130,901
50,206	SCOR SE	1,625,309
6,771	SEB SA	996,380
2,944	Societe BIC SA	408,175
320	Societe Internationale de Plantations d’Heveas SA(b)	12,997
9,258	Societe Television Francaise 1	85,349
517	Somfy SA	215,665
2,996	Sopra Steria Group	304,747
16,115	Ste Industrielle d’Aviation Latecoere SA(b)	61,916
1,615	Stef SA	125,041
25,453	Suez Environnement Co.	403,051
1,087	Sword Group	32,588
Shares		Value
FRANCE (continued)
4,320	Synergie SA	$139,898
2,499	Tarkett SA	89,006
48,862	Technicolor SA	285,679
23,862	Technip SA	1,582,680
15,168	Teleperformance SA	1,602,968
318	Tessi SA	48,492
260	Thermador Groupe	22,477
1,951	Trigano SA	138,034
46,170	UBISOFT Entertainment(b)	1,571,184
63,349	Vallourec SA(b)	311,269
1,621	Valneva SE(b)	4,413
602	Vetoquinol SA	30,273
7,105	Vicat SA	446,680
2,732	Vilmorin & Cie SA	164,259
596	Virbac SA(b)	94,868
449	Vranken - Pommery Monopole SA	11,302
340	Worldline S.A.(b)	9,346
6,029	Zodiac Aerospace	146,729
		77,892,731
GERMANY — 1.6%
13,680	Aareal Bank AG	493,543
2,745	Adler Modemaerkte AG	15,609
23,898	ADVA Optical Networking SE(b)	190,093
20,551	Aixtron SE(b)	97,752
4,617	Allgeier SE	91,129
6,126	Alstria Office REIT AG	79,051
752	Amadeus Fire AG	60,419
9,471	Aurubis AG	492,706
12,739	Axel Springer SE	637,894
310	Basler AG	19,499
1,588	Bauer AG	21,825
4,494	BayWa AG	150,787
2,465	Bechtle AG	259,096
284	Bertrandt AG	30,257
495	Bijou Brigitte AG	29,343
2,505	Biotest AG	44,685
256	Biotest AG - Preference Shares	3,558
20,442	Borussia Dortmund GmbH & Co. KGaA	129,032
25,055	Brenntag AG	1,339,320
2,756	CANCOM SE	125,131
6,532	Carl Zeiss Meditec AG	234,871
2,761	CENIT AG	68,786
4,110	CENTROTEC Sustainable AG	67,451
3,390	Cewe Stiftung & Co. KGaA	324,505
7,896	Comdirect Bank AG	80,134
39,273	Commerzbank AG	266,735
4,097	CompuGroup Medical SE	181,384
5,206	Constantin Medien AG(b)	11,773
9,051	CTS Eventim AG & Co KGaA	325,198
27,541	Deutsche Lufthansa AG	352,066
28,878	Deutsche Wohnen AG	942,153
39,243	Deutz AG	193,856

12

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
GERMANY (continued)
1,078	Dic Asset AG	$10,342
9,306	DMG Mori AG	425,944
2,100	Dr Hoenle AG	58,324
940	Draegerwerk AG & Co. KGaA	59,953
1,025	Draegerwerk AG & Co. KGaA - Preference Shares	73,115
6,958	Drillisch AG	317,748
78,796	Duerr AG	5,873,262
1,537	Eckert & Ziegler AG	35,736
6,212	Elmos Semiconductor AG	94,106
143,249	Fielmann AG	9,935,202
1,910	First Sensor AG(b)	29,752
19,763	Fraport AG Frankfurt Airport Services Worldwide	1,173,045
25,028	Freenet AG	717,225
7,844	Fuchs Petrolub SE	310,075
7,977	Fuchs Petrolub SE - Preference Shares	356,620
28,204	GEA Group AG	1,090,604
10,704	Gerresheimer AG	807,368
6,067	Gerry Weber International AG	75,758
2,114	Gesco AG	168,990
2,596	GFK SE	87,574
2,873	GFT Technologies SE	57,432
5,876	Grammer AG	335,615
1,925	Grenkeleasing AG	335,150
3,022	H&R AG(b)	55,915
4,739	Hamborner AG REIT	46,852
2,835	Hamburger Hafen und Logistik AG	45,157
71,944	Heidelberger Druckmaschinen AG(b)	191,124
4,966	Hella KGaA Hueck & Co.	189,329
3,483	Hochtief AG	475,450
1,089	Hornbach Baumarkt AG	34,345
9,402	Indus Holding AG	554,346
1,165	Isra Vision AG	135,562
11,957	Jenoptik AG	205,026
9,534	Jungheinrich AG	300,845
16,064	KION Group AG	970,241
19,662	Kloeckner & Co. SE(b)	245,411
1,986	Koenig & Bauer AG(b)	93,277
2,229	Krones AG	227,194
210	KSB AG	86,679
5,395	KUKA AG(b)	613,559
425	KWS Saat SE	139,031
52,769	Lanxess AG	3,378,907
3,023	Leg Immobilien AG	254,995
798	Leifheit AG	51,685
8,461	Leoni AG	321,229
2,628	LPKF Laser & Electronics AG(b)	20,203
830	Manz AG(b)	30,263
69,610	Metro AG	2,085,358
7,391	MLP AG	30,020
152,665	MTU Aero Engines AG	15,934,341
1,808	MVV Energie AG	40,092
Shares		Value
GERMANY (continued)
5,477	Nemetschek SE	$341,505
2,244	Nexus AG	46,139
120,526	NORMA Group SE	5,546,353
1,895	OHB SE	39,233
38,202	OSRAM Licht AG	2,166,017
15,324	Patrizia Immobilien AG(b)	316,758
1,780	Pfeiffer Vacuum Technology AG	161,538
4,667	PNE Wind AG	10,426
386	Progress-Werk Oberkirch AG	15,892
690	ProSiebenSat.1 Media SE	29,738
484	Puma SE	120,449
870	R Stahl AG	28,761
11,329	Rational AG	5,876,231
19,717	Rheinmetall AG	1,365,980
93,544	RHOEN-KLINIKUM AG	2,603,664
6,892	RIB Software AG	93,323
227,787	RWE AG(b)	3,615,786
19,824	SAF-Holland SA	266,039
9,704	Salzgitter AG	318,513
2,626	Sartorius AG - Preference Shares	206,315
1,579	Schaltbau Holding AG	48,881
2,624	SHW AG	90,736
7,152	Sixt SE	433,383
4,730	Sixt SE - Preference Shares	210,811
977	Softing AG	13,085
16,990	Software AG	617,343
35,155	Stada Arzneimittel AG	1,759,969
655	Sto Se & CO KGAA	78,482
629	STRATEC Biomedical AG	35,898
7,241	Stroeer SE & Co. KGaA	330,076
22,636	Suedzucker AG	579,971
4,961	Suess MicroTec AG(b)	34,745
1,278	Surteco SE	32,267
16,341	Symrise AG	1,121,330
7,410	TAG Immobilien AG	98,914
13,088	Takkt AG	310,049
13,953	Talanx AG	433,088
423	Technotrans AG	10,123
4,463	Tom Tailor Holding AG(b)	22,400
4,964	Tomorrow Focus AG(b)	12,206
5,098	United Internet AG	209,248
3,994	VERBIO Vereinigte BioEnergie AG	29,674
4,362	Villeroy & Boch AG	67,062
1,793	Vossloh AG(b)	108,826
8,065	VTG AG	246,124
9,072	Wacker Chemie AG	808,060
8,248	Wacker Neuson SE	114,084
1,136	Washtec AG	57,676
7,886	Wirecard AG	374,108
363	XING AG	73,899
		88,076,195

13

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
GIBRALTAR — 0.0%
23,380	888 Holdings Plc	$62,242
GREECE — 0.0%
1,466	Aegean Airlines SA	9,447
96	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products(b)(c)(d)	0
2,153	Athens Water Supply & Sewage Co. SA (The)	12,763
32,394	Ellaktor SA(b)	44,095
14,537	GEK Terna Holding Real Estate Construction SA(b)	33,672
5,827	Hellenic Exchanges - Athens Stock Exchange SA	28,785
42,339	Intralot SA-Integrated Lottery Systems & Services(b)	57,168
7,101	JUMBO SA	100,947
1,715	Lamda Development SA(b)	9,300
132,453	Marfin Investment Group Holdings SA(b)	19,048
3,653	Metka SA	30,717
3,640	Motor Oil (Hellas) Corinth Refineries SA	43,594
26,955	Mytilineos Holdings SA(b)	154,164
22,848	Proton Bank SA(b)(c)(d)	0
3,988	Sarantis SA	43,954
12,534	T Bank SA(b)(c)(d)	0
6,226	Terna Energy SA	19,000
647	Thessaloniki Port Authority SA	13,069
31,091	TT Hellenic Postbank SA(b)(c)(d)	0
		619,723
GUERNSEY — 0.0%
5,739	Raven Russia Ltd.(b)	2,740
HONG KONG — 1.1%
375,000	Agritrade Resources Ltd.	60,441
440,000	Alibaba Pictures Group Ltd.(b)	86,802
22,000	Allied Group Ltd.	116,587
1,415,693	Allied Properties HK Ltd.	299,365
138,000	AMVIG Holdings Ltd.	46,620
520,000	Anxin-China Holdings Ltd.(b)(c)(d)	4,841
182,250	APT Satellite Holdings Ltd.	119,846
144,000	Asia Financial Holdings Ltd.	82,625
34,500	Asia Satellite Telecommunications Holdings Ltd.(b)	46,708
290,100	ASM Pacific Technology Ltd.	2,799,799
74,000	Associated International Hotels Ltd.	214,685
275,000	Auto Italia Holdings Ltd.(b)	4,610
52,000	Beijing Enterprises Holdings Ltd.	260,149
432,000	Beijing Enterprises Water Group Ltd.	313,603
504,000	Bel Global Resources Holdings Ltd.(b)(c)(d)	0
Shares		Value
HONG KONG (continued)
426,000	Bosideng International Holdings Ltd.	$38,450
218,000	Bossini International Holdings Ltd.	13,211
92,000	Bright Smart Securities & Commodities Group Ltd.	39,146
355,000	Brightoil Petroleum Holdings Ltd.	102,533
160,000	Brilliance China Automotive Holdings Ltd.	190,006
56,897	Brilliant Circle Holdings International Ltd.	8,804
1,644,354	Brockman Mining Ltd.(b)	21,838
608,000	Burwill Holdings Ltd.(b)	17,482
496,791	C C Land Holdings Ltd.	132,596
44,000	Cafe de Coral Holdings Ltd.	155,450
92,000	Carrianna Group Holdings Co. Ltd.	8,660
92,000	Cathay Pacific Airways Ltd.	121,234
166,800	Century City International Holdings Ltd.	11,184
1,604,275	Champion Technology Holdings Ltd.(b)	34,338
128,813	Cheuk Nang Holdings Ltd.	96,499
85,873	Chevalier International Holdings Ltd.	135,970
398,000	China Aerospace International Holdings Ltd.	51,318
207,137	China Agri-Industries Holdings Ltd.(b)	81,193
136,000	China All Access Holdings Ltd.	43,489
2,520,000	China Daye Non-Ferrous Metals Mining Ltd.(b)	34,118
950,000	China Ever Grand Financial Leasing Group Co. Ltd.(b)	12,617
56,000	China Everbright International Ltd.	67,152
525,600	China Fiber Optic Network System Group Ltd.(b)(c)(d)	47,440
62,000	China Foods Ltd.	27,500
224,000	China Gas Holdings Ltd.	341,392
130,000	China Glass Holdings Ltd.(b)	15,086
6,603,000	China High Precision Automation Group Ltd.(b)(c)(d)	194,756
287,000	China High Speed Transmission Equipment Group Co. Ltd.	297,896
1,816,000	China Jinmao Holdings Group Ltd.	501,091
10,378,000	China Lumena New Materials Corp.(b)(c)(d)	0
1,858,000	China Lumena New Materials Corp.(b)(c)	0
216,000	China Metal International Holdings, Inc.	75,476
193,200	China Metal Recycling Holdings Ltd.(b)(c)(d)	0

14

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
HONG KONG (continued)
492,557	China New Town Development Co. Ltd.(b)	$25,087
1,110,000	China Oil and Gas Group Ltd.(b)	84,443
24,500	China Overseas Grand Oceans Group Ltd.(b)	9,003
136,000	China Power International Development Ltd.	49,626
22,000	China Power New Energy Development Co. Ltd.	13,361
251,000	China Properties Group Ltd.(b)	62,139
135,102	China Resources Beer Holdings Co. Ltd.(b)	287,431
286,440	China Resources Cement Holdings Ltd.	115,971
70,800	China Resources Gas Group Ltd.	222,290
44,000	China Resources Power Holdings Co. Ltd.	74,775
4,812,920	China Singyes Solar Technologies Holdings Ltd.	2,296,137
1,104,000	China South City Holdings Ltd.	244,841
249,440	China State Construction International Holdings Ltd.	364,726
385,400	China Taiping Insurance Holdings Co. Ltd.(b)	744,408
226,000	China Travel International Investment Hong Kong Ltd.	65,275
50,000	China Water Affairs Group Ltd.	36,361
10,000	Chinese Estates Holdings Ltd.	18,077
103,000	Chow Sang Sang Holdings International Ltd.	181,947
110,000	Chu Kong Shipping Enterprises Group Co. Ltd.	30,352
237,500	Chuang’s Consortium International Ltd.	52,059
90,000	CIMC Enric Holdings Ltd.	37,715
647,000	CITIC Resources Holdings Ltd.(b)	80,921
649,000	CITIC Telecom International Holdings Ltd.	222,594
320,000	Citychamp Watch & Jewellery Group Ltd.	88,298
756,000	CK Life Sciences International Holdings, Inc.	66,285
47,000	Clear Media Ltd.	45,936
142,000	CNT Group Ltd.	13,366
177,000	Coastal Greenland Ltd.(b)	5,340
224,007	Comba Telecom Systems Holdings Ltd.	39,859
520,000	Concord New Energy Group Ltd.	26,149
522,729	COSCO Pacific Ltd.	518,985
1,402,000	CP Pokphand Co. Ltd.	178,966
1,109,335	CSI Properties Ltd.	40,051
84,924	Dah Sing Banking Group Ltd.	153,739
60,678	Dah Sing Financial Holdings Ltd.	412,315
Shares		Value
HONG KONG (continued)
101,000	Dan Form Holdings Co. Ltd.	$35,422
80,000	Dawnrays Pharmaceutical Holdings Ltd.	47,862
244,000	DBA Telecommunication Asia Holdings Ltd.(b)(c)(d)	2,064
188,000	Digital China Holdings Ltd.	157,565
108,000	Dynasty Fine Wines Group Ltd.(b)(c)(d)	3,760
92,000	Eagle Nice International Holdings Ltd.	27,640
168,234	EganaGoldpfeil Holdings Ltd.(b)(c)(d)	0
275,000	Emperor Entertainment Hotel Ltd.	66,662
386,416	Emperor International Holdings Ltd.	90,680
218,000	Esprit Holdings Ltd.(b)	179,897
220,000	EVA Precision Industrial Holdings Ltd.	24,112
9,500	Fairwood Holdings Ltd.	44,097
585,595	Far East Consortium International Ltd.	240,111
200,000	Far East Horizon Ltd.	182,579
790,000	First Pacific Co. Ltd.	598,952
168,000	First Shanghai Investments Ltd.	29,893
30,000	Fountain SET Holdings Ltd.	3,907
2,375,000	GCL-Poly Energy Holdings Ltd.	321,544
116,000	Genting Hong Kong Ltd.(b)	33,055
60,150	Get Nice Financial Group Ltd.	8,221
2,406,000	Get Nice Holdings Ltd.	83,762
266,000	Giordano International Ltd.	140,279
1,758,000	Global Brands Group Holding Ltd.(b)	199,475
1,325,000	Glorious Property Holdings Ltd.(b)	158,886
37,000	Glorious Sun Enterprises Ltd.	4,962
220,000	Gold Peak Industries Holdings Ltd.	22,126
180,000	Goldbond Group Holdings Ltd.	7,659
118,000	Goldlion Holdings Ltd.	47,014
16,000	Good Friend International Holdings, Inc.	3,260
55,484	Great Eagle Holdings Ltd.	246,459
4,618,102	G-Resources Group Ltd.	80,982
174,000	Guangdong Investment Ltd.	262,945
14,000	Guoco Group Ltd.	157,229
155,600	Guotai Junan International Holdings Ltd.	59,587
83,000	Haier Electronics Group Co. Ltd.	133,989
412,331	Haitong International Securities Group Ltd.	264,766
211,000	Hang Lung Group Ltd.	809,388
133,267	Hanison Construction Holdings Ltd.	23,541
114,000	Harbour Centre Development Ltd.	206,670

15

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
HONG KONG (continued)
245,400	Hengdeli Holdings Ltd.(b)	$26,579
4,808,565	HKBN Ltd.(d)	5,673,146
48,441	HKC Holdings Ltd.(b)	20,799
90,000	Hon Kwok Land Investment Co. Ltd.	35,046
2,400	Hong Kong Aircraft Engineering Co. Ltd.	17,113
253,651	Hongkong & Shanghai Hotels Ltd. (The)	286,829
483,700	Hongkong Chinese Ltd.	88,563
12,650	Hopewell Highway Infrastructure Ltd.	6,769
135,500	Hopewell Holdings Ltd.	475,221
150,000	Hopson Development Holdings Ltd.	135,387
188,000	Hsin Chong Construction Group Ltd.(b)	8,363
220,000	Hua Han Health Industry Holdings Ltd.(c)(d)	15,034
439,000	Huabao International Holdings Ltd.(b)	164,719
71,631	Hung Hing Printing Group Ltd.	8,959
527,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	169,878
44,000	Hysan Development Co. Ltd.	203,106
335,000	I-CABLE Communications Ltd.(b)	35,852
175,500	International Standard Resources Holdings Ltd.(b)	2,897
175,000	IPE Group Ltd.	37,908
28,266	IRC Ltd.(b)	652
398,000	IT Ltd.	146,770
95,905	ITC Properties Group Ltd.	35,861
65,000	Jinhui Holdings Co. Ltd.(b)	7,543
95,125	Johnson Electric Holdings Ltd.	230,099
434,000	Ju Teng International Holdings Ltd.	137,661
84,000	Kader Holdings Co. Ltd.	7,798
1,940,000	Kai Yuan Holdings Ltd.(b)	22,013
8,000	Keck Seng Investments	5,931
153,000	Kerry Logistics Network Ltd.	203,196
206,000	Kerry Properties Ltd.	652,088
150,200	Kingboard Chemical Holdings Ltd.	444,468
430,500	Kingboard Laminates Holdings Ltd.	386,340
74,000	Kingmaker Footwear Holdings Ltd.	18,129
1,428,000	Kingston Financial Group Ltd.	594,728
344,000	Ko Yo Chemical Group Ltd.(b)	10,778
328,000	Kowloon Development Co. Ltd.	328,611
1,070,000	Kunlun Energy Co. Ltd.	809,859
2,159,000	Lai Fung Holdings Ltd.	46,768
2,074,750	Lai Sun Development Co. Ltd.	42,535
603,200	Lai Sun Garment International Ltd.	119,776
9,000	Lam Soon Hong Kong Ltd.	9,980
Shares		Value
HONG KONG (continued)
68,000	Landsea Green Properties Co. Ltd.	$5,348
127,600	Le Saunda Holdings Ltd.	29,779
24,000	Lee & Man Chemical Co. Ltd.	7,520
549,200	Lee & Man Paper Manufacturing Ltd.	412,844
15,000	Lee’s Pharmaceutical Holdings Ltd.	13,016
178,000	Li & Fung Ltd.	87,674
131,000	Lifestyle China Group Ltd.(b)	36,823
55,500	Lifestyle International Holdings Ltd.	74,424
784,500	Link REIT (The)	5,593,781
64,000	Liu Chong Hing Investment Ltd.	90,444
170,000	Luen Thai Holdings Ltd.	69,924
106,000	Luk Fook Holdings International Ltd.	310,939
1,298,000	Magnificent Hotel Investment Ltd.	30,460
260,000	Man Wah Holdings Ltd.	172,651
3,700	Mandarin Oriental International Ltd.	5,162
410,000	Master Glory Group Ltd.	22,996
65,000	Melco International Development Ltd.	84,984
162,000	Midland Holdings Ltd.(b)	57,652
429,000	Mingfa Group International Co. Ltd.(b)(c)(d)	78,409
344,000	Minmetals Land Ltd.	43,468
39,000	Miramar Hotel & Investment Co. Ltd.	78,849
361,500	Neo-Neon Holdings Ltd.(b)	56,400
440,000	Newocean Energy Holdings Ltd.	113,467
362,000	Next Digital Ltd.(b)	19,837
386,000	Nine Dragons Paper Holdings Ltd.	314,552
281,100	Noble Group Ltd.(b)	33,540
338,545	NWS Holdings Ltd.	599,778
76,500	O Luxe Holdings Ltd.(b)	6,313
9,500	Orient Overseas International Ltd.	35,584
118,000	Overseas Chinese Town Asia Holdings Ltd.	43,210
1,340,246	Pacific Andes International Holdings Ltd.(b)(c)(d)	9,470
105,000	Pacific Textile Holdings Ltd.	132,408
201,240	Paliburg Holdings Ltd.	61,756
42,000	PAX Global Technology Ltd.	26,265
8,371,394	PCCW Ltd.	4,986,860
48,000	Peace Mark Holdings Ltd.(b)(c)(d)	0
154,000	Phoenix Satellite Television Holdings Ltd.	31,175
368,000	Pico Far East Holdings Ltd.	111,982
54,000	Playmates Holdings Ltd.	63,152

16

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
HONG KONG (continued)
36,000	Playmates Toys Ltd.	$5,663
318,000	Poly Property Group Co. Ltd.(b)	100,867
460,000	Polytec Asset Holdings Ltd.	33,215
132,000	Pou Sheng International Holdings Ltd.	41,359
78,000	Public Financial Holdings Ltd.	34,999
442,000	PYI Corp. Ltd.(b)	9,290
314,200	Regal Hotels International Holdings Ltd.	175,421
5,581,033	REXLot Holdings Ltd.(b)	94,990
194,132	SA SA International Holdings Ltd.	88,861
116,000	SAS Dragon Holdings Ltd.	20,491
30,000	SEA Holdings Ltd.	76,513
143,516	Shanghai Industrial Holdings Ltd.	439,492
669,000	Shanghai Industrial Urban Development Group Ltd.	169,934
1,190,000	Shanghai Zendai Property Ltd.(b)	23,476
234,000	Shangri-La Asia Ltd.	257,367
120,000	Shenwan Hongyuan HK Ltd.	66,224
232,184	Shenzhen International Holdings Ltd.	359,253
344,956	Shenzhen Investment Ltd.	150,782
427,129	Shimao Property Holdings Ltd.	571,668
2,408,000	Shougang Concord International Enterprises Co. Ltd.(b)	77,311
23,826	Shun Ho Tech Holdings Ltd.	8,418
299,750	Shun Tak Holdings Ltd.(b)	101,262
652,000	Singamas Container Holdings Ltd.(b)	68,096
360,000	Sino Biopharmaceutical Ltd.	252,052
2,225,000	Sino Oil And Gas Holdings Ltd.(b)	54,796
486,000	Sinofert Holdings Ltd.	63,918
38,000	SIS International Holdings	19,060
61,000	SITC International Holdings Co. Ltd.	36,102
58,000	Sitoy Group Holdings Ltd.	20,940
56,000	SJM Holdings Ltd.	38,775
623,224	Skyworth Digital Holdings Ltd.	403,399
1,287,643	SmarTone Telecommunications Holding Ltd.	1,945,855
291,934	SMI Holdings Group Ltd.	27,855
64,843	SOCAM Development Ltd.(b)	25,166
1,392,000	South China Holdings Co. Ltd.(b)	69,101
144,000	Sparkle Roll Group Ltd.(b)	12,997
1,073,428	SRE Group Ltd.(b)	31,557
3,544,010	SSY Group Ltd.	1,197,247
65,500	Stella International Holdings Ltd.	113,677
204,000	Success Universe Group Ltd.(b)	4,629
251,000	Sun Art Retail Group Ltd.	177,031
271,801	Sun Hung Kai & Co. Ltd.	171,375
Shares		Value
HONG KONG (continued)
99,000	TAI Cheung Holdings Ltd.	$84,377
456,000	TCC International Holdings Ltd.	115,829
56,000	TCL Multimedia Technology Holdings Ltd.(b)	28,377
42,800	Television Broadcasts Ltd.	155,073
125,000	Texhong Textile Group Ltd.	176,003
132,000	Texwinca Holdings Ltd.	92,589
185,800	Tian An China Investment Co. Ltd.	99,182
1,116,000	Tianjin Port Development Holdings Ltd.	171,237
130,000	Tibet Water Resources Ltd.	48,443
2,380,000	Titan Petrochemicals Group Ltd.(b)	28,233
138,026	Tomson Group Ltd.	45,916
590,000	Tongda Group Holdings Ltd.	155,953
62,000	Top Spring International Holdings Ltd.	18,067
44,000	Towngas China Co. Ltd.	24,793
406,000	TPV Technology Ltd.	77,477
58,000	Tradelink Electronic Commerce Ltd.	12,414
80,800	Transport International Holdings Ltd.	244,310
102,000	Trinity Ltd.(b)	7,497
394,000	Truly International Holdings Ltd.	154,439
233,000	TSC Group Holdings Ltd.(b)	34,549
2,164,000	United Energy Group Ltd.(b)	131,142
288,500	United Laboratories International Holdings Ltd. (The)(b)	159,584
44,000	Up Energy Development Group Ltd.(b)(c)(d)	549
101,100	Valuetronics Holdings Ltd.	35,971
159,000	Varitronix International Ltd.	64,580
152,000	Vitasoy International Holdings Ltd.	317,894
483,600	VST Holdings Ltd.	141,547
27,400	VTech Holdings Ltd.	336,337
90,622	Wasion Group Holdings Ltd.	53,400
68,000	Wing On Co. International Ltd.	211,745
220,000	Wing Tai Properties Ltd.	136,161
450,000	Xinyi Glass Holdings Ltd.	387,013
30,000	YGM Trading Ltd.	29,746
73,500	Yingde Gases Group Co. Ltd.	29,663
84,000	Yip’s Chemical Holdings Ltd.	34,334
1,542,500	Yue Yuen Industrial Holdings Ltd.	5,877,194
480,946	Yuexiu Property Co. Ltd.	70,695
34,191	Yuexiu Transport Infrastructure Ltd.	23,454
306,000	Zhuhai Holdings Investment Group Ltd.	48,136
		62,425,471

17

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
HUNGARY — 0.0%
34,076	Magyar Telekom Telecommunications Plc	$56,339
310	Richter Gedeon Nyrt	6,663
		63,002
INDIA — 1.3%
293	3M India Ltd.(b)	58,333
4,102	Aarti Industries	46,556
642	ABB India Ltd.	10,565
8,628	ACC Ltd.	196,075
198,763	Adani Power Ltd.(b)	81,396
6,435	Aditya Birla Nuvo Ltd.	133,678
33,300	Aegis Logistics Ltd.	79,228
5,111	AIA Engineering Ltd.	99,294
3,985	Ajanta Pharma Ltd.	122,477
250	Akzo Nobel India Ltd.	6,222
19,534	Alembic Ltd.	12,270
16,192	Alembic Pharmaceuticals Ltd.	162,219
20,161	Allahabad Bank(b)	22,686
1,620	Allcargo Logistics Ltd.	4,582
241,287	Alok Industries Ltd.(b)	12,464
1,082	Alstom India Ltd.(b)	8,358
222,033	Amara Raja Batteries Ltd.	3,412,453
17,157	Ambuja Cements Ltd.	61,706
11,406	Amtek Auto Ltd.(b)	7,446
28,807	Anant Raj Ltd.	23,788
16,348	Andhra Bank	13,818
3,086	Apar Industries Ltd.	27,246
161,686	Apollo Hospitals Enterprise Ltd.	3,246,841
76,659	Apollo Tyres Ltd.	230,999
4,919	Arvind Infrastructure Ltd.(b)	6,997
49,192	Arvind Ltd.	306,444
136,311	Ashok Leyland Ltd.(b)	186,445
1,251	Ashoka Buildcon Ltd.	3,051
1,523	Atul Ltd.	53,245
17,706	Aurobindo Pharma Ltd.(b)	216,876
3,198	Bajaj Corp. Ltd.	19,539
32,380	Bajaj Finance Ltd.	523,809
12,411	Bajaj Finserv Ltd.	634,938
18,091	Bajaj Holdings & Investment Ltd.	599,088
15,043	Balkrishna Industries Ltd.	239,655
45,240	Ballarpur Industries Ltd.(b)	11,380
3,642	Balmer Lawrie & Co. Ltd.	42,813
30,184	Balrampur Chini Mills Ltd.	52,607
84,289	Bank of Baroda(b)	196,441
33,912	Bank of India(b)	58,216
17,071	Bank of Maharashtra(b)	7,962
811	BASF India Ltd.	15,039
5,028	Bata India Ltd.	36,257
1,167	BEML Ltd. - Partly Paid Shares	16,415
886,930	Berger Paints India Ltd.	3,430,908
6,287	Bharat Electronics Ltd.(b)	124,961
5,737	Bharat Forge Ltd.(b)	75,953
57,633	Bharat Heavy Electricals Ltd.	119,949
21,658	Bharti Retail Ltd.(b)	55,177
Shares		Value
INDIA (continued)
10,128	Biocon Ltd.	$140,509
5,808	Birla Corp. Ltd.	69,040
22,287	Blue Dart Express Ltd.	1,716,830
1,437	Britannia Industries Ltd.	71,342
16,510	Cadila Healthcare Ltd.	103,554
37,970	Cairn India Ltd.(b)	128,772
19,327	Canara Bank(b)	90,881
7,476	Carborundum Universal Ltd.	31,802
5,310	Ceat Ltd.	96,645
532,292	Century Plyboards India Ltd.(b)	1,992,513
9,871	Century Textiles & Industries Ltd.	139,478
3,805	CESC Ltd.	35,710
58,225	Chambal Fertilizers and Chemicals Ltd.	55,883
56,756	Chennai Super Kings Cricket Ltd.(c)(d)	359
4,511	Cipla Ltd.	39,091
36,243	City Union Bank Ltd.	81,183
7,502	Colgate-Palmolive India Ltd.	109,054
2,821	Container Corp. of India Ltd.	57,994
10,814	Coromandel International Ltd.	46,560
41,645	Corp. Bank(b)	26,470
21,138	Cox & Kings Ltd.	72,558
62,592	Crisil Ltd.(d)	2,096,178
23,809	Crompton Greaves Consumer Electricals Ltd.(b)	65,916
28,811	Crompton Greaves Ltd.(b)	33,066
11,310	Cummins India Ltd.	144,901
13,663	Cyient Ltd.	101,573
4,199	Dalmia Bharat Ltd.	129,237
6,484	DB Corp. Ltd.	37,558
18,464	DB Realty Ltd.(b)	13,298
27,921	DCB Bank Ltd.(b)	55,184
7,946	DCM Shriram Ltd.	31,112
17,752	Deepak Fertilizers & Petrochemicals Corp. Ltd.	58,888
12,047	Delta Corp Ltd.	33,163
43,420	Dena Bank(b)	24,737
28,502	Dewan Housing Finance Corp. Ltd.	140,554
15,060	Divi’s Laboratories Ltd.	290,651
34,985	DLF Ltd.	78,706
5,324	eClerx Services Ltd.	121,193
22,258	EID Parry India Ltd.(b)	89,966
178,333	Emami Ltd.(b)	3,214,381
4,970	Engineers India Ltd.	20,185
8,345	Eros International Media Ltd.(b)	24,778
9,996	Escorts Ltd.	56,239
20,879	Essel Propack Ltd.	75,905
72,861	Exide Industries Ltd.	216,500
247	FAG Bearings India Ltd.	16,535
14,742	FDC Ltd.	50,217
294,564	Federal Bank Ltd.	362,987
4,296	Federal-Mogul Goetze India Ltd.(b)	30,876

18

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
INDIA (continued)
14,606	Finolex Cables Ltd.	$98,250
14,293	Finolex Industries Ltd.	99,119
768,571	Fortis Healthcare Ltd.(b)	2,080,049
21,658	Future Retail Ltd.	5,545
2,160	GAIL India Ltd.(b)	13,968
7,516	Gateway Distriparks Ltd.	28,151
4,043	GHCL Ltd.	16,838
49	Gillette India Ltd.	3,161
810	GlaxoSmithKline Consumer Healthcare Ltd.	73,474
18,031	Glenmark Pharmaceuticals Ltd.	252,431
24,402	GMR Infrastructure Ltd.(b)	5,024
3,837	Godfrey Phillips India, Ltd.	82,662
6,533	Godrej Industries Ltd.	42,908
5,642	Godrej Properties Ltd.(b)	30,780
8,033	Great Eastern Shipping Co. Ltd. (The)	45,020
7,420	Greaves Cotton Ltd.	15,387
770	Greenlam Industries Ltd.	8,622
3,850	Greenply Industries Ltd.	16,827
5,192	Grindwell Norton Ltd.	25,678
10,264	Gujarat Alkalies & Chemicals(b)	62,872
5,390	Gujarat Flourochemicals Ltd.	42,564
10,870	Gujarat Pipavav Port Ltd.	27,099
27,992	Gujarat State Fertilizers & Chemicals Ltd.	40,676
26,093	Gujarat State Petronet Ltd.	61,964
27,765	Hathway Cable & Datacom Ltd.(b)	12,804
25,011	Havells India Ltd.	152,793
11,965	HCL Infosystems Ltd.(b)	9,585
849	HEG Ltd.(b)	2,220
3,695	HeidelbergCement India Ltd.(b)	8,050
21,668	Hexaware Technologies Ltd.	66,428
71,498	Himachal Futuristic Communications Ltd.(b)	16,433
1,739	Himatsingka Seide Ltd.	7,335
106,422	Hindalco Industries Ltd.	238,621
5,961	Hindustan Petroleum Corp. Ltd.	41,704
207	Honeywell Automation India Ltd.	27,918
28,793	Housing Development & Infrastructure Ltd.(b)	35,654
314,818	HSIL Ltd.	1,648,179
4,443	Huhtamaki PPL Ltd.	19,279
20,323	ICRA Ltd.(d)	1,303,537
82,829	IDBI Bank Ltd.(b)	91,341
96,642	Idea Cellular Ltd.	111,132
73,673	IDFC Bank Ltd.	87,753
73,673	IDFC Ltd.(b)	76,556
73,581	IFCI Ltd.(b)	28,645
77,633	IIFL Holdings Ltd.	380,978
34,426	India Cements Ltd. (The)	81,546
24,089	Indiabulls Housing Finance Ltd.	305,646
14,343	Indian Bank	49,459
9,700	Intellect Design Arena Ltd.(b)	27,428
Shares		Value
INDIA (continued)
5,383	Ipca Laboratories Ltd.(b)	$50,037
8,799	IRB Infrastructure Developers Ltd.	31,033
8,006	Jagran Prakashan Pvt Ltd.(b)	23,777
79,442	Jain Irrigation Systems Ltd. - DVR	127,573
223,726	Jaiprakash Associates Ltd.(b)	37,519
57,737	Jammu & Kashmir Bank Ltd. (The)	58,873
4,032	JBF Industries Ltd.	14,571
6,226	Jindal Poly Films Ltd.	39,564
29,253	Jindal Saw Ltd.(b)	28,098
37,945	Jindal Steel & Power Ltd.(b)	42,782
2,351	JITF Infralogistics Ltd.(b)(c)(d)	1,445
7,796	JK Lakshmi Cement Ltd.	57,758
13,845	JK Tyre & Industries Ltd.	29,395
47,286	JM Financial Ltd.	62,093
91,795	JSW Energy Ltd.	90,302
16,885	JSW Steel Ltd.	419,164
2,138	Jubilant Foodworks Ltd.	32,299
23,442	Jubilant Organosys Ltd.(b)	241,207
4,478	Kajaria Ceramics Ltd.	41,825
10,037	Kalpataru Power Transmission Ltd.	38,368
207,730	Kansai Nerolac Paints Ltd.	1,197,022
22,504	Karnataka Bank Ltd. (The)	41,210
3,825	Karur Vysya Bank Ltd. (The)	27,677
942	Kaya Ltd.(b)	12,369
16,755	KEC International Ltd.	31,874
24,476	KPIT Technologies Ltd.	52,462
429	KPR Mill Ltd.	7,588
9,361	KRBL Ltd.	34,291
14,276	L&T Finance Holdings Ltd.	23,043
657	Lakshmi Machine Works Ltd.	42,163
51,502	LIC Housing Finance Ltd.	453,741
16,975	Mahindra & Mahindra Financial Services Ltd.	92,072
237	Mahindra Lifespace Developers Ltd.	1,524
549	Manappuram Finance Ltd.	844
13,414	Marico Ltd.	55,876
1,910,170	Marksans Pharma Ltd.	1,490,119
11,396	Max Financial Services Ltd.	96,092
11,396	Max Ltd.	24,153
2,279	Max Ventures & Industries Ltd.(b)	1,873
21,008	MindTree Ltd.	138,498
339	Monsanto India Ltd.	11,941
21,333	Motherson Sumi Systems Ltd.	105,968
11,049	Mphasis Ltd.	84,894
374	MRF Ltd.	268,567
26,185	Mundra Port and Special Economic Zone Ltd.(b)	119,699
600	Muthoot Finance Ltd.	3,266
90,563	Nagarjuna Fertilizers & Chemicals Ltd.	16,543
64,807	NCC Ltd.	90,098

19

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
INDIA (continued)
91,063	NHPC Ltd.	$36,473
7,886	NIIT Technologies Ltd.	48,323
534	Nilkamal Ltd.	13,289
471,407	NRB Bearings Ltd.(d)	902,772
6,838	Oil India Ltd.	42,726
19,289	OMAXE Ltd.	48,969
1,647	Oracle Financial Sevices Software Ltd.	79,008
9,573	Oriental Bank of Commerce	18,440
14,643	Page Industries Ltd.	3,603,619
33,462	Pantaloons Fashions and Retail Ltd(b)	82,169
8,697	Parsvnath Developers Ltd.(b)	1,784
6,026	PC Jeweller Ltd.	46,115
2,621	Persistent Systems Ltd.	25,717
51,330	Petronet LNG Ltd.	297,436
1,475	Pfizer Ltd.	40,757
270,857	Phoenix Mills Ltd. (The)(d)	1,539,493
230,255	PI Industries Ltd.(d)	2,982,371
182,936	Pidilite Industries Ltd.	1,986,955
533	Polaris Consulting & Services Ltd.(b)	1,287
106,936	Power Finance Corp. Ltd.	199,345
14,904	Prestige Estates Projects Ltd.	43,304
1,310	Procter & Gamble Hygiene & Health Care Ltd.	138,232
81,828	PTC India Financial Services Ltd.	47,845
66,948	PTC India Ltd.	74,329
5,166	Punjab National Bank(b)	11,200
610	PVR Ltd.	11,225
36,362	Rain Industries Ltd.	28,529
8,005	Rallis India Ltd.	26,920
16,737	Ramco Cements Ltd. (The)	159,021
4,423	Ratnamani Metals & Tubes Ltd.	43,123
12,772	Raymond Ltd.	118,595
57,342	Redington India Ltd.	90,452
127,357	Reliance Communications Ltd.(b)	88,958
7,440	Reliance Infrastructure Ltd.	60,379
82,336	Reliance Power Ltd.	58,004
38,166	Rolta India Ltd.(b)	36,174
78,210	Rural Electrification Corp. Ltd.(b)	157,974
816	Sanofi India Ltd.	53,282
84,073	Sesa Sterlite Ltd.	254,976
463,976	SH Kelkar & Co. Ltd.(d)	2,210,584
6,446	Shipping Corporation of India Ltd.(b)	6,587
2,527	Shoppers Stop Ltd.	14,096
310	Shriram City Union Finance Ltd.	12,025
6,596	Shriram Transport Finance Co. Ltd.	107,202
13,529	Shyam Century Ferrous Ltd.(b)	1,489
1,002	Simplex Infrastructures Ltd.	4,897
91,132	Sintex Industries Ltd.(b)	123,421
Shares		Value
INDIA (continued)
15,463	SJVN Ltd.	$7,698
1,095	SKF India Ltd.	23,046
7,092	Sobha Ltd.	30,142
7,369	Sonata Software Ltd.	17,279
401,240	South Indian Bank Ltd. (The)	143,586
19,219	SREI Infrastructure Finance Ltd.	21,266
5,376	SRF Ltd.	147,025
13,529	Star Ferro and Cement Ltd.(b)	23,245
5,304	State Bank of Bikaner & Jaipur	55,215
2,126	State Bank of Travancore	17,446
2,418	Sterlite Technologies Ltd.	3,812
154,101	Strides Shasun Ltd.	2,404,508
14,358	Sun TV Network Ltd.(b)	118,080
6,937	Sundram Fasteners Ltd.	33,181
331,190	Suprajit Engineering Ltd(d)	1,057,245
6,405	Supreme Industries Ltd.	86,590
86,462	Symphony Ltd.	1,652,172
30,834	Syndicate Bank(b)	33,933
3,270	TAKE Solutions Ltd.	7,976
4,899	Tamil Nadu Newsprint & Papers Ltd.	27,522
13,597	Tata Chemicals Ltd.	110,345
2,779	Tata Communications Ltd.	26,404
1,268	Tata Elxsi Ltd.	24,632
75,981	Tata Power Co. Ltd.	88,852
27,195	Tata Steel Ltd.	164,791
45,306	Tata Tea Ltd.(b)	94,565
4,213	TCI Express Ltd.(c)(d)	18,041
1,858	Tech Mahindra Ltd.	12,232
2,619	Thermax Ltd.	33,699
4,840	Time Technoplast Ltd.	6,986
24,582	Titan Co. Ltd.	140,694
111,098	Torrent Pharmaceuticals Ltd.	2,356,486
8,427	Transport Corp. of India Ltd.	23,343
1,040	Trent Ltd.	3,181
5,808	Triveni Turbine Ltd.	11,049
344	TTK Prestige Ltd.	33,014
23,147	Tube Investments of India Ltd.	225,833
44,084	TV18 Broadcast Ltd.(b)	29,769
8,017	TVS Motor Co. Ltd.	49,108
18,874	UCO Bank(b)	9,905
2,330	Uflex Ltd.	11,127
2,441	Unichem Laboratories Ltd.	10,618
13,827	Union Bank of India	30,351
6,122	United Breweries Ltd.	80,079
114,212	United Phosphorus Ltd.(b)	1,190,576
1,544	VA Tech Wabag Ltd.	11,715
1,130	Vakrangee Ltd.	4,264
6,257	Vardhman Textiles Ltd.	106,423
10,665	Videocon Industries Ltd.(b)	16,639
36,860	Vijaya Bank(b)	24,146
10,224	Voltas Ltd.	59,152
629	VST Industries Ltd.	22,176
368	WABCO India Ltd.	31,696
35,139	Welspun Corp. Ltd.	37,540
2,827	Wockhardt Ltd.(b)	36,877

20

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
INDIA (continued)
35,865	Yes Bank Ltd.	$680,042
3,524	Zensar Technologies Ltd.	48,789
		69,594,797
INDONESIA — 0.5%
3,252,200	Adaro Energy Tbk PT	395,060
242,553	Adhi Karya Persero Tbk PT	42,198
660,600	Agung Podomoro Land Tbk PT(b)	14,581
5,368,700	AKR Corporindo Tbk PT	2,921,350
1,513,429	Aneka Tambang Persero Tbk PT(b)	103,810
55,891,500	Arwana Citramulia Tbk PT(d)	2,612,953
28,100	Asahimas Flat Glass Tbk PT	14,483
9,100	Astra Agro Lestari Tbk PT	10,636
31,750,200	Bakrie & Brothers Tbk PT(b)	121,667
5,078,900	Bakrie Sumatera Plantations Tbk PT(b)	19,462
9,876,000	Bakrie Telecom Tbk PT(b)(c)(d)	37,845
1,518,266	Bank Bukopin Tbk PT	80,288
629,616	Bank Danamon Indonesia Tbk PT	186,260
2,753,950	Bank Pan Indonesia Tbk PT(b)	168,850
556,300	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	67,789
1,685,800	Bank Tabungan Negara Persero Tbk PT	246,772
141,100	Bank Tabungan Pensiunan Nasional Tbk PT(b)	31,036
54,000	Bayan Resources Tbk PT(b)	26,901
583,600	Bumi Serpong Damai Tbk PT	97,058
122,900	Charoen Pokphand Indonesia Tbk PT	34,851
4,469,107	Ciputra Development Tbk PT	541,170
63,930	Ciputra Property Tbk PT	3,724
191,517	Ciputra Surya Tbk PT	44,768
542,500	Citra Marga Nusaphala Persada Tbk PT(b)	62,990
6,654,200	Darma Henwa Tbk PT(b)	28,559
969,800	Elnusa Tbk PT	33,744
16,087,500	Express Transindo Utama Tbk PT(b)	213,300
947,000	Gajah Tunggal Tbk PT(b)	90,723
1,049,000	Garuda Indonesia Persero Tbk PT(b)	30,229
2,161,000	Global Mediacom Tbk PT	140,776
1,043,600	Holcim Indonesia Tbk PT	77,182
101,500	Indo Tambangraya Megah Tbk PT	111,434
113,400	Indosat Tbk PT(b)	57,361
762,700	Intiland Development Tbk PT	33,611
449,100	Japfa Comfeed Indonesia Tbk PT	64,880
34,300	Jasa Marga Persero Tbk PT	11,908
Shares		Value
INDONESIA (continued)
8,140,236	Kawasan Industri Jababeka Tbk PT(b)	$187,161
100,700	Lippo Cikarang Tbk PT(b)	46,692
8,121,650	Lippo Karawaci Tbk PT	563,312
1,313,300	Malindo Feedmill Tbk PT(b)	182,682
103,000	Matahari Department Store Tbk PT	142,288
658,300	Matahari Putra Prima Tbk PT	91,066
22,764,375	Mayora Indah Tbk PT(d)	2,651,889
810,300	Medco Energi Internasional Tbk PT(b)	81,353
515,000	Media Nusantara Citra Tbk PT	82,886
106,200	Mitra Adiperkasa Tbk PT(b)	44,765
5,385,600	MNC Investama Tbk PT(b)	56,960
530,000	Modernland Realty Tbk PT(b)	14,867
522,600	Multipolar Tbk PT(b)	15,300
26,286,500	Nippon Indosari Corpindo Tbk PT(d)	3,334,163
1,292,700	Pakuwon Jati Tbk PT	71,332
2,432,900	Panin Financial Tbk PT(b)	35,613
139,100	Pembangunan Perumahan Persero Tbk PT	43,922
840,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	98,176
1,487,500	PT Alam Sutera Realty Tbk PT(b)	51,073
398,800	Ramayana Lestari Sentosa Tbk PT	41,873
8,044,100	Sarana Meditama Metropolitan Tbk PT(d)	1,763,192
13,210,100	Sawit Sumbermas Sarana Tbk PT	1,538,884
4,331,700	Selamat Sempurna Tbk PT(d)	1,510,518
170,000	Semen Indonesia Persero Tbk PT	128,334
3,065,800	Sentul City Tbk PT(b)	21,382
3,209,100	Siloam International Hospitals Tbk PT(b)(d)	2,551,687
117,500	Sinar Mas Agro Resources & Technology Tbk PT(b)	40,523
1,203,400	Sri Rejeki Isman Tbk PT	23,426
1,533,300	Summarecon Agung Tbk PT	193,895
215,100	Surya Citra Media Tbk PT	43,685
1,475,000	Surya Semesta Internusa Tbk PT	63,870
117,900	Tambang Batubara Bukit Asam Persero Tbk PT	107,527
458,600	Tiga Pilar Sejahtera Food Tbk(b)	73,106
617,700	Timah Persero Tbk PT	44,027
166,600	Tower Bersama Infrastructure Tbk PT	76,290
4,875,000	Truba Alam Manunggal Engineering PT(b)(c)(d)	3,736
1,152,000	Tunas Baru Lampung Tbk PT	98,884
539,500	Tunas Ridean Tbk PT	57,886
269,400	United Tractors Tbk PT	446,488

21

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
INDONESIA (continued)
1,938,200	Visi Media Asia Tbk PT(b)	$37,730
439,785	Waskita Karya Persero Tbk PT	88,308
219,852	Wijaya Karya Persero Tbk PT	43,303
37,100	XL Axiata Tbk PT(b)	6,255
		25,580,518
IRELAND — 0.3%
299,888	Bank of Ireland(b)	64,195
90,764	C&C Group Plc	348,728
8,890	DCC Plc	725,246
5,572	FBD Holdings Plc(b)	37,312
643,235	Glanbia Plc	10,478,739
55,515	Grafton Group Plc - Units	337,919
85,105	Greencore Group Plc	343,758
23,429	Hibernia REIT plc	32,998
16,165	IFG Group Plc	31,941
23,450	Irish Continental Group Plc - Units	109,354
430	Kenmare Resources Plc(b)	1,515
12,297	Kingspan Group Plc(b)	301,030
6,121	Kingspan Group Plc	148,498
11,096	Paddy Power Betfair Plc	1,148,639
107,448	Smurfit Kappa Group Plc(b)	2,354,314
4,022	Tarsus Group Plc	12,627
85,271	United Drug Plc(b)	682,072
		17,158,885
ISLE OF MAN — 0.0%
19,921	Gvc Holdings Plc	169,830
ISRAEL — 1.5%
0	Africa Israel Investments Ltd.(b)	0
5,950	Airport City Ltd.(b)	64,749
931	Alrov Properties and Lodging	19,922
3,712	AudioCodes Ltd.(b)	19,661
28	Bayside Land Corp.	10,970
850,833	Check Point Software Technologies Ltd.(b)	71,946,438
0	Clal Biotechnology Industries Ltd.(b)	0
7,778	Clal Insurance Enterprise Holdings Ltd.(b)	89,391
4,759	Compugen Ltd.(b)	26,994
9,651	Delek Automotive Systems Ltd.	82,515
1,216	Delek Group Ltd.	238,585
3,947	Delta-Galil Industries Ltd.	112,454
9,680	Direct Insurance Financial Investments Ltd.	82,157
56,421	El Al Israel Airlines	54,858
7,683	Elbit Systems Ltd.	761,030
905	Electra Ltd.	124,392
1	Electra Real Estate Ltd.(b)	1
1,009	Equital Ltd.(b)	18,929
0	Evogene Ltd.(b)	3
14,334	First International Bank of Israel Ltd.	184,581
3,036	Formula Systems 1985 Ltd.	117,125
Shares		Value
ISRAEL (continued)
9,837	Frutarom Industries Ltd.	$520,530
1,135	Hadera Paper Ltd.(b)	40,828
43,055	Harel Insurance Investments & Financial Services Ltd.	166,550
850	Hilan Ltd.	13,121
360	Industrial Buildings Corp. Ltd.	434
274,008	Israel Discount Bank Ltd. - Class A(b)	503,475
4,804	Jerusalem Oil Exploration(b)	211,504
4,100	Magic Software Enterprises Ltd.	30,160
16,429	Matrix IT Ltd.	116,570
1,459	Melisron Ltd.	61,867
15,752	Menora Mivtachim Holdings Ltd.(b)	140,262
34,854	Migdal Insurance & Financial Holding Ltd.(b)	23,086
76,835	Mizrahi Tefahot Bank Ltd.	1,001,421
7,596	Naphtha Israel Petroleum Corp. Ltd.(b)	41,246
736	Neto ME Holdings Ltd.	57,939
12,080	NICE-Systems Ltd.	802,017
7,762	Nova Measuring Instruments Ltd.(b)	92,647
391,918	Oil Refineries Ltd.(b)	138,325
59,383	Orbotech Ltd.	1,627,094
5,275	Partner Communications Co. Ltd.(b)	24,613
2,872	Paz Oil Co. Ltd.	448,734
14,145	Phoenix Holdings Ltd. (The)(b)	40,411
1,121	Plasson Industries Ltd.(b)	34,422
1	Protalix Biotherapeutics, Inc.(b)	0
715	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	28,777
18,000	Sapiens International Corp NV	244,980
1,316	Sapiens International Corp NV	18,006
2,783,400	Sarine Technologies Ltd.(d)	3,261,054
68,879	Shikun & Binui Ltd.	119,577
35,913	Shufersal Ltd.	135,644
6,039	Strauss Group Ltd.	95,080
3,075	Summit Real Estate Holdings Ltd.(b)	17,859
3,108	Tower Semiconductor Ltd.(b)	48,110
6,295	Union Bank of Israel(b)	21,168
		84,082,266
ITALY — 0.3%
42,476	A2A SpA	57,866
3,408	ACEA SpA	44,146
578	Alerion Cleanpower SpA	1,699
14,575	Amplifon SpA	154,078
22,692	Ansaldo STS SpA	260,810
69,425	Arnoldo Mondadori Editore SpA(b)	68,629
5,010	Ascopiave SpA	14,651
27,975	Astaldi SpA	112,950
14,058	Autogrill SpA	117,208

22

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
ITALY (continued)
10,738	Azimut Holding SpA	$172,336
10,128	Banca Generali SpA	224,918
5,378	Banca IFIS SpA	155,563
30,322	Banca Mediolanum SpA	209,703
39,310	Banca Popolare dell’Emilia Romagna Scarl	184,435
408,772	Banca Popolare di Milano Scarl	187,390
34,975	Banca Popolare di Sondrio SCARL	116,718
6,391	Banco di Desio e della Brianza SpA	11,850
17,479	BasicNet SpA	64,662
4,057	Biesse SpA	69,966
3,590	Brembo SpA	221,875
21,385	Buzzi Unicem SpA	415,986
12,711	Cementir Holding SpA	62,093
14,539	Cerved Information Solutions SpA	117,069
163,542	CIR-Compagnie Industriali Riunite SpA	182,402
29,592	Credito Emiliano SpA	166,647
216,734	Credito Valtellinese SC	95,264
4,557	Danieli & C Officine Meccaniche SpA	85,042
4,885	Datalogic SpA	102,424
36,080	Davide Campari-Milano SpA	363,394
9,415	De’ Longhi SpA	220,350
4,071	DiaSorin SpA	250,262
2,953	Ei Towers SpA(b)	139,392
2,136	El.En. SpA	46,849
19,172	ERG SpA	212,987
5,852	Esprinet SpA	43,362
9,629	Eurotech SpA(b)	12,758
55,057	Falck Renewables SpA	49,046
5,591	Ferrari NV	294,480
39,751	Fincantieri SpA(b)	18,009
5,919	FinecoBank Banca Fineco SpA	34,567
187,037	Finmeccanica SpA(b)	2,279,061
34,243	FNM SpA	15,487
14,723	Geox SpA	31,743
46,449	Gruppo Editoriale L’Espresso SpA(b)	38,599
3,426	Gruppo Mutuionline SpA	30,388
51,774	Hera SpA	132,426
2,710	Immobiliare Grande Distribuzione SIIQ SpA REIT	2,085
57,566	IMMSI SpA	24,165
3,035	Industria Macchine Automatiche SpA	187,741
128,806	Intek Group SpA(b)	30,188
7,391	Interpump Group SpA	118,619
61,258	Iren SpA	110,015
4,398	Italmobiliare SpA	208,615
69,111	Juventus Football Club SpA(b)	22,267
2,796	La Doria SpA	23,511
23,268	Maire Tecnimont SpA	56,194
1,779	Mariella Burani SpA(b)(c)(d)	0
Shares		Value
ITALY (continued)
6,331	MARR SpA	$116,619
256,282	Mediaset SpA	732,596
124,699	Mediobanca SpA	913,734
13,734	Moncler SpA	228,712
123,440	Parmalat SpA	326,030
59,042	Piaggio & C SpA	103,054
35,489	Prysmian SpA	883,183
17,110	Recordati SpA	484,215
831	Reply SpA	104,451
29,208	Retelit SpA(b)	29,049
1,204	Sabaf SpA	11,809
1,494	SAES Getters SpA	19,435
5,932	Safilo Group SpA(b)	62,091
369,818	Saipem SpA(b)	152,239
9,131	Salini Impregilo SpA	25,460
145,104	Saras SpA	251,995
3,891	SAVE SpA/Tessera	76,372
8,533	Societa Cattolica di Assicurazioni SCRL	51,613
34,431	Societa Iniziative Autostradali e Servizi SpA	322,407
10,691	Sogefi SpA(b)	24,528
11,520	SOL SpA	98,830
106,594	Terna Rete Elettrica Nazionale SpA	522,117
20,102	Tiscali SpA(b)	973
879	Tod’s SpA	51,431
6,610	Uni Land SpA(b)(c)(d)	0
52,182	Unione di Banche Italiane SpA	143,895
76,274	Unipol Gruppo Finanziario SpA	233,272
322,477	UnipolSai SpA	615,961
7,876	Vittoria Assicurazioni SpA	84,125
7,438	Yoox Net-A-Porter Group SpA(b)	213,926
3,856	Zignago Vetro SpA	23,345
		15,582,407
JAPAN — 6.1%
48,000	77 Bank Ltd. (The)	217,412
6,900	Accordia Golf Co. Ltd.	69,743
4,600	Achilles Corp.	66,234
2,600	Adastria Co. Ltd.	68,229
23,800	ADEKA Corp.	360,847
2,500	Advan Co. Ltd.	23,124
1,800	Advanex, Inc.	21,112
20,400	Advantest Corp.	292,373
1,200	Aeon Delight Co. Ltd.	35,530
2,200	Aeon Fantasy Co. Ltd.	68,285
4,700	Aeon Mall Co. Ltd.	69,915
11,700	Ahresty Corp.	132,653
3,900	Ai Holdings Corp.	96,059
5,900	Aica Kogyo Co. Ltd.	168,780
2,700	Aichi Bank Ltd. (The)	149,843
3,800	Aichi Corp.	30,800
5,500	Aichi Steel Corp.	265,376
1,600	Aichi Tokei Denki Co. Ltd.	48,822

23

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
11,400	Aida Engineering Ltd.	$98,270
3,800	Ain Holdings, Inc.	256,909
43,000	Air Water, Inc.	806,532
4,700	Airport Facilities Co. Ltd.	25,636
12,300	Aisan Industry Co. Ltd.	100,164
44,000	Akita Bank Ltd. (The)	147,688
500	Albis Co. Ltd.	10,694
3,400	Alconix Corp.	45,033
5,900	Alinco, Inc.	55,079
3,100	Alpen Co. Ltd.	56,549
2,800	Alpha Corp.	27,447
10,600	Alpine Electronics, Inc.	141,509
6,600	Alps Logistics Co. Ltd.	37,887
400	Altech Corp.	8,639
24,900	Amada Holdings Co. Ltd.	284,449
10,100	Amano Corp.	188,285
500	Amiyaki Tei Co. Ltd.	18,475
3,700	Anest Iwata Corp.	37,293
1,900	Anritsu Corp.	10,092
300	AOI Electronics Co. Ltd.	7,292
3,300	AOI Pro, Inc.	26,181
20,300	AOKI Holdings, Inc.	246,031
50,000	Aomori Bank Ltd. (The)	169,257
8,900	Aoyama Trading Co. Ltd.	314,008
7,000	Arakawa Chemical Industries Ltd.	104,129
2,500	Arata Corp.	57,261
16,000	Araya Industrial Co. Ltd.	22,580
15,800	Arcland Sakamoto Co. Ltd.	188,630
9,738	Arcs Co. Ltd.	245,052
118,800	Ariake Japan Co. Ltd.	6,649,719
2,090	As One Corp.	93,967
3,100	Asahi Co. Ltd.	37,483
13,800	Asahi Diamond Industrial Co. Ltd.	103,036
4,350	Asahi Holdings, Inc.	78,314
9,400	Asahi Intecc Co. Ltd.	407,838
1,800	Asahi Kogyosha Co. Ltd.	52,522
23,000	Asahi Yukizai Corp.	44,960
24,000	Asanuma Corp.	57,214
2,300	Asax Co. Ltd.	33,665
33,000	Ashimori Industry Co. Ltd.	52,551
2,600	Asia Pile Holdings Corp.	10,859
2,400	ASKA Pharmaceutical Co. Ltd.	41,514
1,600	ASKUL Corp.	65,986
6,700	Asunaro Aoki Construction Co. Ltd.	46,191
10,200	Atom Corp.	67,501
19,300	Autobacs Seven Co. Ltd.	274,952
4,000	Avex Group Holdings, Inc.	53,018
57,000	Awa Bank Ltd. (The)	375,579
3,800	Axial Retailing, Inc.	136,788
9,300	Azbil Corp.	276,685
21,000	Bando Chemical Industries Ltd.	202,451
4,400	Bank of Iwate Ltd. (The)	185,658
22,000	Bank of Kochi Ltd. (The)	25,174
Shares		Value
JAPAN (continued)
25,000	Bank of Kyoto Ltd. (The)	$183,799
3,700	Bank of Nagoya Ltd. (The)	130,543
6,600	Bank of Okinawa Ltd. (The)	232,230
41,000	Bank of Saga Ltd. (The)	107,123
9,500	Bank of the Ryukyus Ltd.	125,193
2,200	Belc Co. Ltd.	89,053
29,400	Belluna Co. Ltd.	196,523
3,500	Benesse Holdings, Inc.	91,880
8,700	Bic Camera, Inc.	75,079
72,800	BML, Inc.	1,934,715
1,400	Bookoff Corp.	10,920
22,400	Bunka Shutter Co. Ltd.	186,044
800	C Uyemura & Co. Ltd.	37,265
47,000	Calsonic Kansei Corp.	589,349
900	Can Do Co. Ltd.	15,679
12,000	Canon Marketing Japan, Inc.	207,686
5,300	Capcom Co. Ltd.	137,213
3,400	Carlit Holdings Co. Ltd.	17,280
3,700	Cawachi Ltd.	95,367
109,000	Central Glass Co. Ltd.	446,934
900	Central Security Patrols Co. Ltd.	17,748
1,300	Central Sports Co. Ltd.	31,115
3,700	Chiba Kogyo Bank Ltd. (The)	16,441
1,300	Chino Corp.	13,004
4,000	Chiyoda Co. Ltd.	95,242
3,700	Chiyoda Integre Co. Ltd.(b)	76,773
3,800	Chori Co. Ltd.	60,296
11,700	Chubu Shiryo Co. Ltd.	95,055
60,000	Chuetsu Pulp & Paper Co. Ltd.	131,591
150,500	Chugai Mining Co. Ltd.(b)	40,183
4,000	Chugai Ro Co. Ltd.	7,743
20,000	Chugoku Bank Ltd. (The)	268,904
23,000	Chugoku Marine Paints Ltd.	167,779
3,200	Chukyo Bank Ltd. (The)	71,067
4,600	Ci:z Holdings Co. Ltd.	132,030
24,000	Citizen Watch Co. Ltd.	135,253
15,000	CKD Corp.	187,375
21,000	Clarion Co. Ltd.	69,086
7,000	Cleanup Corp.	59,741
1,900	CMIC Holdings Co. Ltd.	28,264
12,900	CMK Corp.(b)	68,147
18,023	Coca-Cola East Japan Co. Ltd.	398,029
11,600	Coca-Cola West Co. Ltd.	343,454
2,290	Cocokara Fine, Inc.	88,766
6,400	Colowide Co. Ltd.	124,558
6,100	Computer Engineering & Consulting Ltd.	114,299
16,300	COMSYS Holdings Corp.	287,702
4,500	CONEXIO Corp.	61,276
3,300	COOKPAD, Inc.	31,436
16,500	Cosmo Energy Holdings Co. Ltd.	216,811
1,500	Cosmos Pharmaceutical Corp.	327,119
5,400	Create SD Holdings Co. Ltd.	113,283
30,100	Credit Saison Co. Ltd.	521,232
4,700	CTI Engineering Co. Ltd.	45,490

24

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
12,000	CyberAgent, Inc.	$349,576
3,900	D.A. Consortium Holdings, Inc.(b)	26,181
43,000	Dai Nippon Toryo Co. Ltd.	92,257
9,100	Daibiru Corp.	79,138
6,000	Dai-Dan Co. Ltd.	50,863
17,000	Daido Kogyo Co. Ltd.	38,095
6,600	Daido Metal Co. Ltd.	71,305
148,000	Daido Steel Co. Ltd.	629,427
11,200	Daifuku Co. Ltd.	203,131
10,000	Daihatsu Diesel Manufacturing Co. Ltd.	59,693
30,000	Daihen Corp.	174,216
17,000	Daiho Corp.	93,697
13,000	Daiichi Jitsugyo Co. Ltd.	72,146
200	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	6,580
131,700	Daiichikosho Co. Ltd.	5,732,912
4,600	Daiken Corp.	95,667
19,000	Daiki Aluminium Industry Co. Ltd.	78,268
2,300	Daikoku Denki Co. Ltd.	36,933
400	Daikokutenbussan Co. Ltd.	18,823
86,000	Daikyo, Inc.	184,514
2,100	Daikyonishikawa Corp.	27,154
39,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	208,258
37,000	Daio Paper Corp.	445,256
2,100	Daisan Bank Ltd. (The)	35,564
4,910	Daiseki Co. Ltd.	101,037
64,000	Daishi Bank Ltd. (The)	275,846
57,000	Daito Bank Ltd. (The)	91,857
2,260	Daito Pharmaceutical Co. Ltd.	49,846
118,000	Daiwabo Holdings Co. Ltd.	285,801
601,160	DCM Holdings Co. Ltd.	5,273,836
191,000	Denka Co. Ltd.	868,761
5,700	Denyo Co. Ltd.	70,876
8,200	Descente Ltd.	114,004
5,400	Dexerials Corp.(b)	43,460
37,400	DIC Corp.	1,135,873
1,400	Digital Arts, Inc.	37,753
2,500	Disco Corp.	302,756
23,000	DKS Co. Ltd.	75,446
3,500	DMG Mori Co. Ltd.	37,213
4,000	Doshisha Co. Ltd.	82,845
5,674	Doutor Nichires Holdings Co. Ltd.	113,837
71,000	Dowa Holdings Co. Ltd.	528,759
400	DSB Co. Ltd.	1,968
3,200	DTS Corp.	71,037
2,300	Dunlop Sports Co. Ltd.	22,612
2,000	Dynic Corp.	3,223
7,900	Eagle Industry Co. Ltd.	112,846
48,400	Ebara Corp.	1,439,954
500	Ebara Jitsugyo Co. Ltd.	6,055

Shares		Value
JAPAN (continued)
48,400	EDION Corp.	$429,679
10,400	Ehime Bank Ltd. (The)	137,450
8,000	Eidai Co. Ltd.	34,557
41,000	Eighteenth Bank Ltd. (The)	127,453
1,900	Eiken Chemical Co. Ltd.	51,998
2,800	Elecom Co. Ltd.	57,378
700	Elematec Corp.	11,847
2,600	Endo Lighting Corp.	20,355
3,000	en-japan, Inc.	57,929
1,900	Enplas Corp.	58,792
5,500	EPS Holdings Inc.	72,323
4,200	ESPEC Corp.	50,863
2,300	Excel Co. Ltd.	30,836
15,200	Exedy Corp.	433,520
5,200	Ezaki Glico Co. Ltd.	296,024
3,000	FALCO HOLDINGS Co. Ltd.	39,134
231,000	FCC Co. Ltd.	5,075,083
35,680	Feed One Co. Ltd.	45,251
8,300	Ferrotec Corp.	101,069
17,000	FIDEA Holdings Co. Ltd.	30,638
2,900	Fields Corp.	35,258
9,300	Financial Products Group Co. Ltd.	81,587
8,500	FJ Next Co. Ltd.	50,577
11,400	Foster Electric Co. Ltd.	209,911
2,200	FP Corp.	118,737
5,400	France Bed Holdings Co. Ltd.	46,189
7,100	F-Tech, Inc.	93,295
9,400	Fudo Tetra Corp.	16,582
3,700	Fuji Co. Ltd.	77,796
10,600	Fuji Corp. Ltd.	71,057
151,000	Fuji Electric Co. Ltd.	755,936
13,000	Fuji Kiko Co. Ltd.	47,726
12,000	Fuji Kyuko Co. Ltd.	137,771
13,800	Fuji Oil Co. Ltd.(b)	44,215
9,600	Fuji Oil Holdings, Inc.	185,464
2,200	Fuji Pharma Co. Ltd.	54,544
2,900	Fuji Seal International, Inc.	119,877
3,800	Fuji Soft, Inc.	101,169
2,700	Fujibo Holdings, Inc.	85,606
2,700	Fujicco Co. Ltd.	61,920
10,700	Fujikura Kasei Co. Ltd.	64,586
170,000	Fujikura Ltd.	1,001,812
1,200	Fujikura Rubber Ltd.	6,557
2,200	Fujimi, Inc.	34,321
2,600	Fujimori Kogyo Co. Ltd.	64,733
6,000	Fujita Kanko, Inc.	19,968
19,100	Fujitec Co. Ltd.	218,921
6,200	Fujitsu Frontech Ltd.	74,138
8,000	Fujitsu General Ltd.	183,999
12,000	Fujiya Co. Ltd.(b)	23,343
7,000	FuKoKu Co. Ltd.	55,535
8,000	Fukuda Corp.	94,364
43,000	Fukui Bank Ltd. (The)	113,989
68,000	Fukuoka Financial Group, Inc.	295,032
74,000	Fukushima Bank Ltd. (The)	68,447

25

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
3,100	Fukushima Industries Corp.	$105,974
28,000	Fukuyama Transporting Co. Ltd.	159,664
6,300	FULLCAST Holdings Co. Ltd.	58,152
3,600	Funai Soken Holdings, Inc.	55,749
44,000	Furukawa Co. Ltd.	70,487
31,300	Furukawa Electric Co. Ltd.	923,748
7,200	Furuno Electric Co. Ltd.	55,749
4,000	Furusato Industries Ltd.	57,252
3,500	Fuso Chemical Co. Ltd.	74,859
1,100	Fuso Pharmaceutical Industries Ltd.	28,677
27,500	Futaba Industrial Co. Ltd.	164,156
3,200	Future Corp.	21,360
8,900	Fuyo General Lease Co. Ltd.	452,341
20,000	Gakken Holdings Co. Ltd.	66,368
8,000	Gecoss Corp.	73,234
1,300	Genki Sushi Co. Ltd.	25,164
10,000	Geo Holdings Corp.	127,110
2,500	GLOBERIDE, Inc.	42,910
14,500	Glory Ltd.	480,476
6,400	GMO Internet, Inc.	85,744
1,600	GMO Payment Gateway, Inc.	73,691
3,400	Godo Steel Ltd.	59,687
2,280	Goldcrest Co. Ltd.	41,547
110,000	GS Yuasa Corp.	476,209
24,000	GSI Creos Corp.	26,318
8,300	G-Tekt Corp.	157,737
7,200	Gulliver International Co. Ltd.	37,624
1,600	Gun-Ei Chemical Industry Co. Ltd.	46,076
15,400	GungHo Online Entertainment, Inc.	39,062
31,500	Gunma Bank Ltd. (The)	150,787
48,000	Gunze Ltd.	161,571
3,500	Gurunavi, Inc.	96,119
7,200	H.I.S. Co. Ltd.	196,907
23,735	H2O Retailing Corp.	353,071
38,600	Hachijuni Bank Ltd. (The)	210,907
1,600	Hagihara Industries, Inc.	37,578
700	Hagiwara Electric Co. Ltd.	13,150
3,500	Hakudo Co. Ltd.	40,450
4,800	Hakuto Co. Ltd.	44,627
6,600	Hamakyorex Co. Ltd.	123,164
9,800	Haneda Zenith Holdings Co. Ltd.	25,325
247,000	Hanwa Co. Ltd.	1,514,456
7,000	Happinet Corp.	74,092
5,000	Hard Off Corp. Co. Ltd.	54,877
2,400	Harmonic Drive Systems, Inc.	67,764
50,900	Haseko Corp.	496,526
24,260	Hazama Ando Corp.	156,844
41,300	Heiwa Corp.	972,738
4,000	Heiwa Real Estate Co. Ltd.	56,985
18,000	Heiwado Co. Ltd.	375,551
15,800	Hibiya Engineering Ltd.	248,593
Shares		Value
JAPAN (continued)
3,225	Hiday Hidaka Corp.	$80,540
1,600	Hikari Tsushin, Inc.	147,077
4,700	HI-LEX Corp.	128,626
3,200	Hiramatsu, Inc.	18,705
104,000	Hiroshima Bank Ltd. (The)	446,267
18,900	Hitachi Capital Corp.	423,164
51,000	Hitachi Construction Machinery Co. Ltd.	1,068,437
8,700	Hitachi Koki Co. Ltd.	73,751
11,000	Hitachi Kokusai Electric, Inc.	220,063
68,200	Hitachi Metals Ltd.	853,232
19,900	Hitachi Transport System Ltd.	411,017
51,500	Hitachi Zosen Corp.	259,784
8,700	Hochiki Corp.	102,704
1,000	Hodogaya Chemical Co. Ltd.	28,035
130,100	Hogy Medical Co. Ltd.	8,584,838
12,800	Hokkaido Electric Power Co., Inc.	97,523
25,000	Hokkan Holdings Ltd.	89,158
10,000	Hokko Chemical Industry Co. Ltd.	33,947
34,000	Hokkoku Bank Ltd. (The)	114,122
7,400	Hokuetsu Bank Ltd. (The)	174,998
7,100	Hokuetsu Industries Co. Ltd.	46,444
43,500	Hokuetsu Kishu Paper Co. Ltd.	272,523
5,100	Hokuhoku Financial Group, Inc.	73,677
17,000	Hokuriku Electric Industry Co. Ltd.	21,398
5,600	Hokuriku Electric Power Co.	63,706
2,000	Hokuriku Electrical Construction Co. Ltd.	16,382
2,500	Hokuto Corp.	48,727
2,000	H-One Co. Ltd.	17,679
3,320	Honeys Co. Ltd.	39,098
9,600	Hoosiers Holdings	49,157
7,700	Horiba Ltd.	368,590
9,000	Hosokawa Micron Corp.	56,127
3,300	Howa Machinery Ltd.	16,269
44,000	Hyakugo Bank Ltd. (The)	162,372
26,000	Hyakujushi Bank Ltd. (The)	88,758
36,700	Ibiden Co. Ltd.	533,685
6,300	IBJ Leasing Co. Ltd.	132,043
400	Ichibanya Co. Ltd.	15,143
9,900	Ichigo, Inc.	43,048
19,000	Ichikoh Industries Ltd.	58,701
7,300	ICHINEN Holdings Co. Ltd.	70,654
4,300	Idec Corp.	38,625
22,800	Idemitsu Kosan Co. Ltd.	526,355
3,100	Ihara Chemical Industry Co. Ltd.	26,545
66,000	IHI Corp.(b)	174,330
17,100	Iino Kaiun Kaisha Ltd.	63,756
4,580	IJT Technology Holdings Co. Ltd.	18,124
4,000	Imasen Electric Industrial	35,511

26

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
3,500	Inaba Denki Sangyo Co. Ltd.	$127,324
13,200	Inabata & Co. Ltd.	143,870
5,600	Inageya Co. Ltd.	75,934
3,300	Ines Corp.	36,786
1,980	I-Net Corp.	20,655
3,000	Infocom Corp.	44,198
900	Infomart Corp.	10,702
2,300	Information Services International-Dentsu Ltd.	39,982
2,400	Innotech Corp.	11,214
1,400	Intage Holdings, Inc.	25,205
4,500	Internet Initiative Japan, Inc.	79,641
1,100	Inui Warehouse Co. Ltd.	10,605
1,500	Iriso Electronics Co. Ltd.	82,674
5,000	Ise Chemicals Corp.	21,837
36,000	Iseki & Co. Ltd.	89,253
13,100	Ishihara Sangyo Kaisha Ltd.(b)	99,683
15,966	IT Holdings Corp.	362,192
11,000	Ito En Ltd.	401,735
26,200	Itochu Enex Co. Ltd.	201,865
9,200	Itochu Techno-Solutions Corp.	227,478
1,300	Itochu-Shokuhin Co. Ltd.	52,064
14,000	Itoham Yonekyu Holdings, Inc.(b)	133,766
16,200	Itoki Corp.	100,101
3,100	IwaiCosmo Holdings, Inc.	27,018
23,000	Iwasaki Electric Co. Ltd.	35,530
32,000	Iwatani Corp.	191,628
7,500	Izumi Co. Ltd.	347,573
4,600	Izutsuya Co. Ltd.(b)	17,195
13,900	J Trust Co. Ltd.	113,856
42,500	J. Front Retailing Co. Ltd.	586,417
900	Jalux, Inc.	15,190
1,900	Jamco Corp.	39,279
6,100	Janome Sewing Machine Co. Ltd.(b)	45,138
4,000	Japan Airport Terminal Co. Ltd.	153,905
7,400	Japan Asia Group Ltd.	26,814
19,000	Japan Aviation Electronics Industry Ltd.	272,490
122,900	Japan Display, Inc.(b)	242,589
600	Japan Drilling Co. Ltd.	13,514
3,900	Japan Medical Dynamic Marketing, Inc.	29,007
42,000	Japan Pulp & Paper Co. Ltd.	140,975
5,600	Japan Radio Co. Ltd.	72,089
2,500	Japan Securities Finance Co. Ltd.	11,133
17,800	Japan Steel Works Ltd. (The)	383,090
24,000	Japan Transcity Corp.	89,482
20,000	Japan Wool Textile Co. Ltd. (The)	146,086
6,000	JBCC Holdings, Inc.	38,905
21,000	JGC Corp.	372,261
25,400	Jimoto Holdings, Inc.	42,870
1,500	Jin Co. Ltd.	78,097
Shares		Value
JAPAN (continued)
3,600	JK Holdings Co. Ltd.	$18,915
7,000	JMS Co. Ltd.	18,490
2,800	Joban Kosan Co. Ltd.	40,797
2,400	J-Oil Mills, Inc.	85,477
18,000	Joshin Denki Co. Ltd.	154,305
5,400	JSP Corp.	129,297
35,100	JSR Corp.	534,851
3,200	Juki Corp.	23,984
23,000	Juroku Bank Ltd. (The)	69,524
64,900	JVC Kenwood Corp.	175,757
34,400	kabu.com Securities Co. Ltd.	108,576
1,000	Kabuki-Za Co. Ltd.	47,535
2,900	Kadokawa Dwango Corp.(b)	42,890
10,500	Kaga Electronics Co. Ltd.	153,690
8,600	Kakaku.com, Inc.	144,741
3,800	Kaken Pharmaceutical Co. Ltd.	239,878
1,000	Kameda Seika Co. Ltd.	52,446
13,800	Kamei Corp.	131,855
27,000	Kamigumi Co. Ltd.	230,943
3,000	Kanagawa Chuo Kotsu Co. Ltd.	21,427
7,600	Kanamoto Co. Ltd.	182,988
99,000	Kandenko Co. Ltd.	977,067
98,000	Kaneka Corp.	813,007
1,300	Kaneko Seeds Co. Ltd.	18,867
220,000	Kanematsu Corp.	362,926
1,800	Kanematsu Electronics Ltd.	36,371
2,400	Kansai Urban Banking Corp.	26,662
5,000	Kanto Denka Kogyo Co. Ltd.	42,100
4,400	Kappa Create Co. Ltd.	51,061
11,900	Kasai Kogyo Co. Ltd.	134,693
2,600	Kato Sangyo Co. Ltd.	62,800
5,200	Kato Works Co. Ltd.	130,707
2,400	KAWADA Technologies, Inc.	113,169
2,300	Kawai Musical Instruments Manufacturing Co. Ltd.	45,158
674,000	Kawasaki Kisen Kaisha Ltd.	1,671,021
41,000	Keihan Holdings Co. Ltd.	277,191
15,900	Keihanshin Building Co. Ltd.	83,086
13,000	Keihin Co. Ltd. (The)	17,727
30,200	Keihin Corp.	492,150
40,000	Keiyo Bank Ltd. (The)	168,590
7,800	Keiyo Co. Ltd.	39,420
27,100	Kenedix, Inc.	114,220
2,600	Kenko Mayonnaise Co. Ltd.	95,452
1,825	KEY Coffee, Inc.	36,215
2,000	KFC Holdings Japan Ltd.	35,492
21,000	Kinden Corp.	253,514
14,000	Kintetsu Department Store Co. Ltd.(b)	46,591
5,800	Kintetsu World Express, Inc.	79,088
5,900	Kitagawa Iron Works Co. Ltd.	101,043
2,600	Kita-Nippon Bank Ltd. (The)	77,725
21,000	Kitano Construction Corp.	55,869
7,900	Kito Corp.	74,955
34,300	Kitz Corp.	197,551
24,000	Kiyo Bank Ltd. (The)	398,894

27

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
7,300	Koa Corp.	$67,313
22,000	Koatsu Gas Kogyo Co. Ltd.	147,268
6,600	Kobayashi Pharmaceutical Co. Ltd.	345,513
1,000	Kobe Bussan Co. Ltd.	31,372
116,400	Kobe Steel Ltd.(b)	963,433
77,400	Koei Tecmo Holdings Co. Ltd.	1,484,970
9,600	Kohnan Shoji Co. Ltd.	190,224
1,300	Kohsoku Corp.	13,029
3,000	Koike Sanso Kogyo Co. Ltd.	7,438
700	Kokusai Co. Ltd.	5,534
13,800	Kokuyo Co. Ltd.	183,175
800	KOMAIHALTEC, Inc.	15,547
3,400	Komatsu Wall Industry Co. Ltd.	56,834
11,200	Komeri Co. Ltd.	274,153
3,000	Konaka Co. Ltd.	14,275
6,300	Kondotec, Inc.	48,180
7,400	Konishi Co.Ltd.	88,134
7,600	Konoike Transport Co. Ltd.	100,807
1,800	Kotobuki Spirits Co. Ltd.	42,533
2,000	Kourakuen Holdings Corp.	29,694
25,000	Krosaki Harima Corp.	76,047
4,200	KRS Corp.	92,394
19,356	K’s Holdings Corp.	335,735
2,000	KU Holdings Co. Ltd.	15,295
47,000	Kumagai Gumi Co. Ltd.	125,041
7,200	Kumiai Chemical Industry Co. Ltd.	40,851
2,100	Kura Corp.	105,931
73,000	Kurabo Industries Ltd.	146,181
3,400	Kureha Corp.	130,333
2,100	Kurimoto Ltd.	39,269
8,100	Kurita Water Industries Ltd.	192,092
900	Kuriyama Holdings Corp.	12,530
10,500	Kuroda Electric Co. Ltd.	204,754
2,000	Kusuri No Aoki Co. Ltd.	102,222
111,000	KYB Corp.	509,116
38,000	Kyodo Printing Co. Ltd.	128,998
6,700	Kyoei Steel Ltd.	128,033
10,800	Kyokuto Kaihatsu Kogyo Co. Ltd.	127,804
1,600	Kyokuyo Co. Ltd.	42,155
6,500	KYORIN Holdings, Inc.	145,657
1,420	Kyoritsu Maintenance Co. Ltd.	85,441
400	Kyoritsu Printing Co. Ltd.	1,175
18,000	Kyosan Electric Manufacturing Co. Ltd.	66,940
3,500	Kyowa Electronic Instruments Co. Ltd.	12,682
22,700	Kyowa Exeo Corp.	342,004
1,400	Kyowa Leather Cloth Co. Ltd.	10,173
7,000	Kyudenko Corp.	225,946
125,940	Kyushu Financial Group, Inc.	839,440
5,600	Laox Co. Ltd.(b)	45,283
3,500	Lasertec Corp.	68,018
600	LEC, Inc.	15,235
Shares		Value
JAPAN (continued)
62,200	Leopalace21 Corp.	$405,691
2,400	Life Corp.	78,039
8,000	Lintec Corp.	174,692
3,700	Mabuchi Motor Co. Ltd.	215,572
10,450	Macnica Fuji Electronics Holdings, Inc.	131,335
220,000	Maeda Corp.	2,043,292
2,400	Maeda Kosen Co. Ltd.	26,662
36,000	Maeda Road Construction Co. Ltd.	667,341
45,000	Makino Milling Machine Co. Ltd.	286,641
4,100	Mamezou Holdings Co. Ltd.	42,536
2,300	Mandom Corp.	107,466
900	Mani, Inc.	20,992
7,700	Marubun Corp.	44,055
31,000	Marudai Food Co. Ltd.	147,802
4,000	Marufuji Sheet Piling Co. Ltd.	8,925
11,700	Maruha Nichiro Corp.	324,994
7,800	Marusan Securities Co. Ltd.	64,932
2,900	Maruwa Co. Ltd.	109,645
20,000	Maruyama Manufacturing Co., Inc.	33,756
20,000	Maruzen Showa Unyu Co. Ltd.	81,243
6,400	Marvelous, Inc.	45,588
2,900	Matsuda Sangyo Co. Ltd.	40,789
2,000	Matsui Construction Co. Ltd.	21,970
16,400	Matsui Securities Co. Ltd.	131,519
7,200	Matsumotokiyoshi Holdings Co. Ltd.	371,431
700	Matsuya Foods Co. Ltd.	22,728
6,000	Max Co. Ltd.	72,433
2,400	Maxvalu Nishinihon Co. Ltd.	38,333
3,700	Maxvalu Tokai Co. Ltd.	65,765
31,590	Mebuki Financial Group, Inc.	112,660
2,900	MEC Co. Ltd.	28,759
14,400	Medipal Holdings Corp.	246,477
5,200	Megachips Corp.	104,575
117,200	Megmilk Snow Brand Co. Ltd.	4,084,733
45,000	Meidensha Corp.	151,044
7,800	Meiko Electronics Co. Ltd.(b)	27,669
2,600	Meiko Network Japan Co. Ltd.	24,520
12,000	Meisei Industrial Co. Ltd.	61,676
6,000	Meitec Corp.	204,825
13,200	Meiwa Corp.	41,537
1,400	Menicon Co. Ltd.	39,743
43,000	Michinoku Bank Ltd. (The)	85,697
4,400	Micronics Japan Co. Ltd.	50,977
1,000	Mie Bank Ltd. (The)	20,425
3,100	Mikuni Corp.	10,435
1,237	Milbon Co. Ltd.	55,498
6,700	Mimasu Semiconductor Industry Co. Ltd.	85,419
6,300	Minato Bank Ltd. (The)	115,463
31,000	Minebea Co. Ltd.	317,479
2,900	Ministop Co. Ltd.	50,052

28

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
129,200	Miraca Holdings, Inc.	$6,258,568
16,940	Mirait Holdings Corp.	150,549
2,300	Miroku Jyoho Service Co. Ltd.	45,026
8,500	Misawa Homes Co. Ltd.	64,113
450,000	MISUMI Group, Inc.	8,225,899
6,400	Mitani Corp.	191,017
6,000	Mitsuba Corp.	87,880
51,500	Mitsubishi Gas Chemical Co., Inc.	794,574
14,000	Mitsubishi Logistics Corp.	190,102
38,400	Mitsubishi Materials Corp.	1,103,995
11,800	Mitsubishi Nichiyu Forklift Co. Ltd.	71,563
7,300	Mitsubishi Paper Mills Ltd.(b)	47,961
2,100	Mitsubishi Pencil Co. Ltd.	105,330
1,000	Mitsubishi Research Institute, Inc.	31,801
2,800	Mitsubishi Shokuhin Co. Ltd.	92,114
24,000	Mitsubishi Steel Manufacturing Co. Ltd.	43,254
74,600	Mitsubishi UFJ Lease & Finance Co. Ltd.	362,081
13,000	Mitsuboshi Belting Ltd.	112,434
43,000	Mitsui Engineering & Shipbuilding Co. Ltd.	59,865
9,100	Mitsui High-Tec, Inc.	61,263
14,000	Mitsui Home Co. Ltd.	61,810
230,000	Mitsui Mining & Smelting Co. Ltd.	513,207
315,000	Mitsui Osk Lines Ltd.	789,978
2,000	Mitsui Sugar Co. Ltd.	45,142
23,000	Mitsui-Soko Holdings Co. Ltd.	69,524
20,800	Mitsumi Electric Co. Ltd.(b)	126,541
18,000	Miyaji Engineering Group, Inc.	29,694
43,000	Miyazaki Bank Ltd. (The)	121,369
18,000	Miyoshi Oil & Fat Co. Ltd.	23,172
25,000	Mizuno Corp.	134,691
35,100	Mochida Pharmaceutical Co. Ltd.	2,754,582
4,300	Modec, Inc.	72,945
17,000	Monex Group, Inc.	39,067
4,700	Monotaro Co. Ltd.	114,822
5,200	Morinaga & Co. Ltd.	242,224
347,000	Morinaga Milk Industry Co. Ltd.	2,799,294
8,400	Morita Holdings Corp.	126,877
2,400	Mory Industries, Inc.	44,924
6,200	MTI Ltd.	38,606
2,000	Murakami Corp.	34,843
250,100	Musashi Seimitsu Industry Co. Ltd.	6,119,544
2,000	Musashino Bank Ltd. (The)	55,345
18,500	Nabtesco Corp.	553,924
5,100	NAC Co. Ltd.	43,039
46,000	Nachi-Fujikoshi Corp.	175,017
800	Nafco Co. Ltd.	12,930
1,800	Nagaileben Co. Ltd.	39,615
3,500	Nagano Bank Ltd.	66,950
Shares		Value
JAPAN (continued)
36,300	Nagase & Co. Ltd.	$465,562
5,000	Nagatanien Holdings Co. Ltd.	63,841
22,000	Nakabayashi Co. Ltd.	49,509
2,500	Nakanishi, Inc.	89,516
40,000	Nankai Electric Railway Co. Ltd.	181,940
5,100	Nanto Bank Ltd. (The)	194,283
1,100	Natori Co. Ltd.	19,227
900	NDS Co. Ltd.	22,614
4,700	NEC Capital Solutions Ltd.	78,430
10,300	NEC Networks & System Integration Corp.	183,469
11,000	NET One Systems Co. Ltd.	80,032
5,600	Next Co. Ltd.	47,205
75,300	NHK Spring Co. Ltd.	710,852
18,000	Nice Holdings, Inc.	23,858
38,000	Nichias Corp.	338,800
6,000	Nichiban Co. Ltd.	54,239
5,900	Nichiha Corp.	145,995
14,000	Nichii Gakkan Co.	116,811
5,150	Nichi-Iko Pharmaceutical Co. Ltd.	92,618
96,000	Nichirei Corp.	2,104,548
18,000	Nichireki Co. Ltd.	141,947
333,300	Nifco, Inc.	19,228,235
900	Nihon Chouzai Co. Ltd.	37,718
5,500	Nihon Dempa Kogyo Co. Ltd.	44,422
1,400	Nihon Eslead Corp.	15,526
10,000	Nihon House Holdings Co. Ltd.	37,570
8,700	Nihon Kohden Corp.	212,626
247,800	Nihon M&A Center, Inc.	8,069,391
14,500	Nihon Nohyaku Co. Ltd.	79,365
12,000	Nihon Parkerizing Co. Ltd.	165,920
2,800	Nihon Plast Co. Ltd.	26,486
1,100	Nihon Tokushu Toryo Co. Ltd.	15,576
600	Nihon Trim Co. Ltd.	27,119
15,300	Nihon Unisys Ltd.	186,891
3,000	Nihon Yamamura Glass Co. Ltd.	5,493
19,300	Nikkiso Co. Ltd.	170,971
1,200	Nikko Co. Ltd.	19,807
17,900	Nikkon Holdings Co. Ltd.	385,412
407,100	Nikon Corp.	6,160,653
2,000	Nippi, Inc.	15,371
31,000	Nippo Corp.	599,485
4,000	Nippon Air Conditioning Services Co. Ltd.	21,512
31,000	Nippon Chemical Industrial Co. Ltd.	79,517
300	Nippon Chemiphar Co. Ltd.	12,473
7,500	Nippon Concrete Industries Co. Ltd.	27,105
19,205	Nippon Denko Co. Ltd.	35,711
8,000	Nippon Densetsu Kogyo Co. Ltd.	146,162
107,000	Nippon Electric Glass Co. Ltd.	582,598

29

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
376,000	Nippon Express Co. Ltd.	$1,860,818
2,300	Nippon Fine Chemical Co. Ltd.	17,370
58,500	Nippon Flour Mills Co. Ltd.	866,873
5,400	Nippon Gas Co. Ltd.	164,003
7,500	Nippon Hume Corp.	49,776
24,000	Nippon Kayaku Co. Ltd.	277,143
47,000	Nippon Koei Co. Ltd.	220,950
346,900	Nippon Light Metal Holdings Co. Ltd.	790,589
57,700	Nippon Paper Industries Co. Ltd.	1,082,803
37,600	Nippon Parking Development Co. Ltd.	51,271
4,700	Nippon Piston Ring Co. Ltd.	71,573
4,000	Nippon Rietec Co. Ltd.	34,061
30,000	Nippon Road Co. Ltd. (The)	123,296
4,000	Nippon Seisen Co. Ltd.	19,415
9,000	Nippon Sharyo Ltd.(b)	22,828
5,200	Nippon Sheet Glass Co. Ltd.(b)	42,395
6,000	Nippon Shokubai Co. Ltd.	415,371
13,200	Nippon Signal Co. Ltd.	117,311
32,000	Nippon Soda Co. Ltd.	142,195
9,748	Nippon Steel & Sumikin Bussan Corp.	357,870
51,100	Nippon Suisan Kaisha Ltd.	246,071
8,000	Nippon Thompson Co. Ltd.	31,735
3,600	Nippon Valqua Industries Ltd.	48,849
640,000	Nippon Yusen KK	1,312,101
32,800	Nipro Corp.	405,973
73,000	Nishimatsu Construction Co. Ltd.	341,785
19,200	Nishi-Nippon Financial Holdings, Inc.(b)	191,140
28,000	Nishi-Nippon Railroad Co. Ltd.	132,965
3,400	Nishio Rent All Co. Ltd.	102,937
24,300	Nissan Shatai Co. Ltd.	251,411
9,600	Nissan Tokyo Sales Holdings Co. Ltd.	23,618
11,000	Nissei Build Kogyo Co. Ltd.	51,502
1,500	Nissei Plastic Industrial Co. Ltd.	11,886
4,500	Nissha Printing Co. Ltd.	109,121
6,800	Nisshin Fudosan Co. Ltd.	25,807
29,000	Nisshin Oillio Group Ltd. (The)	132,183
50,824	Nisshin Steel Co. Ltd.	676,070
59,000	Nisshinbo Holdings, Inc.	589,044
23,000	Nissin Corp.	76,542
84,800	Nissin Electric Co. Ltd.	1,132,068
68,900	Nissin Foods Holdings Co. Ltd.	3,994,584
19,400	Nissin Kogyo Co. Ltd.	287,476
3,200	Nitta Corp.	82,998
2,600	Nittetsu Mining Co. Ltd.	108,840
80,000	Nitto Boseki Co. Ltd.	260,894
10,800	Nitto Kogyo Corp.	158,802
2,600	Nitto Kohki Co. Ltd.	60,172
12,000	Nitto Seiko Co. Ltd.	45,885
13,100	Nittoc Construction Co. Ltd.	61,959
Shares		Value
JAPAN (continued)
3,200	Noda Corp.	$21,116
1,200	Noevir Holdings Co. Ltd.	36,388
473,000	NOF Corp.	5,155,326
2,700	Nohmi Bosai Ltd.	40,370
3,600	Nojima Corp.	46,721
43,900	NOK Corp.	986,672
5,000	Nomura Co. Ltd.	81,339
58,300	Nomura Real Estate Holdings, Inc.	987,881
2,100	Noritake Co. Ltd.	47,999
6,600	Noritz Corp.	137,073
62,900	North Pacific Bank Ltd.	235,118
4,100	NS Solutions Corp.	78,388
23,000	NS United Kaiun Kaisha Ltd.	32,021
3,100	NSD Co. Ltd.	49,987
27,000	NTN Corp.	102,470
8,400	NTT Urban Development Corp.	77,216
2,600	Obara Group, Inc.	112,310
14,900	Obayashi Road Corp.	93,773
1,800	Odelic Co. Ltd.	70,030
27,000	Oenon Holdings, Inc.	66,425
49,000	Ogaki Kyoritsu Bank Ltd. (The)	175,684
4,500	Ohashi Technica, Inc.	59,989
900	Ohsho Food Service Corp.	34,714
7,245	Oiles Corp.	131,608
46,000	Oita Bank Ltd. (The)	174,578
11,100	Okabe Co. Ltd.	94,943
8,000	Okamoto Industries, Inc.	86,812
176,700	Okamura Corp.	1,737,177
3,200	Okinawa Cellular Telephone Co.	100,086
1,125	Okinawa Electric Power Co., Inc. (The)	26,079
18,000	OKK Corp.	18,537
40,000	OKUMA Corp.	335,654
24,000	Okumura Corp.	138,686
26,000	Okura Industrial Co. Ltd.	103,881
10,000	Okuwa Co. Ltd.	104,892
2,600	ONO Sokki Co. Ltd.	22,512
2,400	Onoken Co. Ltd.	29,682
26,000	Onward Holdings Co. Ltd.	174,292
4,800	Open House Co. Ltd.	101,749
3,400	OPT Holding, Inc.	22,954
1,800	Optex Co. Ltd.	45,983
75,000	Oracle Corp. Japan	4,090,779
9,000	Organo Corp.	38,877
36,200	Orient Corp.(b)	67,657
10,000	Origin Electric Co. Ltd.	26,604
8,100	Osaka Organic Chemical Industry Ltd.	63,490
24,000	Osaka Soda Co. Ltd.	102,756
7,000	Osaka Steel Co. Ltd.	131,296
5,000	Osaki Electric Co. Ltd.	48,107
12,500	OSG Corp.	266,878
12,200	OSJB Holdings Corp.	29,084
5,000	OUG Holdings, Inc.	12,873

30

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
1,000	Outsourcing Inc.	$38,047
24,900	Pacific Industrial Co. Ltd.	306,056
31,000	Pacific Metals Co. Ltd.(b)	93,411
2,950	Pack Corp. (The)	80,199
1,400	Pal Co. Ltd.	34,763
5,850	PALTAC Corp.	143,809
8,000	PanaHome Corp.	59,579
5,300	Panasonic Industrial Devices SUNX Co. Ltd.	31,890
49,000	Paramount Bed Holdings Co. Ltd.	1,868,981
4,500	Parco Co. Ltd.	41,752
158,800	Park24 Co. Ltd.	4,913,760
3,000	Pasco Corp.	10,813
1,900	Pasona Group, Inc.	16,161
3,000	PC Depot Corp.	14,733
4,100	Pegasus Sewing Machine Manufacturing Co. Ltd.	24,787
57,100	Penta-Ocean Construction Co. Ltd.	340,847
700	PIA Corp.	16,400
20,100	Pigeon Corp.	567,331
6,200	Pilot Corp.	277,868
2,200	Piolax, Inc.	139,716
129,500	Pioneer Corp.(b)	318,594
3,500	Plenus Co. Ltd.	72,189
2,600	Pocket Card Co. Ltd.	12,396
62,000	Press Kogyo Co. Ltd.	302,107
2,400	Pressance Corp.	27,691
6,000	Prestige International, Inc.	45,256
15,000	Prima Meat Packers Ltd.	54,639
1,200	Proto Corp.	13,617
3,400	PS Mitsubishi Construction Co. Ltd.	11,866
3,700	Qol Co. Ltd.	58,462
9,000	Raito Kogyo Co. Ltd.	108,649
20,000	Rasa Industries Ltd.	25,555
1,900	Relo Holdings, Inc.	314,342
216,840	Rengo Co. Ltd.	1,362,616
369,800	Resorttrust, Inc.	7,408,695
3,000	Rheon Automatic Machinery Co. Ltd.	23,486
10,000	Ricoh Leasing Co. Ltd.	289,406
4,800	Right On Co. Ltd.	47,327
2,900	Riken Corp.	106,603
6,500	Riken Keiki Co. Ltd.	80,390
19,000	Riken Technos Corp.	99,647
900	Riken Vitamin Co. Ltd.	39,091
3,000	Ringer Hut Co. Ltd.	76,437
42,500	Rinnai Corp.	4,093,163
17,500	Riso Kagaku Corp.	303,876
8,500	Riso Kyoiku Co. Ltd.	48,470
1,800	Rock Field Co. Ltd.	25,060
11,400	Rohto Pharmaceutical Co. Ltd.	200,454
900	Rokko Butter Co. Ltd.	24,236
600	Roland DG Corp.	14,189
Shares		Value
JAPAN (continued)
1,700	Rorze Corp.	$32,389
43,000	Round One Corp.	303,833
6,300	Royal Holdings Co. Ltd.	109,035
59,000	Ryobi Ltd.	237,980
6,000	Ryoden Trading Co. Ltd.	38,619
8,400	Ryosan Co. Ltd.	259,121
1,800	S Foods, Inc.	48,231
1,700	Sac’s Bar Holdings, Inc.	18,204
22,000	Saibu Gas Co. Ltd.	51,607
4,700	Saizeriya Co. Ltd.	124,099
28,000	Sakai Chemical Industry Co. Ltd.	100,124
14,000	Sakai Heavy Industries Ltd.	28,569
1,800	Sakai Moving Service Co. Ltd.	39,014
1,800	Sakai Ovex Co. Ltd.	32,921
9,300	Sakata INX Corp.	122,203
2,900	Sakata Seed Corp.	83,651
5,100	SAMTY Co. Ltd.	53,057
2,300	San-A Co. Ltd.	125,451
31,000	San-Ai Oil Co. Ltd.	219,043
29,000	Sanden Holdings Corp.	89,873
1,100	Sanei Architecture Planning Co. Ltd.	19,552
21,750	Sangetsu Co. Ltd.	421,021
40,800	San-In Godo Bank Ltd. (The)	294,124
20,000	Sanken Electric Co. Ltd.(b)	70,945
800	Sanko Metal Industrial Co. Ltd.	22,588
3,900	Sankyo Co. Ltd.	137,599
6,200	Sankyo Tateyama, Inc.	97,786
52,000	Sankyu, Inc.	306,932
14,600	Sanoh Industrial Co. Ltd.	100,795
1,100	Sanrio Co. Ltd.	20,653
6,800	Sanshin Electronics Co. Ltd.	60,303
30,800	Sanwa Holdings Corp.	307,794
3,800	Sanyo Chemical Industries Ltd.	172,299
11,000	Sanyo Denki Co. Ltd.	71,641
2,000	Sanyo Electric Railway Co. Ltd.	9,879
2,400	Sanyo Housing Nagoya Co. Ltd.	21,009
8,000	Sanyo Industries Ltd.	13,884
60,000	Sanyo Special Steel Co. Ltd.	307,810
2,100	Sanyo Trading Co. Ltd.	26,613
13,000	Sapporo Holdings Ltd.	368,046
1,500	SATO Holdings Corp.	33,127
2,700	Sato Shoji Corp.	20,803
4,100	Satori Electric Co. Ltd.	29,166
7,800	Sawada Holdings Co. Ltd.	71,477
74,500	Sawai Pharmaceutical Co. Ltd.	4,823,639
35,000	SAXA Holdings, Inc.	74,092
112,480	SBI Holdings, Inc.	1,340,708
8,500	SBS Holdings, Inc.	75,460
2,400	SCREEN Holdings Co. Ltd.	164,547
5,800	Scroll Corp.	20,242
18,800	Sega Sammy Holdings, Inc.	278,047
800	Seibu Electric Industry Co. Ltd.	16,035
18,000	Seika Corp.	53,552
8,700	Seikitokyu Kogyo Co. Ltd.	41,978

31

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
54,000	Seiko Holdings Corp.	$177,134
38,300	Seino Holdings Co. Ltd.	425,474
13,400	Seiren Co. Ltd.	157,166
1,000	Sekisui Plastics Co. Ltd.	7,390
29,500	Senko Co. Ltd.	204,224
2,000	Senshu Electric Co. Ltd.	30,934
92,420	Senshu Ikeda Holdings, Inc.	421,253
8,800	Senshukai Co. Ltd.	59,746
13,000	Septeni Holdings Co. Ltd.	58,634
2,000	Seria Co. Ltd.	158,291
57,900	Seven Bank Ltd.	178,332
1,200	Shibaura Electronics Co. Ltd.	22,210
11,000	Shibaura Mechatronics Corp.	26,957
17,000	Shibusawa Warehouse Co. Ltd. (The)	49,442
5,100	Shibuya Corp.	106,260
1,400	Shidax Corp.	5,647
42,000	Shiga Bank Ltd. (The)	218,270
44,000	Shikibo Ltd.	50,768
14,000	Shikoku Bank Ltd. (The)	33,108
14,000	Shikoku Chemicals Corp.	134,300
3,900	Shikoku Electric Power Co., Inc.(b)	36,743
6,900	Shima Seiki Manufacturing Ltd.	194,821
12,749	Shimachu Co. Ltd.	342,826
1,800	Shimizu Bank Ltd. (The)	54,410
3,100	Shin Nippon Air Technologies Co. Ltd.	35,118
32,000	Shinagawa Refractories Co. Ltd.	68,351
7,000	Shindengen Electric Manufacturing Co. Ltd.	30,371
20,700	Shinko Electric Industries Co. Ltd.	133,631
12,700	Shinko Plantech Co. Ltd.	94,339
4,900	Shinko Shoji Co. Ltd.	55,369
18,000	Shinmaywa Industries Ltd.	139,544
8,400	Shinnihon Corp.	81,221
2,200	Shinsho Corp.	40,090
900	Shinwa Co. Ltd.	13,680
8,800	Ship Healthcare Holdings, Inc.	258,034
3,000	Shizuki Electric Co., Inc.	17,822
27,900	Shizuoka Gas Co. Ltd.	219,486
7,000	Shochiku Co. Ltd.	78,564
800	Shoei Co. Ltd.	14,601
3,000	Shoei Foods Corp.	47,430
1,000	Showa Aircraft Industry Co. Ltd.	9,135
24,600	Showa Corp.	160,685
16,600	Showa Denko KK	219,867
32,000	Showa Sangyo Co. Ltd.	171,489
118,900	Showa Shell Sekiyu KK	1,112,243
3,200	Siix Corp.	128,159
3,000	Sinanen Holdings Co. Ltd.	59,588
31,000	Sinfonia Technology Co. Ltd.	57,052
2,600	Sinko Industries Ltd.	32,652
107,200	SKY Perfect JSAT Holdings, Inc.	532,576
Shares		Value
JAPAN (continued)
2,800	Skylark Co. Ltd.	$39,435
17,000	SMK Corp.	65,491
2,800	SMS Co. Ltd.	73,184
12,400	Sodick Co. Ltd.	93,293
3,200	Sogo Medical Co. Ltd.	97,645
315,700	Sojitz Corp.	830,869
30,000	Sotetsu Holdings, Inc.	146,753
18,500	Sparx Group Co. Ltd.	35,458
700	SPK Corp.	14,478
5,000	Square Enix Holdings Co. Ltd.	165,920
300	ST Corp.	3,707
3,000	St. Marc Holdings Co. Ltd.	84,304
6,500	Star Micronics Co. Ltd.	92,724
4,900	Starts Corp., Inc.	91,160
2,200	Starzen Co. Ltd.	116,640
3,200	Stella Chemifa Corp.	112,749
1,300	Studio Alice Co. Ltd.	26,268
2,700	Sugi Holdings Co. Ltd.	144,951
2,700	Sugimoto & Co. Ltd.	35,092
44,600	Sumco Corp.	468,668
4,800	Sumida Corp.	49,936
7,000	Suminoe Textile Co. Ltd.	14,818
104,000	Sumitomo Bakelite Co. Ltd.	566,263
8,900	Sumitomo Densetsu Co. Ltd.	98,870
67,800	Sumitomo Forestry Co. Ltd.	946,498
144,000	Sumitomo Heavy Industries Ltd.	760,713
126,500	Sumitomo Mitsui Construction Co. Ltd.	120,626
1,464,000	Sumitomo Osaka Cement Co. Ltd.	6,072,661
7,000	Sumitomo Precision Products Co. Ltd.	21,627
1,980	Sumitomo Real Estate Sales Co. Ltd.	44,936
19,100	Sumitomo Riko Co. Ltd.	183,587
37,900	Sumitomo Rubber Industries Ltd.	635,341
3,800	Sumitomo Seika Chemicals Co. Ltd.	142,405
27,000	Sumitomo Warehouse Co. Ltd. (The)	144,693
5,200	Sun Frontier Fudousan Co. Ltd.	49,684
3,600	Sun-Wa Technos Corp.	28,939
9,590	Suzuken Co. Ltd.	308,632
42,000	SWCC Showa Holdings Co. Ltd.(b)	29,637
1,700	Systena Corp.	29,763
7,000	T&K Toka Co. Ltd.	66,416
3,200	T. Hasegawa Co. Ltd.	56,634
18,000	T. RAD Co. Ltd.	39,477
3,240	Tachibana Eletech Co. Ltd.	35,900
6,700	Tachi-S Co. Ltd.	111,422
40,000	Tadano Ltd.	450,081
360,300	Taiheiyo Cement Corp.	1,034,140
9,600	Taiho Kogyo Co. Ltd.	137,954
6,000	Taikisha Ltd.	151,902

32

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
700	Taiko Pharmaceutical Co. Ltd.	$10,847
136,000	Taisei Corp.	1,021,913
3,000	Taiyo Holdings Co. Ltd.	112,854
37,500	Taiyo Yuden Co. Ltd.	401,211
2,400	Takaoka Toko Co. Ltd.	43,894
17,700	Takara Holdings, Inc.	168,105
8,000	Takara Leben Co. Ltd.	54,467
11,000	Takara Standard Co. Ltd.	204,644
5,200	Takasago International Corp.	139,632
6,800	Takasago Thermal Engineering Co. Ltd.	96,096
18,000	Takashima & Co. Ltd.	29,007
112,000	Takashimaya Co. Ltd.	915,267
5,700	Takeuchi Manufacturing Co. Ltd.	110,771
8,000	Takihyo Co. Ltd.	33,413
14,000	Takiron Co. Ltd.	65,948
33,000	Takisawa Machine Tool Co. Ltd.	42,796
9,000	Takuma Co. Ltd.	82,817
6,800	Tama Home Co. Ltd.	35,728
1,900	Tamron Co. Ltd.	33,337
34,000	Tamura Corp.	140,059
1,950	Tanseisha Co. Ltd.	14,708
20,500	Tatsuta Electric Wire and Cable Co. Ltd.	81,515
18,000	Tayca Corp.	95,604
10,700	TBK Co. Ltd.	44,384
600	Techno Medica Co. Ltd.	10,258
51,600	Teijin Ltd.	1,000,313
12,000	Tekken Corp.	39,134
13,200	Temp Holdings Co. Ltd.	224,301
900	T-Gaia Corp.	13,869
7,900	THK Co. Ltd.	167,236
6,000	Toa Corp.	54,811
4,000	Toa Corp.	84,333
58,000	Toa Oil Co. Ltd.	83,513
22,000	Toa Road Corp.	59,159
1,400	Toabo Corp.	6,902
42,250	Toagosei Co. Ltd.	471,772
33,100	Tobishima Corp.	58,391
500	Tobu Store Co. Ltd.	13,455
17,100	TOC Co. Ltd.	155,069
2,200	Tocalo Co. Ltd.	49,467
40,000	Tochigi Bank Ltd. (The)	193,382
37,000	Toda Corp.	201,106
3,000	Toda Kogyo Corp.	8,611
20,000	Toei Co. Ltd.	160,961
21,000	Toenec Corp.	100,725
59,000	Toho Bank Ltd. (The)	224,478
4,000	Toho Co. Ltd.	94,517
676,000	Toho Gas Co. Ltd.	6,272,032
6,300	Toho Holdings Co. Ltd.	132,464
68,000	Toho Zinc Co. Ltd.	237,322
26,000	Tohoku Bank Ltd. (The)	36,197
15,000	Tokai Carbon Co. Ltd.	45,771
Shares		Value
JAPAN (continued)
2,400	Tokai Corp.	$81,930
19,000	TOKAI Holdings Corp.	122,113
12,000	Tokai Lease Co. Ltd.	22,657
14,500	Tokai Rika Co. Ltd.	271,970
20,000	Tokai Tokyo Financial Holdings, Inc.	101,840
3,084	Tokushu Tokai Paper Co. Ltd.	105,427
54,000	Tokuyama Corp.(b)	231,715
11,850	Tokyo Century Corp.	418,654
22,200	Tokyo Dome Corp.	211,479
1,100	Tokyo Electron Device Ltd.	15,692
7,000	Tokyo Energy & Systems, Inc.	67,751
40,000	Tokyo Keiki, Inc.	68,275
11,300	Tokyo Ohka Kogyo Co. Ltd.	401,917
4,000	Tokyo Rakutenchi Co. Ltd.	19,186
2,500	Tokyo Sangyo Co. Ltd.	9,512
6,800	Tokyo Seimitsu Co. Ltd.	185,903
27,500	Tokyo Steel Manufacturing Co. Ltd.	190,641
25,300	Tokyo Tatemono Co. Ltd.	322,311
27,000	Tokyo Tekko Co. Ltd.	117,660
18,000	Tokyo Theaters Co., Inc.	20,769
6,275	Tokyo Ty Financial Group, Inc.	201,348
4,800	Tokyu Construction Co. Ltd.	48,655
170,800	Tokyu Fudosan Holdings Corp.	965,809
27,000	Toli Corp.	96,548
2,800	Tomato Bank Ltd.	42,399
1,100	Tomen Devices Corp.	20,464
7,300	Tomoe Corp.	24,085
1,300	Tomoe Engineering Co. Ltd.	19,127
41,000	Tomoku Co. Ltd.	119,243
26,700	TOMONY Holdings, Inc.	138,248
11,800	Tomy Co. Ltd.	127,710
11,000	Tonami Holdings Co. Ltd.	29,684
10,000	TonenGeneral Sekiyu KK	98,789
7,000	Topcon Corp.	104,863
18,600	Toppan Forms Co. Ltd.	185,344
8,100	Topre Corp.	187,535
7,200	Topy Industries Ltd.	167,384
4,000	TORIDOLL Holdings Corp.	92,953
2,500	Torii Pharmaceutical Co. Ltd.	57,714
5,000	Torishima Pump Manufacturing Co. Ltd.	53,972
12,100	Tosei Corp.	90,689
32,000	Toshiba Machine Co. Ltd.	115,953
11,000	Toshiba Plant Systems & Services Corp.	177,792
46,000	Toshiba TEC Corp.(b)	205,283
1,000	Tosho Co. Ltd.	43,387
163,000	Tosoh Corp.	1,067,808
5,900	Totetsu Kogyo Co. Ltd.	167,711
800	Tottori Bank Ltd. (The)	13,205
94,000	Towa Bank Ltd. (The)	99,495
5,500	Towa Corp.	63,460
2,000	Towa Pharmaceutical Co. Ltd.	74,759
15,700	Toyo Construction Co. Ltd.	65,573

33

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
JAPAN (continued)
3,000	Toyo Denki Seizo KK	$8,439
16,000	Toyo Engineering Corp.	54,925
89,000	Toyo Ink SC Holdings Co. Ltd.	415,000
6,000	TOYO KANETSU K.K.	13,617
16,000	Toyo Securities Co. Ltd.	28,531
117,000	Toyo Suisan Kaisha Ltd.	4,747,163
32,200	Toyo Tire & Rubber Co. Ltd.	497,109
20,000	Toyo Wharf & Warehouse Co. Ltd.	32,612
544,000	Toyobo Co. Ltd.	892,228
36,000	Toyoda Gosei Co. Ltd.	824,220
9,200	Toyota Boshoku Corp.	231,776
5,100	TPR Co. Ltd.	147,597
1,200	Trancom Co. Ltd.	69,915
3,000	Transcosmos, Inc.	76,094
2,600	Trusco Nakayama Corp.	134,624
7,500	TS Tech Co. Ltd.	201,321
47,000	Tsubakimoto Chain Co.	373,329
8,000	Tsubakimoto Kogyo Co. Ltd.	23,648
7,000	Tsudakoma Corp.(b)	10,012
3,100	Tsukada Global Holdings, Inc.	21,343
6,800	Tsukishima Kikai Co. Ltd.	76,254
20,833	Tsukuba Bank Ltd.	62,378
5,000	Tsukui Corp.	32,850
8,800	Tsumura & Co.	250,565
1,200	Tsurumi Manufacturing Co. Ltd.	17,507
7,000	TTK Co. Ltd.	32,507
2,400	Tv Tokyo Holdings Corp.	55,017
86,840	UACJ Corp.	284,029
267,800	Ube Industries Ltd.	554,139
23,000	Uchida Yoko Co. Ltd.	96,062
6,000	Ueki Corp.	12,930
2,500	UKC Holdings Corp.	41,909
7,200	Ulvac, Inc.	227,939
18,500	Unipres Corp.	356,522
2,600	United Arrows Ltd.	71,056
9,300	United Super Markets Holdings, Inc.	84,070
35,000	Unitika Ltd.(b)	23,695
4,700	Universal Entertainment Corp.(b)	140,951
2,800	Unizo Holdings Co. Ltd.	77,963
19,880	Usen Corp.	64,264
8,600	U-Shin Ltd.	60,603
111,400	USS Co. Ltd.	1,888,712
8,800	Utoc Corp.	32,223
400	V Technology Co. Ltd.	47,793
37,500	Valor Holdings Co. Ltd.	1,065,247
1,400	Village Vanguard Co. Ltd.	17,902
11,200	Vital KSK Holdings, Inc.	118,654
16,200	VT Holdings Co. Ltd.	87,279
23,000	Wacoal Holdings Corp.	265,815
33,000	Wakachiku Construction Co. Ltd.	49,404
7,600	Warabeya Nichiyo Co. Ltd.	183,641
2,700	WATAMI Co. Ltd.	29,299
Shares		Value
JAPAN (continued)
600	Weathernews, Inc.	$18,766
3,340	Welcia Holdings Co. Ltd.	228,357
5,900	West Holdings Corp.	46,921
1,000	Wowow, Inc.	28,655
6,500	Xebio Holdings Co. Ltd.	101,092
4,000	Yachiyo Industry Co. Ltd.	34,748
4,500	Yahagi Construction Co. Ltd.	41,408
11,200	YAMABIKO Corp.	111,071
462,700	Yamada Denki Co. Ltd.	2,395,786
42,000	Yamagata Bank Ltd. (The)	181,825
51,000	Yamaguchi Financial Group, Inc.	563,154
7,000	Yamaichi Electronics Co. Ltd.	55,602
45,000	Yamanashi Chuo Bank Ltd. (The)	220,559
5,100	Yamatane Corp.	67,355
8,400	Yamato Kogyo Co. Ltd.	236,853
800	Yamaya Corp.	11,649
100	Yamazawa Co. Ltd.	1,647
12,300	Yamazen Corp.	98,287
1,200	Yaoko Co. Ltd.	50,520
700	Yashima Denki Co. Ltd.	3,865
43,800	Yaskawa Electric Corp.	700,416
4,700	Yellow Hat Ltd.	100,525
7,600	Yokogawa Bridge Holdings Corp.	83,704
133,300	Yokogawa Electric Corp.	1,877,411
22,300	Yokohama Reito Co. Ltd.	226,041
42,500	Yokohama Rubber Co. Ltd. (The)	739,201
500	Yondoshi Holdings, Inc.	12,520
8,300	Yorozu Corp.	130,669
2,700	Yoshinoya Holdings Co. Ltd.	40,730
6,800	Yuasa Trading Co. Ltd.	163,337
27,000	Yuken Kogyo Co. Ltd.	47,373
2,700	Yumeshin Holdings Co. Ltd.	19,129
13,000	Yurtec Corp.	95,452
8,000	Yusen Logistics Co. Ltd.	81,625
900	Yushiro Chemical Industry Co. Ltd.	12,444
3,000	Zenkoku Hosho Co. Ltd.	129,303
2,400	Zenrin Co. Ltd.	41,995
14,300	Zensho Holdings Co. Ltd.	267,537
52,000	Zeon Corp.	476,514
1,500	ZERIA Pharmaceutical Co. Ltd.	25,203
4,000	Zojirushi Corp.	55,307
		333,968,451
JERSEY CHANNEL ISLANDS — 0.1%
679,538	Atrium European Real Estate Ltd.(d)	2,908,523
400,611	Centamin Plc	773,772
51,777	Phoenix Group Holdings	462,957
3,503	Randgold Resources Ltd.	310,429
		4,455,681

34

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
LUXEMBOURG — 0.2%
22,999	APERAM SA	$1,045,111
9,853	B&M European Value Retail SA	28,293
843	BRAAS Monier Building Group SA	24,269
60,129	d’Amico International Shipping SA	20,594
1,249	Eurofins Scientific SE	567,497
600	Globant SA	26,099
22,500	L’Occitane International SA	46,476
100,579	Regus Plc	306,419
160,515	Stabilus SA(b)(d)	8,362,744
		10,427,502
MALAYSIA — 0.4%
75,100	Aeon Co. (M) Berhad	50,663
314,490	Affin Holdings Berhad	164,929
155,500	AirAsia Berhad	102,678
320,200	Alliance Financial Group Berhad	304,553
123,600	Ammb Holdings Berhad	123,747
20,100	Amway Malaysia Holdings Berhad	39,290
480,800	APM Automotive Holdings Berhad(d)	388,537
32,700	Batu Kawan Berhad	142,804
95,933	Berjaya Assets Berhad	18,295
327,300	Berjaya Corp. Berhad	25,357
19,519	Berjaya Sports Toto Berhad	14,843
57,200	BIMB Holdings Berhad	59,995
486,500	Bintulu Port Holdings Berhad(d)	781,647
627,207	Boustead Holdings Berhad	327,433
46,400	Bursa Malaysia Berhad	95,676
60,400	Cahya Mata Sarawak Berhad	55,289
20,200	Carlsberg Brewery-Malaysia Berhad	70,206
98,060	CB Industrial Product Holding Berhad	46,517
3,350	Dayang Enterprise Holdings Berhad(b)	687
8,130,386	Dialog Group Berhad	3,004,076
234,500	DRB-Hicom Berhad	70,993
264,574	Eastern & Oriental Berhad	99,018
148,050	Evergreen Fibreboard Berhad	37,057
55,400	Felda Global Ventures Holdings Berhad	26,544
29,900	Gamuda Berhad	34,996
26,200	Genting Plantations Berhad	68,701
23,300	Globetronics Technology Berhad	20,273
75,000	Glomac Berhad	13,766
41,100	GuocoLand Malaysia Berhad	11,855
337,480	HAP Seng Consolidated Berhad	626,691
93,500	Hap Seng Plantations Holdings Berhad	53,938
2,712,360	Hartalega Holdings Berhad	3,168,192
31,600	Heineken Malaysia Berhad	129,413
Shares		Value
MALAYSIA (continued)
19,992	Hock Seng LEE Berhad	$8,292
50,200	Hong Leong Industries Berhad	119,307
45,377	Hua Yang Berhad	13,197
21,720	Hume Industries Berhad	16,517
550,980	IJM Corp. Berhad	433,429
36,700	IJM Plantations Berhad	32,369
73,827	Inari Amertron Berhad	58,955
9,300	Jaya Tiasa Holdings Berhad	3,082
134,000	JCY International Berhad	16,770
59,079	K&N Kenanga Holdings Berhad(b)(c)(d)	6,830
45,100	Kian JOO CAN Factory Berhad	30,210
1,976,800	KKB Engineering Berhad(d)	669,143
310,080	KNM Group Berhad(b)	29,567
21,600	Kossan Rubber Industries	34,756
1,362,088	KPJ Healthcare Berhad(d)	1,363,711
181,574	KSL Holdings Berhad	48,045
35,950	Kumpulan Fima Berhad	15,426
102,500	Kumpulan Perangsang Selangor Berhad	32,497
15,000	Lafarge Malaysia Berhad	28,963
187,300	Land & General Berhad	16,743
157,800	Landmarks Berhad(b)	28,588
34,400	LBS Bina Group Berhad	14,268
79,000	Lingkaran Trans Kota Holdings Berhad	111,108
17,100	LPI Capital Berhad	68,563
214,257	Lynas Corp. Ltd.(b)	9,127
62,600	Magnum Berhad	34,471
542,073	Mah Sing Group Berhad	197,705
73,050	Malayan Flour Mills Berhad	25,250
71,823	Malaysia Airports Holdings Berhad	113,513
223,560	Malaysia Building Society Berhad	48,762
27,400	Malaysian Pacific Industries Berhad	51,665
291,250	Malaysian Resources Corp. Berhad	93,728
12,100	Media Prima Berhad	3,461
18,700	Mega First Corp. Berhad	10,297
81,000	MKH Berhad	53,678
355,200	MMC Corp. Berhad	202,367
45,500	MNRB Holdings Berhad(b)	34,274
22,700	Muhibbah Engineering M Berhad	12,446
579,100	Mulpha International Berhad(b)	28,990
71,200	My EG Services Berhad	41,413
31,800	Naim Holdings Berhad(b)	11,750
71,200	Oriental Holdings Berhad	118,299
30,500	Padini Holdings Berhad	20,576
72,631	Pantech Group Holdings Berhad	9,609
107,600	POS Malaysia Berhad	102,598
111,200	Press Metal Berhad	115,574
48,600	Protasco Berhad	18,421
2,848,900	QL Resources Berhad(d)	3,001,702

35

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
MALAYSIA (continued)
615,200	SapuraKencana Petroleum Berhad(b)	$237,574
19,800	Sarawak Oil Palms Berhad	17,511
15,200	Scientex Berhad	23,624
2,300	Selangor Properties Berhad	2,741
51,400	Shangri-La Hotels (Malaysia) Berhad	64,327
6,100	Shell Refining Co. Federation of Malaya Berhad(b)	4,435
149,660	Sunway Berhad	111,309
14,966	Sunway Construction Group Berhad	5,958
21,100	Supermax Corp. Berhad	10,915
27,000	Syarikat Takaful Malaysia Berhad	27,290
30,436	Ta Ann Holdings Berhad	25,611
269,700	TA Enterprise Berhad	30,860
195,360	TA Global Berhad	10,245
126,800	TAN Chong Motor Holdings Berhad	57,430
211,200	TDM Berhad	34,990
54,040	TH Plantations Berhad(b)	14,557
20,860	Time dotCom Berhad	39,781
17,800	Tiong NAM Logistics Holdings	7,213
105,720	Top Glove Corp. Berhad	124,747
157,116	Tropicana Corp. Berhad	38,202
43,600	TSH Resources Berhad	19,955
41,800	UEM Edgenta Berhad	33,380
120,408	UEM Sunrise Berhad	32,147
12,100	UMW Holdings Berhad	17,191
167,600	Unisem M Berhad	101,878
15,000	United Malacca Berhad	19,917
31,900	United Plantations Berhad	212,160
142,300	VS Industry Berhad	48,168
95,155	Wah Seong Corp. Berhad	19,507
117,038	WCT Holdings Berhad	47,429
4,085,950	Wellcall Holdings Berhad(d)	1,909,049
36,900	WTK Holdings Berhad	9,500
47,600	Yinson Holdings Berhad	35,516
43,014	YNH Property Berhad(b)	16,201
25,600	Zhulian Corp. Berhad	8,360
		21,158,349
MALTA — 0.0%
34,973	Unibet Group Plc - SDR	308,603
MARTINIQUE — 0.0%
100,000	MGM China Holdings Ltd.	165,559
MEXICO — 0.4%
10,100	Alpek SAB de CV	15,037
35,265	Alsea SAB de CV	131,574
3,201,600	Asesor de Activos Prisma SAPI de CV REIT(d)	2,151,226
203,861	Axtel SAB de CV - CPO Units(b)	50,369
27,586	Banregio Grupo Financiero SAB de CV	180,817
Shares		Value
MEXICO (continued)
2,584	Bio Pappel SAB de CV(b)	$3,390
1,166,800	Bolsa Mexicana de Valores SAB de CV	1,867,399
155,625	Consorcio ARA SAB de CV	58,871
1,887,370	Corp Inmobiliaria Vesta SAB de CV	2,852,873
800	Corp. Actinver SAB de CV	567
61,938	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	58,985
27,300	Corp. Moctezuma SAB de CV	85,875
2,674,900	Fibra Shop Portafolios Inmobiliarios SAPI de CV REIT(d)	2,264,346
43,027	Fibra Uno Administracion SA de CV REIT	81,884
5,418	Fresnillo Plc	108,759
121,017	Genomma Lab Internacional SAB de CV - Class B(b)	145,213
36,469	Gruma SAB de CV - Series B	506,950
29,269	Grupo Aeromexico SAB de CV(b)	57,559
47,113	Grupo Aeroportuario del Centro Norte SAB de CV	274,936
248,952	Grupo Aeroportuario del Pacifico SAB de CV - Series B	2,405,092
92,763	Grupo Aeroportuario del Sureste SAB de CV - Series B	1,476,768
120,492	Grupo Cementos de Chihuahua SAB de CV	387,275
45,878	Grupo Comercial Chedraui SA de CV	102,043
53,661	Grupo Famsa SAB de CV - Class A(b)	23,252
12,100	Grupo Financiero Interacciones SA de CV	59,216
46,057	Grupo Herdez SAB de CV	111,554
57,500	Grupo Industrial Maseca SAB de CV - Series B	69,939
12,400	Grupo Industrial Saltillo SAB de CV	24,838
17,079	Grupo KUO SAB de CV - Series B	33,885
15,920	Grupo Simec SAB de CV - Series B(b)	55,658
19,508	Grupo Sports World SAB de CV(b)	17,443
264,100	Impulsora del Desarrollo y El Empleo en America Latina SAB de CV(b)	358,402
49,176	Industrias Bachoco SAB de CV - Series B	217,300
158,336	Industrias CH SAB de CV - Series B(b)	748,077
9,200	Infraestructura Energetica Nova SAB de CV	40,643

36

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
MEXICO (continued)
110,913	Kimberly-Clark de Mexico SAB de CV - Class A	$239,008
140,111	La Comer SAB de CV(b)	128,614
2,031,800	Macquarie Mexico Real Estate Management SA de CV REIT	2,556,278
100	Medica Sur SAB de CV - Series B	227
33,400	Megacable Holdings SAB de CV - CPO Shares	122,248
349,076	Mexichem SAB de CV	834,229
83,226	OHL Mexico SAB de CV(b)	97,664
53,106	Organizacion Cultiba SAB de CV	58,638
130,899	Organizacion Soriana SAB de CV - Series B(b)	355,763
26,195	Promotora y Operadora de Infraestructura SAB de CV	292,218
23,143	Qualitas Controladora SAB de CV - Class I	42,671
67	Urbi Desarrollos Urbanos SAB de CV(b)(d)	76
4,415	Vitro SAB de CV - Series A	14,541
		21,770,190
MONACO — 0.0%
12,500	Endeavour Mining Corp.(b)	244,166
NETHERLANDS — 0.5%
21,357	Aalberts Industries NV	674,623
9,662	Accell Group NV	241,828
19,244	Aegon NV	82,980
6,845	AMG Advanced Metallurgical Group NV	136,344
3,385	Amsterdam Commodities NV	76,436
10,875	Arcadis NV	143,257
11,197	ASM International NV	477,650
4,808	BE Semiconductor Industries NV	156,572
3,301	Beter Bed Holding NV	59,791
17,415	BinckBank NV	103,349
104,995	Boskalis Westminster	3,388,032
3,196	Brunel International NV	52,153
4,038	Corbion NV	93,176
14,948	Delta Lloyd NV	90,415
5,097	Euronext N.V	203,975
2,355	Fugro NV(b)	42,087
9,716	Gemalto NV	528,330
4,518	GrandVision NV	103,483
5,707	Heijmans NV - CVA(b)	54,736
1,031	Hunter Douglas NV	55,022
3,654	KAS Bank NV - CVA	33,112
3,442	Kendrion NV	99,336
35,275	Koninklijke BAM Groep NV	164,226
12,374	Koninklijke Vopak NV	624,915
431	Nederland Apparatenfabriek	14,904
10,625	NSI NV REIT	41,639
13,255	Ordina NV(b)	35,315
27,537	PostNL NV(b)	129,742
Shares		Value
NETHERLANDS (continued)
218,302	QIAGEN NV(b)	$5,345,218
22,201	Randstad Holding NV	1,143,378
522,458	Refresco Gerber NV(d)	7,627,961
99,492	SBM Offshore NV	1,429,116
10,543	Sligro Food Group NV	377,532
86,230	SNS REAAL NV(b)(c)(d)	0
8,477	TKH Group NV	326,443
18,993	TomTom NV(b)	153,579
2,363	Van Lanschot NV - CVA	48,482
12,798	Wessanen	152,924
		24,512,061
NEW ZEALAND — 0.7%
7,184	a2 Milk Co. Ltd.(b)	9,555
320,760	Air New Zealand Ltd.	442,693
3,211,087	Auckland International Airport Ltd.(d)	15,132,234
44,374	Chorus Ltd.	115,980
105,881	Contact Energy Ltd.	359,648
19,426	Ebos Group Ltd.	236,850
86,198	Fisher & Paykel Healthcare Corp. Ltd.	546,131
23,408	Freightways Ltd.	106,962
34,123	Genesis Energy Ltd.	47,827
53,576	Heartland Bank Ltd.	57,468
36,913	Infratil Ltd.	78,661
7,542	Kathmandu Holdings Ltd.	10,840
70,342	Kiwi Property Group Ltd. REIT	73,692
22,834	Mainfreight Ltd.	303,221
5,691,378	Mercury Ltd.(d)	12,413,174
28,706	Metlifecare Ltd.	118,650
39,566	New Zealand Oil & Gas Ltd.	14,996
13,133	New Zealand Refining Co. Ltd. (The)	21,037
56,805	NZME Ltd.	27,007
45,243	NZX Ltd.	33,647
73,491	PGG Wrightson Ltd.	24,175
80,140	Pike River Coal Ltd.(b)(c)(d)	0
226,520	Port of Tauranga Ltd.(b)	631,738
19,670	Restaurant Brands New Zealand Ltd.	74,268
23,602	Ryman Healthcare Ltd.	149,874
15,128	Sanford Ltd.	69,019
74,844	Skellerup Holdings Ltd.	76,535
182,421	SKY Network Television Ltd.	602,674
1,943,565	SKYCITY Entertainment Group Ltd.	5,420,374
55,636	Summerset Group Holdings Ltd.	189,378
29,035	Tilt Renewables Ltd.(b)	45,678
43,782	Tower Ltd.	28,178
82,337	Trade Me Group Ltd.	286,152
29,035	TrustPower Ltd.(b)	101,946
25,065	Vector Ltd.	56,998
43,509	Warehouse Group Ltd. (The)	93,340
		38,000,600

37

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
NORWAY — 0.1%
39,115	ABG Sundal Collier Holding ASA	$23,150
1,087	AF Gruppen ASA	19,208
11,195	Akastor ASA(b)	15,446
9,669	Aker ASA - Class A	356,926
13,163	Aker BP ASA(b)	211,249
21,852	Aker Solutions ASA(b)	100,581
3,472	American Shipping Co. ASA	10,463
18,135	Atea ASA	162,422
41,175	Austevoll Seafood ASA	371,267
8,177	Bonheur ASA	52,700
6,200	Borregaard ASA	60,782
78,478	DNO ASA(b)	67,248
279,724	DOF ASA(b)	29,793
5,301	Ekornes ASA	66,725
22,339	Grieg Seafood ASA	196,695
14,061	Hexagon Composites ASA(b)	49,353
4,846	Hoegh LNG Holdings Ltd.	50,734
194,372	Kongsberg Automotive ASA(b)	160,676
4,472	Kongsberg Gruppen ASA	63,868
28,990	Kvaerner ASA	38,069
5,047	Leroy Seafood Group ASA	266,877
12,409	Nordic Semiconductor ASA(b)	49,562
2,144	Norwegian Air Shuttle ASA(b)	72,294
2,652	Ocean Yield ASA	22,147
23,394	Opera Software ASA(b)	164,929
3,922	Petroleum Geo-Services ASA(b)	10,552
5,031	Protector Forsikring ASA	43,080
12,159	Salmar ASA	394,687
4,634	Schibsted ASA - Class A	111,106
4,604	Schibsted ASA - Class B	103,644
5,087	Sevan Marine ASA(b)	10,467
7,660	Solstad Offshore ASA(b)	12,377
29,923	SpareBank 1 SMN	220,013
2,731	SpareBank 1 SR-Bank ASA	16,295
126,468	Storebrand ASA(b)	650,834
16,346	TGS Nopec Geophysical Co. ASA	331,377
26,311	Tomra Systems ASA	285,804
12,901	Veidekke ASA	192,835
3,880	Wilh Wilhelmsen Holding ASA	82,884
		5,149,119
PERU — 0.1%
1,162,608	Alicorp SA(d)	2,696,103
2,050,358	Ferreycorp SAA(d)	1,018,016
		3,714,119
PHILIPPINES — 0.2%
476,500	Alliance Global Group, Inc.	140,325
23,966	Belle Corp.	1,445
37,840	Cebu Air, Inc.	82,053
124,030	China Banking Corp.	97,206
1,776,466	Concepcion Industrial Corp.(d)	2,274,581
90,600	Cosco Capital, Inc.	15,904
13,943,200	D&L Industries, Inc.	3,161,678
Shares		Value
PHILIPPINES (continued)
130,900	Del Monte Pacific Ltd.	$32,460
98,300	DMCI Holdings, Inc.	25,376
72,800	EEI Corp.	10,825
726,600	Energy Development Corp.	88,532
2,062,375	Filinvest Land, Inc.	75,387
86,000	First Gen Corp.	40,760
123,070	First Philippine Holdings Corp.	176,259
12,964,900	GMA Holdings, Inc. - PDR(d)	1,603,795
12,280	International Container Terminal Services, Inc.	19,730
1,274,700	Lopez Holdings Corp.	209,280
3,657,300	Manila Water Co., Inc.	2,284,750
4,702,696	Megaworld Corp.	390,414
443,500	Metro Pacific Investments Corp.	65,945
623,000	Pepsi-Cola Products Philippines, Inc.	40,013
282,000	Petron Corp.	60,450
2,020	Philippine National Bank	2,420
39,900	Puregold Price Club, Inc.	33,578
75,400	Rizal Commercial Banking Corp.	55,901
420,000	Robinsons Land Corp.	268,450
48,560	San Miguel Corp.	80,729
64,281	Security Bank Corp.	292,582
34,010	Semirara Mining & Power Corp.	88,427
6	Top Frontier Investment Holdings, Inc.(b)	29
161,290	Union Bank of Philippines, Inc.	249,650
1,010,600	Vista Land & Lifescapes, Inc.	109,153
		12,078,087
POLAND — 0.1%
2,119	Alior Bank SA(b)	25,466
25,202	Asseco Poland SA	336,284
41,005	Bank Millennium SA(b)	60,307
37,571	Boryszew SA(b)	76,804
2,395	Budimex SA	124,077
683	CCC SA	34,661
2,131	CD Projekt Red SA(b)	21,662
10,830	Ciech SA	176,670
1,000	Dom Development SA	15,803
40,455	Enea SA(b)	103,529
13,280	Eurocash SA	134,586
5,542	Farmacol SA(b)	72,043
125,804	Getin Holding SA(b)	36,876
76,926	Getin Noble Bank SA(b)	25,686
10,371	Grupa Azoty SA	165,217
119	Grupa Azoty Zaklady Chemiczne Police SA(b)	634
2,931	Grupa Kety SA	291,811
21,247	Grupa Lotos SA(b)	184,187
4,256	Impexmetal SA(b)	2,962
2,075	Inter Cars SA	142,803
155	LPP SA	232,307
1,171	Lubelski Wegiel Bogdanka SA(b)	20,744

38

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
POLAND (continued)
146,043	Netia SA	$173,096
32,745	Orange Polska SA	46,740
9,643	Orbis SA	174,512
1,623	Pelion SA(b)	22,505
46,907	Synthos SA(b)	56,672
64,659	Tauron Polska Energia SA(b)	43,675
884	Warsaw Stock Exchange	8,812
		2,811,131
PORTUGAL — 0.0%
16,720	Altri SGPS SA	58,312
31,522	Banco BPI SA(b)	39,102
59,527	Banco Comercial Portugues SA(b)	79,265
1,231,589	Banco Espirito Santo SA(b)(c)(d)	0
2,336	Corticeira Amorim SGPS SA	23,451
26,118	Galp Energia SGPS SA	354,089
31,264	Jeronimo Martins SGPS SA	537,798
22,362	Mota-Engil SGPS SA	43,695
47,493	Navigator Co. SA (The)	139,202
36,299	NOS SGPS SA	241,157
15,219	REN - Redes Energeticas Nacionais SGPS SA	44,473
5,424	Semapa - Sociedade de Investimento e Gestao	69,784
109,476	Sonae SGPS SA	87,129
		1,717,457
PUERTO RICO — 0.0%
74,300	Evertec Inc.	1,125,645
ROMANIA — 0.0%
3,619	New Europe Property Investments Plc	44,624
SINGAPORE — 1.0%
32,200	Accordia Golf Trust	15,160
2,373,000	Ascendas India Trust - Unit(d)	1,825,057
6,935,700	Ascendas Real Estate Investment Trust	11,814,993
155,400	ASL Marine Holdings Ltd.	13,515
7,400	Bonvests Holdings Ltd.	6,489
25,598	Boustead Projects Ltd.(b)	13,339
48,229	Boustead Singapore Ltd.	31,026
16,000	Breadtalk Group Ltd.	11,443
40,000	Bukit Sembawang Estates Ltd.	129,380
9,716	BW LPG Ltd.	31,350
41,612	Cape Plc	105,814
7,364,200	CapitaLand Mall Trust REIT	10,956,977
42,000	China Aviation Oil Singapore Corp. Ltd.	43,019
116,500	Chip Eng Seng Corp. Ltd.	54,011
95,400	ComfortDelGro Corp. Ltd.	174,171
115,600	Cosco Corp. Singapore Ltd.(b)	21,188
18,200	CSE Global Ltd.	5,364
156,000	CW Group Holdings Ltd.	32,183
65,300	CWT Ltd.	92,699
Shares		Value
SINGAPORE (continued)
282,746	Ezion Holdings Ltd.(b)	$60,969
130,121	Far East Orchard Ltd.	138,422
73,900	First Resources Ltd.	96,674
183,000	FJ Benjamin Holdings Ltd.(b)	5,525
164,000	Fragrance Group Ltd.(b)	18,507
15,000	Frasers Centrepoint Ltd.	16,011
91,900	Gallant Venture Ltd.(b)	8,455
59,100	GL Ltd.	33,984
52,560	Global Premium Hotels Ltd.(b)	11,145
463,600	Golden Agri-Resources Ltd.	128,292
58,000	GP Industries Ltd.	23,763
48,960	GSH Corp. Ltd.	14,780
118,666	Guocoland Ltd.	163,339
11,199	Halcyon Agri Corp. Ltd.(b)	3,824
32,000	Hiap Hoe Ltd.	16,216
66,600	Ho Bee Land Ltd.	101,964
285,340	Hong Fok Corp. Ltd.	133,312
110,600	Hong Leong Asia Ltd.	54,853
9,000	Hour Glass Ltd. (The)	4,367
409,500	Hutchison Port Holdings Trust - Units	182,228
129,600	Indofood Agri Resources Ltd.	44,714
92,950	Jurong Technologies Industrial Corp. Ltd.(b)(c)(d)	0
60,800	K1 Ventures Ltd.	44,357
81,178	Keppel Infrastructure Trust	29,466
10,000	Keppel Telecommunications & Transportation Ltd.	12,363
166,600	Lian Beng Group Ltd.	54,486
42,000	Low Keng Huat Singapore Ltd.	16,302
75,000	Lum Chang Holdings Ltd.	19,946
39,000	M1 Ltd.	57,186
209,700	Midas Holdings Ltd.	32,406
214,300	Olam International Ltd.	331,173
34,400	Oxley Holdings Ltd.	11,498
21,000	Pan-United Corp. Ltd.	8,755
113,400	Penguin International Ltd.	20,377
63,500	Petra Foods Ltd.	102,239
100,770	QAF Ltd.	89,453
176,250	Raffles Education Corp. Ltd.(b)	23,817
95,875	Raffles Medical Group Ltd.	103,714
90,300	Religare Health Trust - Units	55,819
81,700	Rotary Engineering Ltd.	22,315
217,500	Roxy-Pacific Holdings Ltd.	65,660
4,320,000	SATS Ltd.	15,028,787
165,600	Sembcorp Industries Ltd.	301,145
97,000	Sheng Siong Group Ltd.	72,859
4,029,200	SIA Engineering Co. Ltd.(d)	10,686,611
131,100	SIIC Environment Holdings Ltd.(b)	59,837
592,000	Sinarmas Land Ltd.	204,248
106,200	Singapore Post Ltd.	122,135
174,000	Singapore Reinsurance Corp. Ltd.	38,771
440,400	Stamford Land Corp. Ltd.	144,030
47,200	StarHub Ltd.	114,671

39

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SINGAPORE (continued)
36,600	Sunningdale Tech Ltd.	$27,754
82,000	Super Group Ltd.(c)	57,172
126,700	Tat Hong Holdings Ltd.(b)	40,070
54,000	Technovator International Ltd.	22,350
66,500	Tiong Woon Corp Holding Ltd.	12,428
378,314	Tuan Sing Holdings Ltd.	77,498
42,550	UMS Holdings Ltd.	18,962
220,554	United Engineers Ltd.	410,591
405,492	United Industrial Corp. Ltd.	792,768
158,057	UOB-Kay Hian Holdings Ltd.	150,530
87,611	UOL Group Ltd.	357,056
33,000	Venture Corp. Ltd.	225,337
142,729	Vibrant Group Ltd.	36,933
179,912	Wheelock Properties (Singapore) Ltd.	192,682
30,300	Wing Tai Holdings Ltd.	36,915
871	XP Power Ltd.	18,124
96,800	Yongnam Holdings Ltd.(b)	13,916
		57,004,034
SOUTH AFRICA — 0.4%
11,472	Adcock Ingram Holdings Ltd.	39,860
111,347	Advtech Ltd.	143,687
54,174	Aeci Ltd.	409,004
109,566	African Bank Investments Ltd.(b)(d)	41
81,492	AngloGold Ashanti Ltd.(b)	1,091,798
25,692	ArcelorMittal South Africa Ltd.(b)	21,912
1,118	Assore Ltd.	15,130
6,924	Astral Foods Ltd.	62,699
25,834	AVI Ltd.	181,554
43,469	Barloworld Ltd.	281,567
10,152	Bidvest Group Ltd. (The)	126,044
28,795	Blue Label Telecoms Ltd.	43,565
787	Capitec Bank Holdings Ltd.	39,981
3,151	Cashbuild Ltd.	92,017
16,438	Caxton and CTP Publishers and Printers Ltd.	16,104
4,704	City Lodge Hotels Ltd.	50,857
201,044	Clicks Group Ltd.	1,871,217
1,776	Consolidated Infrastructure Group Ltd.(b)	3,087
28,204	Coronation Fund Managers Ltd.	151,711
40,384	DataTec Ltd.	134,446
16,226	Discovery Ltd.	138,665
4,599	Distell Group Ltd.	56,397
165,998	EOH Holdings Ltd.	1,968,524
7,305	Exxaro Resources Ltd.	53,743
3,147	Famous Brands Ltd.	36,708
20,489	Foschini Group Ltd. (The)	210,911
926,791	Gold Fields Ltd.	3,767,306
7,837	Grand Parade Investments Ltd.	2,180
63,300	Grindrod Ltd.	52,156
60,564	Growthpoint Properties Ltd.	112,920
71,271	Harmony Gold Mining Co. Ltd.	217,295
Shares		Value
SOUTH AFRICA (continued)
7,349	Hudaco Industries Ltd.	$59,419
14,135	Hyprop Investments Ltd.	125,481
11,036	Impala Platinum Holdings Ltd.(b)	44,361
67,405	Imperial Holdings Ltd.	851,426
197,189	Investec Plc	1,226,110
164	Invicta Holdings Ltd.	676
8,718	JSE Ltd.	101,684
56,049	KAP Industrial Holdings Ltd.	32,215
13,417	Lewis Group Ltd.	39,812
25,495	Liberty Holdings Ltd.	219,238
67,214	Life Healthcare Group Holdings Ltd.	179,453
31,180	Lonmin Plc(b)	72,513
5,304	Massmart Holdings Ltd.	45,968
20,504	Metair Investments Ltd.	28,892
271,218	MMI Holdings Ltd.	454,787
24,354	Mpact Ltd.	59,550
30,760	Mr Price Group Ltd.	350,676
18,223	Murray & Roberts Holdings Ltd.	12,474
69,834	Nampak Ltd.	97,368
67,640	Netcare Ltd.	173,718
45,409	Northam Platinum Ltd.(b)	165,791
196,458	Oceana Group Ltd.(d)	1,675,548
10,702	Omnia Holdings Ltd.	129,690
42,192	Peregrine Holdings Ltd.	81,357
88,529	Petra Diamonds Ltd.	164,599
17,069	Pick’n Pay Stores Ltd.	83,536
12,372	Pioneer Foods Group Ltd.	149,349
12,665	PPC Ltd.	5,166
10,839	PSG Group Ltd.	169,373
6,594	Raubex Group Ltd.	12,289
83,975	Redefine Properties Ltd. REIT	72,119
18,485	Resilient REIT Ltd.	152,952
12,269	Reunert Ltd.	56,141
746,260	Rhodes Food Group Pty Ltd.(d)	1,439,527
5,166	Santam Ltd.	92,755
155,870	Sappi Ltd.(b)	866,988
300,480	Sibanye Gold Ltd.	818,959
23,216	Spar Group Ltd. (The)	328,859
4,194	Sun International Ltd.	25,894
159,288	Super Group Ltd.(b)	470,171
104,458	Telkom SA SOC Ltd.	481,938
6,788	Tiger Brands Ltd.	193,304
7,382	Tongaat Hulett Ltd.	66,737
24,146	Trencor Ltd.	51,394
58,341	Truworths International Ltd.	309,147
48,096	Tsogo Sun Holdings Ltd.	109,185
3,138	Wilson Bayly Holmes-Ovcon Ltd.	35,374
		23,777,049
SOUTH KOREA — 1.0%
923	Able C&C Co. Ltd.	16,899
4,160	Aekyung Petrochemical Co. Ltd.	43,263

40

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SOUTH KOREA (continued)
1,398	AfreecaTV Co. Ltd.	$30,666
821	AJ Rent A Car Co. Ltd.(b)	7,089
1,228	AK Holdings, Inc.	66,109
1,630	Amotech Co. Ltd.(b)	24,644
61	Asia Cement Co. Ltd.	3,924
299	ASIA Holdings Co. Ltd.	26,261
612	Asia Paper Manufacturing Co. Ltd.(b)	10,430
12,631	Asiana Airlines, Inc.(b)	50,999
2,934	Baiksan Co. Ltd.	22,821
1,005	Binggrae Co. Ltd.	54,806
642	Bioland Ltd.	10,352
104,993	BNK Financial Group, Inc.	852,423
666	Boryung Pharmaceutical Co. Ltd.	33,176
1,745	Bukwang Pharmaceutical Co. Ltd.	38,125
2,010	Byucksan Corp.	8,660
3,199	Chabiotech Co. Ltd.(b)	38,581
7,205	Cheil Worldwide, Inc.	106,729
190	Chongkundang Holdings Corp.	11,026
73	Chosun Refractories Co. Ltd.	5,869
1,161	CJ CGV Co. Ltd.	68,792
1,614	CJ CheilJedang Corp.	492,981
4,840	CJ E&M Corp.	295,666
160	CJ Freshway Corp.	5,495
2,306	CJ Hellovision Co. Ltd.	16,485
725	CJ Korea Express Corp.(b)	127,354
331	CJ O Shopping Co. Ltd.	46,891
930	CKD Bio Corp.	18,165
7,404	Com2uSCorp(b)	614,708
270	Cosmax BTI, Inc.	9,509
750	Crown Confectionery Co. Ltd.	20,483
2,318	Crucialtec Co. Ltd.(b)	16,227
252	Cuckoo Electronics Co. Ltd.	29,071
2,180	Dae Dong Industrial Co. Ltd.	12,879
16,020	Dae Won Kang Up Co. Ltd.	72,382
8,001	Daeduck Electronics Co.	52,652
5,167	Daeduck GDS Co. Ltd.	53,736
2,409	Daehan Steel Co. Ltd.	19,600
3,830	Dae-Il Corp.(b)	33,472
9,113	Daelim Industrial Co. Ltd.	650,673
3,143	Daeryuk Can Co. Ltd.	18,239
3,639	Daesang Corp.	85,708
3,927	Daesang Holdings Co. Ltd.	35,864
2,180	Daesung Holdings Co. Ltd.	17,585
3,074	Daewon San Up Co. Ltd.	22,190
18,818	Daewoo Engineering & Construction Co. Ltd.(b)	104,101
33,769	Daewoo Securities Co. Ltd.	228,717
9,121	Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)(c)(d)	35,711
496	Daewoong Co. Ltd.	19,073
513	Daewoong Pharmaceutical Co. Ltd.	30,621
7,916	Daishin Securities Co. Ltd.	72,986
Shares		Value
SOUTH KOREA (continued)
1,845	Dasan Networks, Inc.(b)	$10,932
3,650	Dayou Automotive Seat Technology Co. Ltd.	5,263
39,722	DGB Financial Group, Inc.	333,259
1,248	Dio Corp(b)	49,789
2,359	Dong Ah Tire & Rubber Co. Ltd.	49,685
456	Dong-A Socio Holdings Co. Ltd.	57,785
144	Dong-A ST Co. Ltd.	10,810
1,950	Dong-Ah Geological Engineering Co. Ltd.	14,059
3,534	Dongbu HiTek Co. Ltd.(b)	52,659
49,137	Dongbu Insurance Co. Ltd.	3,053,215
905	Dongbu Securities Co. Ltd.(b)	2,626
791	Dong-IL Corp.	41,961
288	Dongil Industries Co. Ltd.	18,248
10,139	Dongjin Semichem Co. Ltd.	74,520
665	DongKook Pharmaceutical Co. Ltd.	30,511
4,404	Dongkuk Industries Co. Ltd.	19,052
10,327	Dongkuk Steel Mill Co. Ltd.(b)	73,826
694	Dongkuk Structures & Construction Co. Ltd.	5,016
3,480	Dongsuh Cos., Inc.	82,571
9,440	DONGSUNG Corp.	53,295
767	Dongwha Enterprise Co. Ltd.(b)	23,394
1,969	Dongwha Pharmaceutical Co. Ltd.	13,388
210	Dongwon F&B Co. Ltd.	36,981
267	Dongwon Industries Co. Ltd.	71,869
376	Dongwon Systems Corp.	18,369
221	Dongyang E&P, Inc.	2,588
2,018	Doosan Corp.	180,769
10,689	Doosan Heavy Industries & Construction Co. Ltd.	244,747
29,204	Doosan Infracore Co. Ltd.(b)	176,870
2,532	DRB Holding Co. Ltd.	28,324
1,797	Duzon Bizon Co. Ltd.	35,100
2,090	DY Corp.	11,452
190	e Tec E&C Ltd.	16,322
153	E1 Corp.	8,130
1,441	Eagon Industrial Ltd.	14,294
17,017	Easy Bio, Inc.	89,974
5,009	e-LITECOM Co. Ltd.	42,550
5,176	E-Mart Co. Ltd.	735,067
2,121	EM-Tech Co. Ltd.(b)	19,092
305	Eo Technics Co. Ltd.	16,793
10,985	Eugene Corp.	44,257
20,861	Eugene Investment & Securities Co. Ltd.(b)	43,937
3,243	Eugene Technology Co. Ltd.	55,125
4,964	Eusu Holdings Co. Ltd.	27,157
3,297	EVERDIGM Corp.	26,307
656	Fila Korea Ltd.	49,992
520	Gaon Cable Co. Ltd.	9,180

41

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SOUTH KOREA (continued)
2,787	Global Display Co. Ltd.(b)	$8,196
237	Golfzon Co. Ltd.	13,960
3,423	Grand Korea Leisure Co. Ltd.	64,915
289	Green Cross Corp.	35,233
2,348	Green Cross Holdings Corp.	45,554
9,764	GS Engineering & Construction Corp.(b)	228,687
15,652	GS Global Corp.(b)	36,591
33,998	GS Holdings Corp.	1,518,285
4,367	GS Retail Co. Ltd.	186,244
2,130	Halla Corp.(b)	8,563
1,748	Halla Holdings Corp.	103,727
4,637	Han Kuk Carbon Co. Ltd.	24,720
3,827	Hana Micron, Inc.	17,124
717	Hana Tour Service, Inc.	40,416
2,251	Hancom, Inc.	34,722
174	Handok, Inc.	3,452
1,621	Handsome Co. Ltd.	57,516
1,474	Hanil Cement Co. Ltd.	95,841
2,710	Hanjin Heavy Industries & Construction Holdings Co. Ltd.(b)	12,315
2,205	Hanjin Kal Corp.	32,567
1,870	Hanjin Transportation Co. Ltd.	48,129
90	Hankook Shell Oil Co. Ltd.	34,686
680	Hankuk Paper Manufacturing Co. Ltd.	17,264
1,523	Hanmi Semiconductor Co. Ltd.	18,434
956	Hansae Co. Ltd.	21,138
1,879	Hansae Yes24 Holdings Co. Ltd.	17,242
143	Hanshin Construction Co. Ltd.(b)	2,225
1,840	Hansol Chemical Co. Ltd.	133,146
11,098	Hansol Holdings Co. Ltd.(b)	62,364
6,958	Hansol HomeDeco Co. Ltd.(b)	10,641
387	Hansol Logistics Co. Ltd.	910
1,411	Hansol Paper Co. Ltd.	25,032
1,271	Hansol Technics Co. Ltd.(b)	16,828
662	Hanssem Co. Ltd.	102,692
20,200	Hanwha Chemical Corp.	477,527
18,918	Hanwha Corp.	617,511
3,335	Hanwha Corp. Pref Share(b)	55,085
195	Hanwha Galleria Timeworld Co. Ltd.	6,706
11,354	Hanwha General Insurance Co. Ltd.	75,313
17,063	Hanwha Investment & Securities Co. Ltd.(b)	33,403
1,369	Hanwha Techwin Co. Ltd.	76,331
3,343	Hanyang Eng Co. Ltd.	36,373
1,616	Hanyang Securities Co. Ltd.	10,507
4,708	Harim Holdings Co. Ltd.(b)	16,479
16,835	Heung-A Shipping Co. Ltd.	24,717
70,813	Hite Jinro Co. Ltd.	1,361,491
2,043	Hite Jinro Holdings Co. Ltd.	21,336
Shares		Value
SOUTH KOREA (continued)
3,259	HMC Investment Securities Co. Ltd.	$27,200
1,641	Homecast Co. Ltd.(b)	26,603
3,323	Hotel Shilla Co. Ltd.	166,404
5,644	HS Industries Co. Ltd.	47,894
700	HS R&A Co. Ltd.	19,943
4,768	Huchems Fine Chemical Corp.	98,548
2,950	Humax Co. Ltd.	37,640
617	Huons Co. Ltd.(b)	31,705
575	Huons Global Co. Ltd.	21,633
6,850	Huvis Corp.	42,923
106,753	Huvitz Co. Ltd.	1,142,866
4,721	Hwa Shin Co. Ltd.	28,386
1,748	Hwasung Industrial Co. Ltd.	19,248
1,254	Hy-Lok Corp.	24,987
7,624	Hyosung Corp.	892,826
3,447	Hyundai BNG Steel Co. Ltd.(b)	34,643
1,266	Hyundai C&F, Inc.	17,813
1,840	Hyundai Corp.	33,769
3,354	Hyundai Department Store Co. Ltd.	344,413
11,399	Hyundai Development Co-Engineering & Construction	483,156
1,811	Hyundai Elevator Co. Ltd.(b)	88,631
26,096	Hyundai Engineering & Construction Co. Ltd.	945,317
4,090	Hyundai Engineering Plastics Co. Ltd.	32,277
3,301	Hyundai Greenfood Co. Ltd.	48,321
704	Hyundai Home Shopping Network Corp.	69,831
12,260	Hyundai Hy Communications & Network Co. Ltd.	39,643
755	Hyundai Livart Furniture Co. Ltd.	16,331
27,209	Hyundai Marine & Fire Insurance Co. Ltd.	840,584
4,968	Hyundai Wia Corp.	341,692
13,395	IHQ Inc.(b)	23,179
252	Il Dong Pharmaceutical Co. Ltd.	6,012
625	Il Dong Pharmaceutical Co. Ltd. New(b)	9,613
2,212	Iljin Electric Co. Ltd.	8,989
2,696	Iljin Holdings Co. Ltd.	13,783
403	Ilshin Spinning Co. Ltd.	45,785
3,555	iMarketKorea, Inc.	39,768
1,599	InBody Co. Ltd.	46,185
319	Innocean Worldwide Inc.	19,320
4,561	Innox Corp.(b)	73,143
680	Intelligent Digital Integrated Security Co. Ltd.	6,359
1,997	Interflex Co. Ltd.(b)	28,448
13,496	Interpark Holdings Corp.	58,914
1,551	IS Dongseo Co. Ltd.	67,096
15,507	IsuPetasys Co. Ltd.	56,580

42

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SOUTH KOREA (continued)
17,236	JB Financial Group Co. Ltd.	$89,475
666	Jeil Pharmaceutical Co.	39,404
2,861	Jusung Engineering Co. Ltd.(b)	23,653
1,210	JW Pharmaceutical Corp.	52,027
2,895	Kaon Media Co. Ltd.	26,312
5,374	KB Capital Co. Ltd.	123,284
4,264	KB Financial Group, Inc.	157,629
11,141	KB Insurance Co. Ltd.	281,872
1,853	KC Green Holdings Co. Ltd.	14,008
2,112	KC Tech Co. Ltd.	25,656
2,519	KEPCO Plant Service & Engineering Co. Ltd.	120,859
1,633	Keyang Electric Machinery Co. Ltd.	7,129
2,361	KG Chemical Corp.	28,887
2,369	KH Vatec Co. Ltd.	26,086
585	KISCO Corp.	19,223
354	KISCO Holdings Co. Ltd.	19,026
2,233	Kishin Corp.	10,362
2,418	KISWIRE Ltd.	82,414
3,098	KIWOOM Securities Co. Ltd.	180,045
9,767	Koentec Co. Ltd.	23,559
1,319	Koh Young Technology, Inc.	51,642
193,971	Kolao Holdings	1,491,759
1,491	Kolon Corp.	66,325
3,413	Kolon Industries, Inc.	221,916
1,632	KONA I Co. Ltd.	17,044
3,069	Korea Circuit Co. Ltd.	21,591
1,343	Korea Electric Terminal Co. Ltd.	83,919
820	Korea Export Packaging Industrial Co. Ltd.	13,222
1,060	Korea Flange Co. Ltd.(b)	13,432
1,290	Korea Gas Corp.	52,254
15,405	Korea Investment Holdings Co. Ltd.	553,328
1,694	Korea Kolmar Co. Ltd.	120,656
602	Korea Kolmar Holdings Co. Ltd.	15,415
2,929	Korea Line Corp.(b)	46,204
668	Korea PetroChemical Ind Co. Ltd.	119,385
1,632	Korea United Pharm, Inc.	23,961
7,494	Korean Air Lines Co. Ltd.(b)	209,577
21,897	Korean Reinsurance Co.	225,811
2,714	Kortek Corp.	33,325
787	KPX Chemical Co. Ltd.	43,468
2,960	KT Hitel Co. Ltd.(b)	19,065
1,874	KT Skylife Co. Ltd.	29,234
1,913	Kukdo Chemical Co. Ltd.	90,614
1,801	Kumho Industrial Co. Ltd.(b)	15,079
3,137	Kumho Petrochemical Co. Ltd.	192,182
7,068	Kumho Tire Co., Inc.(b)	63,314
865	Kumkang Kind Co. Ltd.	34,396
5,317	Kwang Dong Pharmaceutical Co. Ltd.	38,428
4,902	Kyobo Securities Co. Ltd.	39,841
Shares		Value
SOUTH KOREA (continued)
597	Kyung Dong Navien Co. Ltd.	$30,626
2,000	Kyungbang Ltd.	31,636
5,351	Kyungchang Industrial Co. Ltd.	23,476
1,746	Kyungdong Pharm Co. Ltd.	27,390
2,833	Kyung-In Synthetic Corp.	11,389
2,193	Leadcorp Inc (The)	15,236
975	Leaders Cosmetics Co. Ltd.(b)	16,871
1,856	LEENO Industrial, Inc.	69,747
4,166	LF Corp.	79,006
1,071	LG Hausys Ltd.	88,638
3,281	LG Innotek Co. Ltd.	223,656
6,921	LG International Corp.	168,451
695	LG Life Sciences Ltd.(b)	37,779
71,227	LG Uplus Corp.	734,524
2,359	Lock & Lock Co. Ltd.	27,626
558	Loen Entertainment, Inc.(b)	32,868
319	Lotte Chilsung Beverage Co. Ltd.	429,329
167	Lotte Confectionary Co. Ltd.	28,022
1,316	LOTTE Fine Chemical Co. Ltd.	33,353
97	Lotte Food Co. Ltd.	58,577
2,017	LOTTE Himart Co. Ltd.	77,824
7,921	Lotte Non-Life Insurance Co. Ltd.(b)	18,829
3,061	LS Corp.	146,864
3,687	LS Industrial Systems Co. Ltd.	126,149
16,340	Macquarie Korea Infrastructure Fund	125,808
1,072	Maeil Dairy Industry Co. Ltd.	31,759
1,025	Mando Corp.	240,518
7,032	Medy-Tox, Inc.	2,499,994
450	MegaStudyEdu Co. Ltd.	18,602
5,349	Meritz Financial Group, Inc.	52,590
20,522	Meritz Fire & Marine Insurance Co. Ltd.	286,062
135,059	Meritz Securities Co. Ltd.	401,902
44	Mi Chang Oil Industrial Co. Ltd.	3,384
19,450	Mirae Asset Securities Co. Ltd.	385,005
3,838	MK Electron Co. Ltd.	28,175
9,910	Moorim P&P Co. Ltd.	35,336
1,053	Muhak Co. Ltd.	20,936
2,496	Namhae Chemical Corp.	17,778
16,035	Namsun Aluminum Co. Ltd.(b)	16,536
29	Namyang Dairy Products Co. Ltd.	17,082
1,538	Neowiz Games Corp.(b)	14,516
3,444	NEPES Corp.	21,219
23,030	Nexen Corp.	160,812
6,177	Nexen Tire Corp.	70,988
18,756	NH Investment & Securities Co. Ltd.	165,554
1,316	NHN KCP Corp.	19,667
3,490	NICE Holdings Co. Ltd.	51,393
574	NICE Information & Telecommunication Inc.	18,360

43

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SOUTH KOREA (continued)
5,313	NICE Information Service Co. Ltd.	$35,567
3,081	NK Co. Ltd.(b)	12,965
449	Nong Shim Holdings Co. Ltd.	39,632
280	NongShim Co. Ltd.	70,474
454	Noroo Holdings Co. Ltd.	6,626
2,740	NPC	15,086
22,824	Nutribiotech Co. Ltd.(b)	1,300,524
3,910	OCI Co. Ltd.(b)	309,246
1,723	Osstem Implant Co. Ltd.(b)	82,066
131	Ottogi Corp.	75,331
26,773	Pan Ocean Co. Ltd.(b)	84,349
2,944	Pan-Pacific Co. Ltd.	7,551
1,991	PaperCorea, Inc.(b)	1,007
5,040	Paradise Co. Ltd.	57,260
4,829	Partron Co. Ltd.	37,771
9,216	Poongsan Corp.	280,286
3,440	POSCO Chemtech Co. Ltd.	35,775
13,431	Posco Daewoo Corp.	292,859
9,753	Posco ICT Co. Ltd.(b)	48,840
601	Posco M-Tech Co. Ltd.	1,418
5,547	Power Logics Co. Ltd.(b)	17,985
180	Pulmuone Co. Ltd.	18,641
134,562	Pyeong Hwa Automotive Co. Ltd.(d)	1,375,902
3,651	S&T Dynamics Co. Ltd.	29,546
3,341	S&T Holdings Co. Ltd.	43,797
1,631	S&T Motiv Co. Ltd.	58,298
61,232	S-1 Corp.	4,949,932
481	Sajo Industries Co. Ltd.(b)	26,273
422	Sam Yung Trading Co. Ltd.	6,491
163	Samchully Co. Ltd.	13,903
1,716	SAMHWA Paints Industrial Co. Ltd.	16,796
5,492	Samick Musical Instruments Co. Ltd.	11,039
4,310	Samick THK Co. Ltd.	39,550
2,001	Samjin Pharmaceutical Co. Ltd.	55,260
250	Samkwang Glass Co. Ltd.	13,109
217	Samlip General Foods Co. Ltd.	32,334
1,914	Sammok S-Form Co. Ltd.	23,083
13,987	Samsung Electro-Mechanics Co. Ltd.	575,738
7,710	Samsung Engineering Co. Ltd.(b)	63,809
19,123	Samsung Heavy Industries Co. Ltd.(b)	162,945
10,766	Samsung Securities Co. Ltd.	325,073
87	Samyang Corp.	7,831
653	Samyang Holdings Corp.	71,335
85	Samyang Tongsang Co. Ltd.	3,655
10,570	Savezone I&C Corp.	50,806
5,185	SBS Media Holdings Co. Ltd.	12,937
7,130	Seah Besteel Corp.	144,563
485	SeAH Holdings Corp.	50,863
1,408	SeAH Steel Corp.	85,766
Shares		Value
SOUTH KOREA (continued)
2,045	Sebang Co. Ltd.	$26,897
2,530	Sebang Global Battery Co. Ltd.	82,030
69,164	Seegene, Inc.(b)	1,831,478
5,490	Sejong Industrial Co. Ltd.	49,418
1,680	Sekonix Co. Ltd.	18,867
877	Seobu T&D(b)	15,252
17,654	Seohan Co. Ltd.	32,323
23,722	Seohee Construction Co. Ltd.(b)	31,512
5,420	Seoul Semiconductor Co. Ltd.	64,893
502	Seowonintech Co. Ltd.	4,782
3,879	Seoyon Co. Ltd.	37,629
3,253	Sewon Cellontech Co. Ltd.(b)	8,301
1,290	SFA Engineering Corp.	65,275
11,028	SFA Semicon Co. Ltd.(b)	21,299
3,125	Shin Poong Pharmaceutical Co. Ltd.(b)	16,632
2,335	Shinsegae Co. Ltd.	379,559
176	Shinsegae International, Inc.	12,044
5,073	Shinsung Solar Energy Co. Ltd.(b)	11,505
22,990	Shinsung Tongsang Co. Ltd.(b)	24,512
2,106	Shinwha Intertek Corp.(b)	6,064
15,480	Shinwon Corp.(b)	22,187
2,111	Silicon Works Co. Ltd.	49,350
1,760	SIMPAC, Inc.	7,537
1,888	SJM Co. Ltd.	10,147
2,206	SK Chemicals Co. Ltd.	115,288
1,906	SK Gas Ltd.	160,076
537	SK Materials Co. Ltd.	73,211
16,645	SK Networks Co. Ltd.	94,844
39,972	SK Securities Co. Ltd.(b)	36,330
10,160	SKC Co. Ltd.	240,182
2,927	SL Corp.	39,010
1,102	SM Entertainment Co.(b)	26,292
3,825	Songwon Industrial Co. Ltd.	58,666
2,204	Soulbrain Co. Ltd.	120,192
5,736	Ssangyong Cement Industrial Co. Ltd.(b)	80,457
1,402	Suheung Co. Ltd.	48,459
4,811	Sung Kwang Bend Co. Ltd.	39,606
3,790	Sungchang Enterprise Holdings Ltd.	10,102
5,826	Sungshin Cement Co. Ltd.(b)	38,747
11,189	Sungwoo Hitech Co. Ltd.	75,099
214	Sunjin Co. Ltd.	4,919
73	Suprema HQ, Inc.(b)	521
67	Suprema, Inc.(b)	1,394
6,520	Tae Kyung Industrial Co. Ltd.	27,607
182	Taekwang Industrial Co. Ltd.	133,448
10,606	Taeyoung Engineering & Construction Co. Ltd.(b)	45,186
10,109	Tailim Packaging Industrial Co. Ltd.	27,034
1,541	TBH Global Co. Ltd. (The)(b)	11,124
1,795	Texcell-Netcom Co. Ltd.(b)	9,883

44

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SOUTH KOREA (continued)
16,250	TK Chemical Corp.(b)	$27,409
3,460	TK Corp.	25,581
16,256	Tongyang Life Insurance Co. Ltd.	170,480
13,826	Tongyang, Inc.	38,847
3,450	Tovis Co. Ltd.	25,357
1,049	TS Corp.	22,048
470	Uju Electronics Co. Ltd.	6,141
1,935	Unid Co. Ltd.	78,973
740	Value Added Technologies Co. Ltd.	20,339
719	Vieworks Co. Ltd.	38,644
1,340	Visang Education, Inc.	17,625
1,916	Webzen Inc(b)	28,801
1,638	Whanin Pharmaceutical Co. Ltd.	20,900
3,358	Wonik Holdings Corp.(b)	19,075
3,533	Wonik IPS Co. Ltd.(b)	71,941
5,253	Woongjin Thinkbig Co. Ltd.(b)	43,750
4,055	Y G-1 Co. Ltd.	32,071
1,080	YESCO Co. Ltd.	35,583
1,004	YG Entertainment, Inc.	25,709
9,270	Yoosung Enterprise Co. Ltd.	32,730
1,618	Yoosung T&S Co. Ltd.	8,230
2,084	Youlchon Chemical Co. Ltd.	24,678
191	Young Poong Corp.	166,087
4,549	Youngone Corp.	127,813
1,498	Youngone Holdings Co. Ltd.	75,407
454	Yuhan Corp.	83,321
		52,468,259
SPAIN — 0.3%
13,281	Acciona SA	1,010,928
12,680	Acerinox SA	156,177
56,469	ACS Actividades de Construccion y Servicios SA	1,731,356
18,012	Almirall SA	259,221
33,799	Applus Services SA	324,726
811,144	Banco de Sabadell SA	1,085,443
659	Banco Popular Espanol SA	723
55,114	Bankia SA	48,522
143,492	Bankinter SA	1,098,538
895	Baron de Ley(b)	101,295
4,515	Bolsas y Mercados Espanoles SHMSF SA	136,647
20,024	Caja de Ahorros del Mediterraneo(b)(c)(d)	0
5,702	Cementos Portland Valderrivas SA(b)	39,059
485	Cia de Distribucion Integral Logista Holdings SA	10,771
14,653	Cie Automotive SA	302,245
452	Construcciones y Auxiliar de Ferrocarriles SA	170,340
44,724	Distribuidora Internacional de Alimentacion SA	239,441
25,642	Ebro Foods SA	553,402
Shares		Value
SPAIN (continued)
88,525	EDP Renovaveis SA	$668,979
16,194	eDreams ODIGEO SA(b)	49,420
8,592	Elecnor SA	84,887
62,171	Enagas SA	1,784,699
34,719	Ence Energia y Celulosa SA	75,845
64,456	Ercros SA(b)	148,165
26,641	Faes Farma SA	97,826
9,353	Fluidra SA	44,663
31,022	Gamesa Corp. Tecnologica SA	717,700
16,692	Grupo Catalana Occidente SA	526,074
1,413	Iberpapel Gestion SA	30,976
9,566	Indra Sistemas SA(b)	118,505
6,773	Inmobiliaria Colonial SA	47,830
1,502	Laboratorios Farmaceuticos Rovi SA	20,281
1	Liberbank SA(b)	1
348,864	Mapfre SA	1,036,692
20,608	Mediaset Espana Comunicacion SA	230,184
20,767	Melia Hotels International SA	256,809
2,083	Miquel y Costas & Miquel SA	88,675
7,443	NH Hotel Group SA(b)	32,887
22,626	Papeles y Cartones de Europa SA	117,980
9,252	Pescanova SA(b)(c)(d)	0
9,982	Pharma Mar SA(b)	27,011
1,765	Prim SA	16,101
5,650	Promotora de Informaciones SA(b)	39,199
18,972	Prosegur Cia de Seguridad SA	137,872
28,335	Red Electrica Corp. SA	591,148
134,338	Sacyr SA(b)	307,180
861	Tecnicas Reunidas SA	32,292
41,405	Tubacex SA	123,176
13,858	Tubos Reunidos SA(b)	12,931
4,430	Vidrala SA	254,095
6,047	Viscofan SA	285,008
10,741	Zardoya Otis SA	90,673
		15,364,598
SWEDEN — 0.8%
154,954	AAK AB(d)	10,233,451
22,251	Acando AB	56,908
3,798	Addlife AB(b)	58,659
3,083	AddNode Group AB	19,627
12,158	AddTech AB - Class B	172,971
698,519	AF AB - B Shares(d)	12,799,266
2,072	Atrium Ljungberg AB - Class B	32,231
2,441	Avanza Bank Holding AB	92,293
13,583	Axfood AB	212,344
6,689	B&B Tools AB - Class B	148,856
4,948	Beijer Alma AB	114,221
2,816	Beijer Ref AB	65,940
8,862	Betsson AB	85,557
11,179	Bilia AB	266,722
79,471	BillerudKorsnas AB	1,305,724

45

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SWEDEN (continued)
2,484	BioGaia AB - Class B	$75,905
8,156	Biotage AB	39,551
24,317	Boliden AB	563,492
1,799	Bonava AB(b)	21,810
40,560	Bonava AB - Class B(b)	501,154
2,022	Bulten AB	20,260
19,231	Bure Equity AB	210,788
17,958	Byggmax Group AB	118,300
12,355	Castellum AB	167,430
1,272	Catena AB	18,554
7,218	Clas Ohlson AB - Class B	101,891
56,029	Cloetta AB - B Shares	198,505
14,299	Com Hem Holding AB	128,866
3,266	Dios Fastigheter AB	21,786
11,559	Doro AB(b)	73,586
12,044	Duni AB	160,348
1,810	Dustin Group AB	12,324
52,670	Elekta AB - Class B	456,890
622,171	Eltel AB	3,857,506
1,207	Enea AB	10,824
7,041	Fabege AB	118,959
2,223	Fagerhult AB	56,608
21,939	Fingerprint Cards AB(b)	212,537
4,295	Getinge AB - Class B	70,377
7,403	Granges AB	71,922
22,187	Gunnebo AB	102,925
3,932	Haldex AB	50,716
1,030	Hemfosa Fastigheter AB	9,693
49,658	Hexpol AB	408,220
5,834	HiQ International AB	36,333
440	HMS Networks AB	12,861
12,960	Holmen AB - Class B	443,663
4,434	Hufvudstaden AB - Class A	68,630
16,852	Husqvarna AB - Class A	126,593
123,031	Husqvarna AB - Class B	925,578
16,467	Indutrade AB	306,108
14,684	Intrum Justitia AB	452,771
2,751	Inwido AB	30,077
20,956	JM AB	603,473
28,301	KappAhl AB	147,581
4,979	KNOW IT AB	44,514
13,464	Kungsleden AB	84,968
8,118	Lagercrantz Group AB - B Shares	74,375
18,526	Lindab International AB	158,756
22,722	Loomis AB - Class B	646,530
5,649	Medivir AB - Class B(b)	41,435
9,858	Mekonomen AB	175,175
3,948	Modern Times Group MTG AB - Class B	106,304
4,122	MQ Holding AB	15,517
3,624	Munksjo Oyj	52,075
5,655	Mycronic AB	59,010
13,909	NCC AB - Class B	353,571
2,159	Nederman Holding AB	45,178
66,395	Net Insight AB - Class B(b)	49,619
Shares		Value
SWEDEN (continued)
29,286	Netent AB	$230,698
10,064	New Wave Group AB - Class B	55,712
41,644	Nibe Industrier AB - Class B	309,835
31,265	Nobia AB	272,422
8,614	Nolato AB - B Shares	247,009
16,154	Nordnet AB - Class B	66,353
77,713	Opus Group AB	57,217
117,641	Peab AB	998,343
12,951	Pricer AB - B Shares	13,550
649	Proact IT Group AB	10,006
12,271	Qliro Group AB(b)	12,703
2,630	Raysearch Laboratories AB	58,236
32,557	Rezidor Hotel Group AB	133,009
10,568	Saab AB - Class B	374,414
166	Sagax AB - Class B	1,466
48,567	SAS AB(b)	82,270
7,101	Scandi Standard AB	49,727
3,644	Sectra AB - B Shares	56,281
3,842	Semcon AB	19,907
7,282	SkiStar AB	112,066
31,885	SSAB - A Shares(b)	101,436
147,413	SSAB AB - B Shares(b)	391,613
50,676	SSAB AB - Class A(b)	160,632
98,446	SSAB AB - Class B(b)	261,370
13,628	Sweco AB - Class B	273,250
2,770	Systemair AB	35,498
11,101	Tele2 AB - B Shares	91,749
3,356	Transcom Worldwide AB	24,152
20,268	Trelleborg AB - Class B	353,876
2,479	Vitrolife AB	128,312
12,698	Wallenstam AB	97,778
1,693	Wihlborgs Fastigheter AB	32,802
		43,700,884
SWITZERLAND — 1.5%
7,763	AFG Arbonia-Forster Holding AG(b)	116,498
615,000	Allied World Assurance Co. Holdings AG	26,432,700
4,067	Allreal Holding AG	598,409
368	Alpiq Holding AG(b)	34,214
934	ALSO Holding AG	85,608
276	APG SGA SA	115,261
25,085	Aryzta AG	1,102,214
11,931	Ascom Holding AG	204,366
827	Autoneum Holding AG	218,962
83	Bachem Holding AG - Class B	7,398
30,200	Baloise Holding AG	3,717,205
640	Bank Coop AG	27,099
277	Banque Cantonale de Geneve	81,878
935	Banque Cantonale Vaudoise	587,239
486	Barry Callebaut AG	605,075
942	Basler Kantonalbank	63,781
1,131	Belimo Holding AG(d)	3,457,405
610	Bell AG	261,217
1,144	Berner Kantonalbank AG	207,632

46

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
SWITZERLAND (continued)
528	BKW AG	$24,571
2,740	Bobst Group SA	150,907
1,166	Bossard Holding AG(b)	166,142
2,624	Bucher Industries AG	583,111
18,581	Burckhardt Compression Holding AG	5,389,063
232	Burkhalter Holding AG	29,681
1,012	Calida Holding AG	35,180
36	Carlo Gavazzi Holding AG	8,877
2,014	Cembra Money Bank AG	153,968
178	Cham Paper Holding AG	56,662
200	Cicor Technologies(b)	4,982
40	Cie Financiere Tradition SA	3,169
117,388	Clariant AG	1,944,307
32,329	Coca-Cola HBC AG - CDI	698,821
638	Coltene Holding AG	45,486
140	Conzzeta AG	96,701
29,189	Daetwyler Holding AG	3,993,927
1,006	DKSH Holding AG	69,740
821	dorma+kaba Holding AG	570,398
1,559	Dufry AG(b)	189,686
844	Emmi AG	498,101
2,730	Energiedienst Holding AG	70,626
284	Feintool International Holding AG	33,062
46,077	Ferrexpo Plc(b)	56,680
6,395	Flughafen Zuerich AG	1,176,181
178	Forbo Holding AG	227,008
854	Galenica AG	856,114
47,446	GAM Holding AG	459,812
3,045	Gategroup Holding AG(b)	160,166
2,399	Georg Fischer AG	2,127,353
127	Gurit Holding AG	107,550
4,128	Helvetia Holdings AG	2,148,370
3,758	Highlight Communications AG(b)	21,534
201	HOCHDORF Holding AG	55,859
1,701	Huber & Suhner AG	99,012
5,293	Implenia AG	354,364
249	Inficon Holding AG	89,454
136	Interroll Holding AG	148,431
104	Intershop Holding AG	53,075
7,531	Julius Baer Group Ltd.	305,258
1	Jungfraubahn Holding AG	94
1,015	Kardex AG	86,776
1,169	Komax Holding AG	281,751
19,796	Kudelski SA(b)	341,086
144	LEM Holding SA	160,800
13,174	Logitech International SA	318,849
10,301	Lonza Group AG	1,944,547
989	Luzerner Kantonalbank AG	384,286
275	MCH Group AG	18,481
74	Metall Zug AG - Class B	237,805
1,111	Meyer Burger Technology AG(b)	3,638
1,603	Mobilezone Holding AG	23,813
Shares		Value
SWITZERLAND (continued)
1,904	Mobimo Holding AG	$458,130
111,727	OC Oerlikon Corp AG(b)	1,051,163
1,320	Orascom Development Holding AG(b)	7,897
3,404	Oriflame Holding AG(b)	125,160
1,832	Orior AG	148,108
1,572	Panalpina Welttransport Holding AG	204,135
879	Partners Group Holding AG	445,030
208	Phoenix Mecano AG	106,359
140	Plazza AG	33,276
1,688	PSP Swiss Property AG	150,966
1,315	Rieter Holding AG	250,097
154	Romande Energie Holding SA	189,553
23	Schaffner Holding AG	5,474
125,129	Schmolz & Bickenbach AG(b)	82,193
225	Schweiter Technologies AG	242,383
763	Siegfried Holding AG	156,910
1,983	Sonova Holding AG	265,923
763	St. Galler Kantonalbank AG	286,255
258,092	STMicroelectronics NV	2,461,217
1,057	Straumann Holding AG	396,822
4,456	Sulzer AG	439,048
858	Sunrise Communications Group AG	58,613
8,673	Swiss Life Holding AG	2,296,323
896	Swissquote Group Holding SA	25,489
953	Tamedia AG	155,535
717	Tecan Group AG	118,105
4,539	Temenos Group AG	292,876
24,389	U-Blox AG	4,608,906
4,427	Valiant Holding AG	419,862
1,601	Valora Holding AG	465,553
457	Vaudoise Assurances Holding SA	222,369
42	Vetropack Holding AG	68,716
7,402	Vontobel Holding AG	362,414
60	VZ Holding AG	17,766
679	Walter Meier AG	24,702
1,680	Wizz Air Holdings Plc(b)	31,071
272	Ypsomed Holding AG	51,951
3,383	Zehnder Group AG(b)	140,681
52	Zug Estates Holding AG - B Shares	86,864
31	Zuger Kantonalbank AG	154,851
		82,098,222
TAIWAN — 0.8%
53,000	AcBel Polytech, Inc.	39,300
32,000	Accton Technology Corp.	51,107
302,878	Acer, Inc.	139,166
64,765	Achem Technology Corp.	22,165
9,000	Actron Technology Corp.	29,518
9,998	Adlink Technology, Inc.	19,389
59,464	Advancetek Enterprise Co. Ltd.	33,918
246,694	Airtac International Group	1,966,047

47

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TAIWAN (continued)
25,572	Alltek Technology Corp.	$20,461
2,000	Alpha Networks, Inc.	1,153
29,050	Altek Corp.	20,804
44,000	Ambassador Hotel (The)	34,439
18,000	AMPOC Far-East Co. Ltd.	14,374
24,139	Anpec Electronics Corp.	21,991
42,000	APCB, Inc.(b)	29,746
165,872	Ardentec Corp.	123,783
63,427	Arima Communications Corp.(b)	9,909
83,000	Asia Cement Corp.	72,460
54,000	Asia Optical Co., Inc.(b)	49,795
59,100	Asia Vital Components Co. Ltd.	44,291
11,000	Aten International Co. Ltd.	27,642
118,000	AU Optronics Corp.	44,870
27,800	Audix Corp.	32,110
12,000	Aurora Corp.	19,393
46,278	Bank of Kaohsiung Co. Ltd.	12,978
360,350	BES Engineering Corp.	61,433
1,000	Boardtek Electronics Corp.	992
13,000	C Sun Manufacturing Ltd.(b)	6,571
145,781	Capital Securities Corp.	36,494
69,000	Career Technology Manufacturing Co. Ltd.	44,058
29,000	Casetek Holdings Ltd.	93,274
104,300	Cathay Real Estate Development Co. Ltd.	53,542
19,760	Central Reinsurance Co. Ltd.	8,641
141,000	Chailease Holding Co. Ltd.	243,955
26,000	ChainQui Construction Development Co. Ltd.	15,407
87,000	Champion Building Materials Co. Ltd.(b)	19,160
1,730	Chang Wah Electromaterials, Inc.	8,141
46,185	Charoen Pokphand Enterprise	65,785
7,000	Chaun-Choung Technology Corp.	30,944
13,000	CHC Resources Corp.	22,122
731,920	Cheng Loong Corp.	265,562
110,797	Cheng Uei Precision Industry Co. Ltd.	135,698
100,024	Chicony Electronics Co. Ltd.	256,102
48,120	Chien Kuo Construction Co. Ltd.	12,915
11,164	Chilisin Electronics Corp.	24,445
671,744	China Airlines Ltd.	203,285
18,000	China Chemical & Pharmaceutical Co. Ltd.	10,153
11,000	China Ecotek Corp.	15,686
71,305	China General Plastics Corp.	57,166
555,472	China Life Insurance Co. Ltd.	513,095
63,077	China Metal Products	62,262
12,114	China Steel Chemical Corp.	41,650
37,000	China Steel Structure Co. Ltd.	25,677
202,321	China Synthetic Rubber Corp.	158,997
44,800	China Wire & Cable Co. Ltd.	21,436
Shares		Value
TAIWAN (continued)
42,883	Chin-Poon Industrial Co. Ltd.	$82,213
99,000	Chipbond Technology Corp.	136,936
12,751	Chipmos Technologies, Inc.(b)	11,374
12,000	Chong Hong Construction Co. Ltd.	19,697
35,876	Chroma ATE, Inc.	91,061
64,000	Chun Yu Works & Co. Ltd.	26,365
112,779	Chun Yuan Steel	38,597
77,779	Chung Hwa Pulp Corp.	22,059
69,125	Chung-Hsin Electric & Machinery Manufacturing Corp.	38,771
228,000	Chunghwa Picture Tubes Ltd.(b)	11,199
4,000	Cleanaway Co. Ltd.	21,294
51,348	Clevo Co.	47,024
175,000	CMC Magnetics Corp.(b)	20,629
30,034	CoAsia Microelectronics Corp.	12,991
940,000	Compal Electronics, Inc.	559,994
366,000	Compeq Manufacturing Co. Ltd.	193,105
51,000	Concord Securities Co. Ltd.	10,020
115,873	Continental Holdings Corp.	37,820
177,200	Coretronic Corp.	183,615
50,000	Coxon Precise Industrial Co. Ltd.	47,770
84,838	CTCI Corp.	124,606
2,900	Cub Elecparts, Inc.	26,650
6,000	Cyberpower Systems, Inc.	17,188
36,000	CyberTAN Technology, Inc.	21,561
76,000	DA CIN Construction Co. Ltd.	45,517
15,833	Da-Li Development Co. Ltd.	9,959
42,000	Darfon Electronics Corp.	24,622
66,201	Delpha Construction Co. Ltd.	27,796
24,000	Depo Auto Parts Industrial Co. Ltd.	74,987
7,000	DFI, Inc.	10,692
65,904	D-Link Corp.	21,197
20,183	Dynamic Electronics Co. Ltd.(b)	5,967
18,000	Dynapack International Technology Corp.	23,557
54,000	E Ink Holdings, Inc.	45,859
63,675	Eastern Media International Corp.(b)	15,153
11,000	Eclat Textile Co. Ltd.	125,137
14,895	Edom Technology Co. Ltd.	8,307
34,320	Elan Microelectronics Corp.	38,880
14,000	E-LIFE MALL Corp.	26,796
17,280	Elite Advanced Laser Corp.	62,971
43,967	Elite Material Co. Ltd.	122,744
14,000	Elite Semiconductor Memory Technology, Inc.	14,928
96,489	Elitegroup Computer Systems Co. Ltd.	41,277
9,000	eMemory Technology, Inc.	95,540
8,819	ENG Electric Co. Ltd.	4,667

48

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TAIWAN (continued)
133,000	EnTie Commercial Bank Co. Ltd.	$50,785
75,015	Epistar Corp.(b)	51,107
114,270	Eternal Materials Co. Ltd.	120,580
28,000	E-Ton Solar Tech Co. Ltd.(b)	8,695
497,985	Eva Airways Corp.	239,860
40,000	Everest Textile Co. Ltd.	20,978
99,000	Evergreen International Storage & Transport Corp.	40,155
297,138	Evergreen Marine Corp. Taiwan Ltd.(b)	111,106
65,342	Everlight Chemical Industrial Corp.	41,411
75,643	Everlight Electronics Co. Ltd.	114,217
10,373	Excelsior Medical Co. Ltd.	14,824
215,062	Far Eastern Department Stores Ltd.	114,150
701,846	Far Eastern International Bank	199,717
478	Faraday Technology Corp.	476
43,000	Farglory F T Z Investment Holding Co. Ltd.(b)	18,736
33,000	Farglory Land Development Co. Ltd.	37,959
159,255	Federal Corp.	68,128
75,320	Feng Hsin Steel Co. Ltd.	100,005
6,720	Feng TAY Enterprise Co. Ltd.	28,109
66,778	First Hotel	34,915
61,000	First Insurance Co. Ltd. (The)(b)	21,843
59,000	First Steamship Co. Ltd.(b)	13,386
32,594	FLEXium Interconnect, Inc.	92,853
9,955	Flytech Technology Co. Ltd.	32,807
20,000	Focaltech Systems Co. Ltd.	21,675
71,000	Forhouse Corp.	27,448
48,000	Formosa Advanced Technologies Co. Ltd.	33,615
9,764	Formosa International Hotels Corp.	54,764
31,203	Formosa Oilseed Processing Co. Ltd.	51,416
54,900	Formosan Rubber Group, Inc.	25,573
73,628	Formosan Union Chemical	39,430
33,000	Fortune Electric Co. Ltd.	18,143
58,210	Founding Construction & Development Co. Ltd.	29,790
90,321	Froch Enterprise Co. Ltd.(b)	27,448
7,518	FSP Technology, Inc.	5,741
20,000	Fulltech Fiber Glass Corp.	8,271
105,412	Fwusow Industry Co. Ltd.	51,608
27,000	Gemtek Technology Corp.	15,572
7,000	Genius Electronic Optical Co. Ltd.(b)	11,180
7,610	GeoVision, Inc.	11,454
77,000	Getac Technology Corp.	100,040
13,000	Giant Manufacturing Co. Ltd.	92,070
58,781	Gigabyte Technology Co. Ltd.	77,394
2,400	Gigasolar Materials Corp.	30,307
Shares		Value
TAIWAN (continued)
81,000	Gigastorage Corp.(b)	$58,265
303,000	Ginko International Co. Ltd.	2,827,648
86,474	Gintech Energy Corp.(b)	61,929
26,000	Global Brands Manufacture Ltd.(b)	8,980
12,000	Global Lighting Technologies, Inc.	25,705
6,000	Global Unichip Corp.	15,305
76,650	Globe Union Industrial Corp.	37,769
48,880	Gloria Material Technology Corp.	26,177
164,770	Gold Circuit Electronics Ltd.(b)	55,606
370,852	Goldsun Building Materials Co. Ltd.	85,552
7,350	Gourmet Master Co. Ltd.	65,913
344,000	Grand Pacific Petrochemical	192,398
12,000	Grape King Bio Ltd.	100,768
59,000	Great China Metal Industry	43,375
40,000	Great Taipei Gas Co. Ltd.	30,104
127,946	Great Wall Enterprise Co. Ltd.	116,563
27,000	GTM Holdings Corp.(b)	12,919
35,000	Hannstar Board Corp.	16,858
333,000	HannStar Display Corp.(b)	83,468
30,300	Harvatek Corp.(b)	8,997
110,000	Hey Song Corp.	112,588
66,666	Highwealth Construction Corp.	98,761
7,000	Hiroca Holdings Ltd.	24,400
3,620	Hitron Technology, Inc.	2,375
13,575	Hiwin Technologies Corp.	60,008
95,281	Ho Tung Chemical Corp.(b)	23,399
87,000	Hocheng Corp.	22,110
8,800	Holiday Entertainment Co. Ltd.	13,748
28,294	Holy Stone Enterprise Co. Ltd.	28,556
17,507	Hota Industrial Manufacturing Co. Ltd.	72,952
68,678	Hsin Kuang Steel Co. Ltd.	40,588
56,993	Hsing TA Cement Co.	18,060
36,000	HTC Corp.(b)	105,408
11,000	Hu Lane Associate, Inc.	48,626
26,479	Huaku Development Co. Ltd.	46,652
31,000	Hung Ching Development & Construction Co. Ltd.	17,878
109,514	Hung Poo Real Estate Development Corp.	90,054
39,000	Hung Sheng Construction Ltd.	21,071
42,830	Hwa Fong Rubber Co. Ltd.	13,843
34,341	Ichia Technologies, Inc.(b)	15,235
22,000	I-Chiun Precision Industry Co. Ltd.(b)	5,919
209,155	Inventec Corp.	163,705
2,000	I-Sheng Electric Wire & Cable Co. Ltd.	2,792
13,000	ITEQ Corp.	14,089
14,000	Jess-Link Products Co. Ltd.	11,601
145,731	Jih Sun Financial Holdings Co. Ltd.	30,386
4,680	Johnson Health Tech Co. Ltd.	6,807

49

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TAIWAN (continued)
13,000	Kaulin Manufacturing Co. Ltd.	$6,632
165,823	KEE TAI Properties Co. Ltd.	53,072
145,682	Kenda Rubber Industrial Co. Ltd.	222,972
24,000	Kenmec Mechanical Engineering Co. Ltd.	8,898
49,000	Kerry TJ Logistics Co. Ltd.	64,283
171,000	Kindom Construction Corp.	84,260
132,000	King Slide Works Co. Ltd.	1,618,759
241,184	King Yuan Electronics Co. Ltd.	212,084
294,185	King’s Town Bank Co. Ltd.	240,979
27,062	King’s Town Construction Co. Ltd.(b)	16,293
16,000	Kinik Co.	26,466
244,343	Kinpo Electronics, Inc.	91,752
56,000	Kinsus Interconnect Technology Corp.	129,364
534,123	KMC Kuei Meng International, Inc.(d)	1,853,330
16,328	KS Terminals, Inc.	18,420
11,000	Kung Long Batteries Industrial Co. Ltd.	51,588
40,000	Kung Sing Engineering Corp.(b)	12,663
104,982	Kuoyang Construction Co. Ltd.	41,251
134,110	Kwong Fong Industries Corp.	108,580
32,000	L&K Engineering Co. Ltd.	25,097
102,714	Lealea Enterprise Co. Ltd.	26,266
43,000	LEE CHI Enterprises Co. Ltd.	13,762
62,275	Leofoo Development Co. Ltd.	16,853
23,000	Lextar Electronics Corp.	9,548
167,788	Li Peng Enterprise Co. Ltd.(b)	37,750
33,138	Lian Hwa Food Corp.	30,977
269,181	Lien Hwa Industrial Corp.	182,539
70,000	Lingsen Precision Industries Ltd.	24,733
53,882	Lite-On Semiconductor Corp.	37,819
64,000	Long Bon International Co. Ltd.	33,057
263,193	Long Chen Paper Co. Ltd.	125,102
6,000	Longwell Co.	5,276
9,451	Lotes Co. Ltd.	24,079
69,000	Lucky Cement Corp.	19,853
13,939	Lumax International Corp. Ltd.	22,129
4,000	Macauto Industrial Co. Ltd.	23,196
183,509	Macronix International(b)	25,412
17,213	Makalot Industrial Co. Ltd.	67,908
44,000	Marketech International Corp.	37,785
150,998	Masterlink Securities Corp.	38,375
2,152	Mayer Steel Pipe Corp.(b)	869
31,440	Meiloon Industrial Co. Ltd.	13,599
102,047	Mercuries & Associates Holding Ltd.	62,733
45,017	Mercuries Life Insurance Co. Ltd.(b)	21,683
16,130	Merida Industry Co. Ltd.	74,369
27,091	Merry Electronics Co. Ltd.	104,733
Shares		Value
TAIWAN (continued)
55,404	Micro-Star International Co. Ltd.	$159,589
17,369	Mirle Automation Corp.	22,071
60,000	Motech Industries Inc.(b)	58,180
4,000	Nak Sealing Technologies Corp.	10,457
24,000	Namchow Chemical Industrial Co. Ltd.	51,183
28,590	Nan Kang Rubber Tire Co. Ltd.	26,364
49,000	Nan Ren Lake Leisure Amusement Co. Ltd.	11,739
38,000	Nan Ya Printed Circuit Board Corp.	28,719
64,767	Nantex Industry Co. Ltd.	47,101
21,000	National Petroleum Co. Ltd.	24,322
44,428	Neo Solar Power Corp.(b)	22,737
34,043	Nichidenbo Corp.	26,322
40,267	Nien Hsing Textile Co. Ltd.	30,177
43,000	Novatek Microelectronics Corp.	161,467
23,000	Ocean Plastics Co. Ltd.(b)	18,549
171,000	OptoTech Corp.	72,068
71,000	Orient Semiconductor Electronics Ltd.(b)	25,648
35,500	Oriental Union Chemical Corp.	22,217
644,000	Pacific Hospital Supply Co. Ltd.	1,822,362
159,453	Pan Jit International, Inc.	75,286
47,000	Pan-International Industrial Corp.	43,191
7,000	Parade Technologies Ltd.	78,856
4,242	Paragon Technologies Co. Ltd.	3,199
14,545	PChome Online, Inc.	158,090
39,746	Phihong Technology Co. Ltd.(b)	12,469
11,000	Phison Electronics Corp.	78,080
12,000	Pixart Imaging, Inc.	26,010
7,000	Portwell, Inc.	9,339
661,200	Powertech Technology, Inc.	1,887,796
5,151	Poya International Co. Ltd.	75,002
400,939	President Securities Corp.	139,755
312,370	Prince Housing & Development Corp.	98,984
121,000	Prodisc Technology, Inc.(b)(c)(d)	0
26,000	Promate Electronic Co. Ltd.	26,282
16,000	Promise Technology, Inc.	7,352
628,520	Qisda Corp.	264,892
17,000	Qualipoly Chemical Corp.	18,235
93,008	Radiant Opto-Electronics Corp.	157,089
135,677	Radium Life Tech Co. Ltd.(b)	38,436
36,825	Realtek Semiconductor Corp.	124,860
45,771	Rechi Precision Co. Ltd.	52,214
35,616	Rich Development Co. Ltd.	9,819
159,597	Ritek Corp.(b)	27,512
36,000	Ruentex Development Co. Ltd.(b)	41,524
53,781	Ruentex Industries Ltd.	86,745
75,335	Sampo Corp.	46,909

50

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TAIWAN (continued)
19,113	San Fang Chemical Industry Co. Ltd.	$21,107
17,600	San Shing Fastech Corp.	30,730
96,080	Sanyang Motor Co. Ltd.	61,501
17,000	SDI Corp.	21,386
21,000	Sercomm Corp.	49,377
24,309	Sesoda Corp.	19,681
28,000	Sheng Yu Steel Co. Ltd.	25,686
24,000	Shihlin Electric & Engineering Corp.	30,839
1,138,606	Shin Kong Financial Holding Co. Ltd.(b)	247,150
10,000	Shin Zu Shing Co. Ltd.	30,135
75,658	Shining Building Business Co. Ltd.(b)	23,927
99,000	Shinkong Insurance Co. Ltd.	74,664
198,314	Shinkong Synthetic Fibers Corp.	52,913
33,000	Shinkong Textile Co. Ltd.	40,260
95,000	Sigurd Microelectronics Corp.	71,045
54,000	Simplo Technology Co. Ltd.	166,838
70,364	Sinbon Electronics Co. Ltd.	158,309
57,170	Sincere Navigation Corp.	31,975
6,487	Sinmag Equipment Corp.	30,423
117,000	Sino-American Silicon Products, Inc.	126,056
151,000	Sinon Corp.	73,209
15,146	Sinphar Pharmaceutical Co. Ltd.	12,263
23,487	Sinyi Realty, Inc.	21,509
24,000	Sirtec International Co. Ltd.	30,116
12,000	Sitronix Technology Corp.	44,490
36,000	Siward Crystal Technology Co. Ltd.	22,873
14,013	Solartech Energy Corp.(b)	7,038
15,000	Sonix Technology Co. Ltd.	15,353
132,000	Southeast Cement Co. Ltd.	63,161
5,249	Sporton International, Inc.	25,116
8,560	Standard Chemical & Pharmaceutical Co. Ltd.	8,897
78,233	Standard Foods Corp.	193,615
33,000	Stark Technology, Inc.	27,188
20,000	Sunonwealth Electric Machine Industry Co. Ltd.	14,830
31,171	Sunrex Technology Corp.	18,767
13,000	Sunspring Metal Corp.	16,993
113,245	Supreme Electronics Co. Ltd.	81,460
90,874	Sweeten Real Estate Development Co. Ltd.	42,187
20,000	Syncmold Enterprise Corp.	33,463
63,550	Synnex Technology International Corp.	67,865
5,000	Systex Corp.	8,429
197,631	TA Chen Stainless Pipe Co. Ltd.	103,959
107,340	Ta Ya Electric Wire & Cable(b)	17,857
53,000	Tah Hsin Industrial Corp.	42,155
2,262	TA-I Technology Co. Ltd.	1,369
Shares		Value
TAIWAN (continued)
762,911	Taichung Commercial Bank Co. Ltd.	$217,336
29,580	Taiflex Scientific Co. Ltd.	28,120
10,000	Tainan Enterprises Co. Ltd.	9,253
878,045	Tainan Spinning Co. Ltd.	336,666
35,716	Taisun Enterprise Co. Ltd.(b)	19,070
56,924	Taita Chemical Co. Ltd.(b)	14,647
12,000	Taiwan Acceptance Corp.	27,607
8,304,643	Taiwan Business Bank	2,100,010
31,088	Taiwan Cogeneration Corp.	22,658
6,000	Taiwan FamilyMart Co. Ltd.	42,399
65,000	Taiwan Fertilizer Co. Ltd.	87,127
54,320	Taiwan Fire & Marine Insurance Co. Ltd.	31,844
18,000	Taiwan FU Hsing Industrial Co. Ltd.	22,730
182,919	Taiwan Glass Industrial Corp.(b)	76,512
42,081	Taiwan Hon Chuan Enterprise Co. Ltd.	68,940
30,000	Taiwan Hopax Chemicals Manufacturing Co. Ltd.	17,967
152,701	Taiwan Land Development Corp.	47,711
12,471	Taiwan Line Tek Electronic	7,904
49,544	Taiwan Navigation Co. Ltd.	18,447
36,032	Taiwan Paiho Ltd.	122,742
102,000	Taiwan PCB Techvest Co. Ltd.	99,713
60,120	Taiwan Pulp & Paper Corp.(b)	19,432
41,408	Taiwan Secom Co. Ltd.	118,749
48,000	Taiwan Semiconductor Co. Ltd.	53,921
50,010	Taiwan Sogo Shin Kong Security Co. Ltd.	63,151
128,500	Taiwan Styrene Monomer	68,001
75,875	Taiwan Surface Mounting Technology Corp.	63,234
123,469	Taiwan TEA Corp.	53,797
71,000	Taiwan Union Technology Corp.	78,633
10,322	Taiyen Biotech Co. Ltd.	9,862
103,000	Tatung Co. Ltd.(b)	27,123
850,000	Teco Electric and Machinery Co. Ltd.	755,526
16,000	Test Research, Inc.	20,280
24,000	Test Rite International Co. Ltd.	14,792
21,000	Thinking Electronic Industrial Co. Ltd.	41,058
25,525	Thye Ming Industrial Co, Ltd.	24,953
41,000	T-Mac Techvest PCB Co. Ltd.	15,656
220,100	Ton Yi Industrial Corp.	94,505
8,000	Tong Hsing Electronic Industries Ltd.	27,632
28,834	Tong Yang Industry Co. Ltd.	67,065
43,946	Tong-Tai Machine & Tool Co. Ltd.	31,333
58,662	Topco Scientific Co. Ltd.	150,570
50,049	Topoint Technology Co. Ltd.	31,561

51

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TAIWAN (continued)
8,000	Toung Loong Textile Manufacturing Co.	$21,928
24,000	TPK Holding Co. Ltd.(b)	38,406
13,137	Transcend Information, Inc.	36,300
95,000	Tripod Technology Corp.	224,875
13,300	Truelight Corp.	23,011
7,988	Tsann Kuen Enterprise Co. Ltd.	7,429
42,942	TSRC Corp.	44,429
15,000	Ttet Union Corp.	40,212
116,315	Tung Ho Steel Enterprise Corp.	74,269
205,000	Tung Thih Electronic Co. Ltd.	3,001,188
91,815	TXC Corp.	128,161
37,000	TYC Brother Industrial Co. Ltd.	38,105
88,303	Tycoons Group Enterprise(b)	12,452
42,458	Tyntek Corp.	16,145
22,000	U-Ming Marine Transport Corp.	15,267
276,000	Unimicron Technology Corp.	114,135
394,686	Union Bank of Taiwan	109,310
32,762	Union Insurance Co. Ltd.	12,198
258,037	Unitech Printed Circuit Board Corp.	81,195
24,000	Unity Opto Technology Co. Ltd.(b)	11,408
272,127	Universal Cement Corp.	211,700
103,922	UPC Technology Corp.	36,553
123,337	USI Corp.	60,188
77,000	Vanguard International Semiconductor Corp.	157,135
39,800	Ve Wong Corp.	27,746
33,000	Visual Photonics Epitaxy Co. Ltd.	44,234
198,452	Voltronic Power Technology Corp.	2,980,789
57,287	Wafer Works Corp.(b)	15,848
69,000	Wah Lee Industrial Corp.	98,501
680,000	Walsin Lihwa Corp.	238,105
159,971	Walsin Technology Corp.	194,150
110,000	Walton Advanced Engineering, Inc.	39,388
110,300	Wan Hai Lines Ltd.	54,350
32,000	Wei Chuan Foods Corp.(b)	18,151
33,290	Weikeng Industrial Co. Ltd.	18,303
19,460	Win Semiconductors Corp.	54,080
787,977	Winbond Electronics Corp.	247,698
44,673	Wintek Corp.(b)(c)(d)	486
100,156	Wisdom Marine Lines Co. Ltd.	90,770
618,276	Wistron Corp.	466,291
33,835	Wistron NeWeb Corp.	94,244
148,865	WPG Holdings Co. Ltd.	174,539
63,126	WT Microelectronics Co. Ltd.	89,516
17,000	WUS Printed Circuit Co. Ltd.	9,481
10,204	Xxentria Technology Materials Corp.	26,741
140,708	Yageo Corp.	283,579
520,600	Yang Ming Marine Transport Corp.(b)	115,643
43,868	YC Co. Ltd.	16,681
Shares		Value
TAIWAN (continued)
77,084	YC INOX Co. Ltd.	$55,937
162,624	YFY, Inc.	47,925
31,348	Yi Jinn Industrial Co. Ltd.	9,934
143,321	Yieh Phui Enterprise Co. Ltd.(b)	55,407
24,110	Youngtek Electronics Corp.	34,762
196,000	Yulon Motor Co. Ltd.	171,731
14,000	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	34,470
28,350	YungShin Global Holding Corp.	42,177
64,000	Yungtay Engineering Co. Ltd.	90,349
7,000	Zeng Hsing Industrial Co. Ltd.	33,827
27,000	Zenitron Corp.	14,545
80,000	Zhen Ding Technology Holding Ltd.	182,270
72,826	Zig Sheng Industrial Co. Ltd.	18,646
26,169	Zinwell Corp.	29,853
4,000	Zippy Technology Corp.	4,227
		45,836,320
THAILAND — 0.3%
84,800	Amata Corp. Public Co. Ltd. - FOR	28,107
171,100	Ananda Development Public Co. Ltd. - FOR	24,151
463,768	AP Thailand Public Co. Ltd. - FOR	94,085
237,900	Asia Plus Group Holdings Securities Plc	23,112
146,200	Bangchak Petroleum Public Co. Ltd. (The) - FOR	126,368
8,125	Bangkok Aviation Fuel Services Public Co. Ltd. - FOR	8,590
6,996,650	Bangkok Chain Hospital Public Co. Ltd. - FOR	2,638,925
251,006	Bangkok Expressway & Metro Public Co. Ltd. - FOR	53,432
26,500	Bangkok Insurance Public Co. Ltd. - FOR	258,204
1,178,400	Bangkok Land Public Co. Ltd. - FOR	53,200
229,200	Banpu Public Co. Ltd. - FOR	119,847
33,100	BEC World Public Co. Ltd. - FOR	19,389
564,708	Cal-Comp Electronics Thailand Public Co. Ltd. - FOR	40,662
93,900	Central Plaza Hotel Public Co. Ltd. - FOR	101,956
48,222	CH Karnchang Public Co. Ltd. - FOR	40,647
29,800	Charoong Thai Wire & Cable Public Co. Ltd. - FOR	8,515
38,400	Delta Electronics Thailand Public Co. Ltd. - FOR	86,132
13,400	Dhipaya Insurance Public Co. Ltd. - FOR	16,081

52

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
THAILAND (continued)
376,500	Dynasty Ceramic Public Co. Ltd.	$47,980
6,743,500	Eastern Water Resources Development and Management Public Co. Ltd. - FOR(d)	2,254,417
10,000	Electricity Generating Public Co. Ltd. - FOR	55,718
26,000	Energy Absolute Public Co. Ltd.	20,987
166,300	Erawan Group Public Co. Ltd. (The) - FOR	21,383
427,600	Esso Thailand Public Co. Ltd. - FOR	123,402
4,200	Fabrinet	159,432
120,200	GFPT Public Co. Ltd. - FOR	52,205
256,400	Grand Canal Land Public Co. Ltd. - FOR	18,169
46,500	Hana Microelectronics Public Co. Ltd. - FOR	42,517
449,640	Home Product Center Public Co. Ltd. - FOR	129,763
63,100	ICC International Public Co. Ltd. - FOR	64,682
1,754,700	IRPC Public Co. Ltd. - FOR	239,659
314,991	Italian-Thai Development Public Co. Ltd. - FOR	44,642
217,000	Jasmine International Public Co. Ltd.	51,774
17,500	KCE Electronics Public Co. Ltd. - FOR	56,003
178,900	KGI Securities Thailand Public Co. Ltd. - FOR	18,300
316,866	Khon Kaen Sugar Industry Public Co. Ltd.	35,310
61,300	Kiatnakin Bank Public Co. Ltd. - FOR	102,466
16,100	Krungthai Card Public Co. Ltd. - FOR	69,005
59,000	Land and Houses Public Co. Ltd. - FOR	15,510
90,560	Land and Houses Public Co. Ltd. - NVDR	23,806
21,900	Lanna Resources Public Co. Ltd. - FOR	8,010
90,330	Loxley Public Co. Ltd. - FOR	8,001
164,500	LPN Development Public Co. Ltd. - FOR	53,584
1,580,700	Major Cineplex Group PCL	1,309,816
1,513,700	Major Cineplex Group Public Co. Ltd. - FOR	1,254,298
30,600	Maybank Kim Eng Securities Thailand Public Co. Ltd. - FOR	19,236
369,000	MBK Public Co. Ltd. - FOR	154,991
3,100	Muang Thai Insurance Public Co. Ltd. - FOR	12,091
105,900	Polyplex Public Co. Ltd. - FOR	35,403
Shares		Value
THAILAND (continued)
181,050	Precious Shipping Public Co. Ltd. - FOR	$31,298
115,900	Pruksa Real Estate Public Co. Ltd. - FOR	76,499
939,331	Quality Houses Public Co. Ltd. - FOR	67,100
26,700	Ratchaburi Electricity Generating Holding Public Co. Ltd. - FOR	38,146
179,100	Ratchthani Leasing Public Co. Ltd. - FOR	26,611
34,100	Regional Container Lines Public Co. Ltd. - FOR	4,755
38,000	Robinson Department Store Public Co. Ltd. - FOR	62,976
80,900	Rojana Industrial Park Public Co. Ltd. - FOR	10,772
63,000	Saha-Union Public Co. Ltd. - FOR	67,055
54,300	Samart Corp. Public Co. Ltd. - FOR	21,877
35,700	Samart Telcoms Public Co. Ltd. - FOR	11,323
1,663,000	Sansiri Public Co. Ltd. - FOR	78,879
526,176	SC Asset Corp. Public Co. Ltd. - FOR	52,020
10,800	Siam City Cement Public Co. Ltd. - FOR	89,184
267,441	Siam Future Development Public Co. Ltd. - FOR	46,232
51,479	Siam Global House Public Co. Ltd - FOR	22,652
165,200	Siamgas & Petrochemicals Public Co. Ltd. - FOR	54,756
39,200	Sino-Thai Engineering & Construction Public Co. Ltd. - FOR	28,562
92,817	Somboon Advance Technology Public Co. Ltd. - FOR	32,621
56,200	SPCG Public Co. Ltd.	32,759
81,900	Sri Trang Agro-Industry Public Co. Ltd. - FOR	31,592
364,000	Srithai Superware Public Co. Ltd. - FOR	19,241
141,350	STP & I Public Co. Ltd. - FOR	36,956
165,400	Supalai Public Co. Ltd. - FOR	115,316
1,330,700	Tata Steel Thailand Public Co. Ltd. - FOR	28,517
4,380	Thai Agro Energy	378
410,100	Thai Airways International Public Co. Ltd. - FOR	328,103
15,000	Thai Central Chemical Public Co. Ltd. - FOR	12,322
18,200	Thai Stanley Electric Public Co. Ltd. - FOR	89,966
153,600	Thai Union Group Public Co. Ltd. - FOR	95,239

53

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
THAILAND (continued)
55,000	Thai Vegetable Oil Public Co. Ltd. - FOR	$52,647
97,800	Thaicom Public Co. Ltd. - FOR	58,125
159,600	Thanacart Capital Public Co. Ltd. - FOR	180,133
17,300	Thitikorn Public Co. Ltd. - FOR	5,092
104,284	Thoresen Thai Agencies Public Co. Ltd. - FOR	27,116
5,782,482	Ticon Industrial Connection Public Co. Ltd. - FOR(d)	2,445,338
80,900	Tisco Financial Group Public Co. Ltd. - FOR	119,625
620,700	TMB Bank Public Co. Ltd. - FOR	37,245
1,159,600	TPI Polene Public Co. Ltd. - FOR	72,894
27,100	TTCL Public Co. Ltd.	17,190
33,400	TTW Public Co. Ltd. - FOR	10,021
34,800	Unique Engineering & Construction Public Co. Ltd. - FOR	16,904
69,000	Vanachai Group Public Co. Ltd. - FOR	29,574
270,200	Vibhavadi Medical Center Public Co. Ltd. - FOR	22,853
223,000	Vinythai Public Co. Ltd. - FOR	63,400
		15,015,827
TURKEY — 0.0%
5,489	Adana Cimento Sanayii T.A.S. - Class A	11,051
8,195	Akcansa Cimento AS	34,166
0	Akenerji Elektrik Uretim AS - Placement Shares(b)	0
0	Akmerkez Gayrimenkul Yatirim Ortakligi AS REIT	2
22,383	Aksa Akrilik Kimya Sanayii AS	62,933
47,331	Aksigorta AS(b)	30,899
1	Alarko Holding AS	1
43,803	Albaraka Turk Katilim Bankasi AS	17,554
31,268	Anadolu Anonim Turk Sigorta Sirketi(b)	17,381
1	Anadolu Cam Sanayii AS(b)	1
3,118	Anadolu Efes Biracilik Ve Malt Sanayii AS	19,055
7,704	Anadolu Hayat Emeklilik AS	12,299
1	Arcelik AS	6
6,222	Aselsan Elektronik Sanayi Ve Ticaret AS	18,902
1	Aygaz AS	3
1	Baticim Bati Anadolu Cimento Sanayii AS	2
0	Bolu Cimento Sanayii AS	0
12,360	Borusan Mannesmann Boru Sanayi ve Ticaret AS	33,674
5,586	Boyner Perakende Ve Tekstil Yatirimlari AS(b)	137,111
Shares		Value
TURKEY (continued)
9,168	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	$20,652
0	Celebi Hava Servisi AS	3
9,101	Cimsa Cimento Sanayi VE Ticaret AS	45,207
1,251	Coca-Cola Icecek AS	14,150
11,012	Deva Holding AS(b)	15,054
0	Dogan Sirketler Grubu Holding AS(b)	0
20,278	Dogus Otomotiv Servis ve Ticaret AS	65,338
38,442	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	39,259
1	Eregli Demir ve Celik Fabrikalari TAS	1
1,019	Ford Otomotiv Sanayi AS	10,420
1	Gentas Genel Metal Sanayi ve Ticaret AS	0
42,374	Global Yatirim Holding AS	21,774
1,044	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret AS	24,495
28,410	Goodyear Lastikleri TAS	34,247
1	Gozde Girisim Sermayesi Yatirim Ortakligi AS(b)	0
64,549	GSD Holding AS	20,027
20,444	Gubre Fabrikalari TAS	33,696
1	Hurriyet Gazetecilik ve Matbaacilik AS(b)	0
0	IS Finansal Kiralama AS	0
1	IS Yatirim Menkul Degerler AS	0
25,002	Izmir Demir Celik Sanayi AS(b)	24,241
30,850	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A	13,858
0	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class B	0
136,259	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D	55,485
30,773	Karsan Otomotiv Sanayii Ve Ticaret AS(b)	11,139
125	Kartonsan Karton Sanayi ve Ticaret AS(b)	11,104
118	Konya Cimento Sanayii AS	10,239
5,811	Koza Altin Isletmeleri AS(b)	33,015
4,718	Mardin Cimento Sanayii ve Ticaret AS	6,907
0	Menderes Tekstil Sanayi ve Ticaret AS(b)	0
13,216	Metro Ticari ve Mali Yatirimlar Holding AS(b)	4,527
5,288	Migros Ticaret AS(b)	30,403
0	NET Holding AS(b)	0
4,289	Netas Telekomunikasyon AS(b)	13,806
1,061	Otokar Otomotiv Ve Savunma Sanayi AS	35,044
59,936	Petkim Petrokimya Holding AS	81,355

54

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
TURKEY (continued)
5,159	Pinar SUT Mamulleri Sanayii AS	$25,710
38,573	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	38,520
93,519	Sekerbank TAS(b)	35,361
68,959	Selcuk Ecza Deposu Ticaret ve Sanayi AS	69,979
18,424	Soda Sanayii AS	25,603
24,515	TAV Havalimanlari Holding AS	100,778
14,398	Tofas Turk Otomobil Fabrikasi AS	108,419
56,634	Trakya Cam Sanayii AS	46,672
0	Turcas Petrol AS	0
89,407	Turk Hava Yollari AO(b)	157,186
1,453	Turk Traktor ve Ziraat Makineleri AS	37,707
77,586	Turkiye Halk Bankasi AS	235,698
1	Turkiye Sinai Kalkinma Bankasi AS	0
143,795	Turkiye Sise ve Cam Fabrikalari AS	151,033
43,081	Turkiye Vakiflar Bankasi TAO	63,767
14,505	Ulker Biskuvi Sanayi AS	90,003
10,576	Vestel Elektonik Sanayi ve Ticaret AS(b)	22,455
1	Zorlu Enerji Elektrik Uretim AS(b)	0
		2,279,377
UKRAINE — 0.0%
11,788	Kernel Holding SA	188,872
UNITED ARAB EMIRATES — 0.0%
64,871	Lamprell Plc(b)	58,361
UNITED KINGDOM — 3.6%
1,160	4imprint Group Plc	23,413
16,302	A.G. Barr Plc	94,042
7,199	Aa Plc	22,567
466,618	ABcam Plc	4,974,653
277,420	Aberdeen Asset Management Plc	1,087,282
27,684	Acacia Mining Plc	175,696
9,019	Acal Plc	25,501
25,242	Admiral Group Plc	592,283
129,757	Afren Plc(b)(c)(d)	0
6,006	Aggreko Plc	58,921
15,015	Amec Foster Wheeler Plc	82,188
64,494	Antofagasta Plc	428,650
47,156	Ashmore Group Plc	202,652
136,120	Ashtead Group Plc	2,129,296
27,283	Assura Plc	19,636
37,432	Auto Trader Group Plc	171,676
5,635	Avon Rubber Plc	68,421
112,769	Babcock International Group Plc	1,365,115
138,254	Balfour Beatty Plc	458,596
259,149	Barratt Developments Plc	1,439,135
284,785	BBA Aviation Plc	901,423
Shares		Value
UNITED KINGDOM (continued)
212,875	Beazley Plc	$948,439
52,442	Bellway Plc	1,518,718
47,274	Berendsen Plc	558,962
37,557	Berkeley Group Holdings Plc	1,084,431
4,097	BGEO Group Plc	148,236
10,409	Big Yellow Group Plc REIT	88,165
6,537	Bloomsbury Publishing Plc	12,121
118,275	Bodycote Plc	857,757
17,964	Booker Group Plc	39,447
2,938	Boot (Henry) Plc	7,048
36,479	Bovis Homes Group Plc	338,227
5,675	Braemar Shipping Services Plc	21,881
1,216	Brammer Plc	1,548
42,050	Brewin Dolphin Holdings Plc	133,820
23,921	Britvic Plc	162,501
21,123	BTG Plc(b)	170,124
55,211	Burberry Group Plc	996,783
6,355	Cambian Group Plc	9,509
62,129	Capital & Regional Plc	42,966
25,009	Card Factory Plc	77,660
46,800	Cardtronics Plc	2,340,000
74,673	Carillion Plc	229,506
72,121	Chemring Group Plc(b)	128,001
51,870	Chesnara Plc	202,054
524,988	Cineworld Group Plc	3,473,188
2,013	Clarkson Plc	48,046
55,392	Close Brothers Group Plc	899,707
152,751	CNH Industrial NV	1,187,197
93,352	Cobham Plc	163,282
27,870	Communisis Plc	12,366
27,792	Computacenter Plc	247,137
7,150	Concentric AB	85,099
28,341	Connect Group Plc	47,698
5,916	Consort Medical Plc	82,767
8,781	Costain Group Plc	39,768
11,020	Cranswick Plc	285,687
4,000	Creston Plc	4,994
400,493	Croda International Plc	17,147,386
23,730	Daily Mail & General Trust Plc - Class A	217,842
42,282	Dairy Crest Group Plc	315,696
9,017	De La Rue Plc	63,296
220,187	Debenhams Plc	144,727
8,007	Dechra Pharmaceuticals Plc	131,818
5,370	Derwent London Plc REIT	158,999
51,874	Devro Plc	144,131
20,474	Dialog Semiconductor Plc(b)	803,497
4,728	Dignity Plc	153,532
786,736	Diploma Plc(d)	9,027,832
351,814	Direct Line Insurance Group Plc	1,490,383
112,360	Dixons Carphone Plc	432,804
126,447	Domino’s Pizza Group Plc	526,379
27,008	Drax Group Plc	104,761
188,197	DS Smith Plc	918,652
6,273	Dunelm Group Plc	58,085

55

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED KINGDOM (continued)
32,028	E2V Technologies Plc	$85,069
180,493	Electrocomponents Plc	823,164
1,169,349	Elementis Plc	3,409,330
178,175	Enterprise Inns Plc(b)	201,185
12,758	Essentra Plc	79,641
26,527	Esure Group Plc	88,284
8,918	Euromoney Institutional Investor Plc	113,741
57,195	Fenner Plc	153,315
386,559	Fiat Chrysler Automobiles NV	2,830,395
7,847	Fidessa Group Plc	236,181
350,779	Firstgroup Plc(b)	470,573
41,320	Flybe Group Plc(b)	18,587
3,059	Fuller Smith & Turner Plc - Class A	39,090
112,080	G4S Plc	301,810
23,516	Galliford Try Plc	352,888
5,545	Games Workshop Group Plc	38,551
19,358	Gem Diamonds Ltd.	27,485
16,644	Genus Plc	382,185
580,156	GKN Plc	2,266,683
5,199	Go-Ahead Group Plc	131,981
3,689	Great Portland Estates Plc REIT	26,821
630,095	Greene King Plc	5,641,616
30,359	Greggs Plc	355,060
52,704	Halfords Group Plc	218,818
652,517	Halma Plc	8,370,209
8,931	Hammerson Plc REIT	60,233
67,725	Hansteen Holdings Plc REIT	89,113
48,772	Hargreaves Lansdown Plc	692,487
73,639	Hays Plc	123,124
6,623	Headlam Group Plc	39,884
26,404	Helical Bar Plc	85,483
228,310	Henderson Group Plc	647,492
29,542	Hikma Pharmaceuticals Plc	634,239
28,944	Hill & Smith Holdings Plc	355,693
632	Hilton Food Group Plc	4,684
18,932	Hochschild Mining Plc	61,756
5,026	Hogg Robinson Group Plc	4,368
106,742	HomeServe Plc	796,328
137,108	Howden Joinery Group Plc	629,160
38,644	Hunting Plc	238,158
123,567	ICAP Plc	732,790
57,706	IG Group Holdings Plc	583,071
26,778	Imagination Technologies Group Plc(b)	74,075
22,425	IMI Plc	272,836
140,251	Inchcape Plc	1,116,700
25,333	Indivior Plc	97,488
141,286	Informa Plc	1,162,986
60,633	Inmarsat Plc	520,619
3,568	Intercontinental Hotels Group Plc	138,660
1,434,301	Interserve Plc	5,942,678
41,164	Intertek Group Plc	1,722,157
21,818	Intu Properties Plc REIT	73,573
Shares		Value
UNITED KINGDOM (continued)
53,330	ITE Group Plc	$93,835
64,401	Ithaca Energy, Inc.(b)	61,938
127,442	J D Wetherspoon Plc	1,357,110
242,374	J Sainsbury Plc	744,337
12,426	James Fisher & Sons Plc	246,089
27,095	Jardine Lloyd Thompson Group Plc	340,930
20,600	JD Sports Fashion Plc	383,008
17,247	John Menzies Plc	104,866
205,284	John Wood Group Plc	1,932,256
45,041	Johnson Matthey Plc	1,879,947
24,083	JRP Group Plc	35,668
36,192	Jupiter Fund Management Plc	191,240
55,928	KAZ Minerals Plc(b)	195,785
134,990	Kcom Group Plc	194,556
31,360	Keller Group Plc	261,209
14,590	Kier Group Plc	242,693
84,172	Ladbrokes Coral Group Plc	137,644
2,408,079	Laird Plc	4,273,876
28,095	Lancashire Holdings Ltd.	239,687
28,169	Lavendon Group Plc	42,754
20,610	Londonmetric Property Plc REIT	37,613
63,260	Lookers Plc	79,947
5,374	Low & Bonar Plc	4,654
2,969	LSL Property Services Plc	7,068
342,890	Man Strategic Holdings Plc(b)	523,365
138,598	Marks & Spencer Group Plc	577,640
29,565	Marshalls Plc	99,154
252,093	Marston’s Plc	412,549
9,060	McColl’s Retail Group Plc	18,908
18,776	Mears Group Plc	103,476
270,937	Meggitt Plc	1,443,578
826,796	Melrose Industries Plc	1,707,754
64,579	Merlin Entertainments Plc	364,239
22,060	Michael Page International Plc	98,043
19,192	Micro Focus International Plc	502,945
46,577	Millennium & Copthorne Hotels Plc	255,977
34,277	Mitchells & Butlers Plc	116,761
120,239	Mitie Group Plc	309,947
112,692	Moneysupermarket.com Group Plc	361,253
73,299	Morgan Advanced Materials Plc	244,482
14,135	Morgan Sindall Group Plc	124,310
11,299	Mothercare Plc(b)	14,833
28,165	N Brown Group Plc	65,742
204,239	National Express Group Plc	919,462
3,594	NCC Group Plc	8,336
61,768	Northgate Plc	318,105
23,821	Novae Group Plc	235,151
691	Onesavings Bank Plc	2,453
269,296	Oxford Instruments Plc(d)	2,228,229
4,258	PayPoint Plc	56,027
296,703	Pendragon Plc	108,950
20,546	Pennon Group Plc	209,863

56

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED KINGDOM (continued)
68,756	Persimmon Plc	$1,425,631
14,329	Petrofac Ltd.	141,450
13,538	Pets at Home Group Plc	35,362
36,290	Photo-Me International Plc	67,295
29,505	Playtech Plc	335,140
319,105	Premier Foods Plc(b)	177,717
180,426	Premier Oil Plc(b)	145,756
2,152	Provident Financial Plc	77,705
61,900	PZ Cussons Plc	253,740
179,176	QinetiQ Group Plc	504,857
28,721	Rank Group Plc	68,024
97,202	Redrow Plc	451,394
8,153	Renishaw Plc	257,766
51,233	Renold Plc(b)	25,711
195,018	Rentokil Initial Plc	544,959
18,513	Restaurant Group Plc (The)	85,088
7,870	Ricardo Plc	89,153
13,079	Rightmove Plc	597,927
17,462	Robert Walters Plc	73,739
186,900	Rotork Plc	466,684
173,243	Royal Mail Plc	1,041,167
68,348	RPC Group Plc	793,081
98,326	RPS Group Plc	203,695
127,808	RSA Insurance Group Plc	864,318
13,220	Safestore Holdings Plc REIT	57,978
51,636	Saga plc	125,394
22,285	Savills Plc	189,302
21,495	SDL Plc	114,120
33,651	Seadrill Ltd.(e)	71,677
2,838	Seadrill Ltd.(b)(e)	6,089
56,504	Segro Plc REIT	302,373
159,868	Senior Plc	341,069
73,665	Severfield Plc	51,846
153,006	Severn Trent Plc	4,359,881
19,812	Shaftesbury Plc REIT	222,372
99,820	Shanks Group Plc	109,351
16,920	Shawbrook Group Plc(b)	46,556
172,927	SIG Plc	233,888
133,882	Smiths Group Plc	2,323,708
46,937	Soco International Plc	79,426
197,117	Spectris Plc	4,943,667
183,962	Speedy Hire Plc	86,128
253,076	Spirax-Sarco Engineering Plc	13,666,889
129,217	Spirent Communications Plc	130,088
15,991	Sportech Plc(b)	13,285
63,174	Sports Direct International Plc(b)	213,959
11,710	SSP Group Plc	48,690
12,066	St. Ives Plc	19,753
82,064	St. James’s Place Plc	949,222
54,495	St. Modwen Properties Plc	181,963
134	Stallergenes Greer Plc(b)	4,282
26,739	Sthree Plc	78,222
7,112	Stobart Group Ltd.	14,124
4,450	Stolt-Nielsen Ltd.	54,667
56,188	Subsea 7 SA(b)	630,405
Shares		Value
UNITED KINGDOM (continued)
8,341	SuperGroup Plc	$137,419
54,149	Synthomer Plc	236,880
90,072	Talktalk Telecom Group Plc	224,466
93,409	Tate & Lyle Plc	891,798
853,109	Taylor Wimpey Plc	1,479,645
5,162	Ted Baker Plc	156,378
9,195	Telecom Plus Plc	133,256
3,226	Topps Tiles Plc	3,613
135,500	Travelport Worldwide Ltd.	1,913,260
63,929	Travis Perkins Plc	1,043,065
16,317	Trifast Plc	34,751
118,829	Trinity Mirror Plc	118,903
47,851	TT electronics Plc	81,119
45,883	Tullett Prebon Plc	199,372
173,732	Tullow Oil Plc(b)	562,881
26,201	U & I Group Plc	50,591
61,174	UBM Plc	537,993
309,168	Ultra Electronics Holdings Plc	7,031,103
16,892	UNITE Group Plc (The)	114,441
81,812	Vectura Group Plc(b)	135,587
162,796	Vesuvius Plc	726,314
447,044	Victrex Plc	9,581,193
13,110	Virgin Money Holdings UK Plc	52,794
11,826	Vitec Group Plc (The)	90,216
495	VP Plc	4,235
14,613	Weir Group Plc (The)	304,069
28,154	WH Smith Plc	507,605
244,679	William Hill Plc	885,886
15,003	Wilmington Plc	47,998
12,913	Wincanton Plc	30,307
353,909	WM Morrison Supermarkets Plc	981,167
11,514	Workspace Group Plc REIT	88,717
9,736	WS Atkins Plc	180,184
12,348	Xaar Plc	63,479
		197,966,963
UNITED STATES — 59.0%
11,100	1st Source Corp.	383,616
237,675	Aaron’s, Inc.(b)	5,872,949
44,300	Abaxis, Inc.	2,114,882
7,000	ABM Industries, Inc.	273,560
500	Access National Corp.	11,785
225,000	Aceto Corp.	4,124,250
47,900	ACI Worldwide, Inc.(b)	867,948
4,700	ACNB Corp.	126,430
475,000	Actuant Corp. - Class A	10,592,500
452,587	Advance Auto Parts, Inc.	63,398,387
22,200	Advanced Energy Industries, Inc.(b)	1,058,940
200,000	AdvancePierre Foods Holdings, Inc.	5,592,000
1,500	AEP Industries, Inc.	164,325
61,000	AG Mortgage Investment Trust, Inc. REIT	947,330
271,585	AGNC Investment Corp. REIT	5,447,995
37,500	Agree Realty Corp. REIT	1,813,125

57

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
82,491	Alacer Gold Corp.(b)	$166,667
2,100	Alexander’s, Inc. REIT	806,967
9,400	Allegiant Travel Co.	1,296,260
42,700	ALLETE, Inc.	2,617,083
30,200	Alpha & Omega Semiconductor Ltd.	638,126
42,508	American Eagle Outfitters, Inc.	724,336
3,200	American National Bankshares, Inc.	86,560
25,600	American Software, Inc. - Class A	267,008
47,900	American States Water Co.	1,915,042
26,200	AMERISAFE, Inc.	1,456,720
160,000	Amplify Snack Brands, Inc.(b)	2,318,400
20,400	Analogic Corp.	1,669,740
44,700	AngioDynamics, Inc.(b)	712,518
486,350	Annaly Capital Management, Inc., REIT	5,038,586
768,000	ANSYS, Inc.(b)	70,156,800
179,737	Apollo Commercial Real Estate Finance, Inc., REIT	3,041,150
40,700	Applied Industrial Technologies, Inc.	2,067,560
60,200	Ares Commercial Real Estate Corp.	789,824
31,200	Argonaut Gold, Inc.(b)	63,037
34,400	Armada Hoffler Properties, Inc. REIT	461,992
6,489	Arrow Financial Corp.	205,052
16,300	Artesian Resources Corp. - Class A	459,986
50,400	Aspen Technology, Inc.(b)	2,481,696
2,500	Atlas Financial Holdings, Inc.	42,875
10,300	ATN International Inc.	696,692
2,400	Atrion Corp.	1,053,960
53,800	Avista Corp.	2,227,320
56,700	AVX Corp.	794,934
28,400	AZZ, Inc.	1,512,300
243,500	B&G Foods, Inc.	10,324,400
116,600	Balchem Corp.	8,849,940
13,800	Baldwin & Lyons, Inc. - Class B	339,480
13,200	BancFirst Corp.	946,440
2,900	Bank of Marin Bancorp	147,175
12,900	BankFinancial Corp.	162,153
5,000	Bar Harbor Bankshares	181,750
19,200	Bel Fuse, Inc. - Class B	457,920
65,300	Benchmark Electronics, Inc.(b)	1,642,295
46,300	Berkshire Hills Bancorp, Inc.	1,368,165
6,500	Big 5 Sporting Goods Corp.	100,750
43,800	Big Lots, Inc.	1,900,920
2,200	Biglari Holdings, Inc.(b)	963,996
9,469	Bizlink Holding, Inc.	48,009
61,331	BJ’s Restaurants, Inc.(b)	2,214,049
11,600	Black Hills Corp.	717,460
343,900	Blackbaud, Inc.	21,115,460
117,700	Bloomin’ Brands, Inc.	2,036,210
58,077	Boart Longyear Ltd.(b)	6,185
Shares		Value
UNITED STATES (continued)
42,000	Bob Evans Farms, Inc.	$1,731,240
13,500	Bojangles’ Inc.(b)	199,800
77,700	Boston Beer Co., Inc. (The) - Class A(b)	12,062,925
371,100	Brady Corp. - Class A	12,283,410
8,600	Bright Horizons Family Solutions, Inc.(b)	575,426
64,800	Brookline Bancorp, Inc.	829,440
42,000	Brooks Automation, Inc.	547,260
259,519	Bryn Mawr Bank Corp.(d)	8,148,897
76,100	Buffalo Wild Wings, Inc.(b)	11,083,965
34,500	Cabot Microelectronics Corp.	1,906,470
14,600	Calavo Growers, Inc.	863,590
19,100	Caleres, Inc.	477,691
10,000	Cambrex Corp.(b)	403,000
170,100	Cantel Medical Corp.	12,116,223
14,800	Capella Education Co.	1,081,880
6,900	Capital City Bank Group, Inc.	103,776
393,600	Cardiovascular Systems, Inc.(b)	9,222,048
10,700	Carolina Financial Corp.	243,960
66,000	Carrols Restaurant Group, Inc.(b)	825,000
58,700	Casella Waste Systems, Inc. - Class A(b)	657,440
33,400	CatchMark Timber Trust, Inc. - Class A REIT	352,036
71,600	CBIZ, Inc.(b)	791,180
11,500	Centerstate Banks, Inc.	214,820
14,700	Central Garden & Pet Co.(b)	357,504
65,900	Central Garden & Pet Co. - Class A(b)	1,538,106
51,000	Central Pacific Financial Corp.	1,307,130
19,700	Central Valley Community Bancorp	282,104
495,000	Cepheid, Inc.(b)	26,185,500
10,500	ChannelAdvisor Corp.(b)	115,500
10,200	Charter Financial Corp (MD)	129,030
34,500	Chase Corp.	2,358,075
10,700	Chatham Lodging Trust REIT	189,390
156,278	Cheesecake Factory, Inc. (The)	8,312,427
16,500	Chemed Corp.	2,333,430
26,200	Chesapeake Utilities Corp.	1,678,110
23,400	Children’s Place, Inc. (The)	1,777,230
14,500	Churchill Downs, Inc.	1,972,000
31,000	Chuy’s Holdings, Inc.(b)	880,400
22,400	City Holding Co.	1,170,848
325,000	CLARCOR, Inc.(d)	20,218,250
7,600	CNB Financial Corp.	148,580
5,900	Coca-Cola Bottling Co. Consolidated	833,670
20,200	Coherent, Inc.(b)	2,103,224
8,600	Collectors Universe, Inc.	161,594
205,000	Community Bank System, Inc.	9,657,550
11,600	Community Trust Bancorp, Inc.	423,980
229,400	CommVault Systems, Inc.(b)	12,272,900
385,000	CONMED Corp.(d)	15,400,000

58

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
10,300	Connecticut Water Service, Inc.	$536,321
3,500	Consolidated Communications Holdings, Inc.	83,755
74,800	Convergys Corp.	2,184,160
533,000	Cooper Cos., Inc. (The)	93,829,320
18,500	Cooper-Standard Holding Inc.(b)	1,688,495
2,730,400	CoreLogic, Inc.(b)(d)	116,205,824
600	Core-Mark Holding Co., Inc.	21,209
8,200	CorVel Corp.(b)	283,310
460,000	CR Bard, Inc.	99,672,800
17,200	CRA International, Inc.(b)	535,608
47,229	Cracker Barrel Old Country Store, Inc.	6,517,602
42,500	CSG Systems International, Inc.	1,616,275
200,000	CST Brands, Inc.	9,604,000
23,700	Culp, Inc.	663,600
27,800	Curtiss-Wright Corp.	2,491,436
650,000	CVB Financial Corp.	10,907,000
27,400	Cynosure, Inc. - Class A(b)	1,168,610
81,313	Darden Restaurants, Inc.	5,268,269
3,600	Datalink Corp.(b)	34,127
9,000	Dave & Buster’s Entertainment, Inc.(b)	372,150
12,900	Dean Foods Co.	235,554
40,800	Del Frisco’s Restaurant Group, Inc.(b)	583,440
7,000	Delta Natural Gas Co., Inc.	164,850
120,900	Denny’s Corp.(b)	1,253,733
3,463	Diebold, Inc.	79,642
27,900	DineEquity, Inc.	2,206,890
12,700	Donegal Group, Inc. - Class A	191,135
27,541	Dril-Quip, Inc.(b)	1,308,198
32,507	DSW, Inc. - Class A	675,170
860,759	Dun & Bradstreet Corp. (The)(d)	107,465,761
26,900	DuPont Fabros Technology, Inc. REIT	1,097,789
62,400	Easterly Government Properties, Inc. REIT	1,183,728
30,100	EastGroup Properties, Inc. REIT	2,044,091
335,000	El Pollo Loco Holdings, Inc.(b)	4,087,000
8,800	EMC Insurance Group, Inc.	214,280
38,700	EMCOR Group, Inc.	2,339,802
18,600	Employers Holdings, Inc.	583,110
4,000	EnerSys, Inc.	260,520
61,000	Ennis, Inc.	893,650
27,800	Enterprise Financial Services Corp.	920,180
245,000	Envestnet, Inc.(b)	8,660,750
7,800	ESSA Bancorp, Inc.	105,144
26,000	Exa Corp.(b)	364,000
17,800	Exactech, Inc.(b)	429,870
18,900	Fair Isaac Corp.	2,280,852
5,500	FairPoint Communications, Inc.(b)	85,800
2,000	Farmers Capital Bank Corp.	62,800
Shares		Value
UNITED STATES (continued)
14,700	Fidelity Southern Corp.	$267,981
450,000	Financial Engines, Inc.(d)	12,442,500
13,200	Financial Institutions, Inc.	354,420
18,100	First Bancorp	357,837
6,300	First Business Financial Services, Inc.	118,755
6,600	First Citizens BancShares, Inc.	1,920,600
11,300	First Community Bancshares, Inc.	255,945
16,600	First Defiance Financial Corp.	655,368
275,000	First Financial Bankshares, Inc.(d)	9,955,000
13,500	First Financial Corp.	541,350
28,800	First Interstate BancSystem, Inc.	918,720
8,300	First Mid-Illinois Bancshares, Inc.	219,867
5,600	Five9, Inc.(b)	80,192
11,700	Flexsteel Industries, Inc.	490,230
160,365	FLIR Systems, Inc.	5,279,216
23,300	Flushing Financial Corp.	499,086
16,000	Forrester Research, Inc.	596,000
610,000	Forum Energy Technologies, Inc.(b)	10,980,000
33,400	Forward Air Corp.	1,380,088
164,600	Franklin Street Properties Corp.	1,904,422
33,200	FTD Cos Inc.(b)	667,984
170,962	FTI Consulting, Inc.(b)	6,660,680
95,381	Gannett Co., Inc.	741,110
100,000	German American Bancorp, Inc.(d)	3,893,000
55,700	Getty Realty Corp.	1,266,061
49,600	Gladstone Commercial Corp. REIT	885,360
38,400	Global Brass & Copper Holdings, Inc.	1,102,080
225,700	Globus Medical, Inc. - Class A(b)	4,994,741
145,000	Gorman-Rupp Co. (The)(d)	3,482,900
88,600	Government Properties Income Trust, REIT	1,695,804
54,400	Gramercy Property Trust	501,568
27,400	Great Ajax Corp. REIT	379,764
9,500	Great Southern Bancorp, Inc.	392,825
150,000	Guidewire Software, Inc.(b)	8,617,500
33,900	Hackett Group, Inc. (The)	546,468
57,600	Haemonetics Corp.(b)	1,924,416
7,400	Hallmark Financial Services, Inc.(b)	76,664
13,200	Halyard Health, Inc.(b)	427,020
45,663	Hancock Holding Co.	1,531,994
3,110,000	Hanesbrands, Inc.	79,927,000
36,300	Hanmi Financial Corp.	907,500
8,136	Hanover Insurance Group, Inc. (The)	619,882
15,000	Haverty Furniture Cos., Inc.	266,250
44,600	Hawaiian Holdings, Inc.(b)	2,008,115
11,400	Hawkins, Inc.	459,990

59

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
148,270	HB Fuller Co.	$6,237,719
56,700	HealthSouth Corp.	2,276,505
32,300	Heartland Financial USA, Inc.	1,209,635
33,000	Heritage Commerce Corp.	358,050
21,200	Heritage Financial Corp.	390,080
9,400	Heska Corp.(b)	464,360
192,600	Hibbett Sports, Inc.(b)	7,482,510
1,500	Hingham Institution For Savings	215,175
3,600	Home Bancorp, Inc.	103,356
38,200	HomeStreet, Inc.(b)	1,052,410
18,000	Hooker Furniture Corp.	473,400
12,700	Horizon Bancorp	368,300
42,700	HSN, Inc.	1,609,790
35,700	Hub Group, Inc. - Class A(b)	1,301,265
71,898	Huron Consulting Group, Inc.(b)	4,029,883
27,600	ICF International, Inc.(b)	1,280,640
136,300	ICU Medical, Inc.(b)	18,986,590
31,300	IDACORP, Inc.	2,453,607
595,000	IDEX Corp.	51,431,800
160,000	Independent Bank Corp.(d)(e)	8,824,000
27,100	Independent Bank Corp.(e)	455,280
13,700	Infinity Property & Casuality Corp.	1,122,715
4,100	InfraREIT, Inc.(b)	68,142
104,200	Ingredion, Inc.	13,667,914
26,700	Innophos Holdings, Inc.	1,223,928
241,130	Innospec, Inc.(d)	14,528,083
5,600	Inogen, Inc.(b)	300,552
40,200	Insight Enterprises, Inc.(b)	1,157,358
21,900	Insperity, Inc.	1,646,880
20,100	Insteel Industries, Inc.	540,690
214,000	Insulet Corp.(b)	7,943,680
336,200	Integra LifeScience Holdings Corp.(b)	26,731,262
7,100	InterDigital, Inc.	501,615
1,800	Investors Title Co.	172,800
63,307	J & J Snack Foods Corp.	7,732,950
33,600	j2 Global, Inc.	2,390,640
24,000	Jack in the Box, Inc.	2,249,520
524,800	JM Smucker Co. (The)	68,911,488
6,000	John B. Sanfilippo & Son, Inc.	304,080
132,100	John Bean Technologies Corp.	10,548,185
430,000	John Wiley & Sons, Inc. - Class A(d)	22,188,000
400	Kadant, Inc.	20,659
7,200	Kaman Corp.	314,352
2,500,000	KAR Auction Services, Inc.(d)	106,450,000
24,500	Kelly Services, Inc. - Class A	458,885
18,100	Kimball Electronics, Inc.(b)	251,590
19,000	KMG Chemicals, Inc.	515,660
65,480	Knight Transportation, Inc.	1,915,290
73,200	Knoll, Inc.	1,584,048
111,122	Kohl’s Corp.	4,861,588
Shares		Value
UNITED STATES (continued)
830,000	Laboratory Corp of America Holdings(b)	$104,032,200
16,800	Lancaster Colony Corp.	2,194,920
9,500	Landauer, Inc.	413,250
75,000	Landstar System, Inc.	5,336,250
7,200	LCNB Corp.	123,840
27,400	LeMaitre Vascular, Inc.	573,756
209,400	Lexington Realty Trust REIT	2,123,316
12,200	LHC Group, Inc.(b)	418,094
34,400	Liquidity Services, Inc.(b)	304,440
225,000	LogMein, Inc.	21,375,000
57,600	Luminex Corp.(b)	1,199,808
240,000	Lydall, Inc.(b)(d)	11,220,000
32,900	Mack-Cali Realty Corp. REIT	844,872
71,962	Magellan Health, Inc.(b)	3,702,445
660,000	Manitowoc Foodservice, Inc.(b)	9,972,600
38,200	ManTech International Corp. - Class A	1,483,306
7,300	Marcus Corp. (The)	193,450
255,170	Masimo Corp.(b)	14,034,350
400	Masonite International Corp.(b)	22,759
18,000	Maxlinear, Inc.(b)	336,780
28,400	McGrath RentCorp	854,840
285,000	Medidata Solutions, Inc.(b)	13,677,150
24,800	Medifast, Inc.	1,018,288
501,075	Mentor Graphics Corp.	14,481,068
10,800	Mercantile Bank Corp.	297,216
2,100	Merchants Bancshares, Inc.	90,300
78,800	Meridian Bioscience, Inc.	1,296,260
52,800	Merit Medical Systems, Inc.(b)	1,158,960
16,100	Meta Financial Group, Inc.	1,179,325
751,240	MFA Financial, Inc.	5,491,564
36,800	MGE Energy, Inc.	2,150,960
12,300	MicroStrategy, Inc. - Class A(b)	2,396,163
30,800	Middlesex Water Co.	1,111,880
6,000	Midland States Bancorp Inc.	153,180
6,700	MidWestOne Financial Group, Inc.	194,836
24,900	Moelis & Co. - Class A	632,460
115,500	Monmouth Real Estate Investment Corp.	1,578,885
19,800	Monolithic Power Systems, Inc.	1,560,438
45,300	Monotype Imaging Holdings, Inc.	865,230
68,202	Morningstar, Inc.	4,817,107
677	Movie Gallery, Inc.(b)(c)(d)	0
35,900	MSA Safety, Inc.	2,092,970
9,605	MSC Industrial Direct Co., Inc. - Class A	699,244
88,400	MTGE Investment Corp. REIT	1,507,220
3,900	MutualFirst Financial, Inc.	106,665
9,918	Mylan, Inc.	362,003
30,600	MYR Group, Inc./Delaware(b)	913,104
6,000	NACCO Industries, Inc. - Class A	438,900
1,441,000	Nasdaq, Inc.	92,180,770

60

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
4,700	Nathan’s Famous Inc.(b)	$250,510
74,900	National CineMedia, Inc.	1,038,863
8,700	National Commerce Corp.(b)	246,210
61,600	National General Holdings Corp.	1,265,880
28,400	National Health Investors, Inc. REIT	2,151,584
15,800	National HealthCare Corp.	1,022,260
13,300	National Presto Industries, Inc.	1,160,425
44,700	Natus Medical, Inc.(b)	1,758,945
38,100	Navigant Consulting, Inc.(b)	891,540
121,300	Navigators Group, Inc. (The)(d)	11,305,160
3,300	NBT Bancorp, Inc.	111,243
37,600	Neogen Corp.(b)	1,981,144
2,243,900	Newell Brands, Inc.	107,752,078
20,700	NexPoint Residential Trust, Inc., REIT	385,848
13,004,296	Nexteer Automotive Group Ltd.	17,136,619
713,272	NIC, Inc.(d)	16,369,592
8,200	Northrim Bancorp, Inc.	201,310
120,800	Northwest Bancshares, Inc.	1,901,392
119,651	Northwest Natural Gas Co.	7,035,479
41,100	NorthWestern Corp.	2,365,305
29,600	Novanta Inc.(b)	516,520
8,600	Nutraceutical International Corp.(b)	247,680
317,500	NuVasive, Inc.(b)	18,964,275
5,700	NVE Corp.	320,739
8,100	NxStage Medical, Inc.(b)	184,194
32,300	OceanFirst Financial Corp.	667,964
3,700	Oil-Dri Corp of America	124,912
4,400	Old Line Bancshares Inc.	86,614
390,000	Omnicell, Inc.(b)(d)	12,723,750
119,200	Omnicom Group, Inc.	9,514,544
38,900	ONE Gas, Inc.	2,383,792
31,900	One Liberty Properties, Inc. REIT	751,564
36,100	OneBeacon Insurance Group Ltd.	496,014
0	Ormat Technologies, Inc.	14
28,500	Orthofix International NV	1,044,525
33,100	Otter Tail Corp.	1,189,945
64,600	Owens & Minor, Inc.	2,096,270
30,300	Papa John’s International, Inc.	2,286,135
24,400	PAREXEL International Corp.(b)	1,421,544
1,825,000	Patterson Cos., Inc.(d)	77,945,750
19,600	PC Connection, Inc.	454,916
14,600	Peapack Gladstone Financial Corp.	308,790
400	Penns Woods Bancorp Inc.	16,999
32,600	Penumbra, Inc.(b)	2,149,970
15,400	Peoples Bancorp, Inc.	381,458
19,700	People’s Utah Bancorp	394,985
26,000	Perficient, Inc.(b)	483,860
57,100	Performance Food Group Co.(b)	1,370,400
Shares		Value
UNITED STATES (continued)
3,184	Performance Sports Group Ltd.(b)	$8,403
24,500	Plantronics, Inc.	1,266,895
40,200	Plexus Corp.(b)	1,841,562
38,900	Popeyes Louisiana Kitchen Inc.(b)	2,076,482
59,000	Portland General Electric Co.	2,574,760
45,500	Potbelly Corp.(b)	593,775
13,000	Powell Industries, Inc.	460,070
30,000	Power Integrations, Inc.	1,933,500
21,500	Preferred Bank	815,280
6,200	Premier Financial Bancorp Inc.	104,284
44,200	Prestige Brands Holdings, Inc.(b)	2,001,376
14,400	Primo Water Corp.(b)	188,496
76,300	Progress Software Corp.(b)	2,053,233
200,000	Prosperity Bancshares, Inc.	11,094,000
9,000	Provident Financial Holdings, Inc.	171,720
76,000	Provident Financial Services, Inc.	1,724,440
20,400	PS Business Parks, Inc. REIT	2,239,716
7,400	QAD Inc.	177,970
10,500	QCR Holdings, Inc.	341,250
15,900	Quaker Chemical Corp.	1,709,250
500,000	Qualys, Inc.(b)(d)	18,625,000
61,422	Quest Diagnostics, Inc.	5,002,208
140,000	RBC Bearings, Inc.(b)(d)	9,989,000
326,864	REC Silicon ASA(b)	40,945
6,900	Reis Inc.	135,585
52,700	Renasant Corp.	1,778,098
4,800	Republic Bancorp, Inc. - Class A	151,872
41,800	Resources Connection, Inc.	620,730
13,700	Rightside Group Ltd.(b)	115,217
15,000	RMR Group Inc. (The) - Class A	515,250
538,593	Rockwell Collins, Inc.	45,414,162
6,300	Rogers Corp.(b)	342,909
52,300	Rudolph Technologies, Inc.(b)	946,630
63,000	Ruth’s Hospitality Group Inc.	998,550
42,300	Ryman Hospitality Properties Inc.	2,132,766
20,200	Safety Insurance Group, Inc.	1,367,540
11,694,600	Samsonite International SA(d)	36,792,779
62,695	Sanderson Farms, Inc.	5,641,296
15,800	Sanmina Corp.(b)	436,870
2,200	Saul Centers, Inc. REIT	133,056
1,700	ScanSource, Inc.(b)	59,500
31,700	Science Applications International Corp.	2,184,447
40	Seaboard Corp.(b)	135,400
38,200	Select Income REIT	945,068
56,100	Selective Insurance Group, Inc.	2,072,895
5,000	Semtech Corp.(b)	121,000
2,600	Seneca Foods Corp. Class A(b)	76,440
90,400	Sensient Technologies Corp.	6,735,704

61

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
33,600	Shutterfly, Inc.(b)	$1,646,400
4,400	SI Financial Group, Inc.	57,419
11,800	Sierra Bancorp	210,748
4,000	Silicon Laboratories, Inc.(b)	239,800
60,500	Silver Bay Realty Trust Corp., REIT	1,013,375
12,100	Simmons First National Corp. - Class A	597,135
33,900	SJW Corp.	1,719,747
594,000	Snap-on, Inc.	91,535,400
600,000	Snyder’s-Lance, Inc.	21,342,000
25,000	South State Corp.	1,833,750
2,800	Southern First Bancshares, Inc.(b)	74,340
3,600	Southern Missouri Bancorp, Inc.	88,524
7,300	Southern National Bancorp of Virginia, Inc.	95,776
35,100	Southwest Gas Corp.	2,543,346
12,500	Spark Energy, Inc. Class A	302,500
58,300	SpartanNash Co.	1,632,400
860,000	Spectrum Brands Holdings, Inc.(d)	116,306,400
36,000	Spire, Inc.	2,260,800
26,200	Spok Holdings, Inc.	472,910
165,000	SPS Commerce, Inc.(b)	10,292,700
165,900	Standex International Corp.(d)	12,674,760
109,537	Starwood Property Trust, Inc., REIT	2,436,103
8,300	State Auto Financial Corp.	190,070
28,800	State National Cos., Inc.	294,624
25,100	Stepan Co.	1,782,853
32,400	Stewart Information Services Corp.	1,456,380
209,250	Stock Yards Bancorp, Inc.(d)	7,135,425
21,600	Stonegate Bank	748,224
30,000	Summit Hotel Properties, Inc.	389,700
3,700	Surgical Care Affiliates, Inc.(b)	158,323
214,457	Sykes Enterprises, Inc.(b)	5,734,580
20,800	SYNNEX Corp.	2,132,832
19,900	Syntel, Inc.	399,990
4,600	Systemax, Inc.	36,109
48,925	Tahoe Resources, Inc.	586,531
22,800	Teledyne Technologies, Inc.(b)	2,455,104
30,200	TeleTech Holdings, Inc.	848,620
7,600	Territorial Bancorp Inc.	216,752
63,900	Tessera Technologies, Inc.	2,370,690
60,400	Tetra Tech, Inc.	2,322,380
145,752	Texas Roadhouse, Inc.	5,905,871
13,000	Tootsie Roll Industries, Inc.	460,850
7,900	Topbuild Corp.(b)	238,027
52,800	TowneBank	1,309,440
8,800	Tredegar Corp.	162,800
265,000	TreeHouse Foods, Inc.(b)	23,182,200
17,400	TriCo Bancshares	457,968
800,000	TriMas Corp.(b)(d)	14,360,000
Shares		Value
UNITED STATES (continued)
12,200	Trinseo S.A.	$639,890
98,300	TrustCo Bank Corp.	688,100
196,754	Two Harbors Investment Corp., REIT	1,638,961
250,000	UMB Financial Corp.	15,512,500
52,700	UMH Properties, Inc.	638,724
26,100	Union Bankshares Corp.	728,973
1,300	Union Bankshares, Inc.	42,899
17,700	United Community Financial Corp.	130,095
33,100	United Fire Group, Inc.	1,308,112
33,100	United Insurance Holdings Corp.	479,950
11,500	United Natural Foods, Inc.(b)	480,010
25,900	Unitil Corp.	1,050,763
29,300	Universal Corp.	1,588,060
9,500	Universal Health Realty Income Trust REIT	557,650
815,000	Universal Health Services, Inc., Series B	98,378,650
27,600	Universal Insurance Holdings, Inc.	587,880
45,300	Urstadt Biddle Properties, Inc. - Class A REIT	973,950
22,200	US Ecology, Inc.	937,950
17,800	US Physical Therapy, Inc.	1,012,820
7,700	USANA Health Sciences, Inc.(b)	989,450
2,500	Utah Medical Products Inc.	155,375
769	Vail Resorts, Inc.	122,609
1,350,000	Vantiv, Inc. - Class A(b)	78,786,000
25,900	Vascular Solutions, Inc.(b)	1,181,040
26,430	Vector Group Ltd.	553,444
31,300	Viad Corp.	1,298,950
11,500	Village Super Market, Inc.	343,850
32,800	Vitamin Shoppe Inc.(b)	821,640
55,100	Vocera Communications, Inc.(b)	1,013,840
6,300	VSE Corp.	181,692
795,000	Wabtec Corp.	61,461,450
83,400	Washington Federal, Inc.	2,272,650
69,300	Washington Real Estate Investment Trust	2,038,806
215,000	Washington Trust Bancorp, Inc.(d)	9,868,500
4,500	WashingtonFirst Bankshares Inc.	110,025
502,351	Waters Corp.(b)	69,897,118
44,400	Waterstone Financial Inc.	752,580
4,800	WD-40 Co.	511,800
4,700	Weis Markets, Inc.	261,461
6,400	West Bancorp, Inc.	123,520
29,600	West Corp.	583,712
200,000	WEX, Inc.(b)	21,820,000
6,100	Weyco Group, Inc.	154,391
38,300	WGL Holdings, Inc.	2,415,581
1,000	Winmark Corp.	106,950
1,035,000	Wolverine World Wide, Inc.	22,097,250

62

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Shares		Value
UNITED STATES (continued)
196,000	Woodward, Inc.	$11,560,080
7,863	WW Grainger, Inc.	1,636,448
1,633,500	Wyndham Worldwide Corp.	107,549,640
42,400	Xactly Corp.(b)	546,960
44,100	Xenia Hotels & Resorts, Inc. REIT	688,401
45,200	XO Group Inc.(b)	831,680
		3,228,357,568
Total Common Stocks (Cost $4,109,361,311)		5,133,172,039
INVESTMENT COMPANY — 1.1%
62,714,100	SEI Daily Income Trust Government II Fund, Class A 0.01%(f)	62,714,100
Total Investment Company (Cost $62,714,100)		62,714,100
EXCHANGE TRADED FUNDS — 3.5%
100,861	iShares MSCI Japan Small Cap Index Fund(d)	6,569,077
175,300	iShares S&P Small Cap 600 Value Index Fund	21,060,542
180,000	SPDR S&P Emerging Markets Small Cap Index Fund(d)	7,740,000
860,000	SPDR S&P Oil & Gas Exploration & Production Index Fund	30,401,000
868,200	SPDR S&P Regional Banking Index Fund	38,018,478
229,300	Vanguard Mid-Cap Value ETF	20,937,383
495,750	Vanguard Small-Cap ETF	58,111,815
185,000	WisdomTree Emerging Markets SmallCap Dividend Fund	7,594,250
Total Exchange Traded Funds (Cost $163,250,010)		190,432,545
RIGHTS/WARRANTS — 0.0%
Banks — 0.0%
11,252	Karnataka Bank - Rights	8,811
Shares		Value
Consumer Discretionary — 0.0%
1,710	Centrebet Litigation Rights(c)(d)	$0
1,710	Centrebet Litigation Units(c)(d)	0
3,819	Restaurant Brands New Zealand Rights, Expire 11/16/16(c)(d)	0
		0
Energy — 0.0%
90,313	Ezion Holdings Ltd. Warrants, Expire 4/24/20(b)	4,284
Financials — 0.0%
30,203	Phoenix Group Holdings Rights, Expire 11/8/16(b)	82,070
Health Care — 0.0%
9,812	Intercell Contigent Value Rights(b)(c)(d)	0
201,026	KPJ Healthcare Berhad Warrants, Expire 1/23/19(b)	27,554
9,600	Ligand Pharmaceuticals Contingent Value Rights(c)	0
		27,554
Industrials — 0.0%
2,151	Asiana Airlines, Inc. - Rights(b)(c)	0
77,700	ASL Marine Rights, Expire 11/11/16	56
428,722	Dialog Group Berhad Warrants, Expire 2/12/17(b)	34,747
573	Interflex Co. Ltd. Rights, Expire 11/24/16(b)(d)	1,878
151,177	Prosafe - Rights Expire 10/31/16	549
11,873	Samsung Heavy Industries Co. Ltd. Rights, Expire 11/08/16(b)	26,771
37,432	Shanks Group Plc, Rights(b)	14,432
		78,433
Materials — 0.0%
22,626	Papeles y Cartones de Europe SA Rights, Expire 11/14/16(b)	4,545
7,158	TPI Polene Rights(c)(d)	0
		4,545
Real Estate — 0.0%
3,633	Cheuk Nang Holdings Ltd. Warrants, Expire 4/24/17(b)	960
Telecommunication Services — 0.0%
11,101	Tele2 AB Rights, Expire 11/16/16(d)	3,331
Total Rights/Warrants (Cost $103,022)		209,988

63

Old Westbury Funds, Inc.
Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2016

Principal
Amount
U.S. GOVERNMENT AGENCIES — 0.6%
Federal Home Loan Bank — 0.6%
$8,600,000	0.25%, 11/28/2016(g)	$8,598,710
9,800,000	0.26%, 12/19/2016(g)	9,797,256
11,600,000	0.27%, 11/23/2016(g)	11,598,585
Total U.S. Government Agencies (Cost $29,993,190)		29,994,551

Shares		Value
CASH SWEEP — 1.0%
54,342,747	Citibank - US Dollars on Deposit in Custody Account, 0.02%(f)	54,342,747
Total Cash Sweep (Cost $54,342,747)		54,342,747
TOTAL INVESTMENTS — 100.0% (Cost $4,419,764,380)(a)		5,470,865,970
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		757,555
NET ASSETS — 100.0%		$5,471,623,525

(a)	Cost for federal income tax purposes is $4,431,768,641 and net unrealized appreciation of investments is as follows:
Unrealized appreciation	$1,182,602,979
Unrealized depreciation	(143,505,650)
Net unrealized appreciation	$1,039,097,329
(b)	Non-income producing security.
(c)	Level 3 fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $888,822, which is 0.02% of net assets and the cost is $8,412,587.
(d)	This security is considered either fully or partially illiquid. These securities, or portions thereof, have a value of $489,280,110 or 8.94% of net assets.
(e)	Securities incorporated in the same country but traded on different exchanges.
(f)	The rate shown is the current yield as of October 31, 2016.
(g)	The rate represents the annualized yield at time of purchase.

BDR — Brazilian Depositary Receipt

CDI — CHESS Depositary Interests

CPO — Certificate of Participation-Common

CVR — Contingent Value Rights

DVR — Differential Voting Rights

FOR — Foreign Ownership Restrictions

NVDR — Non Voting Depositary Receipt

PDR — Phillippine Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depositary Receipt

VVPR — Voter Verified Paper Record

Portfolio diversification by Sector (Unaudited)

Percentage
Sector	of Net Assets
Industrials	20.5%
Health Care	16.5
Consumer Discretionary	15.2
Information Technology	12.7
Consumer Staples	8.5
Materials	5.0
Diversified Financials	3.4
Banks	3.3
Insurance	2.7
Real Estate	2.6
Utilities	2.0
Energy	1.0
Telecommunication Services	0.4
Other*	6.2
Total	100.0%

*	Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

64

Old Westbury Funds, Inc.

The Board of Directors and Shareholders of Small & Mid Cap Fund, a fund comprised within the Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Small & Mid Cap Fund (the “Fund”) (one of the funds comprising the Old Westbury Funds, Inc.), including the condensed portfolio of investments as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the portfolio of investments as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and portfolio of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights and portfolio of investments referred to above present fairly, in all material respects, the financial position of Old Westbury Small & Mid Cap Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2016

65

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has three audit committee financial experts serving on its audit committee and those persons (Patricia L. Francy, J. David Officer and R. Keith Walton) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $695,750 in 2016 and $792,000 in 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $14,600 in 2016 and $13,957 in 2015. [Fees for both 2016 and 2015 relate to the review of financial statement data incorporated in the Funds periodic N-1A filings.]

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $268,233 in 2016 and $250,577 in 2015. [Fees for both 2016 and 2015 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.]

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $53,400 in 2016 and $51,800 in 2015. [Fees for both 2016 and 2015 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2 and regulatory reporting for OWF Strategic Opportunities Fund Ltd.]

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before an auditor is engaged by the Funds to render audit services, the Audit Committee reviews and approves the engagement, including all related fees.  The Audit Committee also reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Funds employ their auditor to render “permissible non-audit services” to the Funds, including all related fees.  In addition, the Audit Committee reviews and approves in advance, unless excepted under Rule 2-01(c)(7) of Regulation S-X, any proposal that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, employ the Funds’ Auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds.  As a part of its review, the Audit Committee considers whether the provision of such services does not impact the Auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $321,633 in 2016 and $302,377 in 2015.
(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury Large Cap Core Fund, Old Westbury Large Cap Strategies Fund, Old Westbury Strategic Opportunities Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Old Westbury Funds, Inc.

By (Signature and Title)*          /s/ David W. Rossmiller

                                               David W. Rossmiller, President

                                               (Principal Executive Officer)

Date                         1/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ David W. Rossmiller
                                              David W. Rossmiller, President

                                               (Principal Executive Officer)

Date                         1/4/2017

By (Signature and Title)*          /s/ Matthew A. Rizzi
                                              Matthew A. Rizzi, Treasurer

                                              (Principal Financial Officer)

Date                         1/4/2017

* Print the name and title of each signing officer under his or her signature.